UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21991

Fidelity Rutland Square Trust II
(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
(Address of principal executive offices)       (Zip code)

John Hitt, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2018

Item 1.

Reports to Stockholders

Strategic Advisers® Core Income Fund Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Core Income Fund	1.54%	2.14%	4.54%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Fund on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,586	Strategic Advisers® Core Income Fund
$14,242	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  Returns for U.S. taxable investment-grade bonds rose slightly for the 12 months ending February 28, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.51%. Longer-term bond yields generally declined through September, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. They then rose through January, driven by three policy rate hikes, plans by the Fed to gradually reduce its balance sheet, and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Although yield spreads over Treasuries narrowed for much of the period, they widened in mid-January and February amid concern about valuations for risk assets. Within the Bloomberg Barclays index, corporate bonds (+2.20%) led all major market segments, paced primarily by industrial and utility issues. Conversely, safe-haven U.S. Treasury securities returned -0.56%, with intermediate-term maturities hit particularly hard. Outside the index, riskier, non-core fixed-income segments gained, while Treasury Inflation-Protected Securities (TIPS) returned -0.18%, according to Bloomberg Barclays.

Comments from Portfolio Manager Gregory Pappas:  For the year, the Fund gained 1.54%, leading the Bloomberg Barclays U.S. Aggregate Bond Index. Versus the benchmark, Fund performance was fueled by managers allocating assets across a range of risk-driven market sectors, while underweighting lagging U.S. Treasuries. PIMCO Total Return Fund – our largest investment – was the top contributor, led by allocations to non-agency mortgage-backed securities (MBS) and local-currency emerging-markets (EM) bonds. Western Asset Core Plus Bond Fund was another leading contributor, aided by a derivatives-based strategy that benefited from a flattening of the U.S. Treasury yield curve. It also was helped by positions in EM debt, non-U.S. sovereign bonds and non-agency MBS. PIMCO Income Fund provided a further boost to results, fueled by relatively large allocations to non-agency MBS, high-yield bonds, commercial MBS and EM debt. There were no significant detractors this period, but Metropolitan West Total Return Fund nicked relative performance due to its underweighted exposure to credit risk. We modestly increased the Fund’s allocation to Fidelity® SAI U.S. Treasury Fund during the period, and added Fidelity® Inflation-Protected Bond Index Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2018, Jonathan Duggan joined Gregory Pappas as Co-Manager of the Fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2018

(excluding cash equivalents)	% of fund's net assets
PIMCO Total Return Fund Institutional Class	18.2
Fidelity Total Bond Fund	17.4
U.S. Treasury Obligations	9.4
Western Asset Core Plus Bond Fund Class I	7.8
Metropolitan West Total Return Bond Fund Class A	5.7
Prudential Total Return Bond Fund Class A	4.5
Western Asset Core Bond Fund Class A	4.4
Fannie Mae	4.3
Pimco Income Fund Institutional Class	3.2
Doubleline Total Return Bond Fund Class N	2.5

Asset Allocation (% of fund's net assets)

As of February 28, 2018
Corporate Bonds	6.3%
U.S. Government and U.S. Government Agency Obligations	20.1%
Asset-Backed Securities	0.2%
CMOs and Other Mortgage Related Securities	0.4%
Municipal Securities	0.2%
High Yield Fixed-Income Funds	0.1%
Intermediate Government Funds	2.4%
Intermediate-Term Bond Funds	70.9%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.8)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 6.3%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.1%
Ford Motor Co.:
6.375% 2/1/29	$2,670,000	$3,035,729
6.625% 10/1/28	770,000	890,565
General Motors Co.:
3.5% 10/2/18	3,180,000	3,196,136
6.25% 10/2/43	2,115,000	2,362,493
General Motors Financial Co., Inc.:
3.25% 5/15/18	1,670,000	1,672,443
3.5% 7/10/19	3,787,000	3,809,417
3.7% 5/9/23	11,800,000	11,741,903
4% 1/15/25	1,900,000	1,883,555
4.25% 5/15/23	1,875,000	1,911,708
4.375% 9/25/21	7,321,000	7,531,171
		38,035,120
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd.:
4.25% 6/15/23	425,000	442,806
6.875% 8/15/18	650,000	663,233
President and Fellows of Harvard College:
3.15% 7/15/46	190,000	173,919
3.3% 7/15/56	190,000	171,536
University of Southern California 3.841% 10/1/47	705,000	706,923
		2,158,417
Hotels, Restaurants & Leisure - 0.0%
Marriott International, Inc. 3.125% 6/15/26	1,090,000	1,037,046
McDonald's Corp.:
1.875% 5/29/19	1,400,000	1,390,032
2.625% 1/15/22	680,000	668,338
2.75% 12/9/20	1,005,000	1,003,673
3.7% 1/30/26	490,000	491,537
4.7% 12/9/35	1,385,000	1,486,301
		6,076,927
Household Durables - 0.1%
Newell Brands, Inc. 4.2% 4/1/26	515,000	510,320
Toll Brothers Finance Corp.:
4.35% 2/15/28	15,000,000	14,175,000
4.375% 4/15/23	5,000,000	5,056,250
4.875% 3/15/27	4,442,000	4,419,790
5.875% 2/15/22	12,000,000	12,780,000
		36,941,360
Internet & Direct Marketing Retail - 0.0%
Amazon.com, Inc. 2.8% 8/22/24 (a)	1,045,000	1,011,802
Media - 0.4%
21st Century Fox America, Inc.:
4.75% 9/15/44	3,270,000	3,494,175
4.95% 10/15/45	50,000	55,757
5.4% 10/1/43	965,000	1,120,589
CBS Corp. 4.3% 2/15/21	270,000	277,563
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	11,002,000	11,263,757
4.908% 7/23/25	7,565,000	7,790,464
5.375% 5/1/47	15,000,000	14,847,532
6.384% 10/23/35	2,985,000	3,370,386
6.484% 10/23/45	720,000	811,087
Comcast Corp.:
3% 2/1/24	725,000	709,432
3.6% 3/1/24	1,095,000	1,105,779
4.6% 8/15/45	2,990,000	3,118,236
5.7% 7/1/19	1,100,000	1,143,844
Discovery Communications LLC:
5% 9/20/37	255,000	254,577
5.625% 8/15/19	138,000	143,416
NBCUniversal, Inc. 5.15% 4/30/20	3,135,000	3,290,684
Scripps Networks Interactive, Inc.:
3.5% 6/15/22	1,105,000	1,099,367
3.95% 6/15/25	710,000	703,353
Time Warner Cable, Inc.:
4% 9/1/21	16,424,000	16,582,417
5.5% 9/1/41	2,591,000	2,630,204
5.875% 11/15/40	5,543,000	5,849,721
6.55% 5/1/37	6,351,000	7,223,371
6.75% 7/1/18	1,413,000	1,431,876
7.3% 7/1/38	6,393,000	7,666,336
8.25% 4/1/19	6,565,000	6,930,605
Time Warner, Inc.:
3.55% 6/1/24	3,131,000	3,101,591
3.8% 2/15/27	575,000	556,459
4.7% 1/15/21	2,175,000	2,270,003
4.9% 6/15/42	7,000,000	7,085,415
6.2% 3/15/40	2,433,000	2,845,286
Viacom, Inc.:
3.875% 4/1/24	1,380,000	1,378,091
5.625% 9/15/19	775,000	806,893
5.85% 9/1/43	345,000	376,789
Walt Disney Co.:
1.85% 7/30/26	1,330,000	1,179,255
2.55% 2/15/22	335,000	329,939
2.75% 8/16/21	200,000	199,371
		123,043,620
Specialty Retail - 0.0%
Home Depot, Inc.:
2.625% 6/1/22	260,000	256,727
3.75% 2/15/24	4,151,000	4,282,048
4.875% 2/15/44	750,000	843,674
5.875% 12/16/36	300,000	383,157
Lowe's Companies, Inc. 4.25% 9/15/44	585,000	591,357
		6,356,963

TOTAL CONSUMER DISCRETIONARY		213,624,209

CONSUMER STAPLES - 0.3%
Beverages - 0.2%
Anheuser-Busch InBev Finance, Inc.:
2.65% 2/1/21	10,553,000	10,455,047
3.3% 2/1/23	13,975,000	13,915,434
3.65% 2/1/26	12,330,000	12,218,813
4.7% 2/1/36	10,761,000	11,308,282
4.9% 2/1/46	13,451,000	14,341,331
Anheuser-Busch InBev Worldwide, Inc.:
3.75% 1/15/22	1,593,000	1,624,913
5.375% 1/15/20	4,375,000	4,579,553
Constellation Brands, Inc. 4.75% 11/15/24	5,595,000	5,968,185
PepsiCo, Inc.:
2.75% 3/5/22	900,000	894,403
3.1% 7/17/22	260,000	261,490
3.6% 3/1/24	2,352,000	2,397,996
4.5% 1/15/20	1,925,000	1,990,793
		79,956,240
Food & Staples Retailing - 0.0%
CVS Health Corp.:
3.5% 7/20/22	640,000	637,586
3.875% 7/20/25	2,348,000	2,319,824
5.125% 7/20/45	125,000	130,385
5.3% 12/5/43	265,000	284,540
Kroger Co. 2.3% 1/15/19	170,000	169,584
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	2,632,000	2,635,944
		6,177,863
Food Products - 0.0%
General Mills, Inc. 5.65% 2/15/19	440,000	452,048
H.J. Heinz Co.:
3% 6/1/26	615,000	564,958
5% 7/15/35	190,000	197,589
5.2% 7/15/45	310,000	315,778
Kraft Foods Group, Inc. 5.375% 2/10/20	1,750,000	1,826,743
The J.M. Smucker Co. 3.5% 3/15/25	310,000	307,748
Tyson Foods, Inc. 3.95% 8/15/24	450,000	457,480
Unilever Capital Corp. 4.25% 2/10/21	375,000	389,696
		4,512,040
Household Products - 0.0%
Procter & Gamble Co. 3.1% 8/15/23	575,000	576,785
Tobacco - 0.1%
Altria Group, Inc.:
2.85% 8/9/22	1,570,000	1,543,603
4% 1/31/24	1,830,000	1,883,048
9.25% 8/6/19	449,000	489,888
Bat Capital Corp. 3.222% 8/15/24 (a)	3,195,000	3,077,584
Philip Morris International, Inc. 3.875% 8/21/42	2,075,000	1,947,249
Reynolds American, Inc.:
2.3% 6/12/18	2,234,000	2,233,248
4% 6/12/22	1,548,000	1,580,313
5.7% 8/15/35	1,287,000	1,465,775
6.15% 9/15/43	1,299,000	1,569,252
7.25% 6/15/37	2,443,000	3,220,391
		19,010,351

TOTAL CONSUMER STAPLES		110,233,279

ENERGY - 1.1%
Energy Equipment & Services - 0.0%
Baker Hughes A Ge Co. LLC 4.08% 12/15/47	290,000	272,242
El Paso Pipeline Partners Operating Co. LLC 5% 10/1/21	1,212,000	1,274,479
Halliburton Co.:
4.75% 8/1/43	570,000	592,699
6.7% 9/15/38	170,000	221,628
		2,361,048
Oil, Gas & Consumable Fuels - 1.1%
Amerada Hess Corp. 7.875% 10/1/29	3,089,000	3,841,554
Anadarko Finance Co. 7.5% 5/1/31	7,027,000	8,888,165
Anadarko Petroleum Corp.:
4.85% 3/15/21	1,762,000	1,838,539
5.55% 3/15/26	4,166,000	4,549,748
6.6% 3/15/46	4,900,000	6,108,782
6.95% 7/1/24	975,000	1,130,926
Apache Corp.:
3.25% 4/15/22	270,000	267,338
6% 1/15/37	415,000	471,837
BP Capital Markets PLC 3.245% 5/6/22	2,960,000	2,975,722
Buckeye Partners LP 2.65% 11/15/18	125,000	125,030
Canadian Natural Resources Ltd. 5.85% 2/1/35	2,743,000	3,107,491
Cenovus Energy, Inc.:
4.25% 4/15/27	6,718,000	6,565,159
5.25% 6/15/37	605,000	606,982
Chesapeake Energy Corp.:
6.625% 8/15/20	28,840,000	29,696,548
8% 12/15/22 (a)	3,981,000	4,234,789
Chevron Corp.:
1.961% 3/3/20	650,000	641,334
2.355% 12/5/22	840,000	814,592
2.566% 5/16/23	4,322,000	4,205,065
4.95% 3/3/19	975,000	998,099
Columbia Pipeline Group, Inc.:
2.45% 6/1/18	949,000	948,916
3.3% 6/1/20	4,641,000	4,658,450
4.5% 6/1/25	1,418,000	1,455,011
Concho Resources, Inc. 4.875% 10/1/47	185,000	191,039
Conoco, Inc. 6.95% 4/15/29	425,000	544,083
ConocoPhillips Co. 2.4% 12/15/22	2,350,000	2,280,325
DCP Midstream LLC:
4.75% 9/30/21 (a)	2,017,000	2,052,298
5.35% 3/15/20 (a)	2,258,000	2,314,450
5.85% 5/21/43 (a)(b)	7,892,000	7,477,670
DCP Midstream Operating LP:
2.7% 4/1/19	1,070,000	1,057,963
3.875% 3/15/23	17,626,000	17,185,350
5.6% 4/1/44	3,773,000	3,895,623
Devon Energy Corp.:
5% 6/15/45	1,040,000	1,089,277
5.6% 7/15/41	475,000	530,955
Ecopetrol SA:
4.125% 1/16/25	270,000	264,195
5.875% 5/28/45	400,000	401,200
El Paso Corp. 6.5% 9/15/20	12,030,000	12,945,606
Enable Midstream Partners LP:
2.4% 5/15/19 (b)	1,148,000	1,137,247
3.9% 5/15/24 (b)	1,210,000	1,192,531
Enbridge Energy Partners LP 4.2% 9/15/21	2,044,000	2,093,796
Enbridge, Inc.:
4.25% 12/1/26	1,943,000	1,955,738
5.5% 12/1/46	2,242,000	2,523,799
Encana Corp. 6.5% 8/15/34	1,165,000	1,383,809
Enterprise Products Operating LP:
4.85% 3/15/44	2,500,000	2,604,661
6.5% 1/31/19	2,075,000	2,144,968
EOG Resources, Inc.:
3.9% 4/1/35	205,000	200,936
4.1% 2/1/21	285,000	292,717
Exxon Mobil Corp.:
2.397% 3/6/22	1,575,000	1,542,343
4.114% 3/1/46	855,000	891,630
Kinder Morgan Energy Partners LP:
4.15% 3/1/22	885,000	903,381
4.15% 2/1/24	300,000	302,750
Magellan Midstream Partners LP:
4.2% 10/3/47	570,000	542,896
4.25% 9/15/46	65,000	62,600
Marathon Petroleum Corp. 5.125% 3/1/21	2,870,000	3,039,792
MPLX LP:
4.5% 7/15/23	1,235,000	1,275,678
4.5% 4/15/38	900,000	878,085
4.875% 12/1/24	2,489,000	2,618,615
4.875% 6/1/25	625,000	654,298
5.2% 3/1/47	125,000	128,547
Nakilat, Inc. 6.067% 12/31/33 (a)	666,000	742,723
Noble Energy, Inc.:
4.15% 12/15/21	1,185,000	1,215,253
5.25% 11/15/43	295,000	312,317
6% 3/1/41	360,000	413,519
Occidental Petroleum Corp.:
2.6% 4/15/22	325,000	319,604
2.7% 2/15/23	1,655,000	1,622,576
3.125% 2/15/22	472,000	472,837
4.1% 2/1/21	670,000	692,869
ONEOK Partners LP:
3.375% 10/1/22	1,065,000	1,060,406
6.65% 10/1/36	400,000	480,235
ONEOK, Inc. 4.95% 7/13/47	515,000	522,475
Petro-Canada 6.8% 5/15/38	350,000	463,788
Petrobras Global Finance BV:
5.625% 5/20/43	8,280,000	7,079,400
7.25% 3/17/44	34,097,000	34,608,455
Petroleos Mexicanos:
4.25% 1/15/25	1,040,000	1,005,056
4.625% 9/21/23	7,965,000	8,005,622
4.875% 1/18/24	2,616,000	2,655,240
5.375% 3/13/22 (a)	2,525,000	2,638,625
6.375% 2/4/21	2,660,000	2,842,210
6.375% 1/23/45	11,698,000	11,347,060
6.5% 3/13/27 (a)	5,780,000	6,178,069
6.5% 3/13/27 (a)	1,440,000	1,539,173
6.5% 6/2/41	59,845,000	59,830,039
6.75% 9/21/47	20,000,000	20,337,400
6.75% 9/21/47 (a)	6,150,000	6,253,751
Phillips 66 Co.:
4.3% 4/1/22	1,979,000	2,054,911
4.875% 11/15/44	305,000	319,670
Phillips 66 Partners LP 3.75% 3/1/28	420,000	408,109
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	10,550,000	10,420,681
Schlumberger Investment SA 3.65% 12/1/23	210,000	214,232
Shell International Finance BV:
2.125% 5/11/20	850,000	839,489
3.25% 5/11/25	1,465,000	1,446,876
4.3% 9/22/19	425,000	435,894
Spectra Energy Partners LP 4.75% 3/15/24	6,000,000	6,319,019
Sunoco Logistics Partner Operations LP 5.35% 5/15/45	850,000	824,221
The Williams Companies, Inc.:
3.7% 1/15/23	2,512,000	2,439,780
4.55% 6/24/24	12,246,000	12,337,845
Total Capital International SA 2.7% 1/25/23	1,375,000	1,345,898
Western Gas Partners LP:
4% 7/1/22	270,000	271,429
4.65% 7/1/26	1,249,000	1,268,548
5.3% 3/1/48	645,000	644,805
5.375% 6/1/21	4,846,000	5,072,378
Williams Partners LP:
3.6% 3/15/22	660,000	661,980
3.75% 6/15/27	1,385,000	1,338,721
4% 11/15/21	812,000	828,050
4.125% 11/15/20	394,000	403,186
4.3% 3/4/24	2,607,000	2,672,644
4.85% 3/1/48	300,000	300,699
4.9% 1/15/45	470,000	472,736
5.25% 3/15/20	150,000	156,528
		394,867,959

TOTAL ENERGY		397,229,007

FINANCIALS - 2.4%
Banks - 1.4%
Abbey National Treasury Services PLC 2.35% 9/10/19	295,000	293,329
Bank of America Corp.:
3.004% 12/20/23 (a)(b)	1,802,000	1,763,177
3.3% 1/11/23	5,787,000	5,767,146
3.419% 12/20/28 (a)(b)	11,888,000	11,382,129
3.5% 4/19/26	5,358,000	5,276,743
3.95% 4/21/25	14,478,000	14,455,930
4% 4/1/24	190,000	194,927
4% 1/22/25	45,375,000	45,576,897
4.1% 7/24/23	16,299,000	16,851,171
4.2% 8/26/24	2,028,000	2,068,546
4.244% 4/24/38 (b)	3,500,000	3,562,808
4.25% 10/22/26	3,838,000	3,874,966
5.49% 3/15/19	800,000	821,733
5.65% 5/1/18	1,325,000	1,332,671
Barclays PLC:
2.75% 11/8/19	3,769,000	3,746,424
4.337% 1/10/28	3,755,000	3,722,145
4.375% 1/12/26	1,015,000	1,016,072
Bnp Paribas Mtn Be 2.375% 5/21/20	495,000	489,023
CIT Group, Inc. 5% 8/1/23	7,000,000	7,210,000
Citigroup, Inc.:
2.7% 10/27/22	50,590,000	49,095,417
2.9% 12/8/21	2,470,000	2,438,570
3.2% 10/21/26	2,775,000	2,649,916
3.4% 5/1/26	1,045,000	1,014,662
3.7% 1/12/26	3,440,000	3,417,590
4.05% 7/30/22	1,159,000	1,185,678
4.125% 7/25/28	1,370,000	1,360,167
4.4% 6/10/25	5,137,000	5,272,751
4.45% 9/29/27	2,430,000	2,479,773
4.5% 1/14/22	2,773,000	2,894,944
4.6% 3/9/26	1,810,000	1,869,132
4.75% 5/18/46	10,000,000	10,229,659
5.5% 9/13/25	7,460,000	8,159,921
Citizens Bank NA 2.55% 5/13/21	1,705,000	1,671,277
Citizens Financial Group, Inc.:
4.15% 9/28/22 (a)	3,115,000	3,167,031
4.3% 12/3/25	9,918,000	10,088,006
Commonwealth Bank of Australia 2.3% 3/12/20	600,000	592,864
Corporacion Andina de Fomento 2% 5/10/19	975,000	968,098
Credit Suisse Group Funding Guernsey Ltd.:
3.75% 3/26/25	16,672,000	16,458,273
3.8% 9/15/22	10,230,000	10,329,084
3.8% 6/9/23	9,457,000	9,515,906
4.55% 4/17/26	2,315,000	2,400,257
Credit Suisse New York Branch 4.375% 8/5/20	650,000	670,386
Discover Bank:
3.45% 7/27/26	435,000	412,087
7% 4/15/20	3,143,000	3,382,826
Export-Import Bank of Korea 5.125% 6/29/20	800,000	836,471
Fifth Third Bancorp:
4.5% 6/1/18	520,000	523,032
8.25% 3/1/38	603,000	875,852
HBOS PLC 6.75% 5/21/18 (a)	773,000	779,824
HSBC Holdings PLC:
4.041% 3/13/28 (b)	1,355,000	1,360,407
4.25% 3/14/24	1,872,000	1,895,979
4.875% 1/14/22	5,445,000	5,737,810
Huntington Bancshares, Inc. 7% 12/15/20	404,000	445,056
Intesa Sanpaolo SpA 5.017% 6/26/24 (a)	25,900,000	25,843,486
Japan Bank International Cooperation 2.25% 2/24/20	1,600,000	1,587,480
JPMorgan Chase & Co.:
2.2% 10/22/19	1,621,000	1,606,805
2.35% 1/28/19	1,528,000	1,526,347
2.95% 10/1/26	4,205,000	3,951,950
3.2% 1/25/23	5,035,000	5,008,641
3.2% 6/15/26	390,000	374,427
3.3% 4/1/26	735,000	711,675
3.509% 1/23/29 (b)	755,000	731,932
3.625% 5/13/24	2,830,000	2,839,660
3.875% 2/1/24	130,000	132,620
3.875% 9/10/24	11,110,000	11,185,366
3.897% 1/23/49 (b)	1,945,000	1,831,337
4.125% 12/15/26	7,374,000	7,454,608
4.25% 10/15/20	1,747,000	1,806,657
4.26% 2/22/48 (b)	930,000	930,553
4.35% 8/15/21	4,947,000	5,143,435
4.625% 5/10/21	1,718,000	1,800,490
4.95% 3/25/20	4,618,000	4,811,505
Peoples United Bank 4% 7/15/24	300,000	301,737
PNC Bank NA 3.25% 6/1/25	2,010,000	1,978,581
PNC Financial Services Group, Inc.:
2.854% 11/9/22	275,000	269,700
3.9% 4/29/24	375,000	381,934
Rabobank Nederland 4.375% 8/4/25	7,713,000	7,835,952
Regions Bank 6.45% 6/26/37	2,533,000	3,064,782
Regions Financial Corp. 3.2% 2/8/21	3,096,000	3,106,470
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	21,274,000	21,796,299
6% 12/19/23	24,750,000	26,425,117
6.1% 6/10/23	26,988,000	28,825,765
6.125% 12/15/22	5,889,000	6,280,450
Santander UK Group Holdings PLC 2.875% 10/16/20	550,000	545,271
Societe Generale 4.25% 4/14/25 (a)	21,901,000	21,679,504
Sumitomo Mitsui Banking Corp. 3.95% 7/19/23	250,000	256,473
SunTrust Banks, Inc.:
2.7% 1/27/22	540,000	528,698
3.3% 5/15/26	1,240,000	1,192,965
Synchrony Bank 3% 6/15/22	5,477,000	5,349,821
U.S. Bancorp 2.625% 1/24/22	3,020,000	2,974,359
Wells Fargo & Co.:
2.1% 7/26/21	1,530,000	1,478,448
3% 2/19/25	5,000,000	4,800,880
4.125% 8/15/23	280,000	286,573
4.65% 11/4/44	1,760,000	1,779,805
		514,003,101
Capital Markets - 0.7%
Affiliated Managers Group, Inc. 4.25% 2/15/24	1,847,000	1,902,942
Deutsche Bank AG 4.5% 4/1/25	9,996,000	9,792,782
Deutsche Bank AG New York Branch 3.3% 11/16/22	10,180,000	9,926,630
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	12,744,000	12,494,726
3.2% 2/23/23	5,700,000	5,612,492
3.625% 1/22/23	2,410,000	2,428,857
3.75% 2/25/26	650,000	641,443
3.85% 7/8/24	1,900,000	1,913,956
4% 3/3/24	3,845,000	3,907,642
6.75% 10/1/37	38,243,000	48,442,549
IntercontinentalExchange, Inc.:
2.75% 12/1/20	1,768,000	1,759,392
3.75% 12/1/25	3,162,000	3,197,637
Lazard Group LLC 4.25% 11/14/20	2,944,000	3,037,170
Moody's Corp.:
3.25% 1/15/28 (a)	2,897,000	2,755,904
4.875% 2/15/24	2,720,000	2,896,267
Morgan Stanley:
3.125% 1/23/23	7,600,000	7,477,228
3.125% 7/27/26	38,526,000	36,541,936
3.7% 10/23/24	21,259,000	21,247,712
3.75% 2/25/23	3,725,000	3,779,698
3.875% 4/29/24	4,975,000	5,030,981
3.875% 1/27/26	165,000	165,403
4% 7/23/25	4,635,000	4,694,881
4.1% 5/22/23	2,000,000	2,036,239
5% 11/24/25	32,614,000	34,723,629
5.75% 1/25/21	4,996,000	5,357,741
Nomura Holdings, Inc. 2.75% 3/19/19	840,000	840,183
The Bank of New York Mellon Corp. 3.4% 5/15/24	750,000	750,453
UBS AG Stamford Branch 2.375% 8/14/19	495,000	492,001
		233,848,474
Consumer Finance - 0.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.5% 5/26/22	1,949,000	1,942,017
4.5% 5/15/21	1,455,000	1,499,513
5% 10/1/21	2,185,000	2,289,713
American Express Credit Corp. 2.2% 3/3/20	2,390,000	2,361,262
Capital One Bank U.S.A. NA 3.375% 2/15/23	1,035,000	1,020,121
Capital One Financial Corp. 3.8% 1/31/28	5,513,000	5,352,342
Discover Financial Services:
3.85% 11/21/22	2,293,000	2,308,330
3.95% 11/6/24	2,567,000	2,563,136
4.1% 2/9/27	645,000	637,950
5.2% 4/27/22	1,093,000	1,154,218
Ford Motor Credit Co. LLC:
2.551% 10/5/18	200,000	199,923
2.943% 1/8/19	12,780,000	12,809,501
3.664% 9/8/24	1,275,000	1,240,779
3.81% 1/9/24	1,305,000	1,286,445
4.134% 8/4/25	1,345,000	1,323,409
Synchrony Financial:
3% 8/15/19	1,335,000	1,335,773
3.75% 8/15/21	2,016,000	2,041,533
4.25% 8/15/24	2,029,000	2,043,522
		43,409,487
Diversified Financial Services - 0.1%
Arch Capital Finance LLC 4.011% 12/15/26	185,000	186,800
Berkshire Hathaway, Inc.:
2.75% 3/15/23	3,395,000	3,332,422
3.125% 3/15/26	1,015,000	987,820
4.5% 2/11/43	500,000	537,414
Brixmor Operating Partnership LP 4.125% 6/15/26	2,238,000	2,203,267
Broadcom Corp./Broadcom Cayman LP 3.125% 1/15/25	1,260,000	1,184,377
GE Capital International Funding Co.:
2.342% 11/15/20	3,179,000	3,109,891
3.373% 11/15/25	1,880,000	1,807,031
General Electric Capital Corp.:
3.45% 5/15/24	920,000	905,829
5.55% 5/4/20	1,096,000	1,154,083
Goldman Sachs Group, Inc. 4.75% 10/21/45	1,450,000	1,538,113
National Rural Utilities Cooperative Finance Corp. 2.3% 11/15/19	820,000	815,311
Voya Financial, Inc. 3.125% 7/15/24	3,436,000	3,344,699
		21,107,057
Insurance - 0.1%
ACE INA Holdings, Inc.:
2.7% 3/13/23	1,105,000	1,080,723
3.15% 3/15/25	1,615,000	1,576,183
AIA Group Ltd. 2.25% 3/11/19 (a)	776,000	769,435
American International Group, Inc.:
4.125% 2/15/24	2,820,000	2,892,551
4.5% 7/16/44	2,080,000	2,065,969
4.875% 6/1/22	3,898,000	4,129,789
Aon Corp. 5% 9/30/20	540,000	566,008
Great-West Life & Annuity Insurance Co. 3 month U.S. LIBOR + 2.538% 4.388% 5/16/46 (a)(b)(c)	2,630,000	2,623,425
Hartford Financial Services Group, Inc.:
5.125% 4/15/22	4,954,000	5,292,499
5.5% 3/30/20	990,000	1,042,565
Liberty Mutual Group, Inc. 5% 6/1/21 (a)	1,847,000	1,946,899
Lincoln National Corp.:
4.35% 3/1/48	165,000	164,064
6.3% 10/9/37	185,000	228,561
Marsh & McLennan Companies, Inc.:
3.5% 6/3/24	1,140,000	1,143,662
4.8% 7/15/21	1,026,000	1,079,046
MetLife, Inc.:
4.368% 9/15/23 (b)	910,000	956,435
7.717% 2/15/19	650,000	681,263
Pricoa Global Funding I 5.375% 5/15/45 (b)	5,278,000	5,489,120
Prudential Financial, Inc.:
4.5% 11/16/21	1,118,000	1,173,411
7.375% 6/15/19	438,000	464,096
The Chubb Corp. 6% 5/11/37	300,000	382,184
The Travelers Companies, Inc. 4.6% 8/1/43	680,000	735,780
TIAA Asset Management Finance LLC 2.95% 11/1/19 (a)	1,102,000	1,102,512
Unum Group:
5.625% 9/15/20	3,216,000	3,415,298
5.75% 8/15/42	2,238,000	2,638,407
		43,639,885

TOTAL FINANCIALS		856,008,004

HEALTH CARE - 0.3%
Biotechnology - 0.1%
AbbVie, Inc.:
3.6% 5/14/25	2,980,000	2,943,897
4.7% 5/14/45	1,220,000	1,258,812
Amgen, Inc.:
3.45% 10/1/20	410,000	415,118
3.625% 5/22/24	4,455,000	4,487,885
4.4% 5/1/45	1,985,000	1,969,376
4.5% 3/15/20	1,500,000	1,549,668
Baxalta, Inc. 4% 6/23/25	1,945,000	1,934,761
Celgene Corp.:
3.625% 5/15/24	910,000	907,377
5% 8/15/45	660,000	687,811
Gilead Sciences, Inc.:
3.25% 9/1/22	195,000	195,012
4.4% 12/1/21	1,120,000	1,170,004
4.5% 4/1/21	1,295,000	1,352,254
4.5% 2/1/45	765,000	770,661
		19,642,636
Health Care Equipment & Supplies - 0.0%
Abbott Laboratories:
2.55% 3/15/22	500,000	487,416
2.9% 11/30/21	1,915,000	1,898,853
Becton, Dickinson & Co.:
3.125% 11/8/21	1,050,000	1,036,070
3.7% 6/6/27	380,000	363,398
3.734% 12/15/24	855,000	842,172
Medtronic, Inc.:
2.5% 3/15/20	90,000	89,490
3.625% 3/15/24	1,250,000	1,274,642
Stryker Corp.:
3.375% 5/15/24	700,000	698,315
3.5% 3/15/26	675,000	671,839
Zimmer Biomet Holdings, Inc. 2.7% 4/1/20	465,000	461,331
		7,823,526
Health Care Providers & Services - 0.1%
Aetna, Inc. 2.75% 11/15/22	1,480,000	1,433,972
Ascension Health:
3.945% 11/15/46	465,000	464,983
4.847% 11/15/53	250,000	275,833
Cardinal Health, Inc.:
3.2% 6/15/22	405,000	400,531
4.625% 12/15/20	200,000	208,140
Childrens Hospital Corp. 4.115% 1/1/47	580,000	587,810
Cigna Corp.:
3.25% 4/15/25	1,080,000	1,038,773
4% 2/15/22	1,910,000	1,966,490
4.375% 12/15/20	305,000	316,239
5.125% 6/15/20	560,000	586,307
Coventry Health Care, Inc. 5.45% 6/15/21	2,329,000	2,477,793
Duke University Health System, Inc. 3.92% 6/1/47	635,000	633,004
Express Scripts Holding Co. 4.5% 2/25/26	1,020,000	1,051,186
Hackensack Meridian Health 4.5% 7/1/57	385,000	402,931
HCA Holdings, Inc.:
3.75% 3/15/19	3,362,000	3,383,113
4.75% 5/1/23	205,000	208,588
5.875% 3/15/22	250,000	265,000
6.5% 2/15/20	3,683,000	3,876,358
Kaiser Foundation Hospitals 4.15% 5/1/47	1,465,000	1,498,559
Laboratory Corp. of America Holdings:
3.25% 9/1/24	395,000	384,783
4.7% 2/1/45	980,000	981,359
Medco Health Solutions, Inc. 4.125% 9/15/20	1,049,000	1,077,507
Memorial Sloan-Kettring Cancer Center:
4.2% 7/1/55	140,000	142,262
5% 7/1/42	225,000	260,198
New York & Presbyterian Hospital:
4.024% 8/1/45	550,000	551,956
4.063% 8/1/56	540,000	528,595
NYU Hospitals Center:
4.368% 7/1/47	810,000	833,778
5.75% 7/1/43	185,000	228,454
Providence St. Joseph Health Obligated Group 2.746% 10/1/26	780,000	731,784
Quest Diagnostics, Inc.:
4.7% 3/30/45	100,000	101,405
5.75% 1/30/40	68,000	76,256
RWJ Barnabas Health, Inc. 3.949% 7/1/46	265,000	255,200
The Johns Hopkins Health System Corp. 3.837% 5/15/46	400,000	389,760
UnitedHealth Group, Inc.:
3.75% 10/15/47	575,000	541,513
4.2% 1/15/47	470,000	476,252
4.7% 2/15/21	240,000	251,736
6.875% 2/15/38	700,000	953,853
WellPoint, Inc.:
3.125% 5/15/22	2,620,000	2,600,210
3.3% 1/15/23	7,225,000	7,167,816
		39,610,287
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc.:
3% 4/15/23	680,000	667,136
3.15% 1/15/23	365,000	360,842
		1,027,978
Pharmaceuticals - 0.1%
Actavis Funding SCS:
3.8% 3/15/25	2,175,000	2,146,215
4.75% 3/15/45	1,060,000	1,051,410
GlaxoSmithKline Capital PLC 2.85% 5/8/22	710,000	705,935
GlaxoSmithKline Capital, Inc. 2.8% 3/18/23	1,425,000	1,399,257
Johnson & Johnson:
2.45% 3/1/26	570,000	535,927
3.625% 3/3/37	1,585,000	1,577,052
Merck & Co., Inc.:
2.4% 9/15/22	3,375,000	3,296,343
3.875% 1/15/21	1,800,000	1,857,218
Mylan N.V. 2.55% 3/28/19	150,000	149,500
Mylan NV:
2.5% 6/7/19	4,209,000	4,183,683
3.15% 6/15/21	6,494,000	6,435,666
3.95% 6/15/26	2,804,000	2,712,117
Novartis Capital Corp.:
2.4% 9/21/22	4,695,000	4,570,086
4.4% 5/6/44	1,225,000	1,327,097
Perrigo Finance PLC 3.5% 12/15/21	400,000	401,476
Pfizer, Inc. 3% 12/15/26	552,000	533,926
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	3,260,000	3,117,265
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21	3,911,000	3,624,325
3.15% 10/1/26	3,333,000	2,718,357
Wyeth LLC 6.45% 2/1/24	3,905,000	4,590,833
Zoetis, Inc.:
3% 9/12/27	340,000	318,992
3.25% 2/1/23	5,975,000	5,928,898
		53,181,578

TOTAL HEALTH CARE		121,286,005

INDUSTRIALS - 0.2%
Aerospace & Defense - 0.0%
General Dynamics Corp. 2.25% 11/15/22	1,500,000	1,447,499
Lockheed Martin Corp.:
3.8% 3/1/45	735,000	690,512
4.25% 11/15/19	1,400,000	1,438,049
Northrop Grumman Corp. 4.75% 6/1/43	920,000	994,849
Rockwell Collins, Inc. 4.35% 4/15/47	595,000	593,818
The Boeing Co. 4.875% 2/15/20	650,000	680,081
United Technologies Corp. 2.8% 5/4/24	2,742,000	2,627,010
		8,471,818
Air Freight & Logistics - 0.0%
FedEx Corp. 3.3% 3/15/27	280,000	272,320
United Parcel Service, Inc.:
3.125% 1/15/21	370,000	374,034
5.125% 4/1/19	635,000	652,217
		1,298,571
Airlines - 0.0%
American Airelines 2014-1 Class A Pass-Through Trust Equipment Trust Certificate 3.7% 10/1/26	274,131	273,446
American Airlines, Inc. equipment trust certificate 3.2% 6/15/28	511,920	493,184
Continental Airlines, Inc.:
4.15% 4/11/24	856,367	879,917
6.545% 2/2/19	71,530	73,454
6.795% 8/2/18	4,002	4,042
Delta Air Lines, Inc. pass-thru trust certificates 6.821% 8/10/22	130,563	145,787
U.S. Airways pass-thru trust certificates 8.36% 1/20/19	49,752	50,747
United Airlines pass-thru Trust Series 2013-1A Class O, 4.3% 8/15/25	169,618	174,919
		2,095,496
Building Products - 0.0%
Fortune Brands Home & Security, Inc. 3% 6/15/20	425,000	424,914
Masco Corp. 4.45% 4/1/25	1,610,000	1,658,944
		2,083,858
Commercial Services & Supplies - 0.0%
Cintas Corp. No. 2 3.7% 4/1/27	1,135,000	1,134,557
Republic Services, Inc. 5.5% 9/15/19	325,000	338,910
Waste Management, Inc. 2.9% 9/15/22	375,000	371,081
WMX Technologies, Inc. 4.6% 3/1/21	345,000	360,801
		2,205,349
Electrical Equipment - 0.0%
ABB Finance (U.S.A.), Inc. 2.875% 5/8/22	115,000	114,575
Fortive Corp. 3.15% 6/15/26	275,000	265,944
General Electric Capital Corp. 3.15% 9/7/22	1,386,000	1,371,226
		1,751,745
Industrial Conglomerates - 0.0%
Covidien International Finance SA 3.2% 6/15/22	865,000	867,456
General Electric Co. 2.7% 10/9/22	1,170,000	1,131,995
		1,999,451
Machinery - 0.0%
Caterpillar, Inc.:
2.6% 6/26/22	675,000	662,249
3.9% 5/27/21	1,730,000	1,782,715
John Deere Capital Corp.:
2.65% 6/24/24	615,000	592,838
2.8% 1/27/23	585,000	577,493
2.8% 3/6/23	2,460,000	2,415,490
Xylem, Inc.:
3.25% 11/1/26	225,000	218,092
4.875% 10/1/21	525,000	558,025
		6,806,902
Road & Rail - 0.1%
Burlington Northern Santa Fe Corp. 7.95% 8/15/30	1,580,000	2,148,575
Burlington Northern Santa Fe LLC 4.1% 6/1/21	950,000	985,248
Canadian National Railway Co. 2.85% 12/15/21	600,000	598,809
CSX Corp.:
3.4% 8/1/24	600,000	597,397
6.15% 5/1/37	1,500,000	1,853,017
Norfolk Southern Corp. 5.9% 6/15/19	2,337,000	2,433,668
Union Pacific Corp.:
3.6% 9/15/37	640,000	618,077
4% 2/1/21	943,000	972,803
4.3% 6/15/42	325,000	340,785
		10,548,379
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
3% 9/15/23	800,000	778,156
3.375% 6/1/21	2,750,000	2,768,323
3.75% 2/1/22	4,752,000	4,817,100
3.875% 4/1/21	2,900,000	2,953,089
4.25% 9/15/24	3,212,000	3,291,329
4.75% 3/1/20	3,227,000	3,338,733
		17,946,730
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (b)	755,000	858,276

TOTAL INDUSTRIALS		56,066,575

INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.0%
Cisco Systems, Inc.:
1.85% 9/20/21	725,000	699,687
2.9% 3/4/21	150,000	150,322
3% 6/15/22	310,000	310,242
		1,160,251
Electronic Equipment & Components - 0.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 3.48% 6/1/19 (a)	725,000	729,187
IT Services - 0.0%
Fiserv, Inc. 3.85% 6/1/25	2,120,000	2,140,112
IBM Corp. 3.625% 2/12/24	4,140,000	4,215,980
MasterCard, Inc. 3.375% 4/1/24	1,220,000	1,223,460
		7,579,552
Software - 0.1%
CA Technologies, Inc. 3.6% 8/1/20	555,000	562,665
Microsoft Corp.:
1.85% 2/12/20	550,000	544,086
2.875% 2/6/24	3,890,000	3,828,674
3.7% 8/8/46	1,800,000	1,747,670
4.1% 2/6/37	1,930,000	2,028,367
Oracle Corp.:
1.9% 9/15/21	3,770,000	3,643,537
2.5% 10/15/22	1,855,000	1,810,046
2.65% 7/15/26	2,595,000	2,425,036
2.95% 5/15/25	2,085,000	2,019,711
4.125% 5/15/45	1,595,000	1,602,601
		20,212,393
Technology Hardware, Storage & Peripherals - 0.0%
Apple, Inc.:
2.4% 5/3/23	2,090,000	2,021,950
2.85% 5/6/21	885,000	886,434
2.85% 5/11/24	3,515,000	3,424,369
3.25% 2/23/26	2,145,000	2,110,874
3.35% 2/9/27	1,835,000	1,808,484
3.75% 9/12/47	40,000	38,106
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (b)	5,700,000	5,910,652
HP, Inc. 4.3% 6/1/21	500,000	517,550
		16,718,419

TOTAL INFORMATION TECHNOLOGY		46,399,802

MATERIALS - 0.1%
Chemicals - 0.0%
Agrium, Inc.:
4.9% 6/1/43	825,000	865,068
5.25% 1/15/45	330,000	358,741
E.I. du Pont de Nemours & Co. 2.8% 2/15/23	1,195,000	1,174,505
Eastman Chemical Co. 4.65% 10/15/44	485,000	502,259
Ecolab, Inc. 4.35% 12/8/21	245,000	255,946
LYB International Finance II BV 3.5% 3/2/27	480,000	467,241
LyondellBasell Industries NV:
5.75% 4/15/24	1,730,000	1,911,333
6% 11/15/21	1,919,000	2,085,852
Monsanto Co. 4.7% 7/15/64	370,000	367,815
Praxair, Inc. 4.5% 8/15/19	220,000	226,281
Sherwin-Williams Co. 4.5% 6/1/47	210,000	209,454
The Dow Chemical Co.:
3% 11/15/22	650,000	640,300
4.125% 11/15/21	1,350,000	1,397,498
4.25% 11/15/20	2,524,000	2,600,564
		13,062,857
Containers & Packaging - 0.0%
International Paper Co.:
3.65% 6/15/24	3,355,000	3,370,474
4.75% 2/15/22	1,920,000	2,022,642
5% 9/15/35	405,000	439,981
5.15% 5/15/46	116,000	126,666
Rock-Tenn Co. 4.9% 3/1/22	185,000	195,655
		6,155,418
Metals & Mining - 0.1%
Anglo American Capital PLC:
4.125% 4/15/21 (a)	6,803,000	6,925,862
4.125% 9/27/22 (a)	1,333,000	1,353,247
Barrick North America Finance LLC 5.75% 5/1/43	330,000	391,837
BHP Billiton Financial (U.S.A.) Ltd.:
5% 9/30/43	520,000	598,897
6.25% 10/19/75 (a)(b)	1,979,000	2,103,776
Corporacion Nacional del Cobre de Chile (Codelco):
3.625% 8/1/27 (a)	2,033,000	1,964,102
4.5% 8/1/47 (a)	1,715,000	1,710,815
Rio Tinto Finance (U.S.A.) Ltd. 3.75% 6/15/25	1,390,000	1,416,741
Southern Copper Corp. 5.875% 4/23/45	850,000	977,901
		17,443,178

TOTAL MATERIALS		36,661,453

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	801,000	798,133
4.6% 4/1/22	855,000	893,187
American Campus Communities Operating Partnership LP 3.75% 4/15/23	813,000	814,954
Boston Properties, Inc. 3.85% 2/1/23	1,175,000	1,202,986
Camden Property Trust:
2.95% 12/15/22	954,000	938,235
4.25% 1/15/24	2,838,000	2,917,217
Corporate Office Properties LP 5% 7/1/25	3,453,000	3,582,525
DDR Corp.:
3.625% 2/1/25	2,396,000	2,314,439
4.25% 2/1/26	4,062,000	4,027,490
4.625% 7/15/22	5,099,000	5,306,854
Duke Realty LP:
3.25% 6/30/26	805,000	779,813
3.625% 4/15/23	1,382,000	1,397,804
3.875% 10/15/22	2,108,000	2,157,745
4.375% 6/15/22	1,237,000	1,290,589
Equity One, Inc. 3.75% 11/15/22	3,200,000	3,220,152
Government Properties Income Trust 3.75% 8/15/19	4,010,000	4,039,577
Highwoods/Forsyth LP 3.2% 6/15/21	2,263,000	2,254,998
Lexington Corporate Properties Trust 4.4% 6/15/24	1,319,000	1,301,423
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	6,644,000	6,618,242
4.5% 1/15/25	2,793,000	2,718,556
4.5% 4/1/27	1,500,000	1,433,348
4.75% 1/15/28	7,569,000	7,326,693
4.95% 4/1/24	1,152,000	1,175,867
5.25% 1/15/26	5,841,000	5,889,341
Realty Income Corp. 3% 1/15/27	1,015,000	950,722
Retail Opportunity Investments Partnership LP:
4% 12/15/24	877,000	842,691
5% 12/15/23	626,000	638,153
Simon Property Group LP:
3.25% 11/30/26	870,000	843,190
3.375% 10/1/24	3,900,000	3,871,726
Weingarten Realty Investors 3.375% 10/15/22	472,000	468,543
WP Carey, Inc.:
4% 2/1/25	5,544,000	5,482,024
4.6% 4/1/24	7,436,000	7,694,187
		85,191,404
Real Estate Management & Development - 0.2%
Brandywine Operating Partnership LP:
3.95% 2/15/23	4,006,000	4,016,590
3.95% 11/15/27	4,459,000	4,295,750
4.1% 10/1/24	3,830,000	3,825,843
CBRE Group, Inc. 4.875% 3/1/26	12,670,000	13,349,313
Digital Realty Trust LP 3.95% 7/1/22	3,488,000	3,582,954
Essex Portfolio LP 3.875% 5/1/24	2,685,000	2,705,695
Liberty Property LP:
3.25% 10/1/26	2,158,000	2,059,777
3.375% 6/15/23	4,307,000	4,313,863
4.125% 6/15/22	1,061,000	1,095,018
4.75% 10/1/20	2,674,000	2,787,615
Mack-Cali Realty LP:
3.15% 5/15/23	3,436,000	3,127,034
4.5% 4/18/22	644,000	632,107
Mid-America Apartments LP 4% 11/15/25	1,296,000	1,307,022
Post Apartment Homes LP 3.375% 12/1/22	1,800,000	1,797,535
Tanger Properties LP:
3.125% 9/1/26	2,814,000	2,579,038
3.75% 12/1/24	2,653,000	2,602,353
3.875% 12/1/23	1,492,000	1,482,249
3.875% 7/15/27	9,533,000	9,154,727
Ventas Realty LP:
3.125% 6/15/23	1,414,000	1,385,319
3.85% 4/1/27	1,050,000	1,032,785
4% 3/1/28	2,712,000	2,684,198
4.125% 1/15/26	1,628,000	1,643,593
		71,460,378

TOTAL REAL ESTATE		156,651,782

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
AT&T, Inc.:
2.3% 3/11/19	60,000,000	59,887,275
3.6% 2/17/23	9,834,000	9,856,139
3.875% 8/15/21	1,130,000	1,154,244
3.95% 1/15/25	1,275,000	1,274,490
4.45% 4/1/24	800,000	824,562
4.5% 5/15/35	1,980,000	1,913,779
4.5% 3/9/48	21,790,000	19,807,864
4.55% 3/9/49	611,000	558,244
4.75% 5/15/46	2,340,000	2,217,054
4.8% 6/15/44	515,000	493,040
5.3% 8/14/58	250,000	250,340
5.35% 9/1/40	59,000	61,060
5.875% 10/1/19	1,592,000	1,664,866
6.3% 1/15/38	2,523,000	2,909,056
BellSouth Capital Funding Corp. 7.875% 2/15/30	56,000	70,221
British Telecommunications PLC 9.125% 12/15/30 (b)	575,000	837,214
CenturyLink, Inc. 6.15% 9/15/19	2,129,000	2,203,515
Verizon Communications, Inc.:
3.376% 2/15/25	1,395,000	1,364,423
4.5% 8/10/33	1,310,000	1,315,442
4.522% 9/15/48	1,186,000	1,120,534
5.012% 4/15/49	2,264,000	2,297,429
5.012% 8/21/54	20,147,000	19,956,940
		132,037,731
Wireless Telecommunication Services - 0.0%
America Movil S.A.B. de CV 5% 3/30/20	1,175,000	1,220,355
Rogers Communications, Inc.:
3% 3/15/23	150,000	146,032
6.8% 8/15/18	200,000	203,790
		1,570,177

TOTAL TELECOMMUNICATION SERVICES		133,607,908

UTILITIES - 0.4%
Electric Utilities - 0.2%
Alabama Power Co.:
3.75% 3/1/45	850,000	826,334
3.85% 12/1/42	500,000	491,379
4.1% 1/15/42	225,000	224,560
Appalachian Power Co. 3.3% 6/1/27	605,000	588,311
Arizona Public Service Co. 3.75% 5/15/46	390,000	374,737
Baltimore Gas & Electric Co. 3.35% 7/1/23	470,000	473,113
CenterPoint Energy Houston Electric LLC 2.25% 8/1/22	530,000	509,707
Commonwealth Edison Co.:
3.65% 6/15/46	765,000	720,609
3.7% 3/1/45	315,000	300,394
3.75% 8/15/47	600,000	575,988
4% 3/1/48	45,000	45,052
4.6% 8/15/43	1,045,000	1,145,996
Duke Energy Carolinas LLC:
2.95% 12/1/26	2,070,000	1,982,788
4.25% 12/15/41	1,250,000	1,308,492
6.1% 6/1/37	775,000	966,607
Duke Energy Corp. 2.1% 6/15/18	1,559,000	1,557,809
Duquesne Light Holdings, Inc.:
5.9% 12/1/21(a)	8,875,000	9,658,169
6.4% 9/15/20 (a)	4,858,000	5,235,198
Entergy Corp. 5.125% 9/15/20	545,000	570,812
Entergy Louisiana LLC:
2.4% 10/1/26	870,000	796,665
4.05% 9/1/23	880,000	918,460
Exelon Corp. 3.497% 6/1/22 (b)	835,000	833,954
FirstEnergy Corp.:
4.25% 3/15/23	12,580,000	12,947,582
7.375% 11/15/31	10,940,000	14,424,376
FirstEnergy Solutions Corp. 6.05% 8/15/21	5,244,000	1,887,840
Florida Power & Light Co. 2.75% 6/1/23	1,200,000	1,178,229
Fortis, Inc. 3.055% 10/4/26	485,000	450,789
Hydro-Quebec 8.05% 7/7/24	1,455,000	1,826,200
IPALCO Enterprises, Inc.:
3.45% 7/15/20	8,163,000	8,184,305
3.7% 9/1/24	2,644,000	2,585,607
LG&E and KU Energy LLC 3.75% 11/15/20	686,000	698,281
Louisville Gas & Electric Co. 5.125% 11/15/40	245,000	281,944
Mid-American Energy Co.:
3.65% 8/1/48	620,000	584,749
3.95% 8/1/47	775,000	777,501
Northern States Power Co. 6.25% 6/1/36	370,000	482,186
Pacific Gas & Electric Co.:
3.3% 3/15/27	410,000	388,189
3.4% 8/15/24	250,000	244,903
5.125% 11/15/43	240,000	259,013
6.05% 3/1/34	2,225,000	2,593,087
PacifiCorp 5.75% 4/1/37	900,000	1,115,880
PPL Capital Funding, Inc. 4.2% 6/15/22	495,000	513,733
PPL Electric Utilities Corp. 6.25% 5/15/39	250,000	326,398
Progress Energy, Inc. 4.875% 12/1/19	450,000	465,550
Public Service Co. of Colorado 2.5% 3/15/23	645,000	628,119
Public Service Electric & Gas Co.:
2.25% 9/15/26	295,000	269,233
3.6% 12/1/47	260,000	245,807
3.65% 9/1/42	125,000	120,389
Puget Sound Energy, Inc. 5.764% 7/15/40	285,000	356,906
South Carolina Electric & Gas Co. 5.1% 6/1/65	370,000	385,473
Southern California Edison Co.:
3.6% 2/1/45	1,735,000	1,625,371
4% 4/1/47	1,040,000	1,038,086
Southwestern Electric Power Co. 3.85% 2/1/48	785,000	748,403
Virginia Electric & Power Co. 6% 5/15/37	1,375,000	1,719,421
Wisconsin Power & Light Co. 4.1% 10/15/44	240,000	239,383
		89,698,067
Gas Utilities - 0.0%
AGL Capital Corp.:
3.5% 9/15/21	1,030,000	1,037,620
4.4% 6/1/43	290,000	292,568
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	527,000	546,052
		1,876,240
Independent Power and Renewable Electricity Producers - 0.1%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	12,900,000	14,061,000
Emera U.S. Finance LP:
2.15% 6/15/19	1,324,000	1,311,310
2.7% 6/15/21	1,304,000	1,279,393
3.55% 6/15/26	795,000	765,353
Exelon Generation Co. LLC 2.95% 1/15/20	120,000	119,983
PSEG Power LLC 3% 6/15/21	1,075,000	1,071,910
		18,608,949
Multi-Utilities - 0.1%
Consolidated Edison Co. of New York, Inc. 4.3% 12/1/56	300,000	307,920
Dominion Resources, Inc.:
3 month U.S. LIBOR + 2.300% 3.9934% 9/30/66 (b)(c)	6,307,000	5,944,348
3 month U.S. LIBOR + 2.825% 4.5197% 6/30/66 (b)(c)	924,000	914,760
4.45% 3/15/21	1,660,000	1,717,658
NiSource Finance Corp.:
4.8% 2/15/44	230,000	246,871
5.95% 6/15/41	640,000	778,436
NorthWestern Energy Corp. 4.176% 11/15/44	260,000	265,745
Puget Energy, Inc.:
3.65% 5/15/25	624,000	620,605
5.625% 7/15/22	4,555,000	4,932,560
6% 9/1/21	4,353,000	4,739,265
6.5% 12/15/20	1,405,000	1,537,745
San Diego Gas & Electric Co.:
3.6% 9/1/23	1,025,000	1,046,408
3.75% 6/1/47	585,000	576,383
Sempra Energy 4% 2/1/48	390,000	364,140
Wisconsin Energy Corp. 3 month U.S. LIBOR + 2.113% 3.9513% 5/15/67 (b)(c)	1,012,000	986,700
		24,979,544
Water Utilities - 0.0%
American Water Capital Corp. 2.95% 9/1/27	1,225,000	1,171,150

TOTAL UTILITIES		136,333,950

TOTAL NONCONVERTIBLE BONDS
(Cost $2,257,204,264)		2,264,101,974

U.S. Government and Government Agency Obligations - 9.5%
U.S. Government Agency Obligations - 0.1%
Fannie Mae:
1.125% 10/19/18	$165,000	$164,112
2% 10/5/22	1,730,000	1,675,879
2.375% 1/19/23	3,745,000	3,679,758
6.25% 5/15/29	520,000	667,112
6.625% 11/15/30	450,000	607,795
Federal Home Loan Bank:
1.375% 9/28/20	3,190,000	3,108,757
2.125% 2/11/20	4,165,000	4,148,906
Freddie Mac:
1.375% 8/15/19	6,610,000	6,530,039
1.375% 4/20/20	1,020,000	1,000,268
1.5% 1/17/20	3,605,000	3,554,310
1.625% 9/29/20	6,215,000	6,096,269
2.375% 2/16/21	7,265,000	7,240,982
Tennessee Valley Authority:
2.875% 2/1/27	1,320,000	1,298,227
5.25% 9/15/39	150,000	192,763
7.125% 5/1/30	460,000	635,821

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		40,600,998

U.S. Treasury Inflation-Protected Obligations - 1.8%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	95,706,684	90,506,706
1% 2/15/46	55,642,196	55,899,100
U.S. Treasury Inflation-Indexed Notes:
0.125% 4/15/19	72,067,480	72,141,323
0.125% 4/15/20	163,170,050	162,681,462
0.375% 7/15/25	138,084,755	135,594,347
0.625% 1/15/26	123,940,945	123,278,886

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		640,101,824

U.S. Treasury Obligations - 7.6%
U.S. Treasury Bonds:
2.5% 2/15/46	49,184,000	43,395,274
2.75% 11/15/47	540,000	500,302
2.875% 5/15/43	1,595,000	1,528,334
2.875% 8/15/45	11,490,000	10,953,650
2.875% 11/15/46	11,735,000	11,163,377
3% 5/15/45	55,051,000	53,788,698
3% 2/15/47	142,354,000	138,811,832
3.625% 8/15/43	24,665,000	26,876,179
3.75% 11/15/43	2,285,000	2,540,367
4.25% 11/15/40	8,100,000	9,655,770
U.S. Treasury Notes:
1% 11/15/19	31,600,000	30,953,188
1.25% 3/31/19	81,000,000	80,250,117
1.25% 6/30/19	42,570,000	42,062,818
1.25% 10/31/21	428,880,000	409,697,673
1.375% 9/30/19	41,410,000	40,868,111
1.375% 4/30/21	13,530,000	13,082,876
1.375% 5/31/21	27,010,000	26,082,586
1.625% 4/30/19	37,015,000	36,799,561
1.625% 12/31/19	17,700,000	17,500,875
1.625% 6/30/20	35,725,000	35,144,469
1.625% 4/30/23	18,905,000	17,951,627
1.75% 3/31/22	19,930,000	19,293,953
1.75% 6/30/22	856,243,000	826,241,050
1.875% 4/30/22	43,605,000	42,364,983
1.875% 9/30/22	15,523,000	15,017,896
2% 11/30/20	29,170,000	28,863,487
2% 11/30/22	12,460,000	12,106,155
2% 2/15/25	20,105,000	19,076,975
2% 11/15/26	150,301,000	140,179,167
2.125% 9/30/21	38,970,000	38,432,640
2.125% 7/31/24	108,991,000	104,857,005
2.125% 11/30/24	28,551,000	27,378,848
2.125% 5/15/25	38,265,000	36,541,580
2.25% 2/15/21	8,495,000	8,455,512
2.25% 10/31/24	21,841,000	21,124,342
2.25% 12/31/24	67,923,000	65,617,333
2.25% 11/15/25	16,575,000	15,904,230
2.25% 2/15/27	29,360,000	27,892,000
2.375% 1/31/23	4,660,000	4,601,204
2.375% 8/15/24	10,135,000	9,895,481
2.625% 11/15/20	35,190,000	35,411,312
2.625% 2/28/23	142,974,000	142,817,622
2.75% 2/28/25	13,718,000	13,674,060
2.75% 2/15/28	6,550,000	6,483,732

TOTAL U.S. TREASURY OBLIGATIONS		2,711,838,251

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,472,122,496)		3,392,541,073

U.S. Government Agency - Mortgage Securities - 8.0%
Fannie Mae - 4.2%
12 month U.S. LIBOR + 1.553% 3.326% 6/1/36 (b)(c)	12,640	13,150
12 month U.S. LIBOR + 1.825% 3.52% 2/1/35 (b)(c)	300,624	314,721
12 month U.S. LIBOR + 1.900% 3.745% 7/1/37 (b)(c)	17,423	18,385
2% 8/1/31	1,726,260	1,643,791
2.5% 9/1/27 to 10/1/46	18,845,971	18,017,793
3% 2/1/25 to 3/1/47	337,504,493	331,514,398
3% 3/1/33 (d)	9,000,000	8,961,030
3% 3/1/33 (d)	14,300,000	14,238,081
3% 3/1/33 (d)	750,000	746,753
3% 3/1/33 (d)	50,000	49,784
3% 3/1/33 (d)	5,100,000	5,077,917
3% 3/1/33 (d)	4,250,000	4,231,598
3% 3/1/33 (d)	5,050,000	5,028,134
3% 3/1/33 (d)	22,800,000	22,701,276
3% 3/1/33 (d)	16,450,000	16,378,772
3% 3/1/33 (d)	18,600,000	18,519,462
3% 3/1/48 (d)(e)	21,800,000	21,124,985
3% 3/1/48 (d)	20,300,000	19,671,431
3% 3/1/48 (d)	1,500,000	1,453,554
3.5% 9/1/25 to 10/1/56	349,965,804	351,240,801
3.5% 3/1/48 (d)(e)	500,000	499,086
3.5% 3/1/48 (d)	6,000,000	5,989,033
3.5% 3/1/48 (d)	10,000,000	9,981,721
3.5% 3/1/48 (d)	2,600,000	2,595,247
3.5% 3/1/48 (d)	3,500,000	3,493,602
3.5% 3/1/48 (d)	3,500,000	3,493,602
3.5% 3/1/48 (d)	6,200,000	6,188,667
3.5% 3/1/48 (d)	6,200,000	6,188,667
4% 11/1/31 to 10/1/47	178,216,337	183,815,748
4% 3/1/48 (d)	300,000	307,313
4% 3/1/48 (d)	15,300,000	15,672,938
4% 3/1/48 (d)	8,500,000	8,707,188
4% 3/1/48 (d)	5,150,000	5,275,531
4% 3/1/48 (d)	6,900,000	7,068,188
4% 3/1/48 (d)	15,600,000	15,980,250
4% 3/1/48 (d)	5,100,000	5,224,313
4% 3/1/48 (d)	8,600,000	8,809,625
4% 3/1/48 (d)	8,300,000	8,502,313
4% 3/1/48 (d)	9,400,000	9,629,125
4% 3/1/48 (d)	9,050,000	9,270,594
4% 4/1/48 (d)	56,300,000	57,579,947
4% 4/1/48 (d)	35,900,000	36,716,165
4.5% 6/1/24 to 8/1/56	75,402,949	79,626,093
4.5% 3/1/48 (d)	4,000,000	4,189,688
4.5% 3/1/48 (d)	3,400,000	3,561,234
5% 10/1/21 to 8/1/56	77,903,730	83,932,710
5% 3/1/48 (d)	1,000,000	1,067,060
5.255% 8/1/41	484,084	516,748
5.5% 7/1/30 to 9/1/41	34,950,987	38,388,865
5.5% 3/1/48 (d)	2,250,000	2,443,711
6% 3/1/22 to 1/1/42	29,539,186	32,792,858
6.309% 2/1/39	746,548	808,845
6.5% 2/1/36 to 8/1/39	4,337,299	4,852,832

TOTAL FANNIE MAE		1,504,115,323

Freddie Mac - 1.8%
6 month U.S. LIBOR + 2.755% 4.273% 10/1/35 (b)(c)	18,502	19,632
2% 1/1/32	1,128,645	1,075,255
2.5% 3/1/28 to 2/1/43	8,103,767	7,911,386
3% 10/1/28 to 1/1/47	209,967,089	205,023,393
3.5% 8/1/26 to 10/1/47 (f)(g)	213,855,224	215,567,853
3.5% 8/1/47	13,883,814	13,893,146
3.5% 3/1/48 (d)(e)	5,500,000	5,493,384
3.5% 3/1/48 (d)	3,000,000	2,996,391
3.5% 3/1/48 (d)	4,000,000	3,995,188
3.5% 3/1/48 (d)	1,000,000	998,797
4% 6/1/33 to 6/1/47	124,700,733	128,757,489
4% 3/1/48 (d)	4,500,000	4,610,566
4% 4/1/48 (d)	1,500,000	1,534,336
4% 4/1/48 (d)	2,500,000	2,557,227
4% 4/1/48 (d)	4,500,000	4,603,008
4.5% 7/1/25 to 10/1/46	24,582,524	25,970,620
5% 10/1/33 to 7/1/41	10,217,025	11,063,265
5.5% 3/1/34 to 6/1/41	6,784,934	7,468,771
6% 7/1/37 to 9/1/38	311,615	347,392
6.5% 9/1/39	804,303	903,559

TOTAL FREDDIE MAC		644,790,658

Ginnie Mae - 2.0%
3.5% 9/20/40 to 11/20/47	228,276,942	230,367,406
4.5% 5/15/39 to 3/20/47	44,179,458	46,416,902
5.5% 6/15/36 to 3/20/41	298,000	326,265
2.5% 12/20/46	1,382,270	1,310,713
3% 8/20/42 to 1/20/48	192,281,815	188,535,597
3% 3/1/48 (d)	4,100,000	4,008,946
3% 3/1/48 (d)	11,100,000	10,853,488
3.5% 3/1/48 (d)	3,000,000	3,017,213
3.5% 3/1/48 (d)	500,000	502,869
3.5% 3/1/48 (d)	20,000,000	20,114,754
3.5% 3/1/48 (d)	30,900,000	31,077,295
3.5% 3/1/48 (d)	5,200,000	5,229,836
4% 5/20/40 to 8/20/47 (f)	126,252,498	130,529,746
4% 4/1/48 (d)	1,500,000	1,537,383
4% 4/1/48 (d)	1,500,000	1,537,383
4% 4/1/48 (d)	1,500,000	1,537,383
4.5% 3/1/48 (d)	7,600,000	7,905,033
4.5% 4/1/48 (d)	3,600,000	3,740,130
4.5% 4/1/48 (d)	4,000,000	4,155,700
5% 6/20/34 to 9/20/46	11,840,944	12,682,158

TOTAL GINNIE MAE		705,386,200

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $2,918,238,324)		2,854,292,181

Asset-Backed Securities - 0.2%
AASET Trust Series 2018-1A Class A, 3.844% 1/16/38 (a)	$5,915,696	$5,915,688
Accredited Mortgage Loan Trust Series 2005-1 Class M1, 1 month U.S. LIBOR + 0.705% 2.3257% 4/25/35 (b)(c)	106,210	107,047
ACE Securities Corp. Home Equity Loan Trust Series 2004-HE1 Class M2, 1 month U.S. LIBOR + 1.650% 3.2707% 3/25/34 (b)(c)	21,238	21,695
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 1 month U.S. LIBOR + 1.050% 2.6707% 12/25/33 (b)(c)	5,054	5,015
Series 2004-R2 Class M3, 1 month U.S. LIBOR + 0.825% 2.4457% 4/25/34 (b)(c)	14,473	13,567
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 1 month U.S. LIBOR + 0.780% 2.4007% 3/25/34 (b)(c)	7,520	7,358
Series 2004-W7 Class M1, 1 month U.S. LIBOR + 0.825% 2.4457% 5/25/34 (b)(c)	148,455	152,357
Series 2006-W4 Class A2C, 1 month U.S. LIBOR + 0.160% 1.7807% 5/25/36 (b)(c)	171,842	66,064
Avis Budget Rental Car Funding (AESOP) LLC Series 2012-3A Class A, 2.1% 3/20/19 (a)	800,000	800,003
Bank of America Credit Card Master Trust Series 2017-A1 Class A1, 1.95% 8/15/22	800,000	788,785
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (a)	10,192,745	10,395,794
Class AA, 4.213% 12/16/41 (a)	2,388,844	2,340,677
CAM Mortgage Trust Series 2017-1 Class A1, 3.22% 8/1/57 (a)	3,018,021	3,004,822
Carrington Mortgage Loan Trust Series 2007-RFC1 Class A3, 1 month U.S. LIBOR + 0.140% 1.7607% 12/25/36 (b)(c)	289,000	243,849
Chase Issuance Trust Series 2012-A7 Class A7, 2.16% 9/16/24	800,000	772,786
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 2.9707% 10/25/37 (a)(b)(c)	3,984,826	4,004,622
Citibank Credit Card Issuance Trust:
Series 2014-A1 Class A1, 2.88% 1/23/23	1,300,000	1,304,629
Series 2018-A1 Class A1, 2.539% 1/20/23	1,500,000	1,488,782
CLUB Credit Trust Series 2017-NP1 Class A, 2.39% 4/17/23 (a)	336,057	336,108
Consumer Loan Underlying Bond Credit Trust Series 2017-NP2 Class A, 2.55% 1/16/24 (a)	3,270,415	3,269,588
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 1 month U.S. LIBOR + 5.250% 6.8707% 3/25/32 (b)(c)	4,144	4,329
Series 2004-3 Class M4, 1 month U.S. LIBOR + 1.455% 3.0757% 4/25/34 (b)(c)	8,180	7,859
Series 2004-4 Class M2, 1 month U.S. LIBOR + 0.795% 2.4157% 6/25/34 (b)(c)	11,825	11,967
Series 2005-3 Class MV4, 1 month U.S. LIBOR + 0.620% 2.5507% 8/25/35 (b)(c)	458,584	459,834
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-5 Class A2, 1 month U.S. LIBOR + 0.700% 2.3207% 12/25/33 (b)(c)	5,278	5,194
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	4,315,185	4,268,794
Class A2II, 4.03% 11/20/47 (a)	7,293,720	7,303,001
Exeter Automobile Receivables Trust:
Series 2016-1A Class A, 2.8% 7/15/20 (a)	191,123	191,177
Series 2017-2A Class A, 2.11% 6/15/21 (a)	2,547,536	2,541,536
Fannie Mae Series 2004-T5 Class AB3, 1 month U.S. LIBOR + 0.392% 2.5147% 5/28/35 (b)(c)	6,234	6,050
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1 month U.S. LIBOR + 0.825% 2.4457% 3/25/34 (b)(c)	371	333
Flagship Credit Auto Trust Series 2015-3 Class A, 2.38% 10/15/20 (a)	1,102,325	1,102,550
Fremont Home Loan Trust Series 2005-A Class M4, 1 month U.S. LIBOR + 1.020% 2.6407% 1/25/35 (b)(c)	55,381	47,325
GE Business Loan Trust Series 2006-2A:
Class A, 1 month U.S. LIBOR + 0.180% 1.7675% 11/15/34 (a)(b)(c)	48,479	47,554
Class B, 1 month U.S. LIBOR + 0.280% 1.8675% 11/15/34 (a)(b)(c)	17,535	17,176
Class C, 1 month U.S. LIBOR + 0.380% 1.9675% 11/15/34 (a)(b)(c)	29,139	27,227
Grain Spectrum Funding II LLC Series 2014-1 3.29% 10/10/34 (a)	3,108,052	3,112,901
GSAMP Trust Series 2004-AR1 Class B4, 5.5% 6/25/34 (a)	22,899	2,040
Home Equity Asset Trust:
Series 2003-2 Class M1, 1 month U.S. LIBOR + 1.320% 2.9407% 8/25/33 (b)(c)	23,046	23,309
Series 2003-3 Class M1, 1 month U.S. LIBOR + 1.290% 2.9107% 8/25/33 (b)(c)	49,889	50,286
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 1 month U.S. LIBOR + 0.190% 1.8107% 1/25/37 (b)(c)	212,948	157,113
Keycorp Student Loan Trust Series 2006-A Class 2C, 3 month U.S. LIBOR + 1.150% 2.8246% 3/27/42 (b)(c)	406,000	300,193
MASTR Asset Backed Securities Trust Series 2007-HE1 Class M1, 1 month U.S. LIBOR + 0.300% 1.9207% 5/25/37 (b)(c)	43,510	13,181
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 1 month U.S. LIBOR + 0.750% 2.3707% 7/25/34 (b)(c)	9,449	9,118
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 1 month U.S. LIBOR + 0.975% 2.5957% 7/25/34 (b)(c)	15,114	15,061
Series 2006-FF1 Class M2, 1 month U.S. LIBOR + 0.290% 1.9107% 8/25/36 (b)(c)	2,066,081	2,065,863
Series 2006-FM1 Class A2B, 1 month U.S. LIBOR + 0.110% 1.7307% 4/25/37 (b)(c)	408	252
Series 2006-OPT1 Class A1A, 1 month U.S. LIBOR + 0.520% 2.1407% 6/25/35 (b)(c)	144,209	139,977
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 1 month U.S. LIBOR + 0.680% 2.3007% 8/25/34 (b)(c)	9,173	8,904
Series 2004-NC8 Class M6, 1 month U.S. LIBOR + 1.875% 3.4957% 9/25/34 (b)(c)	11,393	11,296
Series 2005-NC1 Class M1, 1 month U.S. LIBOR + 0.660% 2.2807% 1/25/35 (b)(c)	16,201	15,583
Series 2005-NC2 Class B1, 1 month U.S. LIBOR + 1.755% 3.3757% 3/25/35 (b)(c)	15,890	583
Nationstar HECM Loan Trust:
Series 2017-1A Class A, 1.9679% 5/25/27 (a)	3,369,119	3,355,201
Series 2017-2A Class A1, 2.12% 9/25/27 (a)	5,076,262	5,057,439
Navient Student Loan Trust Series 2015-2 Class A2, 1 month U.S. LIBOR + 0.420% 2.0407% 8/27/29 (b)(c)	6,687,674	6,697,112
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 2.1307% 9/25/35 (b)(c)	229,000	227,563
OneMain Financial Issuance Trust Series 2016-2A Class A, 4.1% 3/20/28 (a)	11,570,000	11,668,615
Park Place Securities, Inc. Series 2004-WCW1:
Class M3, 1 month U.S. LIBOR + 1.875% 3.4957% 9/25/34 (b)(c)	71,920	73,017
Class M4, 1 month U.S. LIBOR + 2.175% 3.7957% 9/25/34 (b)(c)	109,000	98,324
SLM Private Credit Student Loan Trust Series 2004-A Class C, 3 month U.S. LIBOR + 0.950% 2.5385% 6/15/33 (b)(c)	9,666	9,662
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 2.4214% 9/25/34 (b)(c)	4,618	4,449
TOTAL ASSET-BACKED SECURITIES
(Cost $83,710,279)		84,198,184

Collateralized Mortgage Obligations - 0.3%
Private Sponsor - 0.1%
Banc of America Funding Corp. Series 2015-R3 Class 10A1, 1 month U.S. LIBOR + 0.140% 1.6921% 6/27/36 (a)(b)(c)	1,812,501	1,784,350
Banc of America Funding Trust sequential payer Series 2010-R3 Class 1A1, 3.6731% 12/26/35 (a)(b)	205,930	206,177
BCAP LLC Trust sequential payer:
Series 2010-RR2 Class 5A2, 5% 12/26/36 (a)	1,326,807	1,350,373
Series 2012-RR5 Class 8A5, 1.7011% 7/26/36 (a)(b)	312,310	305,049
Citigroup Mortgage Loan Trust, Inc. sequential payer Series 2009-5 Class 5A1, 3.7416% 1/25/37 (a)(b)	470,216	479,262
Credit Suisse Mortgage Trust Series 2010-9R Class 2A5, 4% 2/27/38 (a)	1,319,643	1,324,138
CSMC floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 1.8321% 5/27/37 (a)(b)(c)	960,739	932,206
CSMC Trust Series 2009-5R Class 2A2, 3.3536% 7/26/49 (a)(b)	195,033	195,011
First Horizon Mortgage pass-thru Trust Series 2004-AR5 Class 2A1, 3.5992% 10/25/34 (b)	37,269	38,185
FirstKey Mortgage Trust sequential payer Series 2015-1 Class A9, 3% 3/25/45 (a)(b)	3,073,967	3,053,329
Freddie Mac Seasoned Credit Risk Transfer Series sequential payer Series 2017-1 Class MA, 3% 1/25/56	3,969,819	3,836,625
JP Morgan Resecuritization Trust floater Series 2012-2 Class 6A1, 1 month U.S. LIBOR + 0.210% 1.7672% 6/21/36 (a)(b)(c)	1,013,519	1,000,598
JPMorgan Mortgage Trust sequential payer Series 2006-A5 Class 3A5, 3.461% 8/25/36 (b)	88,425	85,617
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 1.7221% 2/25/37 (b)(c)	46,197	45,338
Nomura Resecuritization Trust sequential payer Series 2011-3RA Class 2A1, 3.5335% 3/26/37 (a)(b)	183,490	183,191
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 1 month U.S. LIBOR + 0.290% 1.8514% 7/25/35 (b)(c)	57,991	57,413
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B:
Class B5, 1 month U.S. LIBOR + 2.350% 3.9038% 6/10/35 (a)(b)(c)	25,256	20,120
Class B6, 1 month U.S. LIBOR + 2.850% 4.4038% 6/10/35 (a)(b)(c)	33,500	22,436
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 2.6617% 7/20/34 (b)(c)	2,699	2,669
Structured Asset Securities Corp. Series 2003-15A Class 4A, 3.493% 4/25/33 (b)	6,849	6,897
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 2.2607% 9/25/43 (b)(c)	4,137,696	3,999,992
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2 Class 3A1, 3.6387% 3/25/35 (b)	2,594,654	2,638,040
Wells Fargo Mortgage Loan Trust sequential payer Series 2011-RR4:
Class 1A1, 3.5053% 6/27/36 (a)(b)	152,998	153,069
Class 2A1, 3.4585% 6/27/36 (a)(b)	266,610	265,582

TOTAL PRIVATE SPONSOR		21,985,667

U.S. Government Agency - 0.2%
Fannie Mae:
planned amortization class Series 2012-149:
Class DA, 1.75% 1/25/43	2,028,812	1,940,266
Class GA, 1.75% 6/25/42	1,997,797	1,906,979
Series 2005-79 Class ZC, 5.9% 9/25/35	342,762	380,940
Series 2007-75 Class JI, 6.545% - 1 month U.S. LIBOR 4.9243% 8/25/37 (b)(h)(i)	1,570,301	240,939
Series 2010-150 Class ZC, 4.75% 1/25/41	1,187,002	1,269,992
Series 2010-95 Class ZC, 5% 9/25/40	2,406,039	2,605,059
Series 2011-110 Class SA, 6.610% - 1 month U.S. LIBOR 4.9893% 4/25/41 (b)(h)(i)	674,246	93,776
Series 2011-112 Class SA, 6.550% - 1 month U.S. LIBOR 4.9293% 11/25/41 (b)(h)(i)	656,150	102,156
Series 2011-123 Class SD, 6.600% - 1 month U.S. LIBOR 4.9793% 8/25/39 (b)(h)(i)	575,684	71,185
Series 2011-4 Class PZ, 5% 2/25/41	506,893	564,496
Series 2012-100 Class WI, 3% 9/25/27 (h)	1,046,272	99,786
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 5.0293% 12/25/30 (b)(h)(i)	382,334	45,032
Series 2012-47 Class SD, 6.450% - 1 month U.S. LIBOR 4.8293% 5/25/42 (b)(h)(i)	1,361,748	246,484
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 4.9293% 6/25/41 (b)(h)(i)	504,769	68,787
Series 2013-133 Class IB, 3% 4/25/32 (h)	734,563	70,239
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 4.4293% 1/25/44 (b)(h)(i)	375,994	56,943
Series 2013-51 Class GI, 3% 10/25/32 (h)	1,304,768	131,072
Series 2015-42:
Class IL, 6% 6/25/45 (h)	1,696,913	406,582
Class LS, 6.200% - 1 month U.S. LIBOR 4.5793% 6/25/45 (b)(h)(i)	1,431,684	193,744
Series 2015-70 Class JC, 3% 10/25/45	1,375,410	1,367,552
Series 2016-78 Class CS, 6.100% - 1 month U.S. LIBOR 4.4793% 5/25/39 (b)(h)(i)	3,466,364	500,559
Series 2017-30 Class AI, 5.5% 5/25/47	875,417	204,777
Freddie Mac:
planned amortization class Series 4135 Class AB, 1.75% 6/15/42	1,493,483	1,426,880
sequential payer Series 3871 Class KB, 5.5% 6/15/41	903,000	1,012,588
Series 2017-4683 Class LM, 3% 5/15/47	1,763,155	1,756,501
Series 2933 Class ZM, 5.75% 2/15/35	649,481	733,024
Series 2996 Class ZD, 5.5% 6/15/35	493,518	548,189
Series 3237 Class C, 5.5% 11/15/36	709,824	778,481
Series 3955:
Class GS, 5.950% - 1 month U.S. LIBOR 4.3625% 9/15/41 (b)(h)(i)	730,649	98,239
Class YI, 3% 11/15/21 (h)	297,705	11,642
Series 3980 Class EP, 5% 1/15/42	4,716,479	5,021,274
Series 4055 Class BI, 3.5% 5/15/31 (h)	673,825	73,944
Series 4149 Class IO, 3% 1/15/33 (h)	566,973	72,166
Series 4314 Class AI, 5% 3/15/34 (h)	258,490	27,126
Series 4427 Class LI, 3.5% 2/15/34 (h)	1,153,500	155,138
Series 4471 Class PA 4% 12/15/40	1,533,688	1,570,521
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40	1,271,249	1,315,763
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 1.7594% 12/20/60 (b)(c)(j)	1,288,183	1,286,706
Series 2011-H20 Class FA, 1 month U.S. LIBOR + 0.550% 1.9294% 9/20/61 (b)(c)(j)	6,443,911	6,467,618
Series 2012-H18 Class NA, 1 month U.S. LIBOR + 0.520% 1.8994% 8/20/62 (b)(c)(j)	1,368,432	1,373,181
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 2.0294% 5/20/61 (b)(c)(j)	477,476	478,402
Series 2013-H19 Class FC, 1 month U.S. LIBOR + 0.600% 1.9794% 8/20/63 (b)(c)(j)	3,592,079	3,608,073
planned amortization class Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 6.8776% 12/20/40 (b)(i)	1,187,000	1,226,449
sequential payer:
Series 2010-160 Class DY, 4% 12/20/40	3,545,271	3,665,207
Series 2010-170 Class B, 4% 12/20/40	801,827	828,946
Series 2010-116 Class QB, 4% 9/16/40	5,536,239	5,715,453
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 4.3619% 2/16/40 (b)(h)(i)	831,546	103,776
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 4.5388% 7/20/41 (b)(h)(i)	265,631	39,662
Series 2013-149 Class MA, 2.5% 5/20/40	4,306,112	4,200,084
Series 2015-H13 Class HA, 2.5% 8/20/64 (j)	4,449,648	4,436,678
Series 2015-H17 Class HA, 2.5% 5/20/65 (j)	3,476,492	3,465,955
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 2.11% 8/20/66 (b)(c)(j)	4,941,635	4,954,740

TOTAL U.S. GOVERNMENT AGENCY		69,019,751

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $92,665,732)		91,005,418

Commercial Mortgage Securities - 0.5%
Barclays Commercial Mortgage Securities LLC Series 2015-STP Class A, 3.3228% 9/10/28 (a)	6,007,747	6,032,869
Bayview Commercial Asset Trust floater:
Series 2005-3A Class A2, 1 month U.S. LIBOR + 0.400% 2.0207% 11/25/35 (a)(b)(c)	33,996	32,717
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.390% 2.0107% 1/25/36 (a)(b)(c)	85,449	80,106
Class M1, 1 month U.S. LIBOR + 0.450% 2.0707% 1/25/36 (a)(b)(c)	27,581	25,681
Series 2006-4A Class A2, 1 month U.S. LIBOR + 0.270% 1.8907% 12/25/36 (a)(b)(c)	239,007	226,113
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 1.8907% 3/25/37 (a)(b)(c)	52,170	48,527
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 1.8221% 7/25/37 (a)(b)(c)	151,663	144,877
Class A2, 1 month U.S. LIBOR + 0.320% 1.8721% 7/25/37 (a)(b)(c)	141,997	134,333
Class M1, 1 month U.S. LIBOR + 0.370% 1.9221% 7/25/37 (a)(b)(c)	48,332	43,615
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 1.8421% 7/25/37 (a)(b)(c)	51,900	48,460
Class M1, 1 month U.S. LIBOR + 0.310% 1.8621% 7/25/37 (a)(b)(c)	27,505	26,058
Class M2, 1 month U.S. LIBOR + 0.340% 1.8921% 7/25/37 (a)(b)(c)	29,418	27,569
Class M3, 1 month U.S. LIBOR + 0.370% 1.9221% 7/25/37 (a)(b)(c)	47,116	40,555
Class M4, 1 month U.S. LIBOR + 0.500% 2.0521% 7/25/37 (a)(b)(c)	74,382	62,085
Class M5, 1 month U.S. LIBOR + 0.600% 2.1521% 7/25/37 (a)(b)(c)	27,963	21,781
CD Commercial Mortgage Trust Series 2017-CD6 Class A3, 3.104% 11/13/50	2,500,000	2,445,497
Citigroup Commercial Mortgage Trust:
sequential payer Series 2016-GC37 Class A3, 3.05% 4/10/49	4,000,000	3,877,015
Series 2015-GC27 Class A5, 3.137% 2/10/48	1,000,000	982,779
Series 2015-GC29 Class XA, 1.1526% 4/10/48 (b)(h)	37,798,833	2,134,648
Series 2015-GC33 Class XA, 0.9596% 9/10/58 (b)(h)	19,682,110	1,097,447
Series 2016-C2 Class A3, 2.575% 8/10/49	2,800,000	2,619,403
Series 2016-GC36 Class A4, 3.349% 2/10/49	2,500,000	2,476,316
Series 2016-P6 Class XA, 0.8303% 12/10/49 (b)(h)	17,758,717	814,855
Series 2017-P8 Class A3, 3.203% 9/15/50	4,700,000	4,557,974
COMM Mortgage Trust:
sequential payer Series 2015-DC1 Class A5, 3.35% 2/10/48	3,800,000	3,755,421
Series 2014-CR17 Class XA, 1.1241% 5/10/47 (b)(h)	24,269,696	1,083,445
Series 2014-CR19 Class XA, 1.22% 8/10/47 (b)(h)	30,883,872	1,484,606
Series 2014-CR20 Class XA, 1.1559% 11/10/47 (b)(h)	21,156,680	1,108,231
Series 2014-CR21 Class A2, 3.095% 12/10/47	520,000	523,471
Series 2014-LC17 Class XA, 0.9465% 10/10/47 (b)(h)	57,418,305	1,982,838
Series 2014-UBS4 Class XA, 1.2174% 8/10/47 (b)(h)	24,800,417	1,257,255
Series 2014-UBS6:
Class A5, 3.644% 12/10/47	3,900,000	3,949,203
Class XA, 1.0169% 12/10/47 (b)(h)	12,518,360	565,387
Series 2015-CR23 Class A3, 3.23% 5/10/48	2,500,000	2,468,680
Series 2015-CR24 Class A4, 3.432% 8/10/48	1,500,000	1,499,456
Series 2015-DC1 Class XA, 1.1593% 2/10/48 (b)(h)	31,816,023	1,655,687
Series 2015-PC1 Class A4, 3.62% 7/10/50	1,900,000	1,913,614
CSAIL Commercial Mortgage Trust Series 2016-C7 Class A4, 3.21% 11/15/49	2,800,000	2,740,062
Fannie Mae:
Series 2017-M1 Class A2, 2.4167% 10/25/26 (b)	2,300,000	2,156,989
Series 2017-T1 Class A, 2.898% 6/25/27	11,397,559	10,943,413
Freddie Mac:
floater:
Series KP04 Class AG1, 1 month U.S. LIBOR + 0.220% 1.7997% 7/25/20 (b)(c)	2,700,000	2,702,552
Series KP04, Class AG2, 1 month U.S. LIBOR + 0.200% 1.7797% 10/25/19 (b)(c)	5,400,000	5,402,662
sequential payer Series K063 Class A1, 3.045% 8/25/26	4,767,300	4,755,783
Series 2017-K727 Class A1, 2.632% 10/25/23	12,191,009	12,104,856
GAHR Commercial Mortgage Trust:
floater Series 2015-NRF Class AFL1, 1 month U.S. LIBOR + 1.300% 2.778% 12/15/34 (a)(b)(c)	1,182,680	1,183,050
Series 2015-NRF Class AFX, 3.2349% 12/15/34 (a)	2,300,000	2,310,163
GE Capital Commercial Mortgage Corp. Series 2007-C1 Class A1A, 5.483% 12/10/49	1,049,269	1,053,171
GP Portfolio Trust Series 2014-GPP Class A, 1 month U.S. LIBOR + 1.200% 2.7595% 2/15/27 (a)(b)(c)	1,542,971	1,543,278
GS Mortgage Securities Trust:
sequential payer Series 2015-GC28 Class AAB, 3.206% 2/10/48	1,000,000	1,003,010
Series 2013-GC12 Class XA, 1.5229% 6/10/46 (b)(h)	6,287,213	343,237
Series 2014-GC18, 2.924% 1/10/47	669,918	671,697
Series 2014-GC22 Class A3, 3.516% 6/10/47	800,000	811,134
Series 2015-GC30 Class A3, 3.119% 5/10/50	2,000,000	1,963,249
Series 2015-GC34 Class XA, 1.3559% 10/10/48 (b)(h)	6,201,131	466,881
JPMBB Commercial Mortgage Securities Trust:
sequential payer Series 2014-C21:
Class A3, 3.4353% 8/15/47 (a)	1,900,000	1,905,380
Class A5, 3.7748% 8/15/47	9,000,000	9,219,635
Series 2014-C19 Class XA, 1.1383% 4/15/47 (b)(h)	6,537,810	164,338
Series 2015-C30 Class A4, 3.5508% 7/15/48	1,900,000	1,911,298
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB19:
Class B, 5.8875% 2/12/49 (b)	24,000	2,601
Class C, 5.8875% 2/12/49 (b)	62,000	2,735
Class D, 5.8875% 2/12/49 (b)	2,171	1
Series 2016-WP Class TA, 1 month U.S. LIBOR + 1.450% 3.0095% 10/15/33 (a)(b)(c)	3,774,000	3,779,868
Morgan Stanley BAML Trust:
sequential payer Series 2014-C16 Class A3, 3.592% 6/15/47	2,600,000	2,638,630
Series 2014-C14 Class A2, 2.916% 2/15/47	1,156,879	1,160,496
Series 2014-C17 Class A2, 3.119% 8/15/47	1,700,000	1,710,626
Series 2015-C25:
Class A4, 3.372% 10/15/48	2,800,000	2,786,313
Class XA, 1.1336% 10/15/48 (b)(h)	11,131,739	695,298
Series 2015-C26 Class A4, 3.252% 10/15/48	3,200,000	3,157,647
Series 2016-C32 Class A3, 3.459% 12/15/49	5,100,000	5,079,870
Morgan Stanley Capital I Trust:
Series 2015-UBS8 Class A3, 3.54% 12/15/48	3,000,000	3,009,350
Series 2016-UB12 Class A3, 3.337% 12/15/49	2,000,000	1,974,306
MSCG Trust Series 2016-SNR:
Class A, 3.348% 11/15/34 (a)(b)	6,014,000	5,887,114
Class B, 4.181% 11/15/34 (a)	2,114,000	2,086,337
Class C, 5.205% 11/15/34 (a)	1,483,000	1,484,384
SCG Trust Series 2013-SRP1 Class A, 1 month U.S. LIBOR + 1.400% 3.2095% 11/15/26 (a)(b)(c)	4,961,000	4,960,999
UBS Commercial Mortgage Trust:
Series 2017-C1 Class A3, 3.283% 11/15/50	5,500,000	5,367,742
Series 2017-C7 Class XA, 1.047% 12/15/50 (b)(h)	17,880,186	1,360,509
Wells Fargo Commercial Mortgage Trust:
Series 2015-C31 Class XA, 1.0929% 11/15/48 (b)(h)	7,553,419	462,116
Series 2017-C42 Class XA, 0.9025% 12/15/50 (b)(h)	35,978,659	2,505,730
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2013-C11 Class A4, 3.037% 3/15/45	365,000	362,451
Series 2014-C24 Class XA, 0.9498% 11/15/47 (b)(h)	7,393,223	327,238
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $170,963,940)		167,406,773

Municipal Securities - 0.2%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2009 F2, 6.263% 4/1/49	3,470,000	4,803,937
California Gen. Oblig.:
6.2% 3/1/19	$1,340,000	$1,388,964
7.5% 4/1/34	630,000	899,476
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2010 B, 5.844% 11/1/50	45,000	57,508
District of Columbia Income Tax Rev. Series 2010 F, 5.582% 12/1/35	75,000	89,473
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	1,052,000	1,055,956
4.95% 6/1/23	7,660,000	7,899,069
5.1% 6/1/33	22,090,000	20,827,115
Series 2010-1, 6.63% 2/1/35	3,845,000	4,069,586
Series 2010-3:
6.725% 4/1/35	2,510,000	2,637,357
7.35% 7/1/35	4,655,000	5,106,442
Series 2010-5, 6.2% 7/1/21	1,916,000	1,999,365
Series 2011:
5.665% 3/1/18	6,560,000	6,560,000
5.877% 3/1/19	11,620,000	11,901,320
Series 2013, 3.6% 12/1/19	2,105,000	2,102,811
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2010 A, 5.716% 7/1/39	190,000	238,868
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2009 B, 5.888% 7/1/43	50,000	63,424
Massachusetts Commonwealth Trans. Fund Rev. (Accelerated Bridge Prog.) Series 2010 A, 5.731% 6/1/40	150,000	187,134
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2009 E, 7.414% 1/1/40	1,265,000	1,856,122
Series 2010 A, 7.102% 1/1/41	1,675,000	2,381,699
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42	25,000	32,848
New York City Transitional Fin. Auth. Rev. Series 2010 C2, 5.767% 8/1/36	900,000	1,082,187
Ohio State Univ. Gen. Receipts:
Series 2010 C, 4.91% 6/1/40	625,000	726,531
Series 2011 A, 4.8% 6/1/11	608,000	647,593
Port Auth. of New York & New Jersey 174th Series, 4.458% 10/1/62	600,000	646,824
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2010 A, 4.839% 1/1/41	765,000	869,591
Univ. of California Revs. Series 2009 R, 5.77% 5/15/43	60,000	75,679
TOTAL MUNICIPAL SECURITIES
(Cost $81,329,097)		80,206,879

Foreign Government and Government Agency Obligations - 0.0%
Chilean Republic 3.875% 8/5/20	$800,000	$820,262
Colombian Republic 5% 6/15/45	965,000	960,175
Indonesian Republic 3.5% 1/11/28	1,605,000	1,524,490
Israeli State:
(guaranteed by U.S. Government through Agency for International Development) 5.5% 12/4/23	180,000	205,398
4% 6/30/22	1,700,000	1,759,058
Province of Quebec yankee 7.125% 2/9/24	1,830,000	2,202,460
United Mexican States 4.75% 3/8/44	4,500,000	4,331,250
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $12,448,053)		11,803,093

Bank Notes - 0.1%
Capital One Bank U.S.A. NA 2.15% 11/21/18	270,000	269,414
Capital One NA 2.95% 7/23/21	5,551,000	5,492,876
Citizens Bank NA 2.3% 12/3/18	3,955,000	3,946,976
Discover Bank:
(Delaware) 3.2% 8/9/21	$6,369,000	$6,330,172
3.1% 6/4/20	6,744,000	6,734,784
8.7% 11/18/19	357,000	388,227
KeyBank NA 2.25% 3/16/20	505,000	499,015
Regions Bank 7.5% 5/15/18	7,751,000	7,831,765
TOTAL BANK NOTES
(Cost $31,567,263)		31,493,229
	Shares	Value

Fixed-Income Funds - 75.6%
High Yield Fixed-Income Funds - 0.1%
Stone Harbor Emerging Markets Debt Fund	2,336,605	$24,464,253
Inflation-Protected Bond Funds - 2.2%
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class (k)	80,836,184	780,069,180
Intermediate Government Funds - 2.4%
Fidelity SAI U.S. Treasury Bond Index Fund (k)	90,293,342	862,301,413
Intermediate-Term Bond Funds - 70.9%
Baird Short-Term Bond Fund - Institutional Class	9,009,515	98,744,280
DoubleLine Total Return Bond Fund Class N	84,106,939	878,917,517
Fidelity Total Bond Fund (k)	596,623,384	6,216,815,665
Fidelity U.S. Bond Index Fund Institutional Premium Class (k)	12,278,580	138,747,950
iShares Barclays Aggregate Bond ETF	3,187,366	340,315,068
JPMorgan Core Bond Fund Select Class	37,766,833	427,520,545
Metropolitan West Total Return Bond Fund Class M	197,236,582	2,055,205,182
PIMCO Income Fund Institutional Class	92,387,756	1,128,054,505
PIMCO Mortgage Opportunities Fund Institutional Class	57,755,069	634,728,212
PIMCO Total Return Fund Institutional Class	646,023,172	6,505,453,314
Prudential Total Return Bond Fund Class A	112,098,966	1,595,168,290
Voya Intermediate Bond Fund Class I	73,149,286	722,714,943
Westcore Plus Bond Fund Retail Class	19,152,567	200,335,849
Western Asset Core Bond Fund Class I	127,515,632	1,572,267,737
Western Asset Core Plus Bond Fund Class I	242,088,888	2,791,284,878

TOTAL INTERMEDIATE-TERM BOND FUNDS		25,306,273,935

TOTAL FIXED-INCOME FUNDS
(Cost $27,646,043,160)		26,973,108,781
	Principal Amount	Value

Preferred Securities - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
Barclays Bank PLC 7.625% 11/21/22
(Cost $29,654,851)	24,912,000	28,254,905
	Shares	Value

Money Market Funds - 0.6%
Fidelity Cash Central Fund, 1.41% (l)	107,330,813	107,352,279
State Street Institutional U.S. Government Money Market Fund Premier Class 1.26% (m)	106,931,279	106,931,279
TOTAL MONEY MARKET FUNDS
(Cost $214,279,380)		214,283,558
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $37,010,226,839)		36,192,696,048
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(486,551,724)
NET ASSETS - 100%		$35,706,144,324

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
3% 3/1/33	$(15,850,000)	$(15,781,370)
3% 3/1/33	(8,800,000)	(8,761,896)
3% 3/1/33	(5,350,000)	(5,326,835)
3% 3/1/33	(7,150,000)	(7,119,041)
3% 3/1/33	(16,150,000)	(16,080,071)
3% 3/1/33	(5,300,000)	(5,277,051)
3% 3/1/33	(9,150,000)	(9,110,381)
3% 3/1/33	(4,300,000)	(4,281,381)
3% 3/1/33	(4,300,000)	(4,281,381)
3% 3/1/33	(9,950,000)	(9,906,917)
3% 3/1/33	(4,700,000)	(4,679,649)
3% 3/1/33	(4,700,000)	(4,679,649)
3% 3/1/48	(800,000)	(775,229)
3% 3/1/48	(2,300,000)	(2,228,783)
3% 3/1/48	(3,500,000)	(3,391,626)
3% 3/1/48	(9,500,000)	(9,205,842)
3.5% 3/1/48	(25,350,000)	(25,303,663)
3.5% 3/1/48	(4,250,000)	(4,242,231)
4% 3/1/48	(56,300,000)	(57,672,309)
4% 3/1/48	(35,900,000)	(36,775,063)

TOTAL FANNIE MAE		(234,880,368)

Freddie Mac
4% 3/1/48	(4,500,000)	(4,610,566)
Ginnie Mae
4.5% 3/1/48	(3,600,000)	(3,744,489)
4.5% 3/1/48	(4,000,000)	(4,160,544)

TOTAL GINNIE MAE		(7,905,033)

TOTAL TBA SALE COMMITMENTS
(Proceeds $(247,290,609)		$(247,395,967)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	41	June 2018	$4,671,117	$(16,418)	$(16,418)
Sold
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	105	June 2018	22,309,219	37,529	37,529
CBOT Long Term U.S. Treasury Bond Contracts (United States)	29	June 2018	4,159,688	(13,203)	(13,204)

TOTAL SOLD					24,325

TOTAL FUTURES CONTRACTS					$7,907

The notional amount of futures purchased as a percentage of Net Assets is 0.0%

The notional amount of futures sold as a percentage of Net Assets is 0.1%

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Deutsche Bank AG	Dec. 2018	Credit Suisse International	(1%)	Quarterly	$2,000,000	$(13,442)	$(16,610)	$(30,052)
Deutsche Bank AG	Mar. 2019	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	1,655,634	(13,102)	(20,073)	(33,175)
National Australia Bank Ltd	Dec. 2018	Credit Suisse International	(1%)	Quarterly	2,000,000	(19,211)	(27,570)	(46,781)
National Australia Bank Ltd	Dec. 2018	Credit Suisse International	(1%)	Quarterly	2,000,000	(19,211)	(23,689)	(42,900)
UFJ Finance Aruba AEC	Mar. 2018	Credit Suisse International	(1%)	Quarterly	1,500,000	(3,668)	(349)	(4,017)
UFJ Finance Aruba AEC	Mar. 2018	Credit Suisse International	(1%)	Quarterly	1,765,000	(4,315)	(926)	(5,241)

TOTAL CREDIT DEFAULT SWAPS						$(72,949)	$(89,217)	$(162,166)

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $253,187,939 or 0.7% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) A portion of the security sold on a delayed delivery basis.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $110,863.

 (g) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $552,366.

 (h) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (i) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (j) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (k) Affiliated Fund

 (l) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (m) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,314,903
Fidelity Securities Lending Cash Central Fund	1
Total	$2,314,904

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund Institutional Premium Class	$--	$797,701,545	$--	$7,100,478	$--	$(17,632,365)	$780,069,180
Fidelity SAI U.S. Treasury Bond Index Fund	30,720,050	1,611,516,696	747,396,716	10,680,758	(13,886,061)	(18,652,556)	862,301,413
Fidelity Total Bond Fund	5,535,249,888	892,371,529	94,106,288	162,402,301	(13,379)	(116,686,085)	6,216,815,665
Fidelity U.S. Bond Index Fund Institutional Premium Class	406,140,142	36,909,473	298,180,639	9,263,633	(10,366,856)	4,245,830	138,747,950
Total	$5,972,110,080	$3,338,499,243	$1,139,683,643	$189,447,170	$(24,266,296)	$(148,725,176)	$7,997,934,208

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$2,264,101,974	$--	$2,264,101,974	$--
U.S. Government and Government Agency Obligations	3,392,541,073	--	3,392,541,073	--
U.S. Government Agency - Mortgage Securities	2,854,292,181	--	2,854,292,181	--
Asset-Backed Securities	84,198,184	--	84,198,184	--
Collateralized Mortgage Obligations	91,005,418	--	91,005,418	--
Commercial Mortgage Securities	167,406,773	--	167,406,773	--
Municipal Securities	80,206,879	--	80,206,879	--
Foreign Government and Government Agency Obligations	11,803,093	--	11,803,093	--
Bank Notes	31,493,229	--	31,493,229	--
Fixed-Income Funds	26,973,108,781	26,973,108,781	--	--
Preferred Securities	28,254,905	--	28,254,905	--
Money Market Funds	214,283,558	214,283,558	--	--
Total Investments in Securities:	$36,192,696,048	$27,187,392,339	$9,005,303,709	$--
Derivative Instruments:
Assets
Futures Contracts	$37,529	$37,529	$--	$--
Total Assets	$37,529	$37,529	$--	$--
Liabilities
Futures Contracts	$(29,622)	$(29,622)	$--	$--
Swaps	(72,949)	--	(72,949)	--
Total Liabilities	$(102,571)	$(29,622)	$(72,949)	$--
Total Derivative Instruments:	$(65,042)	$7,907	$(72,949)	$--
Other Financial Instruments:
TBA Sale Commitments	$(247,395,967)	$--	$(247,395,967)	$--
Total Other Financial Instruments:	$(247,395,967)	$--	$(247,395,967)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$0	$(72,949)
Total Credit Risk	0	(72,949)
Interest Rate Risk
Futures Contracts(b)	37,529	(29,622)
Total Interest Rate Risk	37,529	(29,622)
Total Value of Derivatives	$37,529	$(102,571)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $28,681,607,700)	$28,087,409,561
Fidelity Central Funds (cost $107,348,101)	107,352,279
Affiliated issuers (cost $8,221,271,038)	7,997,934,208
Total Investment in Securities (cost $37,010,226,839)		$36,192,696,048
Cash		541,449
Receivable for investments sold
Regular delivery		149,602,573
Delayed delivery		54,893,437
Receivable for TBA sale commitments		247,290,609
Receivable for fund shares sold		17,462,097
Interest receivable		47,405,372
Distributions receivable from Fidelity Central Funds		120,621
Prepaid expenses		14,922
Other receivables		544,712
Total assets		36,710,571,840
Liabilities
Payable for investments purchased
Regular delivery	$185,254,786
Delayed delivery	554,224,508
TBA sale commitments, at value	247,395,967
Payable for fund shares redeemed	15,113,552
Distributions payable	63,912
Bi-lateral OTC swaps, at value	72,949
Accrued management fee	892,296
Payable for daily variation margin on futures contracts	21,531
Other affiliated payables	727,154
Other payables and accrued expenses	660,861
Total liabilities		1,004,427,516
Net Assets		$35,706,144,324
Net Assets consist of:
Paid in capital		$36,622,374,348
Distributions in excess of net investment income		(24,066,924)
Accumulated undistributed net realized gain (loss) on investments		(74,372,692)
Net unrealized appreciation (depreciation) on investments		(817,790,408)
Net Assets, for 3,439,350,753 shares outstanding		$35,706,144,324
Net Asset Value, offering price and redemption price per share ($35,706,144,324 ÷ 3,439,350,753 shares)		$10.38

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends:
Unaffiliated issuers		$475,122,734
Affiliated issuers		168,309,877
Interest		231,305,760
Income from Fidelity Central Funds		2,314,904
Total income		877,053,275
Expenses
Management fee	$94,408,490
Transfer agent fees	6,356,749
Accounting and security lending fees	2,156,327
Custodian fees and expenses	231,653
Independent trustees' fees and expenses	411,805
Registration fees	206,620
Audit	75,992
Legal	152,726
Miscellaneous	303,772
Total expenses before reductions	104,304,134
Expense reductions	(84,155,045)	20,149,089
Net investment income (loss)		856,904,186
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(18,040,153)
Fidelity Central Funds	17,407
Affiliated issuers	(24,266,296)
Futures contracts	308,526
Swaps	(331,751)
Realized gain distributions from underlying funds:
Unaffiliated issuers	5,250,006
Affiliated issuers	21,137,293
Total net realized gain (loss)		(15,924,968)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(266,269,483)
Fidelity Central Funds	(17,407)
Other affiliated issuers	(148,725,176)
Futures contracts	61,071
Swaps	285,826
Delayed delivery commitments	(174,809)
Total change in net unrealized appreciation (depreciation)		(414,839,978)
Net gain (loss)		(430,764,946)
Net increase (decrease) in net assets resulting from operations		$426,139,240

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$856,904,186	$818,258,162
Net realized gain (loss)	(15,924,968)	65,960,771
Change in net unrealized appreciation (depreciation)	(414,839,978)	414,637,056
Net increase (decrease) in net assets resulting from operations	426,139,240	1,298,855,989
Distributions to shareholders from net investment income	(861,436,736)	(808,722,385)
Distributions to shareholders from net realized gain	(44,962,492)	(206,590,442)
Total distributions	(906,399,228)	(1,015,312,827)
Share transactions
Proceeds from sales of shares	10,565,604,910	7,373,347,339
Reinvestment of distributions	905,427,731	1,014,244,200
Cost of shares redeemed	(5,434,835,758)	(5,338,338,797)
Net increase (decrease) in net assets resulting from share transactions	6,036,196,883	3,049,252,742
Total increase (decrease) in net assets	5,555,936,895	3,332,795,904
Net Assets
Beginning of period	30,150,207,429	26,817,411,525
End of period	$35,706,144,324	$30,150,207,429
Other Information
Distributions in excess of net investment income end of period	$(24,066,924)	$(13,320,479)
Shares
Sold	998,968,164	700,818,140
Issued in reinvestment of distributions	85,598,982	96,080,421
Redeemed	(515,670,418)	(505,400,523)
Net increase (decrease)	568,896,728	291,498,038

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Core Income Fund

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.50	$10.40	$10.78	$10.61	$10.87
Income from Investment Operations
Net investment income (loss)B	.270	.300	.316	.315	.267
Net realized and unrealized gain (loss)	(.106)	.174	(.366)	.177	(.224)
Total from investment operations	.164	.474	(.050)	.492	.043
Distributions from net investment income	(.270)	(.297)	(.322)	(.313)	(.263)
Distributions from net realized gain	(.014)	(.077)	(.008)	(.009)	(.040)
Total distributions	(.284)	(.374)	(.330)	(.322)	(.303)
Net asset value, end of period	$10.38	$10.50	$10.40	$10.78	$10.61
Total ReturnC	1.54%	4.60%	(.45)%	4.71%	.43%
Ratios to Average Net AssetsD,E
Expenses before reductions	.31%	.31%	.31%	.32%	.33%
Expenses net of fee waivers, if any	.06%	.06%	.06%	.07%	.08%
Expenses net of all reductions	.06%	.06%	.06%	.07%	.08%
Net investment income (loss)	2.55%	2.84%	3.00%	2.95%	2.52%
Supplemental Data
Net assets, end of period (000 omitted)	$35,706,144	$30,150,207	$26,817,412	$19,529,276	$16,679,226
Portfolio turnover rateF	45%	52%	69%	120%	78%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Strategic Advisers Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, swaps, market discount, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$219,546,451
Gross unrealized depreciation	(1,072,787,988)
Net unrealized appreciation (depreciation)	$(853,241,537)
Tax Cost	$37,045,780,513

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(853,241,537)

The Fund intends to elect to defer to its next fiscal year $32,393,213 of capital losses recognized during the period November 1, 2017 to February 28, 2018.

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$883,450,240	$ 858,267,288
Long-term Capital Gains	22,948,988	157,045,539
Total	$906,399,228	$ 1,015,312,827

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(330,131)	$253,955
Interest Rate Risk
Futures Contracts	308,526	61,071
Swaps	(1,620)	31,871
Total Interest Rate Risk	306,906	92,942
Totals	$(23,225)	$346,897

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $7,739,947,775 and $2,985,776,514, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .28% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and PGIM, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $708 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,200.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $83,678 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2020. During the period, this waiver reduced the Fund's management fee by $84,122,923.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $28,604 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3,518.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Inflation-Protected Bond Index Fund	26%
Fidelity SAI U.S. Treasury Bond Index Fund	80%
Fidelity Total Bond Fund	20%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Core Income Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Actual	.06%	$1,000.00	$982.90	$.29
Hypothetical-C		$1,000.00	$1,024.50	$.30

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Income Fund voted to pay on April 12, 2018, to shareholders of record at the opening of business on April 11, 2018, a distribution of $0.006 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2018, $14,419,500, or, if subsequently determined to be different, the net capital gain of such year.

A total of 15.44% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with FIAM LLC and PGIM, Inc. (PGIM) (formerly Prudential Investment Management, Inc.) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2017 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board also approved an amended sub-advisory agreement with PGIM on behalf of the fund to reflect the change in the sub-adviser's name from Prudential Investment Management, Inc. to PGIM, noting that no other contract terms were impacted and that PGIM will continue to provide the same services to the fund. In reaching its determination to renew the fund's Advisory Contracts and approve the amended sub-advisory agreement with PGIM, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the amended sub-advisory agreement with PGIM, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreement with PGIM is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amended agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the amended sub-advisory agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and itsaffiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2016, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Core Income Fund

2016 Total Return % vs. Morningstar Intermediate-term Bond and BBgBarc U.S. Agg Bond:

75% beaten
Fund
Benchmark
25% beaten
5
4
3
2
1
4.4
4.1
2.6
2.3
1 Year
11
10
9
8
7
6
10.0
9.9
9.4
7.0
3 Year
18
16
14
12
10
16.7
16.8
11.7
10.7
5 Year

% Beaten	82%	75%	74%

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one- and three-year periods and in the second quartile for the five-year period ended December 31, 2016. The Board also noted that the fund had out-performed 82%, 75% and 74% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2016. The Board also noted that the investment performance of the fund was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2020 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.60%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Core Income Fund

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2016.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2016.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2020.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the amended sub-advisory agreement with PGIM should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal or approval of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SSC-ANN-0418
1.912891.107

Strategic Advisers® Core Income Multi-Manager Fund Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Core Income Multi-Manager Fund	1.07%	1.93%	2.31%

 A From June 19, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Multi-Manager Fund, a class of the fund, on June 19, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

See above for additional information regarding the performance of Strategic Advisers® Core Income Multi-Manager Fund.

Period Ending Values
$11,390	Strategic Advisers® Core Income Multi-Manager Fund
$11,066	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  Returns for U.S. taxable investment-grade bonds rose slightly for the 12 months ending February 28, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.51%. Longer-term bond yields generally declined through September, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. They then rose through January, driven by three policy rate hikes, plans by the Fed to gradually reduce its balance sheet, and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Although yield spreads over Treasuries narrowed for much of the period, they widened in mid-January and February amid concern about valuations for risk assets. Within the Bloomberg Barclays index, corporate bonds (+2.20%) led all major market segments, paced primarily by industrial and utility issues. Conversely, safe-haven U.S. Treasury securities returned -0.56%, with intermediate-term maturities hit particularly hard. Outside the index, riskier, non-core fixed-income segments gained, while Treasury Inflation-Protected Securities (TIPS) returned -0.18%, according to Bloomberg Barclays.

Comments from Portfolio Manager Gregory Pappas:  For the fiscal year, the Fund's share classes gained about 1%, outpacing the Bloomberg Barclays U.S. Aggregate Bond Index. Versus the benchmark, Fund performance was fueled by managers allocating assets across a range of risk-driven market sectors, while underweighting lagging U.S. Treasuries. Western Asset Core Bond Fund – our largest investment – was the top contributor, aided by a derivatives-based strategy that benefited from a flattening of the U.S. Treasury yield curve. It also was helped by positions in emerging-markets (EM) debt, non-U.S. sovereign bonds and non-agency mortgage-backed securities (MBS). PIMCO Total Return Fund was another leading contributor, led by allocations to non-agency MBS and local-currency EM bonds. The Core Investment Grade strategy by sub-adviser FIAM℠ provided a further boost to results, helped by holdings of high-yield credit and Treasury Inflation-Protected Securities (TIPS). There were no significant detractors this period, but Metropolitan West Total Return Fund nicked relative performance due to its underweighted exposure to credit risk. Looking ahead, I plan to keep the portfolio positioned close to where it was as of period end, with an eye toward reducing risk.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2018

(excluding cash equivalents)	% of fund's net assets
Western Asset Core Plus Bond Fund	37.8
PIMCO Short-Term Fund	24.4
Metropolitan West Funds	21.1
U.S. Treasury Obligations	6.3
Fannie Mae	2.5
Freddie Mac	1.1
Ginnie Mae	0.9
Royal Bank of Scotland Group PLC	0.4
Illinois Gen. Oblig.	0.3
Morgan Stanley	0.3
95.1

Asset Allocation (% of fund's net assets)

As of February 28, 2018
Corporate Bonds	5.1%
U.S. Government and U.S. Government Agency Obligations	10.6%
CMOs and Other Mortgage Related Securities	0.1%
Municipal Securities	0.3%
Intermediate-Term Bond Funds	83.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 5.1%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 0.7%
Automobiles - 0.1%
General Motors Co. 3.5% 10/2/18	$20,000	$20,101
General Motors Financial Co., Inc.:
3.25% 5/15/18	10,000	10,015
3.5% 7/10/19	10,000	10,059
4.25% 5/15/23	10,000	10,196
		50,371
Hotels, Restaurants & Leisure - 0.0%
McDonald's Corp. 2.75% 12/9/20	2,000	1,997
Media - 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	13,000	13,309
4.908% 7/23/25	16,000	16,477
5.375% 5/1/47	11,000	10,888
6.484% 10/23/45	4,000	4,506
NBCUniversal, Inc. 5.15% 4/30/20	100,000	104,966
Time Warner Cable, Inc.:
5.5% 9/1/41	10,000	10,151
5.875% 11/15/40	13,000	13,719
6.55% 5/1/37	18,000	20,472
7.3% 7/1/38	17,000	20,386
8.25% 4/1/19	17,000	17,947
		232,821

TOTAL CONSUMER DISCRETIONARY		285,189

CONSUMER STAPLES - 0.3%
Beverages - 0.3%
Anheuser-Busch InBev Finance, Inc.:
2.65% 2/1/21	20,000	19,814
3.3% 2/1/23	20,000	19,915
3.65% 2/1/26	20,000	19,820
4.7% 2/1/36	23,000	24,170
4.9% 2/1/46	26,000	27,721
		111,440
Food & Staples Retailing - 0.0%
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	7,000	7,010
Tobacco - 0.0%
Reynolds American, Inc.:
2.3% 6/12/18	5,000	4,998
4% 6/12/22	3,000	3,063
5.7% 8/15/35	3,000	3,417
6.15% 9/15/43	4,000	4,832
		16,310

TOTAL CONSUMER STAPLES		134,760

ENERGY - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Amerada Hess Corp. 7.875% 10/1/29	5,000	6,218
Anadarko Finance Co. 7.5% 5/1/31	14,000	17,708
Anadarko Petroleum Corp.:
4.85% 3/15/21	5,000	5,217
5.55% 3/15/26	10,000	10,921
6.6% 3/15/46	10,000	12,467
Canadian Natural Resources Ltd. 5.85% 2/1/35	6,000	6,797
Cenovus Energy, Inc. 4.25% 4/15/27	12,000	11,727
Columbia Pipeline Group, Inc.:
2.45% 6/1/18	2,000	2,000
3.3% 6/1/20	12,000	12,045
4.5% 6/1/25	3,000	3,078
DCP Midstream LLC 4.75% 9/30/21 (a)	100,000	101,750
DCP Midstream Operating LP:
2.7% 4/1/19	4,000	3,955
3.875% 3/15/23	20,000	19,500
5.6% 4/1/44	10,000	10,325
El Paso Corp. 6.5% 9/15/20	20,000	21,522
Enable Midstream Partners LP:
2.4% 5/15/19 (b)	3,000	2,972
3.9% 5/15/24 (b)	3,000	2,957
Enbridge, Inc.:
4.25% 12/1/26	4,000	4,026
5.5% 12/1/46	5,000	5,628
MPLX LP 4.875% 12/1/24	3,000	3,156
Petrobras Global Finance BV 5.625% 5/20/43	10,000	8,550
Petroleos Mexicanos:
4.625% 9/21/23	20,000	20,102
5.375% 3/13/22 (a)	10,000	10,450
6.375% 2/4/21	25,000	26,713
6.5% 3/13/27 (a)	10,000	10,689
6.5% 6/2/41	35,000	34,991
6.75% 9/21/47 (a)	10,000	10,169
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	10,000	9,877
The Williams Companies, Inc.:
3.7% 1/15/23	3,000	2,914
4.55% 6/24/24	38,000	38,285
Western Gas Partners LP:
4.65% 7/1/26	3,000	3,047
5.375% 6/1/21	7,000	7,327
Williams Partners LP:
4% 11/15/21	2,000	2,040
4.3% 3/4/24	8,000	8,201
		457,324
FINANCIALS - 1.7%
Banks - 0.9%
Bank of America Corp.:
3.419% 12/20/28 (a)(b)	18,000	17,234
3.5% 4/19/26	10,000	9,848
4.1% 7/24/23	5,000	5,169
Citigroup, Inc.:
4.05% 7/30/22	4,000	4,092
4.4% 6/10/25	11,000	11,291
4.6% 3/9/26	14,000	14,457
5.3% 5/6/44	17,000	18,767
5.5% 9/13/25	17,000	18,595
Citizens Financial Group, Inc. 4.3% 12/3/25	20,000	20,343
JPMorgan Chase & Co.:
2.35% 1/28/19	4,000	3,996
2.95% 10/1/26	16,000	15,037
3.875% 9/10/24	23,000	23,156
4.125% 12/15/26	15,000	15,164
4.25% 10/15/20	4,000	4,137
4.35% 8/15/21	4,000	4,159
4.625% 5/10/21	4,000	4,192
4.95% 3/25/20	4,000	4,168
Regions Financial Corp. 3.2% 2/8/21	7,000	7,024
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	100,000	102,455
6% 12/19/23	35,000	37,369
6.1% 6/10/23	13,000	13,885
6.125% 12/15/22	29,000	30,928
		385,466
Capital Markets - 0.4%
Affiliated Managers Group, Inc. 4.25% 2/15/24	6,000	6,182
IntercontinentalExchange, Inc.:
2.75% 12/1/20	4,000	3,981
3.75% 12/1/25	7,000	7,079
Lazard Group LLC 4.25% 11/14/20	8,000	8,253
Moody's Corp.:
3.25% 1/15/28 (a)	5,000	4,756
4.875% 2/15/24	4,000	4,259
Morgan Stanley:
3.125% 1/23/23	20,000	19,677
3.625% 1/20/27	70,000	68,623
3.7% 10/23/24	18,000	17,990
5% 11/24/25	13,000	13,841
		154,641
Consumer Finance - 0.1%
American Express Credit Corp. 1.875% 11/5/18	25,000	24,953
Discover Financial Services 3.95% 11/6/24	7,000	6,989
Synchrony Financial:
3% 8/15/19	4,000	4,002
3.75% 8/15/21	6,000	6,076
4.25% 8/15/24	6,000	6,043
		48,063
Diversified Financial Services - 0.0%
Brixmor Operating Partnership LP 4.125% 6/15/26	6,000	5,907
Voya Financial, Inc. 3.125% 7/15/24	5,000	4,867
		10,774
Insurance - 0.3%
Hartford Financial Services Group, Inc. 5.125% 4/15/22	2,000	2,137
Pricoa Global Funding I 5.375% 5/15/45 (b)	11,000	11,440
Prudential Financial, Inc. 4.5% 11/16/21	100,000	104,956
TIAA Asset Management Finance LLC 2.95% 11/1/19 (a)	3,000	3,001
Unum Group 5.75% 8/15/42	5,000	5,895
		127,429

TOTAL FINANCIALS		726,373

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.1%
WellPoint, Inc. 3.3% 1/15/23	21,000	20,834
Pharmaceuticals - 0.1%
Mylan NV:
2.5% 6/7/19	9,000	8,946
3.15% 6/15/21	12,000	11,892
3.95% 6/15/26	9,000	8,705
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21	8,000	7,414
3.15% 10/1/26	7,000	5,709
Zoetis, Inc. 3.25% 2/1/23	4,000	3,969
		46,635

TOTAL HEALTH CARE		67,469

INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
3% 9/15/23	2,000	1,945
3.375% 6/1/21	6,000	6,040
3.75% 2/1/22	11,000	11,151
3.875% 4/1/21	7,000	7,128
4.25% 9/15/24	9,000	9,222
		35,486
INFORMATION TECHNOLOGY - 0.0%
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (b)	10,000	10,370
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Alexandria Real Estate Equities, Inc. 2.75% 1/15/20	2,000	1,993
American Campus Communities Operating Partnership LP 3.75% 4/15/23	3,000	3,007
Camden Property Trust:
2.95% 12/15/22	4,000	3,934
4.25% 1/15/24	8,000	8,223
Corporate Office Properties LP 5% 7/1/25	7,000	7,263
DDR Corp.:
3.625% 2/1/25	6,000	5,796
4.25% 2/1/26	4,000	3,966
Duke Realty LP:
3.25% 6/30/26	2,000	1,937
3.625% 4/15/23	5,000	5,057
3.875% 10/15/22	8,000	8,189
Equity One, Inc. 3.75% 11/15/22	20,000	20,126
Government Properties Income Trust 3.75% 8/15/19	10,000	10,074
Highwoods/Forsyth LP 3.2% 6/15/21	6,000	5,979
Lexington Corporate Properties Trust 4.4% 6/15/24	4,000	3,947
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	14,000	13,946
4.5% 1/15/25	6,000	5,840
4.75% 1/15/28	13,000	12,584
4.95% 4/1/24	3,000	3,062
5.25% 1/15/26	10,000	10,083
Retail Opportunity Investments Partnership LP:
4% 12/15/24	2,000	1,922
5% 12/15/23	2,000	2,039
Weingarten Realty Investors 3.375% 10/15/22	2,000	1,985
WP Carey, Inc.:
4% 2/1/25	13,000	12,855
4.6% 4/1/24	20,000	20,694
		174,501
Real Estate Management & Development - 0.3%
Brandywine Operating Partnership LP:
3.95% 2/15/23	14,000	14,037
3.95% 11/15/27	7,000	6,744
4.1% 10/1/24	10,000	9,989
CBRE Group, Inc. 4.875% 3/1/26	20,000	21,072
Digital Realty Trust LP 3.95% 7/1/22	7,000	7,191
Essex Portfolio LP 3.875% 5/1/24	7,000	7,054
Liberty Property LP:
3.25% 10/1/26	5,000	4,772
3.375% 6/15/23	25,000	25,040
Mack-Cali Realty LP 3.15% 5/15/23	12,000	10,921
Mid-America Apartments LP 4% 11/15/25	3,000	3,026
Tanger Properties LP:
3.125% 9/1/26	6,000	5,499
3.75% 12/1/24	7,000	6,866
3.875% 12/1/23	4,000	3,974
3.875% 7/15/27	16,000	15,365
Ventas Realty LP:
3.125% 6/15/23	3,000	2,939
4% 3/1/28	4,000	3,959
4.125% 1/15/26	3,000	3,029
		151,477

TOTAL REAL ESTATE		325,978

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.:
3.6% 2/17/23	16,000	16,036
4.5% 3/9/48	20,000	18,181
5.55% 8/15/41	48,000	51,023
CenturyLink, Inc. 6.15% 9/15/19	2,000	2,070
		87,310
UTILITIES - 0.2%
Electric Utilities - 0.1%
Duke Energy Corp. 2.1% 6/15/18	5,000	4,996
FirstEnergy Corp.:
4.25% 3/15/23	30,000	30,877
7.375% 11/15/31	5,000	6,592
IPALCO Enterprises, Inc.:
3.45% 7/15/20	17,000	17,044
3.7% 9/1/24	4,000	3,912
		63,421
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP:
2.15% 6/15/19	3,000	2,971
2.7% 6/15/21	3,000	2,943
		5,914
Multi-Utilities - 0.1%
Dominion Resources, Inc. 3 month U.S. LIBOR + 2.300% 3.9934% 9/30/66 (b)(c)	6,000	5,655
Puget Energy, Inc.:
6% 9/1/21	13,000	14,154
6.5% 12/15/20	4,000	4,378
Sempra Energy 6% 10/15/39	11,000	13,561
		37,748

TOTAL UTILITIES		107,083

TOTAL NONCONVERTIBLE BONDS
(Cost $2,219,017)		2,237,342

U.S. Government and Government Agency Obligations - 6.3%
U.S. Treasury Inflation-Protected Obligations - 2.0%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$146,565	$138,601
1% 2/15/46	104,043	104,523
U.S. Treasury Inflation-Indexed Notes:
0.125% 4/15/20	157,907	157,434
0.375% 7/15/25	576,206	449,157

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		849,715

U.S. Treasury Obligations - 4.3%
U.S. Treasury Bonds 3% 2/15/47	203,000	197,949
U.S. Treasury Notes:
1.25% 10/31/21	265,000	253,147
1.75% 6/30/22	1,153,000	1,112,600
2.125% 7/31/24	209,000	201,073
2.25% 12/31/24	130,000	125,587

TOTAL U.S. TREASURY OBLIGATIONS		1,890,356

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,794,722)		2,740,071

U.S. Government Agency - Mortgage Securities - 4.7%
Fannie Mae - 2.7%
3% 8/1/31 to 9/1/46	312,626	306,792
3.5% 11/1/30 to 5/1/46	309,011	310,927
4% 4/1/42 to 1/1/43	197,428	203,993
4% 3/1/48 (d)	50,000	51,219
4% 4/1/48 (d)	50,000	51,137
4.5% 3/1/41 to 1/1/42	56,284	59,582
5% 11/1/33 to 6/1/39	149,955	161,543
5.5% 9/1/41	36,030	39,675

TOTAL FANNIE MAE		1,184,868

Freddie Mac - 1.1%
3% 3/1/32 to 1/1/47	246,014	241,598
3.5% 4/1/43 to 8/1/43	127,655	128,417
4% 2/1/41	50,386	52,077
4.5% 3/1/41 to 4/1/41	48,487	51,317

TOTAL FREDDIE MAC		473,409

Ginnie Mae - 0.9%
5% 10/15/33	61,990	66,269
3% 3/20/45	71,930	70,579
3.5% 12/20/41 to 8/20/43	165,353	167,316
4% 11/20/40	37,319	38,854
4.5% 5/20/41	43,113	45,137

TOTAL GINNIE MAE		388,155

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $2,110,469)		2,046,432

Commercial Mortgage Securities - 0.1%
MSCG Trust Series 2016-SNR Class A, 3.348% 11/15/34 (a)(b)	$25,000	$24,473
(Cost $24,999)

Municipal Securities - 0.3%
Illinois Gen. Oblig.:
Series 2003:	$	$
4.35% 6/1/18	2,000	2,008
4.95% 6/1/23	15,000	15,468
5.1% 6/1/33	50,000	47,142
Series 2010-1, 6.63% 2/1/35	20,000	21,168
Series 2010-3:
6.725% 4/1/35	5,000	5,254
7.35% 7/1/35	5,000	5,485
Series 2010-5, 6.2% 7/1/21	4,000	4,174
Series 2011, 5.877% 3/1/19	15,000	15,363
Series 2013, 3.6% 12/1/19	5,000	4,995
TOTAL MUNICIPAL SECURITIES
(Cost $124,035)		121,057
	Shares	Value

Fixed-Income Funds - 83.3%
Intermediate-Term Bond Funds - 83.3%
Metropolitan West Total Return Bond Fund Class I	881,205	$9,173,339
PIMCO Total Return Fund Institutional Class	1,054,651	10,620,340
Western Asset Core Bond Fund Class I	1,335,380	16,465,236

TOTAL FIXED INCOME FUNDS		36,258,915

(Cost $37,119,669)

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 1.41% (e)	348,115	348,185
State Street Institutional U.S. Government Money Market Fund Premier Class 1.26%(f)	55	55
TOTAL MONEY MARKET FUNDS
(Cost $348,240)		348,240
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $44,741,151)		43,776,530
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(268,320)
NET ASSETS - 100%		$43,508,210

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
3% 3/1/33	$(50,000)	$(49,783)
4% 3/1/48	(50,000)	(51,219)
TOTAL TBA SALE COMMITMENTS
(Proceeds $100,991)		$(101,002)

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $182,522 or 0.4% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,626
Total	$2,626

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$2,237,342	$--	$2,237,342	$--
U.S. Government and Government Agency Obligations	2,740,071	--	2,740,071	--
U.S. Government Agency - Mortgage Securities	2,046,432	--	2,046,432	--
Commercial Mortgage Securities	24,473	--	24,473	--
Municipal Securities	121,057	--	121,057	--
Fixed-Income Funds	36,258,915	36,258,915	--	--
Money Market Funds	348,240	348,240	--	--
Total Investments in Securities:	$43,776,530	$36,607,155	$7,169,375	$--
Other Financial Instruments:
TBA Sale Commitments	$(101,002)	$--	$(101,002)	$--
Total Other Financial Instruments:	$(101,002)	$--	$(101,002)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $44,392,966)	$43,428,345
Fidelity Central Funds (cost $348,185)	348,185
Total Investment in Securities (cost $44,741,151)		$43,776,530
Cash		17,774
Receivable for investments sold		1,958,825
Receivable for TBA sale commitments		100,991
Receivable for fund shares sold		62,050
Interest receivable		57,029
Distributions receivable from Fidelity Central Funds		244
Prepaid expenses		23
Other receivables		890
Total assets		45,974,356
Liabilities
TBA sale commitments, at value	$101,002
Payable for investments purchased on a delayed delivery basis	102,286
Payable for fund shares redeemed	2,214,596
Distributions payable	88
Accrued management fee	1,013
Distribution and service plan fees payable	23
Other affiliated payables	2,066
Other payables and accrued expenses	45,072
Total liabilities		2,466,146
Net Assets		$43,508,210
Net Assets consist of:
Paid in capital		$44,712,314
Distributions in excess of net investment income		(64,624)
Accumulated undistributed net realized gain (loss) on investments		(174,848)
Net unrealized appreciation (depreciation) on investments		(964,632)
Net Assets		$43,508,210
Core Income Multi-Manager:
Net Asset Value, offering price and redemption price per share ($43,285,717 ÷ 4,445,394 shares)		$9.74
Class L:
Net Asset Value, offering price and redemption price per share ($111,840 ÷ 11,483 shares)		$9.74
Class N:
Net Asset Value, offering price and redemption price per share ($110,653 ÷ 11,363 shares)		$9.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends:
Unaffiliated issuers		$778,072
Interest		268,609
Income from Fidelity Central Funds		2,626
Total income		1,049,307
Expenses
Management fee	$149,735
Transfer agent fees	6,282
Distribution and service plan fees	279
Accounting fees and expenses	18,885
Custodian fees and expenses	11,152
Independent trustees' fees and expenses	566
Registration fees	45,639
Audit	68,369
Legal	214
Miscellaneous	533
Total expenses before reductions	301,654
Expense reductions	(196,836)	104,818
Net investment income (loss)		944,489
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(100,248)
Total net realized gain (loss)		(100,248)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(412,815)
Delayed delivery commitments	(11)
Total change in net unrealized appreciation (depreciation)		(412,826)
Net gain (loss)		(513,074)
Net increase (decrease) in net assets resulting from operations		$431,415

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$944,489	$966,750
Net realized gain (loss)	(100,248)	139,959
Change in net unrealized appreciation (depreciation)	(412,826)	492,314
Net increase (decrease) in net assets resulting from operations	431,415	1,599,023
Distributions to shareholders from net investment income	(980,823)	(980,579)
Distributions to shareholders from net realized gain	(13,174)	(120,266)
Total distributions	(993,997)	(1,100,845)
Share transactions - net increase (decrease)	1,623,913	(2,683,722)
Total increase (decrease) in net assets	1,061,331	(2,185,544)
Net Assets
Beginning of period	42,446,879	44,632,423
End of period	$43,508,210	$42,446,879
Other Information
Distributions in excess of net investment income end of period	$(64,624)	$(16,301)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Core Income Multi-Manager Fund

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.85	$9.75	$10.02	$9.84	$10.09
Income from Investment Operations
Net investment income (loss)B	.206	.218	.256	.285	.248
Net realized and unrealized gain (loss)	(.099)	.130	(.262)	.184	(.222)
Total from investment operations	.107	.348	(.006)	.469	.026
Distributions from net investment income	(.214)	(.221)	(.254)	(.286)	(.243)
Distributions from net realized gain	(.003)	(.027)	(.010)	(.003)	(.033)
Total distributions	(.217)	(.248)	(.264)	(.289)	(.276)
Net asset value, end of period	$9.74	$9.85	$9.75	$10.02	$9.84
Total ReturnC	1.07%	3.58%	(.04)%	4.83%	.29%
Ratios to Average Net AssetsD
Expenses before reductions	.66%	.69%	.65%	.65%	.68%
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%	.23%
Expenses net of all reductions	.23%	.23%	.23%	.23%	.23%
Net investment income (loss)	2.07%	2.19%	2.61%	2.87%	2.53%
Supplemental Data
Net assets, end of period (000 omitted)	$43,286	$39,287	$41,445	$40,564	$42,471
Portfolio turnover rateE	40%	41%	74%	115%	87%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Core Income Multi-Manager Fund Class L

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$9.75	$10.03	$9.84	$9.72
Income from Investment Operations
Net investment income (loss)C	.205	.218	.256	.285	.073
Net realized and unrealized gain (loss)	(.108)	.139	(.272)	.194	.118
Total from investment operations	.097	.357	(.016)	.479	.191
Distributions from net investment income	(.214)	(.220)	(.254)	(.286)	(.068)
Distributions from net realized gain	(.003)	(.027)	(.010)	(.003)	(.003)
Total distributions	(.217)	(.247)	(.264)	(.289)	(.071)
Net asset value, end of period	$9.74	$9.86	$9.75	$10.03	$9.84
Total ReturnD,E	.96%	3.68%	(.14)%	4.93%	1.97%
Ratios to Average Net AssetsF
Expenses before reductions	.66%	.69%	.65%	.65%	.82%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.07%	2.19%	2.60%	2.87%	2.52%G
Supplemental Data
Net assets, end of period (000 omitted)	$112	$111	$107	$107	$102
Portfolio turnover rateH	40%	41%	74%	115%	87%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Core Income Multi-Manager Fund Class N

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.85	$9.75	$10.03	$9.84	$9.72
Income from Investment Operations
Net investment income (loss)C	.181	.193	.231	.261	.066
Net realized and unrealized gain (loss)	(.099)	.130	(.271)	.193	.118
Total from investment operations	.082	.323	(.040)	.454	.184
Distributions from net investment income	(.189)	(.196)	(.230)	(.261)	(.061)
Distributions from net realized gain	(.003)	(.027)	(.010)	(.003)	(.003)
Total distributions	(.192)	(.223)	(.240)	(.264)	(.064)
Net asset value, end of period	$9.74	$9.85	$9.75	$10.03	$9.84
Total ReturnD,E	.81%	3.32%	(.39)%	4.68%	1.90%
Ratios to Average Net AssetsF
Expenses before reductions	.91%	.94%	.90%	.90%	1.07%G
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%G
Expenses net of all reductions	.48%	.48%	.48%	.48%	.48%G
Net investment income (loss)	1.82%	1.95%	2.35%	2.62%	2.27%G
Supplemental Data
Net assets, end of period (000 omitted)	$111	$110	$106	$107	$102
Portfolio turnover rateH	40%	41%	74%	115%	87%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Strategic Advisers Core Income Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Core Income Multi-Manager, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective December 5, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards, market discount, deferred trustees compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$215,009
Gross unrealized depreciation	(1,314,879)
Net unrealized appreciation (depreciation)	$(1,099,870)
Tax Cost	$44,876,389

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(33,363)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,099,870)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(30,859)
Long-term	(2,504)
Total capital loss carryforward	$(33,363)

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$993,997	$ 1,100,845

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $13,205,842 and $10,063,419, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

PGIM, Inc. has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, PGIM, Inc. has not been allocated any portion of the Fund's assets. PGIM, Inc. in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$279	$279

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Income Multi-Manager	$6,254.01
Class L	14.01
Class N	14.01
	$6,282

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FIMM, an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $140 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2019. During the period, this waiver reduced the Fund's management fee by $136,539.

The investment adviser has also contractually agreed to reimburse Core Income Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2019. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees, the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Income Multi-Manager	.20%	$56,165
Class F	.20%	3,767
Class L	.20%	148
Class N	.45%	147

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $70.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net investment income
Core Income Multi-Manager	$920,146	$911,296
Class F	56,126	64,687
Class L	2,425	2,440
Class N	2,126	2,156
Total	$980,823	$980,579
From net realized gain
Core Income Multi-Manager	$12,112	$111,748
Class F	995	7,918
Class L	34	301
Class N	33	299
Total	$13,174	$120,266

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Core Income Multi-Manager
Shares sold	1,128,988	478,896	$11,200,787	$4,765,891
Reinvestment of distributions	93,918	103,109	931,603	1,023,039
Shares redeemed	(764,499)	(847,678)	(7,534,353)	(8,410,141)
Net increase (decrease)	458,407	(265,673)	$4,598,037	$(2,621,211)
Class F
Shares sold	222,194	110,036	$2,209,667	$1,093,294
Reinvestment of distributions	5,729	7,318	56,968	72,605
Shares redeemed	(526,149)	(124,215)	(5,245,377)	(1,233,606)
Net increase (decrease)	(298,226)	(6,861)	$(2,978,742)	$(67,707)
Class L
Reinvestment of distributions	248	276	2,459	2,741
Net increase (decrease)	248	276	$2,459	$2,741
Class N
Reinvestment of distributions	218	248	2,159	2,455
Net increase (decrease)	218	248	$2,159	$2,455

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 73% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Multi-Manager Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Core Income Multi-Manager Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Core Income Multi-Manager	.23%
Actual		$1,000.00	$981.10	$1.13
Hypothetical-C		$1,000.00	$1,023.65	$1.15
Class L	.23%
Actual		$1,000.00	$981.10	$1.13
Hypothetical-C		$1,000.00	$1,023.65	$1.15
Class N	.48%
Actual		$1,000.00	$979.90	$2.36
Hypothetical-C		$1,000.00	$1,022.41	$2.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Income Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers Core Income Multi-Manager Fund
Core Income Multi-Manager	4/12/18	4/11/18	$0.006
Class L	4/12/18	4/11/18	$0.006
Class N	4/12/18	4/11/18	$0.006

A total of 22.62% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Multi-Manager Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with FIAM LLC and PGIM, Inc. (PGIM) (formerly Prudential Investment Management, Inc.) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2017 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board also approved an amended sub-advisory agreement with PGIM on behalf of the fund to reflect the change in the sub-adviser's name from Prudential Investment Management, Inc. to PGIM, noting that no other contract terms were impacted and that PGIM will continue to provide the same services to the fund. In reaching its determination to renew the fund's Advisory Contracts and approve the amended sub-advisory agreement with PGIM, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the amended sub-advisory agreement with PGIM, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreement with PGIM is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amended agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the amended sub-advisory agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2016, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Core Income Multi-Manager Fund

2016 Total Return % vs. Morningstar Intermediate-term Bond and BBgBarc U.S. Agg Bond:

75% beaten
Class F
Benchmark
Class N
25% beaten
5
4
3
2
1
3.7
3.4
2.6
4.1
2.3
1 Year
11
10
9
8
7
6
9.7
9.4
8.8
9.9
7.0
3 Year

% Beaten	1 Year	3 Year
Retail Class	64%	71%
Class F	66%	72%
Class L	64%	71%
Class N	60%	55%

*5 year data is omitted due to a midyear launch providing no performance data for 2012.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one- and three-year periods ended December 31, 2016. The Board also noted that Class F had out-performed 66% and 72% of its peers for the one- and three-year periods, respectively, ended December 31, 2016. The Board also noted that the investment performance of Class F was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2018 and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.65% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.20%, 0.20%, and 0.45%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.20% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Core Income Multi-Manager Fund

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2016.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2016. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the StrategicAdvisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2018 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the amended sub-advisory agreement with PGIM should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal or approval of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

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Strategic Advisers® Core Income Multi-Manager Fund Class L and Class N Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Life of fundA
Class L	0.96%	1.92%	2.31%
Class N	0.81%	1.71%	2.12%

 A From June 19, 2012

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Core Income Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Core Income Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Multi-Manager Fund - Class L on June 19, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$11,389	Strategic Advisers® Core Income Multi-Manager Fund - Class L
$11,066	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  Returns for U.S. taxable investment-grade bonds rose slightly for the 12 months ending February 28, 2018, a period in which market interest rates rose overall and the U.S. economy exhibited broad strength. The Bloomberg Barclays U.S. Aggregate Bond Index returned 0.51%. Longer-term bond yields generally declined through September, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. They then rose through January, driven by three policy rate hikes, plans by the Fed to gradually reduce its balance sheet, and tax reform passed by calendar year-end. Indications of robust employment and improved consumer sentiment reinforced the rate-tightening cycle. Although yield spreads over Treasuries narrowed for much of the period, they widened in mid-January and February amid concern about valuations for risk assets. Within the Bloomberg Barclays index, corporate bonds (+2.20%) led all major market segments, paced primarily by industrial and utility issues. Conversely, safe-haven U.S. Treasury securities returned -0.56%, with intermediate-term maturities hit particularly hard. Outside the index, riskier, non-core fixed-income segments gained, while Treasury Inflation-Protected Securities (TIPS) returned -0.18%, according to Bloomberg Barclays.

Comments from Portfolio Manager Gregory Pappas:  For the fiscal year, the Fund's share classes gained about 1%, outpacing the Bloomberg Barclays U.S. Aggregate Bond Index. Versus the benchmark, Fund performance was fueled by managers allocating assets across a range of risk-driven market sectors, while underweighting lagging U.S. Treasuries. Western Asset Core Bond Fund – our largest investment – was the top contributor, aided by a derivatives-based strategy that benefited from a flattening of the U.S. Treasury yield curve. It also was helped by positions in emerging-markets (EM) debt, non-U.S. sovereign bonds and non-agency mortgage-backed securities (MBS). PIMCO Total Return Fund was another leading contributor, led by allocations to non-agency MBS and local-currency EM bonds. The Core Investment Grade strategy by sub-adviser FIAM℠ provided a further boost to results, helped by holdings of high-yield credit and Treasury Inflation-Protected Securities (TIPS). There were no significant detractors this period, but Metropolitan West Total Return Fund nicked relative performance due to its underweighted exposure to credit risk. Looking ahead, I plan to keep the portfolio positioned close to where it was as of period end, with an eye toward reducing risk.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2018

(excluding cash equivalents)	% of fund's net assets
Western Asset Core Plus Bond Fund	37.8
PIMCO Short-Term Fund	24.4
Metropolitan West Funds	21.1
U.S. Treasury Obligations	6.3
Fannie Mae	2.5
Freddie Mac	1.1
Ginnie Mae	0.9
Royal Bank of Scotland Group PLC	0.4
Illinois Gen. Oblig.	0.3
Morgan Stanley	0.3
95.1

Asset Allocation (% of fund's net assets)

As of February 28, 2018
Corporate Bonds	5.1%
U.S. Government and U.S. Government Agency Obligations	10.6%
CMOs and Other Mortgage Related Securities	0.1%
Municipal Securities	0.3%
Intermediate-Term Bond Funds	83.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Nonconvertible Bonds - 5.1%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 0.7%
Automobiles - 0.1%
General Motors Co. 3.5% 10/2/18	$20,000	$20,101
General Motors Financial Co., Inc.:
3.25% 5/15/18	10,000	10,015
3.5% 7/10/19	10,000	10,059
4.25% 5/15/23	10,000	10,196
		50,371
Hotels, Restaurants & Leisure - 0.0%
McDonald's Corp. 2.75% 12/9/20	2,000	1,997
Media - 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	13,000	13,309
4.908% 7/23/25	16,000	16,477
5.375% 5/1/47	11,000	10,888
6.484% 10/23/45	4,000	4,506
NBCUniversal, Inc. 5.15% 4/30/20	100,000	104,966
Time Warner Cable, Inc.:
5.5% 9/1/41	10,000	10,151
5.875% 11/15/40	13,000	13,719
6.55% 5/1/37	18,000	20,472
7.3% 7/1/38	17,000	20,386
8.25% 4/1/19	17,000	17,947
		232,821

TOTAL CONSUMER DISCRETIONARY		285,189

CONSUMER STAPLES - 0.3%
Beverages - 0.3%
Anheuser-Busch InBev Finance, Inc.:
2.65% 2/1/21	20,000	19,814
3.3% 2/1/23	20,000	19,915
3.65% 2/1/26	20,000	19,820
4.7% 2/1/36	23,000	24,170
4.9% 2/1/46	26,000	27,721
		111,440
Food & Staples Retailing - 0.0%
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	7,000	7,010
Tobacco - 0.0%
Reynolds American, Inc.:
2.3% 6/12/18	5,000	4,998
4% 6/12/22	3,000	3,063
5.7% 8/15/35	3,000	3,417
6.15% 9/15/43	4,000	4,832
		16,310

TOTAL CONSUMER STAPLES		134,760

ENERGY - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Amerada Hess Corp. 7.875% 10/1/29	5,000	6,218
Anadarko Finance Co. 7.5% 5/1/31	14,000	17,708
Anadarko Petroleum Corp.:
4.85% 3/15/21	5,000	5,217
5.55% 3/15/26	10,000	10,921
6.6% 3/15/46	10,000	12,467
Canadian Natural Resources Ltd. 5.85% 2/1/35	6,000	6,797
Cenovus Energy, Inc. 4.25% 4/15/27	12,000	11,727
Columbia Pipeline Group, Inc.:
2.45% 6/1/18	2,000	2,000
3.3% 6/1/20	12,000	12,045
4.5% 6/1/25	3,000	3,078
DCP Midstream LLC 4.75% 9/30/21 (a)	100,000	101,750
DCP Midstream Operating LP:
2.7% 4/1/19	4,000	3,955
3.875% 3/15/23	20,000	19,500
5.6% 4/1/44	10,000	10,325
El Paso Corp. 6.5% 9/15/20	20,000	21,522
Enable Midstream Partners LP:
2.4% 5/15/19 (b)	3,000	2,972
3.9% 5/15/24 (b)	3,000	2,957
Enbridge, Inc.:
4.25% 12/1/26	4,000	4,026
5.5% 12/1/46	5,000	5,628
MPLX LP 4.875% 12/1/24	3,000	3,156
Petrobras Global Finance BV 5.625% 5/20/43	10,000	8,550
Petroleos Mexicanos:
4.625% 9/21/23	20,000	20,102
5.375% 3/13/22 (a)	10,000	10,450
6.375% 2/4/21	25,000	26,713
6.5% 3/13/27 (a)	10,000	10,689
6.5% 6/2/41	35,000	34,991
6.75% 9/21/47 (a)	10,000	10,169
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	10,000	9,877
The Williams Companies, Inc.:
3.7% 1/15/23	3,000	2,914
4.55% 6/24/24	38,000	38,285
Western Gas Partners LP:
4.65% 7/1/26	3,000	3,047
5.375% 6/1/21	7,000	7,327
Williams Partners LP:
4% 11/15/21	2,000	2,040
4.3% 3/4/24	8,000	8,201
		457,324
FINANCIALS - 1.7%
Banks - 0.9%
Bank of America Corp.:
3.419% 12/20/28 (a)(b)	18,000	17,234
3.5% 4/19/26	10,000	9,848
4.1% 7/24/23	5,000	5,169
Citigroup, Inc.:
4.05% 7/30/22	4,000	4,092
4.4% 6/10/25	11,000	11,291
4.6% 3/9/26	14,000	14,457
5.3% 5/6/44	17,000	18,767
5.5% 9/13/25	17,000	18,595
Citizens Financial Group, Inc. 4.3% 12/3/25	20,000	20,343
JPMorgan Chase & Co.:
2.35% 1/28/19	4,000	3,996
2.95% 10/1/26	16,000	15,037
3.875% 9/10/24	23,000	23,156
4.125% 12/15/26	15,000	15,164
4.25% 10/15/20	4,000	4,137
4.35% 8/15/21	4,000	4,159
4.625% 5/10/21	4,000	4,192
4.95% 3/25/20	4,000	4,168
Regions Financial Corp. 3.2% 2/8/21	7,000	7,024
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	100,000	102,455
6% 12/19/23	35,000	37,369
6.1% 6/10/23	13,000	13,885
6.125% 12/15/22	29,000	30,928
		385,466
Capital Markets - 0.4%
Affiliated Managers Group, Inc. 4.25% 2/15/24	6,000	6,182
IntercontinentalExchange, Inc.:
2.75% 12/1/20	4,000	3,981
3.75% 12/1/25	7,000	7,079
Lazard Group LLC 4.25% 11/14/20	8,000	8,253
Moody's Corp.:
3.25% 1/15/28 (a)	5,000	4,756
4.875% 2/15/24	4,000	4,259
Morgan Stanley:
3.125% 1/23/23	20,000	19,677
3.625% 1/20/27	70,000	68,623
3.7% 10/23/24	18,000	17,990
5% 11/24/25	13,000	13,841
		154,641
Consumer Finance - 0.1%
American Express Credit Corp. 1.875% 11/5/18	25,000	24,953
Discover Financial Services 3.95% 11/6/24	7,000	6,989
Synchrony Financial:
3% 8/15/19	4,000	4,002
3.75% 8/15/21	6,000	6,076
4.25% 8/15/24	6,000	6,043
		48,063
Diversified Financial Services - 0.0%
Brixmor Operating Partnership LP 4.125% 6/15/26	6,000	5,907
Voya Financial, Inc. 3.125% 7/15/24	5,000	4,867
		10,774
Insurance - 0.3%
Hartford Financial Services Group, Inc. 5.125% 4/15/22	2,000	2,137
Pricoa Global Funding I 5.375% 5/15/45 (b)	11,000	11,440
Prudential Financial, Inc. 4.5% 11/16/21	100,000	104,956
TIAA Asset Management Finance LLC 2.95% 11/1/19 (a)	3,000	3,001
Unum Group 5.75% 8/15/42	5,000	5,895
		127,429

TOTAL FINANCIALS		726,373

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.1%
WellPoint, Inc. 3.3% 1/15/23	21,000	20,834
Pharmaceuticals - 0.1%
Mylan NV:
2.5% 6/7/19	9,000	8,946
3.15% 6/15/21	12,000	11,892
3.95% 6/15/26	9,000	8,705
Teva Pharmaceutical Finance Netherlands III BV:
2.2% 7/21/21	8,000	7,414
3.15% 10/1/26	7,000	5,709
Zoetis, Inc. 3.25% 2/1/23	4,000	3,969
		46,635

TOTAL HEALTH CARE		67,469

INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
3% 9/15/23	2,000	1,945
3.375% 6/1/21	6,000	6,040
3.75% 2/1/22	11,000	11,151
3.875% 4/1/21	7,000	7,128
4.25% 9/15/24	9,000	9,222
		35,486
INFORMATION TECHNOLOGY - 0.0%
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (b)	10,000	10,370
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Alexandria Real Estate Equities, Inc. 2.75% 1/15/20	2,000	1,993
American Campus Communities Operating Partnership LP 3.75% 4/15/23	3,000	3,007
Camden Property Trust:
2.95% 12/15/22	4,000	3,934
4.25% 1/15/24	8,000	8,223
Corporate Office Properties LP 5% 7/1/25	7,000	7,263
DDR Corp.:
3.625% 2/1/25	6,000	5,796
4.25% 2/1/26	4,000	3,966
Duke Realty LP:
3.25% 6/30/26	2,000	1,937
3.625% 4/15/23	5,000	5,057
3.875% 10/15/22	8,000	8,189
Equity One, Inc. 3.75% 11/15/22	20,000	20,126
Government Properties Income Trust 3.75% 8/15/19	10,000	10,074
Highwoods/Forsyth LP 3.2% 6/15/21	6,000	5,979
Lexington Corporate Properties Trust 4.4% 6/15/24	4,000	3,947
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	14,000	13,946
4.5% 1/15/25	6,000	5,840
4.75% 1/15/28	13,000	12,584
4.95% 4/1/24	3,000	3,062
5.25% 1/15/26	10,000	10,083
Retail Opportunity Investments Partnership LP:
4% 12/15/24	2,000	1,922
5% 12/15/23	2,000	2,039
Weingarten Realty Investors 3.375% 10/15/22	2,000	1,985
WP Carey, Inc.:
4% 2/1/25	13,000	12,855
4.6% 4/1/24	20,000	20,694
		174,501
Real Estate Management & Development - 0.3%
Brandywine Operating Partnership LP:
3.95% 2/15/23	14,000	14,037
3.95% 11/15/27	7,000	6,744
4.1% 10/1/24	10,000	9,989
CBRE Group, Inc. 4.875% 3/1/26	20,000	21,072
Digital Realty Trust LP 3.95% 7/1/22	7,000	7,191
Essex Portfolio LP 3.875% 5/1/24	7,000	7,054
Liberty Property LP:
3.25% 10/1/26	5,000	4,772
3.375% 6/15/23	25,000	25,040
Mack-Cali Realty LP 3.15% 5/15/23	12,000	10,921
Mid-America Apartments LP 4% 11/15/25	3,000	3,026
Tanger Properties LP:
3.125% 9/1/26	6,000	5,499
3.75% 12/1/24	7,000	6,866
3.875% 12/1/23	4,000	3,974
3.875% 7/15/27	16,000	15,365
Ventas Realty LP:
3.125% 6/15/23	3,000	2,939
4% 3/1/28	4,000	3,959
4.125% 1/15/26	3,000	3,029
		151,477

TOTAL REAL ESTATE		325,978

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.:
3.6% 2/17/23	16,000	16,036
4.5% 3/9/48	20,000	18,181
5.55% 8/15/41	48,000	51,023
CenturyLink, Inc. 6.15% 9/15/19	2,000	2,070
		87,310
UTILITIES - 0.2%
Electric Utilities - 0.1%
Duke Energy Corp. 2.1% 6/15/18	5,000	4,996
FirstEnergy Corp.:
4.25% 3/15/23	30,000	30,877
7.375% 11/15/31	5,000	6,592
IPALCO Enterprises, Inc.:
3.45% 7/15/20	17,000	17,044
3.7% 9/1/24	4,000	3,912
		63,421
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP:
2.15% 6/15/19	3,000	2,971
2.7% 6/15/21	3,000	2,943
		5,914
Multi-Utilities - 0.1%
Dominion Resources, Inc. 3 month U.S. LIBOR + 2.300% 3.9934% 9/30/66 (b)(c)	6,000	5,655
Puget Energy, Inc.:
6% 9/1/21	13,000	14,154
6.5% 12/15/20	4,000	4,378
Sempra Energy 6% 10/15/39	11,000	13,561
		37,748

TOTAL UTILITIES		107,083

TOTAL NONCONVERTIBLE BONDS
(Cost $2,219,017)		2,237,342

U.S. Government and Government Agency Obligations - 6.3%
U.S. Treasury Inflation-Protected Obligations - 2.0%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/45	$146,565	$138,601
1% 2/15/46	104,043	104,523
U.S. Treasury Inflation-Indexed Notes:
0.125% 4/15/20	157,907	157,434
0.375% 7/15/25	576,206	449,157

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		849,715

U.S. Treasury Obligations - 4.3%
U.S. Treasury Bonds 3% 2/15/47	203,000	197,949
U.S. Treasury Notes:
1.25% 10/31/21	265,000	253,147
1.75% 6/30/22	1,153,000	1,112,600
2.125% 7/31/24	209,000	201,073
2.25% 12/31/24	130,000	125,587

TOTAL U.S. TREASURY OBLIGATIONS		1,890,356

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,794,722)		2,740,071

U.S. Government Agency - Mortgage Securities - 4.7%
Fannie Mae - 2.7%
3% 8/1/31 to 9/1/46	312,626	306,792
3.5% 11/1/30 to 5/1/46	309,011	310,927
4% 4/1/42 to 1/1/43	197,428	203,993
4% 3/1/48 (d)	50,000	51,219
4% 4/1/48 (d)	50,000	51,137
4.5% 3/1/41 to 1/1/42	56,284	59,582
5% 11/1/33 to 6/1/39	149,955	161,543
5.5% 9/1/41	36,030	39,675

TOTAL FANNIE MAE		1,184,868

Freddie Mac - 1.1%
3% 3/1/32 to 1/1/47	246,014	241,598
3.5% 4/1/43 to 8/1/43	127,655	128,417
4% 2/1/41	50,386	52,077
4.5% 3/1/41 to 4/1/41	48,487	51,317

TOTAL FREDDIE MAC		473,409

Ginnie Mae - 0.9%
5% 10/15/33	61,990	66,269
3% 3/20/45	71,930	70,579
3.5% 12/20/41 to 8/20/43	165,353	167,316
4% 11/20/40	37,319	38,854
4.5% 5/20/41	43,113	45,137

TOTAL GINNIE MAE		388,155

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $2,110,469)		2,046,432

Commercial Mortgage Securities - 0.1%
MSCG Trust Series 2016-SNR Class A, 3.348% 11/15/34 (a)(b)	$25,000	$24,473
(Cost $24,999)

Municipal Securities - 0.3%
Illinois Gen. Oblig.:
Series 2003:	$	$
4.35% 6/1/18	2,000	2,008
4.95% 6/1/23	15,000	15,468
5.1% 6/1/33	50,000	47,142
Series 2010-1, 6.63% 2/1/35	20,000	21,168
Series 2010-3:
6.725% 4/1/35	5,000	5,254
7.35% 7/1/35	5,000	5,485
Series 2010-5, 6.2% 7/1/21	4,000	4,174
Series 2011, 5.877% 3/1/19	15,000	15,363
Series 2013, 3.6% 12/1/19	5,000	4,995
TOTAL MUNICIPAL SECURITIES
(Cost $124,035)		121,057
	Shares	Value

Fixed-Income Funds - 83.3%
Intermediate-Term Bond Funds - 83.3%
Metropolitan West Total Return Bond Fund Class I	881,205	$9,173,339
PIMCO Total Return Fund Institutional Class	1,054,651	10,620,340
Western Asset Core Bond Fund Class I	1,335,380	16,465,236

TOTAL FIXED INCOME FUNDS		36,258,915

(Cost $37,119,669)

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 1.41% (e)	348,115	348,185
State Street Institutional U.S. Government Money Market Fund Premier Class 1.26%(f)	55	55
TOTAL MONEY MARKET FUNDS
(Cost $348,240)		348,240
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $44,741,151)		43,776,530
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(268,320)
NET ASSETS - 100%		$43,508,210

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
3% 3/1/33	$(50,000)	$(49,783)
4% 3/1/48	(50,000)	(51,219)
TOTAL TBA SALE COMMITMENTS
(Proceeds $100,991)		$(101,002)

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $182,522 or 0.4% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,626
Total	$2,626

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$2,237,342	$--	$2,237,342	$--
U.S. Government and Government Agency Obligations	2,740,071	--	2,740,071	--
U.S. Government Agency - Mortgage Securities	2,046,432	--	2,046,432	--
Commercial Mortgage Securities	24,473	--	24,473	--
Municipal Securities	121,057	--	121,057	--
Fixed-Income Funds	36,258,915	36,258,915	--	--
Money Market Funds	348,240	348,240	--	--
Total Investments in Securities:	$43,776,530	$36,607,155	$7,169,375	$--
Other Financial Instruments:
TBA Sale Commitments	$(101,002)	$--	$(101,002)	$--
Total Other Financial Instruments:	$(101,002)	$--	$(101,002)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $44,392,966)	$43,428,345
Fidelity Central Funds (cost $348,185)	348,185
Total Investment in Securities (cost $44,741,151)		$43,776,530
Cash		17,774
Receivable for investments sold		1,958,825
Receivable for TBA sale commitments		100,991
Receivable for fund shares sold		62,050
Interest receivable		57,029
Distributions receivable from Fidelity Central Funds		244
Prepaid expenses		23
Other receivables		890
Total assets		45,974,356
Liabilities
TBA sale commitments, at value	$101,002
Payable for investments purchased on a delayed delivery basis	102,286
Payable for fund shares redeemed	2,214,596
Distributions payable	88
Accrued management fee	1,013
Distribution and service plan fees payable	23
Other affiliated payables	2,066
Other payables and accrued expenses	45,072
Total liabilities		2,466,146
Net Assets		$43,508,210
Net Assets consist of:
Paid in capital		$44,712,314
Distributions in excess of net investment income		(64,624)
Accumulated undistributed net realized gain (loss) on investments		(174,848)
Net unrealized appreciation (depreciation) on investments		(964,632)
Net Assets		$43,508,210
Core Income Multi-Manager:
Net Asset Value, offering price and redemption price per share ($43,285,717 ÷ 4,445,394 shares)		$9.74
Class L:
Net Asset Value, offering price and redemption price per share ($111,840 ÷ 11,483 shares)		$9.74
Class N:
Net Asset Value, offering price and redemption price per share ($110,653 ÷ 11,363 shares)		$9.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends:
Unaffiliated issuers		$778,072
Interest		268,609
Income from Fidelity Central Funds		2,626
Total income		1,049,307
Expenses
Management fee	$149,735
Transfer agent fees	6,282
Distribution and service plan fees	279
Accounting fees and expenses	18,885
Custodian fees and expenses	11,152
Independent trustees' fees and expenses	566
Registration fees	45,639
Audit	68,369
Legal	214
Miscellaneous	533
Total expenses before reductions	301,654
Expense reductions	(196,836)	104,818
Net investment income (loss)		944,489
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(100,248)
Total net realized gain (loss)		(100,248)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(412,815)
Delayed delivery commitments	(11)
Total change in net unrealized appreciation (depreciation)		(412,826)
Net gain (loss)		(513,074)
Net increase (decrease) in net assets resulting from operations		$431,415

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$944,489	$966,750
Net realized gain (loss)	(100,248)	139,959
Change in net unrealized appreciation (depreciation)	(412,826)	492,314
Net increase (decrease) in net assets resulting from operations	431,415	1,599,023
Distributions to shareholders from net investment income	(980,823)	(980,579)
Distributions to shareholders from net realized gain	(13,174)	(120,266)
Total distributions	(993,997)	(1,100,845)
Share transactions - net increase (decrease)	1,623,913	(2,683,722)
Total increase (decrease) in net assets	1,061,331	(2,185,544)
Net Assets
Beginning of period	42,446,879	44,632,423
End of period	$43,508,210	$42,446,879
Other Information
Distributions in excess of net investment income end of period	$(64,624)	$(16,301)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Core Income Multi-Manager Fund

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.85	$9.75	$10.02	$9.84	$10.09
Income from Investment Operations
Net investment income (loss)B	.206	.218	.256	.285	.248
Net realized and unrealized gain (loss)	(.099)	.130	(.262)	.184	(.222)
Total from investment operations	.107	.348	(.006)	.469	.026
Distributions from net investment income	(.214)	(.221)	(.254)	(.286)	(.243)
Distributions from net realized gain	(.003)	(.027)	(.010)	(.003)	(.033)
Total distributions	(.217)	(.248)	(.264)	(.289)	(.276)
Net asset value, end of period	$9.74	$9.85	$9.75	$10.02	$9.84
Total ReturnC	1.07%	3.58%	(.04)%	4.83%	.29%
Ratios to Average Net AssetsD
Expenses before reductions	.66%	.69%	.65%	.65%	.68%
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%	.23%
Expenses net of all reductions	.23%	.23%	.23%	.23%	.23%
Net investment income (loss)	2.07%	2.19%	2.61%	2.87%	2.53%
Supplemental Data
Net assets, end of period (000 omitted)	$43,286	$39,287	$41,445	$40,564	$42,471
Portfolio turnover rateE	40%	41%	74%	115%	87%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Core Income Multi-Manager Fund Class L

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$9.75	$10.03	$9.84	$9.72
Income from Investment Operations
Net investment income (loss)C	.205	.218	.256	.285	.073
Net realized and unrealized gain (loss)	(.108)	.139	(.272)	.194	.118
Total from investment operations	.097	.357	(.016)	.479	.191
Distributions from net investment income	(.214)	(.220)	(.254)	(.286)	(.068)
Distributions from net realized gain	(.003)	(.027)	(.010)	(.003)	(.003)
Total distributions	(.217)	(.247)	(.264)	(.289)	(.071)
Net asset value, end of period	$9.74	$9.86	$9.75	$10.03	$9.84
Total ReturnD,E	.96%	3.68%	(.14)%	4.93%	1.97%
Ratios to Average Net AssetsF
Expenses before reductions	.66%	.69%	.65%	.65%	.82%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.07%	2.19%	2.60%	2.87%	2.52%G
Supplemental Data
Net assets, end of period (000 omitted)	$112	$111	$107	$107	$102
Portfolio turnover rateH	40%	41%	74%	115%	87%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Core Income Multi-Manager Fund Class N

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.85	$9.75	$10.03	$9.84	$9.72
Income from Investment Operations
Net investment income (loss)C	.181	.193	.231	.261	.066
Net realized and unrealized gain (loss)	(.099)	.130	(.271)	.193	.118
Total from investment operations	.082	.323	(.040)	.454	.184
Distributions from net investment income	(.189)	(.196)	(.230)	(.261)	(.061)
Distributions from net realized gain	(.003)	(.027)	(.010)	(.003)	(.003)
Total distributions	(.192)	(.223)	(.240)	(.264)	(.064)
Net asset value, end of period	$9.74	$9.85	$9.75	$10.03	$9.84
Total ReturnD,E	.81%	3.32%	(.39)%	4.68%	1.90%
Ratios to Average Net AssetsF
Expenses before reductions	.91%	.94%	.90%	.90%	1.07%G
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%G
Expenses net of all reductions	.48%	.48%	.48%	.48%	.48%G
Net investment income (loss)	1.82%	1.95%	2.35%	2.62%	2.27%G
Supplemental Data
Net assets, end of period (000 omitted)	$111	$110	$106	$107	$102
Portfolio turnover rateH	40%	41%	74%	115%	87%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Strategic Advisers Core Income Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Core Income Multi-Manager, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective December 5, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards, market discount, deferred trustees compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$215,009
Gross unrealized depreciation	(1,314,879)
Net unrealized appreciation (depreciation)	$(1,099,870)
Tax Cost	$44,876,389

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(33,363)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,099,870)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(30,859)
Long-term	(2,504)
Total capital loss carryforward	$(33,363)

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$993,997	$ 1,100,845

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $13,205,842 and $10,063,419, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

PGIM, Inc. has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, PGIM, Inc. has not been allocated any portion of the Fund's assets. PGIM, Inc. in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$279	$279

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Income Multi-Manager	$6,254.01
Class L	14.01
Class N	14.01
	$6,282

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FIMM, an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $140 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2019. During the period, this waiver reduced the Fund's management fee by $136,539.

The investment adviser has also contractually agreed to reimburse Core Income Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2019. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees, the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Income Multi-Manager	.20%	$56,165
Class F	.20%	3,767
Class L	.20%	148
Class N	.45%	147

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $70.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net investment income
Core Income Multi-Manager	$920,146	$911,296
Class F	56,126	64,687
Class L	2,425	2,440
Class N	2,126	2,156
Total	$980,823	$980,579
From net realized gain
Core Income Multi-Manager	$12,112	$111,748
Class F	995	7,918
Class L	34	301
Class N	33	299
Total	$13,174	$120,266

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Core Income Multi-Manager
Shares sold	1,128,988	478,896	$11,200,787	$4,765,891
Reinvestment of distributions	93,918	103,109	931,603	1,023,039
Shares redeemed	(764,499)	(847,678)	(7,534,353)	(8,410,141)
Net increase (decrease)	458,407	(265,673)	$4,598,037	$(2,621,211)
Class F
Shares sold	222,194	110,036	$2,209,667	$1,093,294
Reinvestment of distributions	5,729	7,318	56,968	72,605
Shares redeemed	(526,149)	(124,215)	(5,245,377)	(1,233,606)
Net increase (decrease)	(298,226)	(6,861)	$(2,978,742)	$(67,707)
Class L
Reinvestment of distributions	248	276	2,459	2,741
Net increase (decrease)	248	276	$2,459	$2,741
Class N
Reinvestment of distributions	218	248	2,159	2,455
Net increase (decrease)	218	248	$2,159	$2,455

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 73% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Multi-Manager Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Core Income Multi-Manager Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Proffessionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Core Income Multi-Manager	.23%
Actual		$1,000.00	$981.10	$1.13
Hypothetical-C		$1,000.00	$1,023.65	$1.15
Class L	.23%
Actual		$1,000.00	$981.10	$1.13
Hypothetical-C		$1,000.00	$1,023.65	$1.15
Class N	.48%
Actual		$1,000.00	$979.90	$2.36
Hypothetical-C		$1,000.00	$1,022.41	$2.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Income Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers Core Income Multi-Manager Fund
Core Income Multi-Manager	4/12/18	4/11/18	$0.006
Class L	4/12/18	4/11/18	$0.006
Class N	4/12/18	4/11/18	$0.006

A total of 22.62% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Multi-Manager Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with FIAM LLC and PGIM, Inc. (PGIM) (formerly Prudential Investment Management, Inc.) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2017 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board also approved an amended sub-advisory agreement with PGIM on behalf of the fund to reflect the change in the sub-adviser's name from Prudential Investment Management, Inc. to PGIM, noting that no other contract terms were impacted and that PGIM will continue to provide the same services to the fund. In reaching its determination to renew the fund's Advisory Contracts and approve the amended sub-advisory agreement with PGIM, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the amended sub-advisory agreement with PGIM, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreement with PGIM is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amended agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the amended sub-advisory agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2016, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Core Income Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one- and three-year periods ended December 31, 2016. The Board also noted that Class F had out-performed 66% and 72% of its peers for the one- and three-year periods, respectively, ended December 31, 2016. The Board also noted that the investment performance of Class F was higher than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2018 and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.65% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.20%, 0.20%, and 0.45%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.20% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Core Income Multi-Manager Fund

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2016.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2016. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the StrategicAdvisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2018 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the amended sub-advisory agreement with PGIM should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal or approval of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

ACF-L-ACF-N-ANN-0418
1.9585972.104

Strategic Advisers® Emerging Markets Fund Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Emerging Markets Fund	30.23%	4.73%	3.91%

 A From September 30, 2010

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund on September 30, 2010, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$13,295	Strategic Advisers® Emerging Markets Fund
$13,571	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  Stocks entered 2018 reinforced by accelerating corporate earnings, synchronous global economic growth and optimism around U.S. tax reform. Volatility spiked in February, though, amid fear that interest rates could rise faster than expected. Nevertheless, the MSCI World ex USA Index gained 19.12% for the 12 months ending February 28, 2018, aided partly by a generally weak U.S. dollar. Within the index, growth- led value-oriented stocks, and small-caps bested large-caps. Certain election results in continental Europe (+24%) suggested ebbing political risk there, whereas bumpy Brexit negotiations and sterling strength hindered the U.K. (+15%). Central-bank accommodation helped Japan (+22%) overcome recent yen strength and outperform the rest of the Asia-Pacific group (+15%). Meanwhile, commodity-price volatility weighed on Canada (+7%). Sector-wise, information technology (+36%) was lifted by software, semiconductor and internet-related names. Financials (+21%) rode rising interest rates that, at the same time, hurt real estate (+14%) and three other “bond proxy” sectors: consumer staples (+12%), utilities (+12%) and telecom services (+8%). Demand from China aided materials (+24%) and industrials (+24%). Energy (+14%) and health care (+10%) rallied from early-period difficulty. Elsewhere, the MSCI Emerging Markets Index rose 30.97% for the year, notably supported by China plus Brazil, Russia and India.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund gained 30.23%, modestly trailing the 30.97% return of the benchmark MSCI Emerging Markets Index. The positioning of underlying managers vis-à-vis information technology stocks and China had a major impact on their relative performance this period. We saw this with the Fund’s biggest relative detractor, sub-adviser M&G Investments, as this manager's performance was mostly hampered by picks in technology, primarily in China. Lazard Emerging Markets Equity Fund also detracted. This manager's performance was hurt by factors similar to M&G, and its value-driven investment strategy was out of favor. On the plus side, sub-adviser FIAM℠ was the top relative contributor, as its GARP (growth at a reasonable price) strategy outperformed the MSCI EM index by a sizable margin. Growth-oriented Fidelity® Emerging Markets Fund also handily outpaced the index and was another leading contributor. Both managers benefited from stock picks in consumer discretionary and financials, and from a country perspective, were aided by results in China and South Africa. As for portfolio changes, early in the period, we transitioned the assets from T. Rowe Price Emerging Markets Stock Fund to initiate a sub-advisory relationship with the firm, running the same strategy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2018

(excluding cash equivalents)	% of fund's net assets
Causeway Emerging Markets Fund - Investor Class	8.4
Fidelity Emerging Markets Fund	7.9
iShares MSCI China ETF	5.7
Samsung Electronics Co. Ltd.	2.7
Oppenheimer Developing Markets Fund Class I	2.6
SPDR S&P China ETF	2.5
Lazard Emerging Markets Equity Portfolio Institutional Class	2.4
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	2.3
Tencent Holdings Ltd.	2.2
iShares MSCI South Korea Index ETF	2.2
38.9

Top Five Market Sectors as of February 28, 2018

(stocks only)	% of fund's net assets
Information Technology	15.1
Financials	14.6
Consumer Discretionary	5.3
Consumer Staples	4.0
Energy	3.5

Geographic Diversification (% of fund's net assets)

As of February 28, 2018
United States of America*	48.3%
Cayman Islands	7.8%
Korea (South)	6.8%
China	4.8%
Taiwan	4.8%
Brazil	4.7%
India	4.7%
South Africa	4.2%
Russia	1.6%
Other	12.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Asset Allocation (% of fund's net assets)

As of February 28, 2018
Common Stocks	50.2%
Preferred Stocks	1.7%
Diversifed Emerging Markets Funds	36.1%
Foreign Large Value Funds	0.9%
Other	8.2%
Short-Term Investments and Net Other Assets (Liabilities)	2.9%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 50.2%
	Shares	Value
CONSUMER DISCRETIONARY - 5.3%
Auto Components - 0.3%
Fuyao Glass Industries Group Co. Ltd.	1,542,050	$6,356,293
MAHLE Metal Leve SA	11,100	79,313
Motherson Sumi Systems Ltd.	1,090,875	5,482,522
Sharda Motor Industries Ltd.	583	19,770
Tianneng Power International Ltd.	1,636,000	1,616,773
Yoo Sung Enterprise	12,785	41,466
		13,596,137
Automobiles - 1.3%
Bajaj Auto Ltd.	123,922	5,708,882
Brilliance China Automotive Holdings Ltd.	1,004,000	2,667,809
Chongqing Changan Automobile Co. Ltd.:
(B Shares)	1,839,007	2,032,719
Class A	858,563	1,622,290
Geely Automobile Holdings Ltd.	5,035,000	16,155,136
Hero Motocorp Ltd.	165,906	9,114,858
Hyundai Motor Co.	53,583	7,961,613
Kia Motors Corp.	213,768	6,774,679
Maruti Suzuki India Ltd.	27,024	3,650,080
PT Astra International Tbk	6,698,400	3,917,918
Tofas Turk Otomobil Fabrikasi A/S	876,580	7,005,261
		66,611,245
Distributors - 0.1%
Dogus Otomotiv Servis ve Ticaret A/S (a)	76,527	171,313
Imperial Holdings Ltd.	262,235	5,495,081
		5,666,394
Diversified Consumer Services - 0.4%
Estacio Participacoes SA	859,500	8,973,806
Kroton Educacional SA	50,500	241,076
New Oriental Education & Technology Group, Inc. sponsored ADR	87,530	7,999,367
TAL Education Group ADR	58,146	2,195,593
Visang Education, Inc.	9,614	119,100
		19,528,942
Hotels, Restaurants & Leisure - 0.2%
Bloomberry Resorts Corp. (a)	1,473,700	406,607
Genting Bhd	334,300	752,643
Sands China Ltd.	1,912,722	10,669,892
		11,829,142
Household Durables - 1.2%
Coway Co. Ltd.	60,713	4,823,375
Cyrela Brazil Realty SA	849,440	4,013,185
Gree Electric Appliances, Inc. of Zhuhai Class A	129,700	1,052,695
Haier Electronics Group Co. Ltd.	4,277,454	14,571,003
Hangzhou Robam Appliances Co. Ltd. Class A	43,510	278,417
IFB Industries Ltd. (a)	5,833	127,707
Kang Yong Electric PCL NVDR	5,000	67,377
LG Electronics, Inc.	116,025	10,650,194
Midea Group Co. Ltd. Class A	2,131,026	18,408,729
MRV Engenharia e Participacoes SA	880,835	4,118,105
Vestel Elektonik Sanayi ve Ticaret A/S (a)	269,289	768,588
		58,879,375
Internet & Direct Marketing Retail - 0.4%
Ctrip.com International Ltd. ADR (a)	213,238	9,804,683
JD.com, Inc. sponsored ADR (a)	224,870	10,602,621
		20,407,304
Leisure Products - 0.0%
Advanced International Multitech Co. Ltd.	28,000	29,451
Media - 0.6%
Hyundai HCN	154,083	646,148
Naspers Ltd. Class N	112,063	30,419,712
Smiles Fidelidade SA	20,700	537,311
YeaRimDang Publishing Co. Ltd. (a)	7,300	60,925
		31,664,096
Multiline Retail - 0.3%
Lojas Renner SA	1,000,990	10,642,205
Magazine Luiza SA	81,600	2,288,238
PT Matahari Department Store Tbk	471,600	363,285
S.A.C.I. Falabella	343,047	3,471,872
		16,765,600
Specialty Retail - 0.4%
Beauty Community PCL unit	559,900	376,510
Cia. Hering SA	69,000	488,774
Foschini Ltd.	109,316	1,968,700
Lewis Group Ltd.	11,913	40,081
Mr Price Group Ltd.	132,552	3,159,878
Padini Holdings Bhd	297,300	373,452
PC Jeweller Ltd.	354,076	1,794,693
Petrobras Distribuidora SA (a)	654,200	4,450,792
SSI Group, Inc. (a)	417,000	24,847
Zhongsheng Group Holdings Ltd. Class H	2,213,500	5,579,235
		18,256,962
Textiles, Apparel & Luxury Goods - 0.1%
Arezzo Industria e Comercio SA	59,600	1,029,770
CECEP COSTIN New Materials Group Ltd. (a)(b)	741,000	28,406
Grendene SA	48,500	424,369
Guararapes Confeccoes SA	6,100	295,898
LG Fashion Corp.	4,659	125,126
Li Ning Co. Ltd. (a)	5,063,500	4,625,516
LPP SA	63	165,925
Vulcabras Azaleia SA (a)	26,300	85,293
Weiqiao Textile Co. Ltd. (H Shares)	426,500	228,223
		7,008,526

TOTAL CONSUMER DISCRETIONARY		270,243,174

CONSUMER STAPLES - 4.0%
Beverages - 0.7%
Ambev SA	1,381,722	9,362,125
Anheuser-Busch InBev SA NV	15,692	1,665,835
Compania Cervecerias Unidas SA sponsored ADR	3,159	88,010
Embotelladora Andina SA sponsored ADR	2,868	83,172
Fomento Economico Mexicano S.A.B. de CV:
unit	240,800	2,229,335
sponsored ADR	137,969	12,734,539
Kweichow Moutai Co. Ltd. (A Shares)	59,778	6,805,905
Pepsi-Cola Products Philippines, Inc.	677,100	39,520
		33,008,441
Food & Staples Retailing - 1.3%
BGF Retail Co. Ltd. (a)	11,084	1,766,991
Bidcorp Ltd.	80,761	1,843,177
Bim Birlesik Magazalar A/S JSC	432,994	8,565,342
C.P. ALL PCL (For. Reg.)	5,326,900	14,233,117
Camil Alimentos SA	57,400	142,311
Clicks Group Ltd.	150,363	2,140,719
Drogasil SA	463,334	11,093,531
Grupo Comercial Chedraui S.A.B. de CV	11,504	23,978
Magnit OJSC GDR (Reg. S)	100,421	2,069,759
O'Key Group SA GDR (Reg. S)	545,018	1,305,574
President Chain Store Corp.	380,000	3,771,361
Shoprite Holdings Ltd.	398,455	8,728,947
Wal-Mart de Mexico SA de CV Series V	4,218,000	9,845,390
X5 Retail Group NV GDR (Reg. S) (a)	55,582	1,976,411
		67,506,608
Food Products - 1.4%
Astral Foods Ltd.	15,448	371,515
Avanti Feeds Ltd.	1,673	60,668
Brasil Foods SA (a)	149,100	1,373,948
China Mengniu Dairy Co. Ltd.	5,707,496	18,773,970
Gruma S.A.B. de CV Series B	921,579	10,667,459
Industrias Bachoco SA de CV Series B	36,288	176,448
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	1,145,700	5,857,133
JBS SA	1,033,800	3,155,304
M. Dias Branco SA	475,800	8,767,475
Orion Corp./Republic of Korea	55,503	5,491,979
SLC Agricola SA	19,500	208,519
Thai Vegetable Oil PCL NVDR unit	97,000	97,102
Tiger Brands Ltd.	281,336	10,152,006
Unified-President Enterprises Corp.	1,401,000	3,263,225
Universal Robina Corp.	1,137,680	3,263,186
Venky's India Ltd. (a)	4,883	290,182
		71,970,119
Personal Products - 0.3%
AMOREPACIFIC Group, Inc.	15,871	1,838,022
China King-highway Holdings Ltd. (a)	165,627	127,467
Hengan International Group Co. Ltd.	563,000	5,488,783
LG Household & Health Care Ltd.	10,097	10,187,787
		17,642,059
Tobacco - 0.3%
ITC Ltd.	3,189,245	12,897,266
PT Gudang Garam Tbk	82,700	479,766
		13,377,032

TOTAL CONSUMER STAPLES		203,504,259

ENERGY - 3.4%
Energy Equipment & Services - 0.1%
China Oilfield Services Ltd. (H Shares)	2,116,000	2,175,529
Ezion Holdings Ltd. (a)(b)	8,366,690	1,244,188
Ezion Holdings Ltd. warrants 4/24/20 (a)(b)	1,376,848	31,180
Petrofac Ltd.	274,881	1,683,239
Tenaris SA sponsored ADR	58,400	2,014,216
		7,148,352
Oil, Gas & Consumable Fuels - 3.3%
Bangchak Petroleum PCL:
(For. Reg.)	520,100	668,244
NVDR	570,600	733,170
Banpu PCL NVDR unit	1,074,400	799,990
Bharat Petroleum Corp. Ltd.	2,046,082	13,441,393
Chennai Petroleum Corp. Ltd. (a)	13,729	76,057
China Petroleum & Chemical Corp. (H Shares)	8,734,000	6,931,921
China Shenhua Energy Co. Ltd. (H Shares)	15,000	42,455
CNOOC Ltd.	9,634,000	13,749,111
Cosan Ltd. Class A	576,865	6,472,425
Ecopetrol SA ADR (c)	70,789	1,239,515
Esso Thailand PCL unit (a)	140,900	79,609
Exxaro Resources Ltd.	25,271	280,733
Formosa Petrochemical Corp.	137,000	537,213
Grupa Lotos SA	11,091	182,036
Hindustan Petroleum Corp. Ltd.	1,290,904	7,492,714
Indian Oil Corp. Ltd.	1,014,181	5,868,940
IRPC PCL NVDR	14,815,200	3,837,884
Kosmos Energy Ltd. (a)	545,307	2,939,205
Lukoil PJSC	33,827	2,247,273
Lukoil PJSC sponsored ADR	175,061	11,600,101
Oil & Natural Gas Corp. Ltd.	1,079,182	3,079,271
Ophir Energy PLC (a)	1,680,429	1,210,789
PetroChina Co. Ltd. (H Shares)	490,000	339,853
Petroleo Brasileiro SA - Petrobras (ON) (a)	905,000	6,452,539
Petron Malaysia Refining & Marketing BHD	25,100	69,333
Petronet LNG Ltd.	966,998	3,637,559
Polish Oil & Gas Co. SA	698,567	1,236,763
Polski Koncern Naftowy Orlen SA	283,078	7,982,322
PT Adaro Energy Tbk	25,186,000	4,281,990
PT Harum Energy Tbk (a)	1,111,200	273,675
PT Indo Tambangraya Megah Tbk	395,800	884,790
PT Tambang Batubara Bukit Asam Tbk	2,159,400	496,159
PT United Tractors Tbk	2,498,300	6,434,460
PTT Exploration and Production PCL NVDR	737,400	2,685,891
PTT PCL NVDR	422,000	7,570,270
QGEP Participacoes SA	7,900	22,749
Reliance Industries Ltd.	962,850	14,009,213
Shell Refining Co. (F.O.M.) Bhd	51,400	170,683
SK Energy Co. Ltd.	37,352	7,018,631
Star Petroleum Refining PCL	5,904,600	3,314,203
Star Petroleum Refining PCL unit	2,932,400	1,645,932
Susco Public Co. Ltd. unit	267,500	32,084
Tatneft PAO sponsored ADR	1,578	98,735
Thai Oil PCL NVDR	732,400	2,394,528
Tullow Oil PLC (a)	1,348,390	3,336,370
Tupras Turkiye Petrol Rafinerileri A/S	219,751	6,757,567
		164,656,348

TOTAL ENERGY		171,804,700

FINANCIALS - 13.3%
Banks - 9.2%
Agricultural Bank of China Ltd. (H Shares)	17,245,000	9,475,281
Akbank T.A.S.	361,132	1,009,821
Alpha Bank AE (a)	1,726,848	4,099,987
Axis Bank Ltd.	1,320,765	10,650,193
Axis Bank Ltd. GDR (Reg. S)	113,084	4,507,535
Banco ABC Brasil SA (a)	22,144	129,581
Banco do Brasil SA	302,900	3,899,480
Banco Santander Chile sponsored ADR	156,700	5,116,255
Banco Santander Mexico SA sponsored ADR	153,307	1,083,880
Bangkok Bank PCL NVDR	118,800	795,056
Bank of China Ltd. (H Shares)	44,155,000	23,745,309
Bank Polska Kasa Opieki SA	197,288	7,634,110
Barclays Africa Group Ltd.	1,010,228	16,807,006
BDO Unibank, Inc.	565,940	1,686,229
Bumiputra-Commerce Holdings Bhd	1,352,600	2,474,096
Capitec Bank Holdings Ltd.	27,450	1,926,182
China Construction Bank Corp. (H Shares)	45,243,000	46,388,250
Chinatrust Financial Holding Co. Ltd.	12,482,058	8,975,509
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	34,000	27,381
Credicorp Ltd. (United States)	39,660	8,584,407
E.SUN Financial Holdings Co. Ltd.	2,988,982	1,958,647
Emirates NBD Bank PJSC (a)	5,000	12,048
Grupo Aval Acciones y Valores SA ADR	182,700	1,567,566
Grupo Financiero Banorte S.A.B. de CV Series O	3,043,545	18,270,328
Hana Financial Group, Inc.	317,000	14,335,282
HDFC Bank Ltd.	253,455	7,374,817
ICICI Bank Ltd.	735,995	3,481,761
ICICI Bank Ltd. sponsored ADR	1,370,072	13,015,684
Industrial & Commercial Bank of China Ltd. (H Shares)	37,485,000	31,957,478
Kasikornbank PCL (For. Reg.)	694,700	5,105,675
KB Financial Group, Inc.	187,698	11,054,760
Kiatnakin Bank PCL unit	224,000	554,566
Krung Thai Bank PCL:
(For. Reg.)	985,300	634,405
NVDR	6,107,300	3,932,308
Malayan Banking Bhd	1,316,900	3,511,451
National Bank of Abu Dhabi PJSC	4,203,774	13,219,415
OTP Bank PLC	422,230	18,873,695
PT Bank Bukopin Tbk	179,200	8,175
PT Bank Central Asia Tbk	3,851,600	6,482,092
PT Bank Mandiri (Persero) Tbk	6,526,400	3,925,904
PT Bank Negara Indonesia (Persero) Tbk	8,141,200	5,749,073
PT Bank Rakyat Indonesia Tbk	35,826,000	9,771,168
PT Bank Tabungan Negara Tbk	5,433,500	1,468,766
Public Bank Bhd	899,700	5,272,582
Qatar Islamic Bank (a)	8,478	223,557
Qatar National Bank SAQ	4,462	146,446
Sberbank of Russia	3,346,750	16,021,761
Sberbank of Russia:
sponsored ADR	1,844,075	37,342,679
sponsored ADR (United Kingdom)	464,796	9,416,767
Shinhan Financial Group Co. Ltd.	298,161	12,934,422
South Indian Bank Ltd. (a)	160,904	65,223
Standard Bank Group Ltd.	597,291	10,953,359
Standard Chartered PLC (Hong Kong)	592,150	6,700,737
State Bank of India	568,056	2,320,961
Thanachart Capital PCL:
(For. Reg.)	797,900	1,412,416
NVDR	727,900	1,288,505
The Shanghai Commercial & Savings Bank Ltd.	52,564	60,748
TISCO Financial Group PCL NVDR	258,400	725,422
Turkiye Garanti Bankasi A/S	1,851,931	5,714,363
Turkiye Halk Bankasi A/S	1,272,150	3,222,624
Turkiye Is Bankasi A/S Series C	2,259,512	4,517,241
Turkiye Vakiflar Bankasi TAO	3,093,772	5,981,645
Union National Bank (a)	84,437	88,738
Woori Bank	190,705	2,905,060
Yes Bank Ltd.	874,005	4,279,162
		466,875,030
Capital Markets - 0.0%
Yuanta Financial Holding Co. Ltd.	692,000	305,384
Consumer Finance - 0.2%
Kruk SA	24,296	1,504,792
Magma Fincorp Ltd.	47,053	114,752
Shriram Transport Finance Co. Ltd.	438,681	8,895,764
		10,515,308
Diversified Financial Services - 0.8%
Alexander Forbes Group Holdings Ltd.	157,668	90,738
Far East Horizon Ltd.	6,467,000	6,496,926
First Pacific Co. Ltd.	5,366,000	3,330,003
FirstRand Ltd.	3,355,618	20,831,470
Fubon Financial Holding Co. Ltd.	2,230,000	3,904,585
Fubon Financial Holding Co. Ltd. rights 3/5/18 (a)(b)	102,919	0
GT Capital Holdings, Inc.	77,490	1,992,198
Haci Omer Sabanci Holding A/S	1,672,343	4,724,704
RMB Holdings Ltd.	47,594	349,269
		41,719,893
Insurance - 2.6%
AIA Group Ltd.	2,025,400	16,807,970
BB Seguridade Participacoes SA	1,154,766	10,349,469
Cathay Financial Holding Co. Ltd.	2,547,000	4,637,422
China Life Insurance Co. Ltd. (H Shares)	2,738,000	8,042,529
China Pacific Insurance (Group) Co. Ltd. (H Shares)	827,400	4,024,987
Discovery Ltd.	391,520	5,919,019
FPC Par Corretora de Seguros	53,400	203,114
Hyundai Fire & Marine Insurance Co. Ltd.	96,753	3,677,085
Liberty Holdings Ltd.	576,642	6,465,897
MMI Holdings Ltd.	1,835,969	3,362,717
PICC Property & Casualty Co. Ltd. (H Shares)	2,968,000	5,821,365
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	1,348,000	14,198,896
Porto Seguro SA	276,048	3,893,017
Powszechny Zaklad Ubezpieczen SA	883,792	11,032,876
Qualitas Controladora S.A.B. de CV	46,659	122,720
Samsung Fire & Marine Insurance Co. Ltd.	24,144	6,433,911
Sanlam Ltd.	3,040,679	23,187,870
Shin Kong Financial Holding Co. Ltd.	729,000	295,040
		128,475,904
Thrifts & Mortgage Finance - 0.5%
Housing Development Finance Corp. Ltd.	660,316	18,213,241
LIC Housing Finance Ltd.	859,722	6,645,189
		24,858,430

TOTAL FINANCIALS		672,749,949

HEALTH CARE - 0.6%
Biotechnology - 0.1%
Medy-Tox, Inc.	6,018	3,332,558
Wuxi Biologics (Cayman), Inc.	54,000	372,633
		3,705,191
Health Care Equipment & Supplies - 0.0%
Hartalega Holdings Bhd	123,100	365,867
Top Glove Corp. Bhd	42,400	104,266
		470,133
Health Care Providers & Services - 0.1%
Odontoprev SA	175,700	828,472
Qualicorp SA	424,300	3,757,007
Selcuk Ecza Deposu Tic A/S	122,624	120,963
		4,706,442
Pharmaceuticals - 0.4%
Aspen Pharmacare Holdings Ltd.	141,755	3,226,516
CSPC Pharmaceutical Group Ltd.	4,304,000	9,822,656
PT Kalbe Farma Tbk	35,808,056	4,133,873
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	1,195,000	4,408,834
		21,591,879

TOTAL HEALTH CARE		30,473,645

INDUSTRIALS - 2.5%
Airlines - 0.4%
Air Arabia PJSC (a)	446,575	159,278
AirAsia X Bhd (a)	630,800	68,295
Avianca Holdings SA sponsored ADR (c)	104,040	972,774
Azul SA sponsored ADR	137,900	4,244,562
Cebu Air, Inc.	267,110	510,204
Copa Holdings SA Class A	20,330	2,764,270
Pegasus Hava Tasimaciligi A/S (a)	45,356	423,076
Thai Airways International PCL NVDR (a)	404,100	193,920
Turk Hava Yollari AO (a)	1,949,931	9,781,714
		19,118,093
Building Products - 0.1%
China Liansu Group Holdings Ltd.	8,503,000	5,575,773
Trakya Cam Sanayii A/S	353,267	450,702
		6,026,475
Construction & Engineering - 0.2%
Gamuda Bhd	2,590,300	3,276,346
Kimlun Corp. Bhd	66,500	36,402
Larsen & Toubro Ltd.	143,498	2,883,554
Murray & Roberts Holdings Ltd.	94,286	88,506
Orascom Construction Ltd. (a)	14,699	124,018
Sunway Construction Group Bhd	303,100	184,228
Syntec Construction PCL NVDR	773,100	130,183
Tekfen Holding A/S	490,553	2,344,692
Wilson Bayly Holmes-Ovcon Ltd.	8,466	123,346
		9,191,275
Electrical Equipment - 0.2%
BizLink Holding, Inc.	652,463	5,720,651
DONGYANG E&P, Inc.	21,665	233,020
Harbin Electric Machinery Co. Ltd.(H Shares)	672,000	271,338
LS Cable Ltd.	9,264	649,070
TECO Electric & Machinery Co. Ltd.	3,920,000	3,498,690
Walsin Lihwa Corp.	343,000	194,663
		10,567,432
Industrial Conglomerates - 0.4%
Alfa SA de CV Series A	5,165,269	6,135,087
AntarChile SA Class A	2,925	58,429
CJ Corp.	6,147	942,329
Dogan Sirketler Grubu Holding A/S (a)	527,214	110,949
Hanwha Corp.	25,480	1,038,471
Hong Leong Industries Bhd	11,800	33,761
Koc Holding A/S	226,251	1,070,697
LG Corp.	7,499	596,550
Mannai Corp. (a)	8,644	140,783
Quinenco SA	7,573	25,458
San Miguel Corp.	213,760	577,939
Sembcorp Industries Ltd.	1,460,300	3,492,529
SK C&C Co. Ltd.	1,450	379,938
SM Investments Corp.	295,500	5,303,069
Turk Sise ve Cam Fabrikalari A/S	132,920	167,133
		20,073,122
Machinery - 0.1%
China Yuchai International Ltd.	26,766	599,826
Lonking Holdings Ltd.	1,068,000	442,326
Sinotruk Hong Kong Ltd.	775,000	983,037
Weichai Power Co. Ltd. (H Shares)	1,761,000	1,963,157
		3,988,346
Marine - 0.0%
MISC Bhd	168,300	293,677
Road & Rail - 0.2%
Companhia de Locacao das Americas	10,200	91,731
Globaltrans Investment PLC GDR (Reg. S)	71,086	781,805
Localiza Rent A Car SA	928,900	7,421,130
		8,294,666
Trading Companies & Distributors - 0.1%
Barloworld Ltd.	376,496	5,628,688
Transportation Infrastructure - 0.8%
Adani Ports & Special Economic Zone Ltd.	920,779	5,714,786
Airports of Thailand PCL (For. Reg.)	1,713,900	3,842,107
CCR SA	924,153	3,614,753
DP World Ltd.	418,146	10,223,670
Ecorodovias Infraestrutura e Logistica SA	318,400	985,531
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR	4,943	876,295
Malaysia Airports Holdings Bhd	251,100	553,253
Shanghai International Airport Co. Ltd. (A Shares)	1,594,174	12,290,032
Shenzhen Expressway Co. (H Shares)	3,964,000	3,986,484
		42,086,911

TOTAL INDUSTRIALS		125,268,685

INFORMATION TECHNOLOGY - 15.0%
Communications Equipment - 0.1%
BYD Electronic International Co. Ltd.	325,500	799,626
ZTE Corp. (H Shares) (a)	1,905,200	6,635,260
		7,434,886
Electronic Equipment & Components - 1.7%
AAC Technology Holdings, Inc.	298,500	5,825,934
AU Optronics Corp.	995,000	435,841
Cheng Uei Precision Industries Co. Ltd.	134,000	188,415
China Railway Signal & Communications Corp.	804,000	628,953
Coretronic Corp.	87,400	132,765
Delta Electronics, Inc.	1,349,683	6,268,256
Enel Chile SA sponsored ADR	176,677	1,081,263
General Interface Solution Holding Ltd.	8,000	46,574
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	378,490	2,526,832
HannStar Display Corp.	142,000	47,936
Hollysys Automation Technologies Ltd.	272,184	7,188,379
Hon Hai Precision Industry Co. Ltd. (Foxconn)	5,503,533	16,133,089
Hon Hai Precision Industry Co. Ltd. (Foxconn) GDR (Reg. S)	174,741	1,028,184
Inari Amertron Bhd	131,500	113,033
Innolux Corp.	4,751,039	2,056,423
INTOPS Co. Ltd.	42,282	425,500
Kingboard Chemical Holdings Ltd.	781,500	3,927,510
Largan Precision Co. Ltd.	145,000	17,830,339
LG Display Co. Ltd.	256,540	7,045,565
Lotes Co. Ltd.	8,000	53,537
Pinnacle Technology Holdings Ltd.	11,198	17,190
Sunny Optical Technology Group Co. Ltd.	741,400	12,126,327
Synnex Technology International Corp.	125,000	162,599
		85,290,444
Internet Software & Services - 5.5%
58.com, Inc. ADR (a)	124,530	9,385,826
Alibaba Group Holding Ltd. sponsored ADR (a)	309,700	57,647,558
Autohome, Inc. ADR Class A	68,832	5,383,351
Baidu.com, Inc. sponsored ADR (a)	90,162	22,751,479
Danawa Co. Ltd.	7,604	97,553
Mail.Ru Group Ltd. GDR (Reg. S) (a)	420,389	15,066,812
MercadoLibre, Inc.	11,600	4,500,452
Mix Telematics Ltd. sponsored ADR	6,812	90,600
Momo, Inc. ADR (a)	134,668	4,450,777
NAVER Corp.	10,250	7,576,715
NetEase, Inc. ADR	29,958	8,788,179
Pacific Online Ltd.	164,000	24,796
Phoenix New Media Ltd. ADR (a)	39,757	205,941
Tencent Holdings Ltd.	2,061,364	112,774,176
Weibo Corp. sponsored ADR (a)(c)	56,372	7,244,929
Yandex NV Series A (a)	383,472	15,756,864
Yirendai Ltd. sponsored ADR	10,725	406,156
YY, Inc. ADR (a)	59,329	7,673,020
		279,825,184
IT Services - 0.7%
Advanced Information Technology PCL NVDR	91,100	84,930
CSU Cardsystem SA	20,600	77,657
HCL Technologies Ltd.	707,525	10,120,587
Hexaware Technologies Ltd.	599,191	3,158,588
Infosys Ltd.	273,281	4,875,387
Infosys Ltd. sponsored ADR	453,120	8,002,099
Luxoft Holding, Inc. (a)	85,819	3,703,090
MindTree Consulting Ltd.	108,658	1,354,191
Mphasis BFL Ltd.	103,241	1,353,266
Vakrangee Ltd.	539,630	1,330,819
Wipro Ltd.	34,276	153,123
WNS Holdings Ltd. sponsored ADR (a)	21,639	973,755
		35,187,492
Semiconductors & Semiconductor Equipment - 3.3%
Ardentec Corp.	127,000	150,314
Chipbond Technology Corp.	91,000	207,875
D&O Green Technologies Bhd	177,900	29,122
Daqo New Energy Corp. ADR (a)	2,669	131,155
Darwin Precisions Corp.	285,000	284,090
Dongbu HiTek Co. Ltd. (a)	42,986	602,440
e-LITECOM Co. Ltd.	739	4,691
eMemory Technology, Inc.	252,000	3,341,494
EPISTAR Corp. (a)	1,099,000	1,898,761
Flat Glass Group Co. Ltd.	180,000	58,065
Greatek Electronics, Inc.	164,000	312,988
Holtek Semiconductor, Inc.	45,000	121,851
Lite-On Semiconductor Corp.	149,000	198,704
Macronix International Co. Ltd. (a)	147,000	213,254
Malaysian Pacific Industries BHD	39,100	91,066
MediaTek, Inc.	202,000	2,018,367
Novatek Microelectronics Corp.	34,000	145,656
Phison Electronics Corp.	361,000	3,470,037
Radiant Opto-Electronics Corp.	382,000	1,054,605
Seoul Semiconductor Co. Ltd.	36,501	798,089
Silicon Works Co. Ltd.	1,757	70,521
SK Hynix, Inc.	436,089	30,697,208
Taiwan Semiconductor Co. Ltd.	135,000	322,241
Taiwan Semiconductor Manufacturing Co. Ltd.	12,715,000	105,035,179
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	66,332	2,875,492
Tera Semicon Co. Ltd.	11,699	280,101
Toptec Co. Ltd.	7,771	208,915
Unisem (M) Bhd	561,700	386,820
United Microelectronics Corp.	13,269,000	6,329,128
United Microelectronics Corp. sponsored ADR (c)	353,437	851,783
Xinyi Solar Holdings Ltd.	9,902,000	4,071,773
		166,261,785
Software - 0.2%
CD Projekt RED SA	166,290	5,198,232
NCSOFT Corp.	887	305,948
NIIT Technologies Ltd. (a)	21,245	270,268
Nucleus Software Exports Ltd. (a)	34,593	241,896
Oracle Finance Services Software Ltd.	4,174	250,278
Totvs SA	412,584	3,880,722
		10,147,344
Technology Hardware, Storage & Peripherals - 3.5%
ASUSTeK Computer, Inc.	139,000	1,306,278
Casetek Holdings	1,168,568	3,776,396
Catcher Technology Co. Ltd.	1,654,000	19,523,713
Chicony Electronics Co. Ltd.	2,547,178	6,192,385
Compal Electronics, Inc.	1,005,000	678,877
Giga-Byte Technology Co. Ltd.	67,000	155,724
Lenovo Group Ltd.	8,240,000	4,276,055
Pegatron Corp.	1,985,000	4,964,821
Samsung Electronics Co. Ltd.	62,686	135,967,378
Sunrex Technology Corp.	144,648	79,665
TPV Technology Ltd.	398,000	55,730
Wistron Corp.	432,935	354,633
		177,331,655

TOTAL INFORMATION TECHNOLOGY		761,478,790

MATERIALS - 3.0%
Chemicals - 0.7%
Barito Pacific Tbk PT (a)	3,972,500	756,251
China Sanjiang Fine Chemicals Ltd.	424,000	172,626
DCM Shriram Ltd.	13,714	118,513
Gujarat Alkalies and Chemicals Ltd.	3,933	44,115
Gujarat Narmada Valley Fertilizers Co.	52,509	346,552
Hanwha Chemical Corp.	26,310	803,300
Kunsul Chemical Industrial Co. Ltd.	1,644	52,367
LG Chemical Ltd.	35,556	12,532,406
Lotte Chemical Corp.	16,978	7,128,878
Petronas Chemicals Group Bhd	561,500	1,156,661
Phillips Carbon Black Ltd.	1,634	29,702
PTT Global Chemical PCL NVDR	1,312,000	4,123,927
Rain Industries Ltd.	80,793	466,464
Sasol Ltd.	209,529	7,292,979
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	1,748,000	1,041,359
Taekwang Industrial Co. Ltd.	168	205,536
Thirumalai Chemicals Ltd. (a)	6,741	204,819
		36,476,455
Construction Materials - 0.4%
Anhui Conch Cement Co. Ltd. (H Shares)	866,500	4,603,747
Asia Cement (China) Holdings Corp.	204,000	77,368
Asia Cement Co. Ltd.	686	68,222
CEMEX S.A.B. de CV sponsored ADR	397,784	2,605,485
China Resources Cement Holdings Ltd.	3,422,000	2,620,685
Loma Negra Compania Industrial Argentina SA ADR (a)	48,894	1,064,422
Magnesita Refratarios SA	4,800	81,308
PT Semen Gresik (Persero) Tbk	5,740,900	4,637,523
Siam Cement PCL NVDR unit	229,800	3,578,951
		19,337,711
Containers & Packaging - 0.2%
AMVIG Holdings Ltd.	2,366,000	610,585
Anadolu Cam Sanayii A/S	560,600	474,847
Bio Pappel S.A.B. de CV (a)	24,738	23,910
Greatview Aseptic Pack Co. Ltd.	7,233,000	5,124,827
Nampak Ltd. (a)	1,121,975	1,500,595
Polyplex Thailand PCL unit	70,900	34,830
Uflex Ltd. (a)	20,145	113,763
		7,883,357
Metals & Mining - 1.4%
Alrosa Co. Ltd.	3,978,100	6,055,134
Anglo American Platinum Ltd.	33,710	1,037,171
Ann Joo Resources Bhd	74,700	71,121
CAP SA	86,012	1,226,017
Dongkuk Steel Mill Co. Ltd.	111,204	1,101,931
Eregli Demir ve Celik Fabrikalari T.A.S.	681,477	2,036,454
First Quantum Minerals Ltd.	302,374	4,927,245
Fresnillo PLC	153,084	2,557,668
Hindalco Industries Ltd.	396,609	1,476,382
Husteel Co. Ltd.	1,142	14,496
Iskenderun Demir ve Celik A/S	102,420	156,264
Jastrzebska Spolka Weglowa SA (a)	52,703	1,419,620
Jindal Saw Ltd. (a)	101,155	211,757
Jindal Stainless (Hisar) Ltd. (a)	57,324	161,438
KISCO Corp.	1,491	50,407
Kumba Iron Ore Ltd.	86,802	2,552,212
Lion Industries Corp. Bhd (a)	366,800	122,945
Merafe Resources Ltd.	384,804	52,619
Padaeng Industry PCL unit	205,300	178,573
Poongsan Corp.	29,517	1,166,789
POSCO	38,443	12,696,231
Press Metal Bhd	828,240	1,221,823
PT Petrosea Tbk (a)	99,700	17,940
Sarda Energy & Minerals Ltd. (a)	26,233	197,032
Sheng Yu Steel Co. Ltd.	114,000	109,266
Southern Copper Corp.	78,913	4,161,082
Tata Steel Ltd.	272,816	2,790,861
Ternium SA sponsored ADR	171,420	5,927,704
Vale SA sponsored ADR	1,385,188	19,018,631
		72,716,813
Paper & Forest Products - 0.3%
Mondi Ltd.	92,264	2,402,489
Nine Dragons Paper (Holdings) Ltd.	4,102,000	7,298,849
PT Indah Kiat Pulp & Paper Tbk	185,700	145,031
Sappi Ltd.	547,123	3,521,467
Suzano Papel e Celulose SA	80,600	539,915
West Coast Paper Mills Ltd.	63,671	271,278
		14,179,029

TOTAL MATERIALS		150,593,365

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Prologis Property Mexico SA	138,548	259,961
Torunlar Gayrimenkul Yatirim Ortakligi AS	275,463	218,834
		478,795
Real Estate Management & Development - 0.8%
Advancetek Enterprise Co. Ltd.	56,000	34,932
Agile Property Holdings Ltd.	2,946,000	5,023,842
Aldar Properties PJSC	1,030,200	605,852
Asian Property Development PCL NVDR	2,017,300	537,899
Ayala Land, Inc.	7,028,900	5,529,904
Barwa Real Estate Co. (a)	26,388	244,239
BR Malls Participacoes SA	501,566	1,842,891
Central China Real Estate Ltd. (a)	327,000	138,578
China Aoyuan Property Group Ltd.	141,000	112,461
China Overseas Grand Oceans Group Ltd.	477,000	236,670
China Overseas Land and Investment Ltd.	676,000	2,348,798
China SCE Property Holdings Ltd.	298,000	145,828
CIFI Holdings Group Co. Ltd.	696,000	541,193
Country Garden Holdings Co. Ltd.	5,122,000	9,096,542
Emaar Malls Group PJSC (a)	1,980,307	1,143,034
Emaar Misr for Development SAE (a)	1,133,514	266,369
Etalon Group PLC GDR (Reg. S)	1,199,942	3,540,703
Greenland Hong Kong Holdings Ltd.	149,000	71,999
Hopson Development Holdings Ltd.	38,000	35,988
K Wah International Holdings Ltd.	846,000	545,757
KSL Holdings Bhd (a)	105,100	27,149
Logan Property Holdings Co. Ltd.	124,000	164,991
Longfor Properties Co. Ltd.	162,500	466,596
Multiplan Empreendimentos Imobiliarios SA	85,900	1,857,211
Poly Property Group Co. Ltd. (a)	1,064,000	539,933
Powerlong Real Estate Holding Ltd.	438,000	218,360
PT Agung Podomoro Land Tbk	2,881,200	48,139
Quality Houses PCL NVDR	1,428,100	135,408
Road King Infrastructure Ltd.	373,000	675,126
Sansiri PCL NVDR	8,999,000	552,953
Sena Development Public Co. Ltd.	220,519	29,452
Shimao Property Holdings Ltd.	368,000	906,854
Shui On Land Ltd.	360,500	101,023
Sino-Ocean Group Holding Ltd.	664,000	467,784
Sunway Bhd	266,000	111,660
Supalai PCL NVDR	330,300	242,139
United Development Co. (a)	240,287	1,088,914
Univentures PCL unit	569,400	165,175
		39,842,346

TOTAL REAL ESTATE		40,321,141

TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.8%
China Communications Services Corp. Ltd. (H Shares)	1,380,000	815,800
China Telecom Corp. Ltd. (H Shares)	13,872,000	6,048,399
China Unicom Ltd. (a)	8,324,000	10,710,722
KT Corp.	54,291	1,394,646
KT Corp. sponsored ADR	37,468	497,575
LG Telecom Ltd.	674,839	7,808,059
PT Telkomunikasi Indonesia Tbk:
Series B	34,195,600	9,902,416
sponsored ADR	59,464	1,726,240
Qatar Telecom (Qtel) Q.S.C. (a)	6,211	148,409
Telecom Egypt SAE	297,066	203,707
Telkom SA Ltd.	405,832	1,767,571
		41,023,544
Wireless Telecommunication Services - 0.5%
America Movil S.A.B. de CV:
Series L	902,014	829,729
Series L sponsored ADR	336,295	6,174,376
Axiata Group Bhd	253,200	347,009
Mobile TeleSystems OJSC	331,840	1,803,999
MTN Group Ltd.	1,369,820	14,840,894
SK Telecom Co. Ltd.	1,148	252,918
		24,248,925

TOTAL TELECOMMUNICATION SERVICES		65,272,469

UTILITIES - 1.0%
Electric Utilities - 0.6%
Adani Transmissions Ltd. (a)	444	1,374
EDP Energias do Brasil SA	1,285,821	5,266,999
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	21,600	116,419
Energa SA	75,111	228,653
Enersis SA sponsored ADR	113,466	1,295,782
Equatorial Energia SA	174,200	3,841,424
Polska Grupa Energetyczna SA (a)	458,138	1,357,188
Power Grid Corp. of India Ltd.	1,825,147	5,503,998
Tauron Polska Energia SA (a)	190,211	141,704
Tenaga Nasional Bhd	3,007,300	12,026,274
		29,779,815
Gas Utilities - 0.1%
Daesung Energy Co. Ltd.	20,047	109,403
GAIL India Ltd.	90,580	632,696
Indraprastha Gas Ltd. (a)	1,178,251	5,479,365
PT Perusahaan Gas Negara Tbk Series B	759,100	147,026
Samchully Co. Ltd.	279	31,464
		6,399,954
Independent Power and Renewable Electricity Producers - 0.2%
Benpres Holdings Corp.	124,600	12,855
China Longyuan Power Grid Corp. Ltd. (H Shares)	1,956,000	1,290,448
China Resources Power Holdings Co. Ltd.	1,464,242	2,536,016
Huaneng Renewables Corp. Ltd. (H Shares)	12,394,000	4,119,867
NTPC Ltd.	1,823,690	4,539,322
PNOC Energy Development Corp.	6,076,071	649,014
		13,147,522
Water Utilities - 0.1%
Beijing Enterprises Water Group Ltd.	4,503,000	2,915,614
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	36,200	419,763
Companhia de Saneamento de Minas Gerais	54,900	744,817
		4,080,194

TOTAL UTILITIES		53,407,485

TOTAL COMMON STOCKS
(Cost $1,879,804,477)		2,545,117,662

Nonconvertible Preferred Stocks - 1.7%
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)	13,500	284,769
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Petroleo Brasileiro SA - Petrobras sponsored ADR (a)	399,200	5,604,768
FINANCIALS - 1.3%
Banks - 1.3%
Banco ABC Brasil SA	610,503	3,542,418
Banco Bradesco SA (PN)	1,338,228	15,979,272
Banco do Estado Rio Grande do Sul SA	34,800	194,530
Chinatrust Financial Holding Co. Ltd.(a)	170,957	349,578
Itau Unibanco Holding SA	3,038,272	47,142,857
		67,208,655
INDUSTRIALS - 0.0%
Airlines - 0.0%
Gol Linhas Aereas Inteligentes SA (PN) (a)	37,500	221,750
Machinery - 0.0%
Randon Participacoes SA (PN)	77,600	221,311

TOTAL INDUSTRIALS		443,061

INFORMATION TECHNOLOGY - 0.1%
Technology Hardware, Storage & Peripherals - 0.1%
Samsung Electronics Co. Ltd.	2,431	4,457,415
MATERIALS - 0.1%
Chemicals - 0.1%
Braskem SA (PN-A)	10,800	154,471
Sociedad Quimica y Minera de Chile SA (PN-B)	32,899	1,670,056
		1,824,527
Metals & Mining - 0.0%
Metalurgica Gerdau SA (PN)	346,000	839,718

TOTAL MATERIALS		2,664,245

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Telefonica Brasil SA	215,700	3,364,811
Wireless Telecommunication Services - 0.0%
TIM Participacoes SA sponsored ADR	112,639	2,396,958

TOTAL TELECOMMUNICATION SERVICES		5,761,769

UTILITIES - 0.0%
Electric Utilities - 0.0%
Companhia Energetica de Minas Gerais (CEMIG) (PN)	97,054	245,407
Companhia Energetica do Ceara	1,583	28,862
		274,269
Gas Utilities - 0.0%
Companhia de Gas de Sao Paulo	25,600	464,473

TOTAL UTILITIES		738,742

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $57,856,430)		87,163,424

Equity Funds - 45.2%
Diversified Emerging Markets Funds - 44.3%
Aberdeen Emerging Markets Fund Institutional Service Class	6,389,875	105,049,539
Brandes Emerging Markets Value Fund Class A	10,818,922	106,566,379
Causeway Emerging Markets Fund - Investor Class	28,991,455	425,884,469
Fidelity Emerging Markets Fund (d)	11,973,152	398,107,307
GMO Emerging Markets Fund Class IV	2,769,610	100,149,083
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	4,978,781	118,743,931
Invesco Developing Markets Fund Class R5	607,314	23,387,656
iShares MSCI China ETF (c)	4,186,975	289,738,670
iShares MSCI South Korea Index ETF (c)	1,546,595	111,494,034
Lazard Emerging Markets Equity Portfolio Institutional Class	5,777,593	119,596,175
Matthews Pacific Tiger Fund Investor Class	118	3,708
Morgan Stanley Institutional Fund, Inc. Frontier Markets Portfolio Class A(a)	2,091,786	45,329,000
Oppenheimer Developing Markets Fund Class I	2,989,337	132,098,823
Oppenheimer Emerging Markets Innovators Fund Class I	301	3,653
Parametric Emerging Markets Fund Investor Class	6,854,788	111,253,204
SPDR S&P China ETF (c)	1,151,550	128,823,899
Wasatch Frontier Emerging Small Countries Fund (a)	8,955,862	26,509,352

TOTAL DIVERSIFIED EMERGING MARKETS FUNDS		2,242,738,882

Foreign Large Value Funds - 0.9%
Matthews Korea Fund Investor Class	6,983,487	46,160,852
Sector Funds - 0.0%
Victory Global Natural Resources Fund Class A (a)	74	1,584
TOTAL EQUITY FUNDS
(Cost $1,744,953,367)		2,288,901,318
	Principal Amount

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.26% to 1.56% 3/1/18 to 5/10/18 (e)
(Cost $5,219,114)	$5,226,000	5,218,625
	Shares	Value

Money Market Funds - 7.6%
Fidelity Securities Lending Cash Central Fund 1.42%(f)(g)	250,874,711	250,899,798
State Street Institutional U.S. Government Money Market Fund Premier Class 1.26%(h)	136,372,439	136,372,439
TOTAL MONEY MARKET FUNDS
(Cost $387,272,237)		387,272,237
TOTAL INVESTMENT IN SECURITIES - 104.8%
(Cost $4,075,105,625)		5,313,673,266
NET OTHER ASSETS (LIABILITIES) - (4.8)%		(243,293,882)
NET ASSETS - 100%		$5,070,379,384

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1,864	March 2018	$110,255,600	$4,102,118	$4,102,118

The notional amount of futures purchased as a percentage of Net Assets is 2.2%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated Fund

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,923,328.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

 (h) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$326,629
Total	$326,629

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Emerging Markets Fund	$348,699,378	$2,290,537	$69,739,657	$2,290,537	$6,914,146	$109,942,903	$398,107,307
Total	$348,699,378	$2,290,537	$69,739,657	$2,290,537	$6,914,146	$109,942,903	$398,107,307

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$270,243,174	$79,853,358	$190,361,410	$28,406
Consumer Staples	203,789,028	78,801,655	124,987,373	--
Energy	177,409,468	40,904,105	135,229,995	1,275,368
Financials	739,958,604	220,417,420	519,541,184	--
Health Care	30,473,645	4,706,442	25,767,203	--
Industrials	125,711,746	53,229,619	72,482,127	--
Information Technology	765,936,205	178,248,759	587,687,446	--
Materials	153,257,610	46,327,149	106,930,461	--
Real Estate	40,321,141	7,527,305	32,793,836	--
Telecommunication Services	71,034,238	15,341,805	55,692,433	--
Utilities	54,146,227	14,151,491	39,994,736	--
Equity Funds	2,288,901,318	2,288,901,318	--	--
Other Short-Term Investments	5,218,625	--	5,218,625	--
Money Market Funds	387,272,237	387,272,237	--	--
Total Investments in Securities:	$5,313,673,266	$3,415,682,663	$1,896,686,829	$1,303,774
Derivative Instruments:
Assets
Futures Contracts	$4,102,118	$4,102,118	$--	$--
Total Assets	$4,102,118	$4,102,118	$--	$--
Total Derivative Instruments:	$4,102,118	$4,102,118	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$845,380,956
Level 2 to Level 1	$110,843,381

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$4,102,118	$0
Total Equity Risk	4,102,118	0
Total Value of Derivatives	$4,102,118	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of the direct investments by country of issue, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	48.3%
Cayman Islands	7.8%
Korea (South)	6.8%
China	4.8%
Taiwan	4.8%
Brazil	4.7%
India	4.7%
South Africa	4.2%
Russia	1.6%
Mexico	1.4%
Thailand	1.4%
Hong Kong	1.3%
Indonesia	1.2%
Turkey	1.2%
Bermuda	1.0%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $241,954,405) — See accompanying schedule: Unaffiliated issuers (cost $3,533,544,464)	$4,664,666,161
Fidelity Central Funds (cost $250,899,798)	250,899,798
Affiliated issuers (cost $290,661,363)	398,107,307
Total Investment in Securities (cost $4,075,105,625)		$5,313,673,266
Cash		14,807
Foreign currency held at value (cost $9,163,434)		9,109,392
Receivable for investments sold		5,719,212
Receivable for fund shares sold		2,122,785
Dividends receivable		9,377,331
Interest receivable		150,310
Distributions receivable from Fidelity Central Funds		35,131
Prepaid expenses		2,321
Other receivables		82,441
Total assets		5,340,286,996
Liabilities
Payable for investments purchased	$10,414,777
Payable for fund shares redeemed	2,395,572
Accrued management fee	1,195,182
Payable for daily variation margin on futures contracts	1,453,920
Other affiliated payables	711,746
Other payables and accrued expenses	2,850,890
Collateral on securities loaned	250,885,525
Total liabilities		269,907,612
Net Assets		$5,070,379,384
Net Assets consist of:
Paid in capital		$3,993,646,116
Distributions in excess of net investment income		(68,127)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(163,409,390)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,240,210,785
Net Assets, for 431,489,970 shares outstanding		$5,070,379,384
Net Asset Value, offering price and redemption price per share ($5,070,379,384 ÷ 431,489,970 shares)		$11.75

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends:
Unaffiliated issuers		$92,188,405
Affiliated issuers		1,963,317
Interest		1,705,645
Income from Fidelity Central Funds		326,629
Income before foreign taxes withheld		96,183,996
Less foreign taxes withheld		(6,094,485)
Total income		90,089,511
Expenses
Management fee	$25,253,271
Transfer agent fees	6,552,977
Accounting and security lending fees	1,586,875
Custodian fees and expenses	996,911
Independent trustees' fees and expenses	61,456
Registration fees	65,799
Audit	75,294
Legal	22,960
Miscellaneous	116,794
Total expenses before reductions	34,732,337
Expense reductions	(12,500,583)	22,231,754
Net investment income (loss)		67,857,757
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	157,173,385
Fidelity Central Funds	12,119
Affiliated issuers	6,914,146
Foreign currency transactions	(757,917)
Futures contracts	24,532,591
Realized gain distributions from underlying funds:
Unaffiliated issuers	2,280,763
Affiliated issuers	327,220
Total net realized gain (loss)		190,482,307
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,303,136)	940,546,894
Fidelity Central Funds	(716)
Other affiliated issuers	109,942,903
Assets and liabilities in foreign currencies	(354,024)
Futures contracts	2,555,960
Total change in net unrealized appreciation (depreciation)		1,052,691,017
Net gain (loss)		1,243,173,324
Net increase (decrease) in net assets resulting from operations		$1,311,031,081

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$67,857,757	$56,269,463
Net realized gain (loss)	190,482,307	(42,306,931)
Change in net unrealized appreciation (depreciation)	1,052,691,017	1,166,429,518
Net increase (decrease) in net assets resulting from operations	1,311,031,081	1,180,392,050
Distributions to shareholders from net investment income	(65,118,609)	(49,430,648)
Distributions to shareholders from net realized gain	(1,796,375)	(2,547,973)
Total distributions	(66,914,984)	(51,978,621)
Share transactions
Proceeds from sales of shares	545,127,857	429,393,306
Reinvestment of distributions	66,752,785	51,906,255
Cost of shares redeemed	(1,385,060,400)	(1,275,361,732)
Net increase (decrease) in net assets resulting from share transactions	(773,179,758)	(794,062,171)
Total increase (decrease) in net assets	470,936,339	334,351,258
Net Assets
Beginning of period	4,599,443,045	4,265,091,787
End of period	$5,070,379,384	$4,599,443,045
Other Information
Distributions in excess of net investment income end of period	$(68,127)	$(522,172)
Shares
Sold	51,183,220	51,059,500
Issued in reinvestment of distributions	5,845,253	6,253,766
Redeemed	(128,936,360)	(150,430,274)
Net increase (decrease)	(71,907,887)	(93,117,008)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Emerging Markets Fund

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.14	$7.15	$9.47	$9.16	$9.98
Income from Investment Operations
Net investment income (loss)B	.14	.10	.10	.14	.12
Net realized and unrealized gain (loss)	2.62	1.99	(2.32)	.32	(.81)
Total from investment operations	2.76	2.09	(2.22)	.46	(.69)
Distributions from net investment income	(.15)	(.10)	(.10)	(.15)	(.13)
Distributions from net realized gain	–C	(.01)	–	–	–
Total distributions	(.15)	(.10)D	(.10)	(.15)	(.13)
Net asset value, end of period	$11.75	$9.14	$7.15	$9.47	$9.16
Total ReturnE	30.23%	29.40%	(23.49)%	5.04%	(6.96)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.70%	.60%	.50%	.46%	.46%
Expenses net of fee waivers, if any	.45%	.35%	.25%	.21%	.21%
Expenses net of all reductions	.45%	.35%	.24%	.21%	.21%
Net investment income (loss)	1.36%	1.23%	1.25%	1.45%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$5,070,379	$4,599,443	$4,265,092	$1,561,538	$1,480,632
Portfolio turnover rateH	31%	23%	41%	13%	21%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Strategic Advisers Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,296,176,771
Gross unrealized depreciation	(64,538,832)
Net unrealized appreciation (depreciation)	$1,231,637,939
Tax Cost	$4,082,035,327

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(152,366,431)
Net unrealized appreciation (depreciation) on securities and other investments	$1,231,574,128

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(91,457,796)
Long-term	(60,908,635)
Total capital loss carryforward	$(152,366,431)

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$66,914,984	$ 51,978,621

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares and in-kind transactions), other than short-term securities, aggregated $1,475,478,509 and $2,320,931,659, respectively.

Exchanges In-Kind. During the period, the Fund redeemed 9,912,611 shares of T. Rowe Price Emerging Markets Stock Fund Class I in exchange for investments and cash with a value of $354,177,574. The net realized gain of $25,181,576 on the Fund's redemptions of T. Rowe Price Emerging Markets Stock Fund Class I shares are included in "Net realized gain (loss) on Investment securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized a net realized gain on the exchanges for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .51% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, FIAM LLC (an affiliate of the investment adviser), M&G Investments Management Limited, Somerset Capital Management LLP and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIL Investment Advisors (FIL) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIL has not been allocated any portion of the Fund's assets. FIL in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $20,283.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,071 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $326,629.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2020. During the period, this waiver reduced the Fund's management fee by $12,461,886.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $36,783 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,914.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Emerging Markets Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Actual	.46%	$1,000.00	$1,098.10	$2.39
Hypothetical-C		$1,000.00	$1,022.51	$2.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 79% of the dividend distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1722 and $0.0232 for the dividend paid December 29, 2017.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC, FIAM LLC, M&G Investment Management Limited, and Somerset Capital Management LLP (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2017 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and itsaffiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2016, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Emerging Markets Fund

2016 Total Return % vs. Morningstar Diversified Emerging Mkts and MSCI Emerging Markets (G):

75% beaten
Fund
Benchmark
25% beaten
12
10
8
6
4
11.6
11.2
11.8
4.2
1 Year
-4
-6
-8
-10
-12
-14
-5.1
-6.4
-8.5
-12.6
3 Year
15
10
5
0
14.5
8.5
7.4
0.9
5 Year
% Beaten
70%
50%
46%

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one- and three-year periods and in the third quartile for the five-year period ended December 31, 2016. The Board also noted that the fund had out-performed 70% and 50% and under-performed 54% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2016. The Board also noted that the investment performance of the fund was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2020 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.20%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Emerging Markets Fund

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2016.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2016.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered thatthe fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2020.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SAE-ANN-0418
1.918359.107

Strategic Advisers® Emerging Markets Fund of Funds Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Emerging Markets Fund of Funds	30.75%	4.82%	5.28%

 A From May 2, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund of Funds, a class of the fund, on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$13,502	Strategic Advisers® Emerging Markets Fund of Funds
$13,641	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  Stocks entered 2018 reinforced by accelerating corporate earnings, synchronous global economic growth and optimism around U.S. tax reform. Volatility spiked in February, though, amid fear that interest rates could rise faster than expected. Nevertheless, the MSCI World ex USA Index gained 19.12% for the 12 months ending February 28, 2018, aided partly by a generally weak U.S. dollar. Within the index, growth- led value-oriented stocks, and small-caps bested large-caps. Certain election results in continental Europe (+24%) suggested ebbing political risk there, whereas bumpy Brexit negotiations and sterling strength hindered the U.K. (+15%). Central-bank accommodation helped Japan (+22%) overcome recent yen strength and outperform the rest of the Asia-Pacific group (+15%). Meanwhile, commodity-price volatility weighed on Canada (+7%). Sector-wise, information technology (+36%) was lifted by software, semiconductor and internet-related names. Financials (+21%) rode rising interest rates that, at the same time, hurt real estate (+14%) and three other “bond proxy” sectors: consumer staples (+12%), utilities (+12%) and telecom services (+8%). Demand from China aided materials (+24%) and industrials (+24%). Energy (+14%) and health care (+10%) rallied from early-period difficulty. Elsewhere, the MSCI Emerging Markets Index rose 30.97% for the year, notably supported by China plus Brazil, Russia and India.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund's share classes gained about 31%, performing roughly in line with the 30.97% return of the benchmark MSCI Emerging Markets Index. The positioning of underlying managers vis-à-vis information technology stocks and China had a major impact on their relative performance this period. Goldman Sachs Emerging Markets Equity Fund was the top relative contributor, led by strong stock selection across several sectors and in China. T. Rowe Price Emerging Markets Stock Fund and Fidelity® Emerging Markets Fund contributed about equally versus the benchmark, led by picks in China, South Africa and Taiwan. Conversely, Lazard Emerging Markets Equity Fund was the biggest relative detractor, partly due to poor selection in technology, primarily in China. Additionally, Lazard’s value-driven investment strategy was out of favor. Acadian Emerging Markets Portfolio also weighed on the Fund’s relative performance, hurt by adverse picks in technology and an underweighting in China. Morgan Stanley Frontier Markets Portfolio was another detractor, as less-developed frontier markets lagged the MSCI EM index this period. There were no major changes to the portfolio, but I continued to reduce allocations to managers that we thought had substantial exposure to country-specific risk.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Holdings as of February 28, 2018

(excluding cash equivalents)	% of fund's net assets
Causeway Emerging Markets Fund - Investor Class	19.4
Acadian Emerging Markets Portfolio Institutional Class	17.3
T. Rowe Price Emerging Markets Stock Fund Class I	15.9
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	14.2
Lazard Emerging Markets Equity Portfolio Institutional Class	11.5
Oppenheimer Developing Markets Fund Class Y	9.9
Fidelity Emerging Markets Fund	9.8
Morgan Stanley Institutional Fund, Inc. Frontier Markets Portfolio Class A	1.9
99.9

Asset Allocation (% of fund's net assets)

As of February 28, 2018
Diversifed Emerging Markets Funds	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Equity Funds - 99.9%
	Shares	Value
Diversified Emerging Markets Funds - 99.9%
Acadian Emerging Markets Portfolio Institutional Class	115,246	$2,666,794
Causeway Emerging Markets Fund - Investor Class	203,031	2,982,522
Fidelity Emerging Markets Fund (a)	45,429	1,510,501
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	91,866	2,191,013
Lazard Emerging Markets Equity Portfolio Institutional Class	85,047	1,760,483
Morgan Stanley Institutional Fund, Inc. Frontier Markets Portfolio Class A(b)	13,343	289,135
Oppenheimer Developing Markets Fund Class Y	34,525	1,525,332
T. Rowe Price Emerging Markets Stock Fund Class I	52,645	2,446,922

TOTAL EQUITY FUNDS		15,372,702

(Cost $10,914,339)

Money Market Funds - 0.2%
State Street Institutional U.S. Government Money Market Fund Premier Class 1.26%(c)
(Cost $32,758)	32,758	32,758
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $10,947,097)		15,405,460
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(21,790)
NET ASSETS - 100%		$15,383,670

Legend

 (a) Affiliated Fund

 (b) Non-income producing

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Emerging Markets Fund	$1,278,792	$106,885	$336,221	$8,770	$51,482	$409,563	$1,510,501
Total	$1,278,792	$106,885	$336,221	$8,770	$51,482	$409,563	$1,510,501

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $9,901,347)	$13,894,959
Affiliated issuers (cost $1,045,750)	1,510,501
Total Investment in Securities (cost $10,947,097)		$15,405,460
Receivable for investments sold		983,750
Receivable for fund shares sold		16,250
Interest receivable		32
Prepaid expenses		6
Receivable from investment adviser for expense reductions		4,836
Other receivables		252
Total assets		16,410,586
Liabilities
Payable for fund shares redeemed	$1,000,000
Distribution and service plan fees payable	27
Other affiliated payables	170
Other payables and accrued expenses	26,719
Total liabilities		1,026,916
Net Assets		$15,383,670
Net Assets consist of:
Paid in capital		$12,106,273
Distributions in excess of net investment income		(2,880)
Accumulated undistributed net realized gain (loss) on investments		(1,178,086)
Net unrealized appreciation (depreciation) on investments		4,458,363
Net Assets		$15,383,670
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($15,085,755 ÷ 1,212,552 shares)		$12.44
Class L:
Net Asset Value, offering price and redemption price per share ($167,825 ÷ 13,482 shares)		$12.45
Class N:
Net Asset Value, offering price and redemption price per share ($130,090 ÷ 10,466 shares)		$12.43

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends:
Unaffiliated issuers		$156,023
Affiliated issuers		7,517
Interest		290
Total income		163,830
Expenses
Management fee	$47,251
Transfer agent fees	250
Distribution and service plan fees	292
Accounting fees and expenses	1,966
Custodian fees and expenses	9,925
Independent trustees' fees and expenses	194
Registration fees	43,565
Audit	36,788
Legal	72
Miscellaneous	315
Total expenses before reductions	140,618
Expense reductions	(124,485)	16,133
Net investment income (loss)		147,697
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	376,286
Affiliated issuers	51,482
Realized gain distributions from underlying funds:
Unaffiliated issuers	4,012
Affiliated issuers	1,253
Total net realized gain (loss)		433,033
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	3,084,801
Other affiliated issuers	409,563
Total change in net unrealized appreciation (depreciation)		3,494,364
Net gain (loss)		3,927,397
Net increase (decrease) in net assets resulting from operations		$4,075,094

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$147,697	$126,081
Net realized gain (loss)	433,033	(861,136)
Change in net unrealized appreciation (depreciation)	3,494,364	3,625,745
Net increase (decrease) in net assets resulting from operations	4,075,094	2,890,690
Distributions to shareholders from net investment income	(151,093)	(116,905)
Share transactions - net increase (decrease)	(2,380,348)	992,521
Redemption fees	833	832
Total increase (decrease) in net assets	1,544,486	3,767,138
Net Assets
Beginning of period	13,839,184	10,072,046
End of period	$15,383,670	$13,839,184
Other Information
Distributions in excess of net investment income end of period	$(2,880)	$(2,248)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Emerging Markets Fund of Funds

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.61	$7.52	$10.04	$9.75	$10.53
Income from Investment Operations
Net investment income (loss)B	.11	.10	.10	.13	.13
Net realized and unrealized gain (loss)	2.84	2.08	(2.47)	.34	(.78)
Total from investment operations	2.95	2.18	(2.37)	.47	(.65)
Distributions from net investment income	(.12)	(.09)	(.12)	(.15)	(.11)
Distributions from net realized gain	–	–	(.03)	(.04)	(.03)
Total distributions	(.12)	(.09)	(.15)	(.18)C	(.13)D
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$12.44	$9.61	$7.52	$10.04	$9.75
Total ReturnF	30.75%	29.08%	(23.79)%	4.86%	(6.18)%
Ratios to Average Net AssetsG
Expenses before reductions	.89%	1.10%	1.09%	1.07%	1.25%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.09%	.09%	.10%	.10%
Net investment income (loss)	.94%	1.08%	1.14%	1.29%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$15,086	$11,425	$8,485	$10,979	$9,832
Portfolio turnover rateH	23%	49%	61%	11%	10%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 D Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Emerging Markets Fund of Funds Class L

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.61	$7.52	$10.05	$9.75	$10.13
Income from Investment Operations
Net investment income (loss)C	.11	.10	.10	.13	.11
Net realized and unrealized gain (loss)	2.85	2.08	(2.48)	.35	(.36)
Total from investment operations	2.96	2.18	(2.38)	.48	(.25)
Distributions from net investment income	(.12)	(.09)	(.12)	(.15)	(.11)
Distributions from net realized gain	–	–	(.03)	(.04)	(.02)
Total distributions	(.12)	(.09)	(.15)	(.18)D	(.13)
Redemption fees added to paid in capitalC,E	–	–	–	–	–
Net asset value, end of period	$12.45	$9.61	$7.52	$10.05	$9.75
Total ReturnF,G	30.85%	29.08%	(23.87)%	4.97%	(2.56)%
Ratios to Average Net AssetsH
Expenses before reductions	.89%	1.10%	1.08%	1.07%	1.79%I
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%I
Expenses net of all reductions	.10%	.09%	.09%	.10%	.10%I
Net investment income (loss)	.94%	1.08%	1.15%	1.29%	3.65%I
Supplemental Data
Net assets, end of period (000 omitted)	$168	$131	$103	$102	$97
Portfolio turnover rateJ	23%	49%	61%	11%	10%I

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Emerging Markets Fund of Funds Class N

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$7.52	$10.05	$9.75	$10.13
Income from Investment Operations
Net investment income (loss)C	.08	.07	.08	.11	.10
Net realized and unrealized gain (loss)	2.85	2.08	(2.48)	.34	(.36)
Total from investment operations	2.93	2.15	(2.40)	.45	(.26)
Distributions from net investment income	(.10)	(.07)	(.10)	(.12)	(.10)
Distributions from net realized gain	–	–	(.03)	(.04)	(.02)
Total distributions	(.10)	(.07)	(.13)	(.15)D	(.12)
Redemption fees added to paid in capitalC,E	–	–	–	–	–
Net asset value, end of period	$12.43	$9.60	$7.52	$10.05	$9.75
Total ReturnF,G	30.53%	28.68%	(24.04)%	4.69%	(2.59)%
Ratios to Average Net AssetsH
Expenses before reductions	1.14%	1.35%	1.33%	1.32%	2.05%I
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%I
Expenses net of all reductions	.35%	.35%	.34%	.35%	.35%I
Net investment income (loss)	.69%	.83%	.89%	1.04%	3.40%I
Supplemental Data
Net assets, end of period (000 omitted)	$130	$100	$77	$102	$97
Portfolio turnover rateJ	23%	49%	61%	11%	10%I

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.15 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Strategic Advisers Emerging Markets Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund offers Emerging Markets, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective December 5, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) value its investments.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,362,894
Gross unrealized depreciation	(10,490)
Net unrealized appreciation (depreciation)	$4,352,404
Tax Cost	$11,053,056

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,072,129)
Net unrealized appreciation (depreciation) on securities and other investments	$4,352,404

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(698,216)
Long-term	(373,913)
Total capital loss carryforward	$(1,072,129)

The Fund intends to elect to defer to its next fiscal year $2,628 of ordinary losses recognized during the period January 1, 2018 to February 28, 2018.

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$151,093	$ 116,905

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $3,628,349 and $6,005,229, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.25% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, FIL Investment Advisors, M&G Investments Management Limited, Somerset Capital Management LLP, T. Rowe Price Associates, Inc. and FIAM LLC (an affiliate of the investment adviser) have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$292	$292

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Emerging Markets	$246	-
Class L	3	–
Class N	1	–
	$250

 (a) Amount represents less than 0.005%.

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $43 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2019. During the period, this waiver reduced the Fund's management fee by $47,251.

The investment adviser has also contractually agreed to reimburse Emerging Markets, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2019. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees, the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Emerging Markets	.10%	$65,761
Class F	.10%	10,161
Class L	.10%	569
Class N	.35%	743

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net investment income
Emerging Markets	$148,445	$95,955
Class F	–	19,045
Class L	1,629	1,183
Class N	1,019	722
Total	$151,093	$116,905

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Emerging Markets
Shares sold	307,671	267,795	$3,558,072	$2,443,159
Reinvestment of distributions	12,282	10,953	148,445	95,955
Shares redeemed	(296,641)	(217,663)	(3,409,870)	(1,914,192)
Net increase (decrease)	23,312	61,085	$296,647	$624,922
Class F
Shares sold	94,959	93,977	$1,035,676	$841,412
Reinvestment of distributions	–	2,174	–	19,045
Shares redeemed	(322,358)	(55,842)	(3,712,362)	(492,467)
Net increase (decrease)	(227,399)	40,309	$(2,676,686)	$367,990
Class L
Shares sold	126	682	$1,411	$6,034
Reinvestment of distributions	135	135	1,629	1,183
Shares redeemed	(366)	(922)	(4,368)	(8,330)
Net increase (decrease)	(105)	(105)	$(1,328)	$(1,113)
Class N
Reinvestment of distributions	84	82	1,019	722
Net increase (decrease)	84	82	$1,019	$722

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 63% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund of Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Emerging Markets Fund of Funds(one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Emerging Markets	.10%
Actual		$1,000.00	$1,100.20	$.52
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class L	.10%
Actual		$1,000.00	$1,101.10	$.52
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class N	.35%
Actual		$1,000.00	$1,099.20	$1.82
Hypothetical-C		$1,000.00	$1,023.06	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Emerging Markets, Class L, and Class N designate 1% and 1% of the dividends distributed on December 28, and December 29, 2017, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Emerging Markets designates 96% and 96%: Class L designates 96% and 96%; Class N designates 100%, and 96 % of the dividends distributed on December 28, 2017, and December 29, 2017, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Emerging Markets	12/29/17	$ 0.1271	$ 0.0301
Emerging Markets	01/02/18	$ 0.0223	$ 0.0000

Class L	12/29/17	$ 0.1271	$ 0.0301
Class L	01/02/18	$ 0.0223	$ 0.0000

Class N	12/29/17	$ 0.1041	$ 0.0301
Class N	01/02/18	$ 0.0223	$ 0.0000

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund of Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC, FIAM LLC, M&G Investment Management Limited, and Somerset Capital Management LLP (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2017 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund’s investment personnel and the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers’ investment operations and investment groups. The Board considered the structure of each Investment Adviser’s investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers’ investment staffs, their use of technology, and the Investment Advisers’ approach to managing and compensating investment personnel. The Board noted that the Investment Advisers’ analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers’ trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers’ supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2016, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Emerging Markets Fund of Funds

2016 Total Return % vs. Morningstar Diversified Emerging Mkts and MSCI Emerging Markets (G):

75% beaten
Class F
Benchmark
Class N
25% beaten
12
10
8
6
4
11.6
10.7
10.3
11.8
4.2
1 Year
-4
-6
-8
-10
-12
-14
-6.4
-9.0
-9.7
-5.1
-12.6
3 Year

% Beaten		
Retail Class	65%	47%
Class F	65%	47%
Class L	64%	46%
Class N	63%	41%

The Board reviewed the fund’s relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period and in the third quartile for the three-year period ended December 31, 2016. The Board also noted that Class F had out-performed 65% and under-performed 53%% of its peers for the one- and three-year periods, respectively, ended December 31, 2016. The Board also noted that the investment performance of Class F was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2018 and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.25% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the “Total Mapped Group.” The Total Mapped Group comparison focuses on a fund’s standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund’s actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund’s management fee to an “Asset-Size Peer Group” (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund’s standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund’s management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Emerging Markets Fund of Funds

Historical Management Fees (BP) vs. Competitive Medians (BP):

Strategic Advisers Emerging Markets Fund of Funds SAI Mgmt Fee
Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Strategic Advisers Emerging Markets Fund of Funds Total Mgmt Fee Including SAI Mgmt Fee
137
120
110
115
125
109
109
106
107
105
30
30
30
30
30
30
30
30
30
30
2012
2013
2014
2015
2016

	2012	2013	2014	2015	2016
TMG %	1%	0%	0%	0%	0%
Funds	260	285	309	343	344
ASPG Quartile	1st	1st	1st	1st	1st

The Board noted that the fund’s management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2016.

Based on its review, the Board concluded that the fund’s management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund’s management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund’s total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2016. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market.

Fees Charged to Other Clients. The Board also considered fee structures paid by the Investment Advisers’ other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the StrategicAdvisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered thatthe fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2018 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

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Strategic Advisers® Emerging Markets Fund of Funds Class L and Class N Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Life of fundA
Class L	30.85%	4.83%	5.30%
Class N	30.53%	4.61%	5.10%

 A From May 2, 2012

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Emerging Markets Fund of Funds, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2103, are those of Strategic Advisers® Emerging Markets Fund of Funds, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund of Funds - Class L on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$13,513	Strategic Advisers® Emerging Markets Fund of Funds - Class L
$13,641	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  Stocks entered 2018 reinforced by accelerating corporate earnings, synchronous global economic growth and optimism around U.S. tax reform. Volatility spiked in February, though, amid fear that interest rates could rise faster than expected. Nevertheless, the MSCI World ex USA Index gained 19.12% for the 12 months ending February 28, 2018, aided partly by a generally weak U.S. dollar. Within the index, growth- led value-oriented stocks, and small-caps bested large-caps. Certain election results in continental Europe (+24%) suggested ebbing political risk there, whereas bumpy Brexit negotiations and sterling strength hindered the U.K. (+15%). Central-bank accommodation helped Japan (+22%) overcome recent yen strength and outperform the rest of the Asia-Pacific group (+15%). Meanwhile, commodity-price volatility weighed on Canada (+7%). Sector-wise, information technology (+36%) was lifted by software, semiconductor and internet-related names. Financials (+21%) rode rising interest rates that, at the same time, hurt real estate (+14%) and three other “bond proxy” sectors: consumer staples (+12%), utilities (+12%) and telecom services (+8%). Demand from China aided materials (+24%) and industrials (+24%). Energy (+14%) and health care (+10%) rallied from early-period difficulty. Elsewhere, the MSCI Emerging Markets Index rose 30.97% for the year, notably supported by China plus Brazil, Russia and India.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund's share classes gained about 31%, performing roughly in line with the 30.97% return of the benchmark MSCI Emerging Markets Index. The positioning of underlying managers vis-à-vis information technology stocks and China had a major impact on their relative performance this period. Goldman Sachs Emerging Markets Equity Fund was the top relative contributor, led by strong stock selection across several sectors and in China. T. Rowe Price Emerging Markets Stock Fund and Fidelity® Emerging Markets Fund contributed about equally versus the benchmark, led by picks in China, South Africa and Taiwan. Conversely, Lazard Emerging Markets Equity Fund was the biggest relative detractor, partly due to poor selection in technology, primarily in China. Additionally, Lazard’s value-driven investment strategy was out of favor. Acadian Emerging Markets Portfolio also weighed on the Fund’s relative performance, hurt by adverse picks in technology and an underweighting in China. Morgan Stanley Frontier Markets Portfolio was another detractor, as less-developed frontier markets lagged the MSCI EM index this period. There were no major changes to the portfolio, but I continued to reduce allocations to managers that we thought had substantial exposure to country-specific risk.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Holdings as of February 28, 2018

(excluding cash equivalents)	% of fund's net assets
Causeway Emerging Markets Fund - Investor Class	19.4
Acadian Emerging Markets Portfolio Institutional Class	17.3
T. Rowe Price Emerging Markets Stock Fund Class I	15.9
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	14.2
Lazard Emerging Markets Equity Portfolio Institutional Class	11.5
Oppenheimer Developing Markets Fund Class Y	9.9
Fidelity Emerging Markets Fund	9.8
Morgan Stanley Institutional Fund, Inc. Frontier Markets Portfolio Class A	1.9
99.9

Asset Allocation (% of fund's net assets)

As of February 28, 2018
Diversifed Emerging Markets Funds	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Equity Funds - 99.9%
	Shares	Value
Diversified Emerging Markets Funds - 99.9%
Acadian Emerging Markets Portfolio Institutional Class	115,246	$2,666,794
Causeway Emerging Markets Fund - Investor Class	203,031	2,982,522
Fidelity Emerging Markets Fund (a)	45,429	1,510,501
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	91,866	2,191,013
Lazard Emerging Markets Equity Portfolio Institutional Class	85,047	1,760,483
Morgan Stanley Institutional Fund, Inc. Frontier Markets Portfolio Class A(b)	13,343	289,135
Oppenheimer Developing Markets Fund Class Y	34,525	1,525,332
T. Rowe Price Emerging Markets Stock Fund Class I	52,645	2,446,922

TOTAL EQUITY FUNDS		15,372,702

(Cost $10,914,339)

Money Market Funds - 0.2%
State Street Institutional U.S. Government Money Market Fund Premier Class 1.26%(c)
(Cost $32,758)	32,758	32,758
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $10,947,097)		15,405,460
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(21,790)
NET ASSETS - 100%		$15,383,670

Legend

 (a) Affiliated Fund

 (b) Non-income producing

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Emerging Markets Fund	$1,278,792	$106,885	$336,221	$8,770	$51,482	$409,563	$1,510,501
Total	$1,278,792	$106,885	$336,221	$8,770	$51,482	$409,563	$1,510,501

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $9,901,347)	$13,894,959
Affiliated issuers (cost $1,045,750)	1,510,501
Total Investment in Securities (cost $10,947,097)		$15,405,460
Receivable for investments sold		983,750
Receivable for fund shares sold		16,250
Interest receivable		32
Prepaid expenses		6
Receivable from investment adviser for expense reductions		4,836
Other receivables		252
Total assets		16,410,586
Liabilities
Payable for fund shares redeemed	$1,000,000
Distribution and service plan fees payable	27
Other affiliated payables	170
Other payables and accrued expenses	26,719
Total liabilities		1,026,916
Net Assets		$15,383,670
Net Assets consist of:
Paid in capital		$12,106,273
Distributions in excess of net investment income		(2,880)
Accumulated undistributed net realized gain (loss) on investments		(1,178,086)
Net unrealized appreciation (depreciation) on investments		4,458,363
Net Assets		$15,383,670
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($15,085,755 ÷ 1,212,552 shares)		$12.44
Class L:
Net Asset Value, offering price and redemption price per share ($167,825 ÷ 13,482 shares)		$12.45
Class N:
Net Asset Value, offering price and redemption price per share ($130,090 ÷ 10,466 shares)		$12.43

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends:
Unaffiliated issuers		$156,023
Affiliated issuers		7,517
Interest		290
Total income		163,830
Expenses
Management fee	$47,251
Transfer agent fees	250
Distribution and service plan fees	292
Accounting fees and expenses	1,966
Custodian fees and expenses	9,925
Independent trustees' fees and expenses	194
Registration fees	43,565
Audit	36,788
Legal	72
Miscellaneous	315
Total expenses before reductions	140,618
Expense reductions	(124,485)	16,133
Net investment income (loss)		147,697
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	376,286
Affiliated issuers	51,482
Realized gain distributions from underlying funds:
Unaffiliated issuers	4,012
Affiliated issuers	1,253
Total net realized gain (loss)		433,033
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	3,084,801
Other affiliated issuers	409,563
Total change in net unrealized appreciation (depreciation)		3,494,364
Net gain (loss)		3,927,397
Net increase (decrease) in net assets resulting from operations		$4,075,094

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$147,697	$126,081
Net realized gain (loss)	433,033	(861,136)
Change in net unrealized appreciation (depreciation)	3,494,364	3,625,745
Net increase (decrease) in net assets resulting from operations	4,075,094	2,890,690
Distributions to shareholders from net investment income	(151,093)	(116,905)
Share transactions - net increase (decrease)	(2,380,348)	992,521
Redemption fees	833	832
Total increase (decrease) in net assets	1,544,486	3,767,138
Net Assets
Beginning of period	13,839,184	10,072,046
End of period	$15,383,670	$13,839,184
Other Information
Distributions in excess of net investment income end of period	$(2,880)	$(2,248)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Emerging Markets Fund of Funds

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.61	$7.52	$10.04	$9.75	$10.53
Income from Investment Operations
Net investment income (loss)B	.11	.10	.10	.13	.13
Net realized and unrealized gain (loss)	2.84	2.08	(2.47)	.34	(.78)
Total from investment operations	2.95	2.18	(2.37)	.47	(.65)
Distributions from net investment income	(.12)	(.09)	(.12)	(.15)	(.11)
Distributions from net realized gain	–	–	(.03)	(.04)	(.03)
Total distributions	(.12)	(.09)	(.15)	(.18)C	(.13)D
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$12.44	$9.61	$7.52	$10.04	$9.75
Total ReturnF	30.75%	29.08%	(23.79)%	4.86%	(6.18)%
Ratios to Average Net AssetsG
Expenses before reductions	.89%	1.10%	1.09%	1.07%	1.25%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.09%	.09%	.10%	.10%
Net investment income (loss)	.94%	1.08%	1.14%	1.29%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$15,086	$11,425	$8,485	$10,979	$9,832
Portfolio turnover rateH	23%	49%	61%	11%	10%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 D Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Emerging Markets Fund of Funds Class L

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.61	$7.52	$10.05	$9.75	$10.13
Income from Investment Operations
Net investment income (loss)C	.11	.10	.10	.13	.11
Net realized and unrealized gain (loss)	2.85	2.08	(2.48)	.35	(.36)
Total from investment operations	2.96	2.18	(2.38)	.48	(.25)
Distributions from net investment income	(.12)	(.09)	(.12)	(.15)	(.11)
Distributions from net realized gain	–	–	(.03)	(.04)	(.02)
Total distributions	(.12)	(.09)	(.15)	(.18)D	(.13)
Redemption fees added to paid in capitalC,E	–	–	–	–	–
Net asset value, end of period	$12.45	$9.61	$7.52	$10.05	$9.75
Total ReturnF,G	30.85%	29.08%	(23.87)%	4.97%	(2.56)%
Ratios to Average Net AssetsH
Expenses before reductions	.89%	1.10%	1.08%	1.07%	1.79%I
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%I
Expenses net of all reductions	.10%	.09%	.09%	.10%	.10%I
Net investment income (loss)	.94%	1.08%	1.15%	1.29%	3.65%I
Supplemental Data
Net assets, end of period (000 omitted)	$168	$131	$103	$102	$97
Portfolio turnover rateJ	23%	49%	61%	11%	10%I

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Emerging Markets Fund of Funds Class N

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$7.52	$10.05	$9.75	$10.13
Income from Investment Operations
Net investment income (loss)C	.08	.07	.08	.11	.10
Net realized and unrealized gain (loss)	2.85	2.08	(2.48)	.34	(.36)
Total from investment operations	2.93	2.15	(2.40)	.45	(.26)
Distributions from net investment income	(.10)	(.07)	(.10)	(.12)	(.10)
Distributions from net realized gain	–	–	(.03)	(.04)	(.02)
Total distributions	(.10)	(.07)	(.13)	(.15)D	(.12)
Redemption fees added to paid in capitalC,E	–	–	–	–	–
Net asset value, end of period	$12.43	$9.60	$7.52	$10.05	$9.75
Total ReturnF,G	30.53%	28.68%	(24.04)%	4.69%	(2.59)%
Ratios to Average Net AssetsH
Expenses before reductions	1.14%	1.35%	1.33%	1.32%	2.05%I
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%I
Expenses net of all reductions	.35%	.35%	.34%	.35%	.35%I
Net investment income (loss)	.69%	.83%	.89%	1.04%	3.40%I
Supplemental Data
Net assets, end of period (000 omitted)	$130	$100	$77	$102	$97
Portfolio turnover rateJ	23%	49%	61%	11%	10%I

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.15 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Strategic Advisers Emerging Markets Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund offers Emerging Markets, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective December 5, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) value its investments.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds , deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,362,894
Gross unrealized depreciation	(10,490)
Net unrealized appreciation (depreciation)	$4,352,404
Tax Cost	$11,053,056

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,072,129)
Net unrealized appreciation (depreciation) on securities and other investments	$4,352,404

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(698,216)
Long-term	(373,913)
Total capital loss carryforward	$(1,072,129)

The Fund intends to elect to defer to its next fiscal year $2,628 of ordinary losses recognized during the period January 1, 2018 to February 28, 2018.

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$151,093	$ 116,905

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $3,628,349 and $6,005,229, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.25% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, FIL Investment Advisors, M&G Investments Management Limited, Somerset Capital Management LLP, T. Rowe Price Associates, Inc. and FIAM LLC (an affiliate of the investment adviser) have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$292	$292

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Emerging Markets	$246	-
Class L	3	–
Class N	1	–
	$250

 (a) Amount represents less than 0.005%.

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $43 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2019. During the period, this waiver reduced the Fund's management fee by $47,251.

The investment adviser has also contractually agreed to reimburse Emerging Markets, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2019. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees, the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Emerging Markets	.10%	$65,761
Class F	.10%	10,161
Class L	.10%	569
Class N	.35%	743

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net investment income
Emerging Markets	$148,445	$95,955
Class F	–	19,045
Class L	1,629	1,183
Class N	1,019	722
Total	$151,093	$116,905

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Emerging Markets
Shares sold	307,671	267,795	$3,558,072	$2,443,159
Reinvestment of distributions	12,282	10,953	148,445	95,955
Shares redeemed	(296,641)	(217,663)	(3,409,870)	(1,914,192)
Net increase (decrease)	23,312	61,085	$296,647	$624,922
Class F
Shares sold	94,959	93,977	$1,035,676	$841,412
Reinvestment of distributions	–	2,174	–	19,045
Shares redeemed	(322,358)	(55,842)	(3,712,362)	(492,467)
Net increase (decrease)	(227,399)	40,309	$(2,676,686)	$367,990
Class L
Shares sold	126	682	$1,411	$6,034
Reinvestment of distributions	135	135	1,629	1,183
Shares redeemed	(366)	(922)	(4,368)	(8,330)
Net increase (decrease)	(105)	(105)	$(1,328)	$(1,113)
Class N
Reinvestment of distributions	84	82	1,019	722
Net increase (decrease)	84	82	$1,019	$722

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 63% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund of Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Emerging Markets Fund of Funds (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Emerging Markets	.10%
Actual		$1,000.00	$1,100.20	$.52
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class L	.10%
Actual		$1,000.00	$1,101.10	$.52
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class N	.35%
Actual		$1,000.00	$1,099.20	$1.82
Hypothetical-C		$1,000.00	$1,023.06	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Emerging Markets, Class L, and Class N designate 1% and 1% of the dividends distributed on December 28, and December 29, 2017, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Emerging Markets designates 96% and 96%: Class L designates 96% and 96%; Class N designates 100%, and 96 % of the dividends distributed on December 28, 2017, and December 29, 2017, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Emerging Markets	12/29/17	$ 0.1271	$ 0.0301
Emerging Markets	01/02/18	$ 0.0223	$ 0.0000

Class L	12/29/17	$ 0.1271	$ 0.0301
Class L	01/02/18	$ 0.0223	$ 0.0000

Class N	12/29/17	$ 0.1041	$ 0.0301
Class N	01/02/18	$ 0.0223	$ 0.0000

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund of Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC, FIAM LLC, M&G Investment Management Limited, and Somerset Capital Management LLP (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2017 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund’s investment personnel and the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers’ investment operations and investment groups. The Board considered the structure of each Investment Adviser’s investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers’ investment staffs, their use of technology, and the Investment Advisers’ approach to managing and compensating investment personnel. The Board noted that the Investment Advisers’ analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers’ trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers’ supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2016, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Emerging Markets Fund of Funds

The Board reviewed the fund’s relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period and in the third quartile for the three-year period ended December 31, 2016. The Board also noted that Class F had out-performed 65% and under-performed 53%% of its peers for the one- and three-year periods, respectively, ended December 31, 2016. The Board also noted that the investment performance of Class F was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2018 and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.25% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds created for the purpose of facilitating the Trustees’ competitive analysis of management fees and total expenses. Strategic Advisers uses “mapped groups,” which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board’s management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers’ funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the “Total Mapped Group.” The Total Mapped Group comparison focuses on a fund’s standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund’s actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund’s management fee to an “Asset-Size Peer Group” (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund’s standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund’s management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Emerging Markets Fund of Funds

The Board noted that the fund’s management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2016.

Based on its review, the Board concluded that the fund’s management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the total expenses of each class of the fund, the Board considered the fund’s management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund’s total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund’s Total Mapped Group for the 12-month period ended December 31, 2016. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market.

Fees Charged to Other Clients. The Board also considered fee structures paid by the Investment Advisers’ other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the StrategicAdvisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered thatthe fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2018 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

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Strategic Advisers® Income Opportunities Fund Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Income Opportunities Fund	4.66%	4.86%	7.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® US High Yield Constrained Index performed over the same period.

Period Ending Values
$20,147	Strategic Advisers® Income Opportunities Fund
$22,006	ICE® BofAML® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 4.12% for the 12 months ending February 28, 2018, as measured by the ICE BofAML® US High Yield Constrained Index. High-yield started the period on a volatile note, amid declining oil prices, rising U.S. Treasury yields and heavy new supply. The asset class began to recover in late March, as oil prices rose and interest rates moderated. High yield then maintained positive momentum into late July, rising along with other risk assets and supported by the view that the new administration’s agenda would be stimulative for the U.S. economy. Although heightened geopolitical risk and industry-specific developments hampered the asset class for a brief stretch in August, the favorable environment for risk assets generally prevailed overall, as the index continued on an uptrend until late January. At that point, rising 10-year Treasury yields began to weigh on sentiment. The asset class did poorly in February amid the most severe selloff for stocks since January 2016 and an intra-month four-year high for 10-year Treasury yields. By industry, metals/mining (+7%), chemicals (+6%) and energy (+5%) were boosted by firming commodity prices and the potential for increased infrastructure spending. Other big movers included utilities (+8%), banks & thrifts (7%) and aerospace (+7%). Notable laggards included food & drug retail (0%), telecommunications (+1%) and cable/satellite TV (+2%).

Comments from Portfolio Manager Gregory Pappas:  For the fiscal year, the Fund gained 4.66%, outpacing the ICE BofAML® US High Yield Constrained Index. Underlying managers with substantial allocations to the stocks of leveraged companies provided the biggest boost to relative performance. Two Fidelity managers, both of which had sizable allocations to stocks, collectively added considerable value this period: Fidelity® Capital & Income Fund and Fidelity Advisor® High Income Advantage Fund. The portfolio managers of these funds pursue an opportunistic investment strategy and this period, each fund had about 20% of its assets in stocks – the maximum allowable allocation. Artisan High Income Fund handily outperformed the benchmark and was another top contributor, led by security selection in bank loans – including lower-rated loans – and high-yield bonds. On the downside, the only notable relative detractor was small residual position in Third Avenue Focused Credit Fund, which was closed to investor redemptions in December 2015. During the period, I significantly increased our allocation to Artisan High Income Fund as part of my effort to boost exposure to high-yield managers that focus on bonds and tend not to own stocks. I also added Prudential High-Yield Fund, while reducing our allocation to Janus High-Yield Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2018

(excluding cash equivalents)	% of fund's net assets
Fidelity Capital & Income Fund	16.6
Hotchkis & Wiley High Yield Fund Class A	12.7
Artisan High Income Fund Investor Shares	9.6
T. Rowe Price High Yield Fund I Class	9.2
MainStay High Yield Corporate Bond Fund Class A	8.8
BlackRock High Yield Bond Portfolio Institutional Class	5.7
Prudential High Yield Fund	5.7
Fidelity Advisor High Income Advantage Fund Class I	5.1
Eaton Vance Income Fund of Boston Class A	4.8
Fidelity High Income Fund	2.5
80.7

Asset Allocation (% of fund's net assets)

As of February 28, 2018
Corporate Bonds	14.8%
High Yield Fixed-Income Funds	82.7%
Other Investments	1.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Corporate Bonds - 14.8%
	Principal Amount	Value
Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
DISH Network Corp.:
2.375% 3/15/24 (a)	$1,500,000	$1,351,668
3.375% 8/15/26	800,000	804,852
		2,156,520
INDUSTRIALS - 0.0%
Electrical Equipment - 0.0%
SolarCity Corp. 1.625% 11/1/19	2,110,000	1,972,571

TOTAL CONVERTIBLE BONDS		4,129,091

Nonconvertible Bonds - 14.7%
CONSUMER DISCRETIONARY - 3.6%
Auto Components - 0.0%
Delphi Technologies PLC 5% 10/1/25 (a)	590,000	585,015
Distributors - 0.0%
American Tire Distributors, Inc. 10.25% 3/1/22 (a)	465,000	484,237
Diversified Consumer Services - 0.1%
Laureate Education, Inc. 8.25% 5/1/25 (a)	1,225,000	1,304,625
Service Corp. International 4.625% 12/15/27	1,080,000	1,055,700
		2,360,325
Hotels, Restaurants & Leisure - 1.4%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (a)	780,000	744,900
5% 10/15/25 (a)	1,410,000	1,373,869
Aramark Services, Inc.:
4.75% 6/1/26	5,480,000	5,404,650
5% 2/1/28 (a)	915,000	911,569
Golden Nugget, Inc. 6.75% 10/15/24 (a)	2,695,000	2,762,375
Hilton Escrow Issuer LLC 4.25% 9/1/24	670,000	658,275
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25	655,000	657,456
4.875% 4/1/27	390,000	390,000
KFC Holding Co./Pizza Hut Holding LLC:
4.75% 6/1/27 (a)	425,000	415,438
5.25% 6/1/26 (a)	6,000,000	6,075,000
MCE Finance Ltd. 4.875% 6/6/25 (a)	215,000	210,340
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	5,325,000	5,072,063
4.5% 1/15/28	1,640,000	1,553,900
Scientific Games Corp.:
5% 10/15/25 (a)	1,720,000	1,700,650
7% 1/1/22 (a)	50,000	52,625
Station Casinos LLC 5% 10/1/25 (a)	1,145,000	1,116,375
Studio City Co. Ltd.:
5.875% 11/30/19 (a)	2,500,000	2,562,500
7.25% 11/30/21 (a)	3,000,000	3,153,750
Viking Cruises Ltd. 5.875% 9/15/27 (a)	935,000	911,625
Voc Escrow Ltd. 5% 2/15/28 (a)	465,000	452,213
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (a)	1,260,000	1,237,950
Wynn Macau Ltd.:
4.875% 10/1/24 (a)	395,000	387,100
5.5% 10/1/27 (a)	1,185,000	1,166,870
Yum! Brands, Inc.:
3.875% 11/1/23	730,000	708,100
5.35% 11/1/43	1,415,000	1,287,650
		40,967,243
Household Durables - 0.5%
Beazer Homes U.S.A., Inc. 5.875% 10/15/27	1,010,000	959,500
Lennar Corp.:
4.75% 11/29/27 (a)	710,000	686,925
5.25% 6/1/26 (a)	2,530,000	2,580,600
M.D.C. Holdings, Inc. 6% 1/15/43	345,000	327,750
M/I Homes, Inc. 5.625% 8/1/25	285,000	286,331
PulteGroup, Inc. 5% 1/15/27	2,000,000	1,987,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.125% 7/15/23 (a)	5,000,000	5,099,250
Toll Brothers Finance Corp. 4.875% 3/15/27	860,000	855,700
TRI Pointe Homes, Inc. 5.25% 6/1/27	745,000	736,619
William Lyon Homes, Inc. 7% 8/15/22	485,000	497,125
		14,017,300
Internet & Direct Marketing Retail - 0.2%
Netflix, Inc.:
4.375% 11/15/26	3,515,000	3,374,400
4.875% 4/15/28 (a)	1,250,000	1,228,125
Zayo Group LLC/Zayo Capital, Inc. 5.75% 1/15/27 (a)	1,565,000	1,572,825
		6,175,350
Media - 1.4%
Altice SA:
7.625% 2/15/25 (a)	600,000	528,000
7.75% 5/15/22 (a)	1,170,000	1,091,025
Cablevision Systems Corp. 5.875% 9/15/22	835,000	835,000
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	3,215,000	3,130,606
5% 2/1/28 (a)	3,825,000	3,612,254
5.125% 2/15/23	4,000,000	4,065,000
5.125% 5/1/23 (a)	2,195,000	2,236,156
5.125% 5/1/27 (a)	2,805,000	2,696,306
5.5% 5/1/26 (a)	5,360,000	5,360,000
CSC Holdings LLC:
5.25% 6/1/24	1,115,000	1,073,188
5.375% 2/1/28 (a)	765,000	747,788
CSC Holdings, Inc. 5.5% 4/15/27 (a)	2,650,000	2,610,250
DISH DBS Corp.:
5.875% 11/15/24	840,000	787,500
7.75% 7/1/26	355,000	349,675
E.W. Scripps Co. 5.125% 5/15/25 (a)	830,000	796,800
MDC Partners, Inc. 6.5% 5/1/24 (a)	3,195,000	3,187,013
Sirius XM Radio, Inc.:
3.875% 8/1/22 (a)	1,625,000	1,592,500
5% 8/1/27 (a)	1,060,000	1,030,532
Virgin Media Secured Finance PLC 5.5% 8/15/26 (a)	2,970,000	2,940,003
Ziggo Bond Finance BV:
5.875% 1/15/25 (a)	2,000,000	1,925,000
6% 1/15/27 (a)	2,000,000	1,895,000
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	620,000	594,425
		43,084,021
Specialty Retail - 0.0%
Jaguar Land Rover PLC 4.5% 10/1/27 (a)	1,050,000	997,500
TOTAL CONSUMER DISCRETIONARY		108,670,991
CONSUMER STAPLES - 0.6%
Food & Staples Retailing - 0.2%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 5.75% 3/15/25	660,000	574,200
Albertsons, Inc.:
6.625% 6/1/28	1,000,000	775,000
7.75% 6/15/26	1,000,000	875,000
8% 5/1/31	3,836,000	3,289,370
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	2,450,000	2,327,500
FAGE International SA/FAGE U.S.A. Dairy Industry, Inc. 5.625% 8/15/26 (a)	20,000	18,788
		7,859,858
Food Products - 0.3%
CF Industries Holdings, Inc.:
3.45% 6/1/23	1,765,000	1,709,844
5.15% 3/15/34	75,000	73,500
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (a)	330,000	331,650
4.875% 11/1/26 (a)	5,000,000	5,000,000
Post Holdings, Inc.:
5% 8/15/26 (a)	865,000	821,750
5.625% 1/15/28 (a)	865,000	842,294
5.75% 3/1/27 (a)	720,000	711,000
		9,490,038
Tobacco - 0.1%
Vector Group Ltd. 6.125% 2/1/25 (a)	1,885,000	1,925,056
TOTAL CONSUMER STAPLES		19,274,952
ENERGY - 2.8%
Energy Equipment & Services - 0.7%
Calfrac Holdings LP 7.5% 12/1/20 (a)	355,000	353,332
Diamond Offshore Drilling, Inc. 7.875% 8/15/25	775,000	786,625
Ensco PLC:
4.5% 10/1/24	3,415,000	2,783,225
5.2% 3/15/25	5,000,000	4,150,000
7.75% 2/1/26	590,000	558,288
Exterran Energy Solutions LP 8.125% 5/1/25 (a)	520,000	559,000
Exterran Partners LP/EXLP Finance Corp. 6% 4/1/21	2,000,000	2,005,000
FTS International, Inc. 6.25% 5/1/22	255,000	255,000
Jonah Energy LLC 7.25% 10/15/25 (a)	735,000	698,250
Nabors Industries, Inc.:
5.5% 1/15/23	355,000	352,338
5.75% 2/1/25 (a)	1,420,000	1,355,213
Noble Holding International Ltd.:
5.25% 3/15/42	510,000	323,850
6.2% 8/1/40	2,000,000	1,350,000
7.7% 4/1/25 (b)	745,000	666,775
7.75% 1/15/24	390,000	356,363
7.875% 2/1/26 (a)	515,000	517,575
NuStar Logistics LP 5.625% 4/28/27	855,000	846,450
Precision Drilling Corp.:
5.25% 11/15/24	345,000	328,613
6.5% 12/15/21	223,000	226,903
7.125% 1/15/26 (a)	430,000	433,763
7.75% 12/15/23	510,000	538,050
Summit Midstream Holdings LLC 5.75% 4/15/25	850,000	850,000
Weatherford International, Inc. 9.875% 3/1/25 (a)	1,405,000	1,383,925
		21,678,538
Oil, Gas & Consumable Fuels - 2.1%
Antero Resources Corp.:
5% 3/1/25	3,610,000	3,637,075
5.125% 12/1/22	780,000	786,825
California Resources Corp. 8% 12/15/22 (a)	1,345,000	1,064,231
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27	565,000	571,356
5.875% 3/31/25	2,230,000	2,358,225
7% 6/30/24	2,500,000	2,797,500
Chesapeake Energy Corp.:
4.875% 4/15/22	2,000,000	1,875,000
5.75% 3/15/23	1,985,000	1,816,275
8% 12/15/22 (a)	430,000	457,413
8% 1/15/25 (a)	1,660,000	1,639,250
8% 6/15/27 (a)	875,000	838,906
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 5.3385% 6/15/22 (a)(b)(c)	3,140,000	3,132,413
6.875% 6/15/25 (a)	990,000	1,039,500
Continental Resources, Inc.:
3.8% 6/1/24	1,065,000	1,034,381
4.375% 1/15/28 (a)	1,250,000	1,214,844
4.5% 4/15/23	945,000	956,813
4.9% 6/1/44	335,000	322,438
Covey Park Energy LLC 7.5% 5/15/25 (a)	860,000	872,900
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.75% 4/1/25	900,000	911,250
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	2,605,000	2,666,869
DCP Midstream LLC 5.85% 5/21/43 (a)(b)	105,000	99,488
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (a)	230,000	228,275
5.75% 1/30/28 (a)	230,000	230,000
Energy Transfer Equity LP 4.25% 3/15/23	1,035,000	1,015,273
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (a)	1,695,000	1,745,850
Extraction Oil & Gas, Inc. 5.625% 2/1/26 (a)	1,065,000	1,043,700
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22	3,000,000	2,996,250
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	685,000	685,000
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	265,000	266,325
5.75% 10/1/25 (a)	1,000,000	1,017,500
Indigo Natural Resources LLC 6.875% 2/15/26 (a)	1,250,000	1,222,150
Newfield Exploration Co. 5.375% 1/1/26	335,000	345,888
NGL Energy Partners LP/NGL Energy Finance Corp. 6.125% 3/1/25	225,000	217,688
NGPL PipeCo LLC:
4.375% 8/15/22 (a)	135,000	134,663
4.875% 8/15/27 (a)	135,000	136,181
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (a)	170,000	167,450
5.375% 1/15/25 (a)	90,000	89,100
PBF Logistics LP/PBF Logistics Finance, Inc.:
6.875% 5/15/23	2,125,000	2,175,469
6.875% 5/15/23 (a)	820,000	839,475
Range Resources Corp.:
4.875% 5/15/25	790,000	756,919
5% 8/15/22	460,000	453,100
5% 3/15/23	1,790,000	1,749,725
Sanchez Energy Corp. 7.25% 2/15/23 (a)	1,675,000	1,694,346
SemGroup Corp. 7.25% 3/15/26	505,000	516,363
Southwestern Energy Co.:
4.1% 3/15/22	410,000	384,375
7.75% 10/1/27	980,000	999,600
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/28 (a)	1,385,000	1,345,181
5.125% 2/1/25	2,000,000	1,992,500
5.375% 2/1/27	3,000,000	3,000,000
The Williams Companies, Inc. 3.7% 1/15/23	3,980,000	3,865,575
Whiting Petroleum Corp.:
5.75% 3/15/21	975,000	996,938
6.625% 1/15/26 (a)	760,000	770,450
		63,174,261
TOTAL ENERGY		84,852,799
FINANCIALS - 1.1%
Capital Markets - 0.3%
MSCI, Inc. 4.75% 8/1/26 (a)	7,775,000	7,716,688
Consumer Finance - 0.0%
SLM Corp. 5.5% 1/25/23	1,240,000	1,227,600
Diversified Financial Services - 0.7%
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (a)	240,000	250,200
CRC Escrow Issuer LLC/CRC Finance LLC 5.25% 10/15/25 (a)	2,765,000	2,702,788
Crown Americas LLC / Crown Americas Capital Corp. IV 4.75% 2/1/26 (a)	980,000	965,300
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	2,795,000	2,795,000
6% 8/1/20	2,500,000	2,548,750
6.25% 2/1/22	3,690,000	3,745,350
6.375% 12/15/25	1,080,000	1,084,050
6.75% 2/1/24	1,975,000	2,014,500
ILFC E-Capital Trust I 3 month U.S. LIBOR + 1.550% 4.37% 12/21/65 (a)(b)(c)	1,000,000	987,500
Radiate Holdco LLC/Radiate Financial Service Ltd.:
6.625% 2/15/25 (a)	490,000	469,175
6.875% 2/15/23 (a)	190,000	189,525
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	2,000,000	2,245,600
Tempo Acquisition LLC 6.75% 6/1/25 (a)	1,335,000	1,345,013
Valvoline, Inc. 4.375% 8/15/25	1,025,000	1,001,938
		22,344,689
Insurance - 0.0%
Acrisure LLC 7% 11/15/25 (a)	795,000	777,113
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc. 4.75% 3/15/25 (a)	515,000	499,550
Thrifts & Mortgage Finance - 0.1%
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (a)	765,000	832,894
Quicken Loans, Inc. 5.25% 1/15/28 (a)	1,080,000	1,042,200
		1,875,094
TOTAL FINANCIALS		34,440,734
HEALTH CARE - 1.2%
Health Care Equipment & Supplies - 0.2%
Hologic, Inc.:
4.375% 10/15/25 (a)	980,000	956,725
4.625% 2/1/28 (a)	185,000	178,525
Ortho-Clinical Diagnostics, Inc. 6.625% 5/15/22 (a)	1,160,000	1,151,300
Teleflex, Inc.:
4.625% 11/15/27	220,000	214,696
4.875% 6/1/26	2,750,000	2,722,500
		5,223,746
Health Care Providers & Services - 0.5%
Community Health Systems, Inc.:
5.125% 8/1/21	485,000	447,413
6.25% 3/31/23	1,220,000	1,110,200
6.875% 2/1/22	1,830,000	1,189,500
HCA Holdings, Inc.:
4.5% 2/15/27	1,925,000	1,879,281
5% 3/15/24	3,000,000	3,056,250
HealthSouth Corp. 5.75% 9/15/25	1,255,000	1,276,963
Kindred Healthcare, Inc. 8.75% 1/15/23	420,000	449,400
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23	3,000,000	3,015,000
SP Finco LLC 6.75% 7/1/25 (a)	465,000	437,100
Tenet Healthcare Corp.:
4.375% 10/1/21	975,000	970,125
4.625% 7/15/24 (a)	675,000	645,891
6.75% 6/15/23	950,000	950,000
THC Escrow Corp. III 5.125% 5/1/25 (a)	915,000	887,550
Wellcare Health Plans, Inc. 5.25% 4/1/25	895,000	905,847
		17,220,520
Pharmaceuticals - 0.5%
Catalent Pharma Solutions 4.875% 1/15/26 (a)	1,355,000	1,341,450
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (a)	2,485,000	2,478,788
5.5% 11/1/25 (a)	780,000	771,713
5.625% 12/1/21 (a)	4,795,000	4,549,256
5.875% 5/15/23 (a)	2,175,000	1,933,031
6.125% 4/15/25 (a)	3,185,000	2,792,847
6.5% 3/15/22 (a)	670,000	696,800
9% 12/15/25 (a)	590,000	591,106
		15,154,991
TOTAL HEALTH CARE		37,599,257
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.4%
Bombardier, Inc.:
6.125% 1/15/23 (a)	2,370,000	2,375,925
7.5% 12/1/24 (a)	2,040,000	2,119,050
7.5% 3/15/25 (a)	780,000	800,475
DAE Funding LLC 4.5% 8/1/22 (a)	395,000	383,150
TransDigm, Inc.:
6% 7/15/22	1,470,000	1,504,913
6.375% 6/15/26	3,145,000	3,215,763
6.5% 5/15/25	1,805,000	1,850,125
		12,249,401
Airlines - 0.3%
Allegiant Travel Co. 5.5% 7/15/19	3,500,000	3,574,375
American Airlines Group, Inc. 4.625% 3/1/20 (a)	1,855,000	1,873,550
United Continental Holdings, Inc. 4.25% 10/1/22	2,050,000	2,043,594
		7,491,519
Building Products - 0.0%
Building Materials Corp. of America 4.75% 1/15/28 (a)	1,095,000	1,051,200
Commercial Services & Supplies - 0.1%
APX Group, Inc. 7.625% 9/1/23	765,000	813,769
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (a)	1,030,000	1,063,475
Multi-Color Corp. 4.875% 11/1/25 (a)	1,250,000	1,200,000
Prime Security One MS, Inc. 4.875% 7/15/32 (a)	1,105,000	1,005,550
		4,082,794
Electrical Equipment - 0.0%
Sensata Technologies BV 5% 10/1/25 (a)	715,000	720,363
Marine - 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	3,240,000	2,648,700
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (a)	410,000	334,919
11.25% 8/15/22 (a)	850,000	861,688
		3,845,307
Professional Services - 0.0%
IHS Markit Ltd. 4% 3/1/26 (a)	240,000	232,800
Road & Rail - 0.1%
Hertz Corp. 7.625% 6/1/22 (a)	1,050,000	1,081,500
Trading Companies & Distributors - 0.2%
Ashtead Capital, Inc.:
4.125% 8/15/25 (a)	400,000	391,500
4.375% 8/15/27 (a)	420,000	405,300
Avantor, Inc.:
6% 10/1/24 (a)	780,000	780,000
9% 10/1/25 (a)	1,415,000	1,418,538
FLY Leasing Ltd.:
5.25% 10/15/24	425,000	419,688
6.375% 10/15/21	2,000,000	2,080,000
		5,495,026
TOTAL INDUSTRIALS		36,249,910
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.1%
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc. 12.5% 7/1/22 (a)	1,495,000	1,674,400
IT Services - 0.0%
Ceridian HCM Holding, Inc. 11% 3/15/21 (a)	115,000	118,833
Gartner, Inc. 5.125% 4/1/25 (a)	350,000	358,750
		477,583
Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc. 5.625% 1/15/26 (a)	2,500,000	2,587,500
NXP BV/NXP Funding LLC 3.875% 9/1/22 (a)	660,000	661,650
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	1,000,000	1,060,000
Versum Materials, Inc. 5.5% 9/30/24 (a)	70,000	73,150
		4,382,300
Software - 0.2%
CDK Global, Inc. 4.875% 6/1/27 (a)	485,000	481,217
Nuance Communications, Inc. 5.375% 8/15/20 (a)	190,000	191,663
Open Text Corp. 5.875% 6/1/26 (a)	3,330,000	3,463,200
SS&C Technologies Holdings, Inc. 5.875% 7/15/23	455,000	478,319
Symantec Corp. 5% 4/15/25 (a)	190,000	193,820
		4,808,219
Technology Hardware, Storage & Peripherals - 0.0%
EMC Corp. 2.65% 6/1/20	1,530,000	1,488,441
TOTAL INFORMATION TECHNOLOGY		12,830,943
MATERIALS - 2.2%
Chemicals - 0.5%
Evolution Escrow Issuer LLC 7.5% 3/15/22 (a)	1,005,000	1,042,688
Kraton Polymers LLC/Kraton Polymers Capital Corp. 7% 4/15/25 (a)	1,360,000	1,404,200
NOVA Chemicals Corp.:
4.875% 6/1/24 (a)	1,020,000	1,007,250
5.25% 6/1/27 (a)	930,000	909,075
Olin Corp.:
5% 2/1/30	445,000	429,425
5.125% 9/15/27	1,495,000	1,471,641
Platform Specialty Products Corp. 5.875% 12/1/25 (a)	1,390,000	1,383,050
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.5% 6/15/25 (a)	2,710,000	2,825,175
TPC Group, Inc. 8.75% 12/15/20 (a)	2,940,000	2,954,700
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375% 9/1/25 (a)	1,240,000	1,253,950
Tronox Finance PLC 5.75% 10/1/25 (a)	245,000	243,163
		14,924,317
Construction Materials - 0.2%
CEMEX S.A.B. de CV:
5.7% 1/11/25 (a)	2,000,000	2,084,700
7.75% 4/16/26 (a)	3,000,000	3,354,000
		5,438,700
Containers & Packaging - 0.7%
Ard Securities Finance Sarl 8.75% 1/31/23 pay-in-kind (a)(b)	1,000,000	1,040,000
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.25% 9/15/22 (a)	795,000	792,019
4.625% 5/15/23 (a)	9,500,000	9,488,125
6% 2/15/25 (a)	1,480,000	1,517,000
7.25% 5/15/24 (a)	1,500,000	1,606,875
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	2,120,000	2,008,700
OI European Group BV 4% 3/15/23 (a)	1,445,000	1,398,038
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (a)	2,000,000	2,040,000
Silgan Holdings, Inc. 4.75% 3/15/25	695,000	689,788
		20,580,545
Metals & Mining - 0.8%
ArcelorMittal SA:
6.125% 6/1/25	495,000	545,267
7.25% 10/15/39 (b)	490,000	605,003
Cliffs Natural Resources, Inc.:
4.875% 1/15/24 (a)	1,080,000	1,061,100
5.75% 3/1/25 (a)	1,260,000	1,222,988
Commercial Metals Co. 5.375% 7/15/27	1,740,000	1,751,963
Constellium NV 5.875% 2/15/26 (a)	820,000	828,200
First Quantum Minerals Ltd.:
6.5% 3/1/24 (a)	900,000	894,375
6.875% 3/1/26 (a)	915,000	911,569
7% 2/15/21 (a)	990,000	1,020,938
7.25% 5/15/22 (a)	565,000	581,950
7.25% 4/1/23 (a)	2,395,000	2,484,813
7.5% 4/1/25 (a)	870,000	896,100
FMG Resources (August 2006) Pty Ltd. 5.125% 5/15/24 (a)	1,030,000	1,027,106
Freeport-McMoRan, Inc.:
3.55% 3/1/22	1,480,000	1,439,744
3.875% 3/15/23	1,645,000	1,595,650
4.55% 11/14/24	6,000,000	5,865,000
5.4% 11/14/34	340,000	330,650
5.45% 3/15/43	380,000	364,800
Steel Dynamics, Inc. 4.125% 9/15/25	1,125,000	1,088,438
		24,515,654
TOTAL MATERIALS		65,459,216
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.2%
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	1,170,000	1,175,850
Equinix, Inc.:
5.375% 4/1/23	1,885,000	1,934,481
5.375% 5/15/27	425,000	433,500
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	595,000	581,315
5.25% 8/1/26	1,035,000	1,028,531
SBA Communications Corp. 4.875% 9/1/24	860,000	849,250
		6,002,927
Real Estate Management & Development - 0.1%
Howard Hughes Corp. 5.375% 3/15/25 (a)	935,000	922,144
Mattamy Group Corp.:
6.5% 10/1/25 (a)	150,000	156,750
6.875% 12/15/23 (a)	1,810,000	1,898,238
		2,977,132
TOTAL REAL ESTATE		8,980,059
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.4%
Altice Financing SA 7.5% 5/15/26 (a)	2,330,000	2,347,475
Altice Finco SA 7.625% 2/15/25 (a)	1,595,000	1,571,075
Frontier Communications Corp.:
10.5% 9/15/22	1,005,000	858,019
11% 9/15/25	1,700,000	1,332,375
Level 3 Financing, Inc. 5.25% 3/15/26	590,000	567,869
Sable International Finance Ltd. 6.875% 8/1/22 (a)	1,460,000	1,547,600
Telecom Italia Capital SA:
6% 9/30/34	355,000	371,863
6.375% 11/15/33	320,000	350,400
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (a)	2,600,000	2,509,000
		11,455,676
Wireless Telecommunication Services - 0.3%
Sprint Communications, Inc. 6% 11/15/22	1,550,000	1,530,625
Sprint Corp.:
7.25% 9/15/21	270,000	281,813
7.875% 9/15/23	815,000	843,525
T-Mobile U.S.A., Inc.:
4.5% 2/1/26	1,060,000	1,040,125
4.75% 2/1/28	705,000	687,643
5.125% 4/15/25	995,000	1,004,950
6.375% 3/1/25	2,500,000	2,637,500
		8,026,181
TOTAL TELECOMMUNICATION SERVICES		19,481,857
UTILITIES - 0.6%
Electric Utilities - 0.1%
DPL, Inc. 6.75% 10/1/19	495,000	519,750
InterGen NV 7% 6/30/23 (a)	967,000	964,583
NRG Yield Operating LLC 5% 9/15/26	885,000	869,406
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	1,582,639	1,732,989
		4,086,728
Independent Power and Renewable Electricity Producers - 0.4%
Dynegy, Inc.:
5.875% 6/1/23	865,000	886,625
7.625% 11/1/24	1,035,000	1,112,625
8.125% 1/30/26 (a)	825,000	903,375
NextEra Energy Partners LP:
4.25% 9/15/24 (a)	360,000	355,050
4.5% 9/15/27 (a)	250,000	240,625
NRG Energy, Inc.:
5.75% 1/15/28 (a)	600,000	592,380
6.625% 1/15/27	1,910,000	1,972,075
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	275,000	269,500
5% 1/31/28 (a)	280,000	270,984
The AES Corp.:
4.875% 5/15/23	3,000,000	3,026,250
5.125% 9/1/27	1,150,000	1,164,375
6% 5/15/26	2,000,000	2,100,000
		12,893,864
Multi-Utilities - 0.1%
Wind Tre SpA 5% 1/20/26 (a)	1,860,000	1,600,344
TOTAL UTILITIES		18,580,936

TOTAL NONCONVERTIBLE BONDS		446,421,654

TOTAL CORPORATE BONDS
(Cost $449,932,896)		450,550,745

Bank Loan Obligations - 1.0%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.1%
Aramark Services, Inc. Tranche B-1, term loan 3 month U.S. LIBOR + 2.000% 3.648% 3/11/25 (b)(c)	405,000	407,406
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.148% 4/18/24 (b)(c)	850,725	854,238
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.148% 2/1/24 (b)(c)	165,000	164,536
Golden Entertainment, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 4.59% 10/20/24 (b)(c)	1,360,000	1,366,800
3 month U.S. LIBOR + 7.000% 8.6% 10/20/25 (b)(c)	455,000	456,138
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 4.4488% 8/14/24 (b)(c)	454,088	456,076
		3,705,194
Media - 0.2%
AMC Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.8375% 12/15/22 (b)(c)	815,827	817,695
CSC Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.1393% 1/25/26 (b)(c)	170,000	170,141
Numericable LLC Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.000% 4.7202% 1/31/26 (b)(c)	912,713	876,204
Unitymedia Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.8375% 9/30/25 (b)(c)	1,100,000	1,097,943
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.8456% 8/19/23 (b)(c)	1,486,275	1,479,780
Ziggo Secured Finance Partnership Tranche E, term loan 3 month U.S. LIBOR + 2.500% 4.0875% 4/15/25 (b)(c)	1,660,000	1,644,130
		6,085,893

TOTAL CONSUMER DISCRETIONARY		9,791,087

CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Post Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.9% 5/24/24 (b)(c)	223,875	224,108
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
California Resources Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.34% 12/31/22 (b)(c)	475,000	480,344
FINANCIALS - 0.1%
Insurance - 0.0%
Acrisure LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.9913% 11/22/23 (b)(c)	9,975	10,128
Real Estate Management & Development - 0.1%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.1598% 11/4/21 (b)(c)	1,240,000	1,237,421

TOTAL FINANCIALS		1,247,549

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
TransDigm, Inc.:
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.4136% 6/9/23 (b)(c)	781,383	785,814
Tranche G, term loan 3 month U.S. LIBOR + 2.500% 4.0956% 8/22/24 (b)(c)	1,019,975	1,023,800
		1,809,614
Airlines - 0.0%
American Airlines, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.5875% 12/14/23 (b)(c)	326,700	326,654
Commercial Services & Supplies - 0.0%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.9959% 6/21/24 (b)(c)	1,482,550	1,492,898

TOTAL INDUSTRIALS		3,629,166

INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.0%
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.5735% 2/1/24 (b)(c)	411,888	411,138
Zayo Group LLC term loan 3 month U.S. LIBOR + 2.000% 3.648% 1/19/21 (b)(c)	461,513	462,925
		874,063
Electronic Equipment & Components - 0.1%
Go Daddy Operating Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.898% 2/15/24 (b)(c)	1,655,993	1,658,891
IT Services - 0.1%
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 3 month U.S. LIBOR + 3.500% 5.148% 9/15/20 (b)(c)	2,886,275	2,896,203
Software - 0.0%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.2342% 6/13/25 (b)(c)	55,000	54,557
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.4842% 6/13/24 (b)(c)	258,700	258,511
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 5.9% 1/20/24 (b)(c)	546,948	537,081
3 month U.S. LIBOR + 9.000% 10.65% 1/20/25 (b)(c)	340,000	326,400
Solera LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3/3/23 (c)(d)	315,000	315,655
		1,492,204

TOTAL INFORMATION TECHNOLOGY		6,921,361

MATERIALS - 0.0%
Chemicals - 0.0%
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.6934% 9/22/24 (b)(c)	63,488	63,865
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.6934% 9/22/24 (b)(c)	146,512	147,382
		211,247
Containers & Packaging - 0.0%
Crown Americas LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 1/29/25(c)(d)	90,000	90,750

TOTAL MATERIALS		301,997

TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.2%
Altice Financing SA Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 4.4702% 7/15/25 (b)(c)	441,663	435,510
3 month U.S. LIBOR + 2.750% 4.4702% 1/31/26 (b)(c)	932,663	919,372
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.8456% 2/22/24 (b)(c)	1,030,000	1,031,576
Sable International Finance Ltd. Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.250% 4.8894% 1/31/26 (b)(c)	855,000	853,341
Securus Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 6.148% 11/1/24 (b)(c)	1,490,000	1,505,839
3 month U.S. LIBOR + 8.250% 9.898% 11/1/25 (b)(c)	495,000	500,940
SFR Group SA Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 4.5223% 7/31/25 (b)(c)	1,324,988	1,266,026
		6,512,604
Wireless Telecommunication Services - 0.1%
Syniverse Holdings, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 9.000% 2/9/24 (c)(d)	455,000	461,256
Tranche B, term loan 3 month U.S. LIBOR + 5.000% 2/9/23 (c)(d)	1,810,000	1,824,136
		2,285,392

TOTAL TELECOMMUNICATION SERVICES		8,797,996

UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.9436% 5/24/22 (b)(c)	1,076,863	1,077,401
TOTAL BANK LOAN OBLIGATIONS
(Cost $32,409,219)		32,471,009
	Shares	Value

Fixed-Income Funds - 82.7%
High Yield Fixed-Income Funds - 82.7%
Artisan High Income Fund Investor Shares	29,622,935	292,378,372
BlackRock High Yield Bond Portfolio Institutional Class	22,726,564	175,449,072
Eaton Vance Income Fund of Boston Class A	25,566,434	145,217,347
Fidelity Advisor High Income Advantage Fund Class I (e)	14,711,459	155,353,011
Fidelity Capital & Income Fund (e)	49,369,276	507,022,434
Fidelity High Income Fund (e)	8,525,911	75,795,352
Hotchkis & Wiley High Yield Fund Class A	32,127,700	387,460,063
Janus Henderson High-Yield Fund T Shares	6,918,004	57,834,517
MainStay High Yield Corporate Bond Fund Class A	46,905,868	266,894,392
Prudential High Yield Fund	31,633,216	173,350,021
T. Rowe Price High Yield Fund I Class	42,015,610	279,823,959
Third Avenue Focused Credit Fund Institutional Class (f)	7,030,125	2,928,047

TOTAL FIXED-INCOME FUNDS		2,519,506,587

(Cost $2,419,463,876)
	Principal Amount	Value

Preferred Securities - 0.8%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Andeavor Logistics LP 6.875% (b)(g)	2,055,000	2,097,135
Sunoco Logistics Partners LP 6.25% (b)(g)	815,000	792,214
		2,889,349
FINANCIALS - 0.7%
Banks - 0.6%
Bank of America Corp. 6.25% (b)(g)	6,000,000	6,634,556
Barclays Bank PLC 7.625% 11/21/22	2,300,000	2,608,634
Citigroup, Inc.:
5.95% (b)(g)	510,000	539,031
5.95% (b)(g)	5,000,000	5,190,506
Credit Agricole SA 6.625% (a)(b)(g)	1,720,000	1,806,024
Royal Bank of Scotland Group PLC:
7.5% (b)(g)	725,000	769,304
8.625% (b)(g)	2,000,000	2,239,229
		19,787,284
Capital Markets - 0.1%
Goldman Sachs Group, Inc. 5% (b)(g)	2,000,000	1,978,398

TOTAL FINANCIALS		21,765,682

TOTAL PREFERRED SECURITIES
(Cost $23,607,066)		24,655,031
	Shares	Value

Money Market Funds - 0.6%
Fidelity Cash Central Fund, 1.41% (h)	17,626,296	17,629,821
State Street Institutional U.S. Government Money Market Fund Premier Class 1.26%(i)	4,385	4,385
TOTAL MONEY MARKET FUNDS
(Cost $17,634,206)		17,634,206
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $2,943,047,263)		3,044,817,578
NET OTHER ASSETS (LIABILITIES) - 0.1%		2,617,801
NET ASSETS - 100%		$3,047,435,379

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $254,362,041 or 8.3% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) The coupon rate will be determined upon settlement of the loan after period end.

 (e) Affiliated Fund

 (f) Level 3 security

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$121,676
Total	$121,676

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor High Income Advantage Fund Class I	$182,078,055	$9,691,780	$38,830,903	$7,846,495	$1,267,336	$1,146,743	$155,353,011
Fidelity Capital & Income Fund	527,599,440	31,946,373	62,042,965	25,338,786	4,500,865	5,018,721	507,022,434
Fidelity High Income Fund	98,585,911	4,332,227	27,134,633	4,332,227	1,366,724	(1,354,877)	75,795,352
Fidelity Investments Money Market Government Portfolio Institutional Class 1.30%	-	77,862,362	77,862,362	4,431	-	-	-
Total	$808,263,406	$123,832,742	$205,870,863	$37,521,939	$7,134,925	$4,810,587	$738,170,797

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$450,550,745	$--	$450,550,745	$--
Bank Loan Obligations	32,471,009	--	32,471,009	--
Fixed-Income Funds	2,519,506,587	2,516,578,540	--	2,928,047
Preferred Securities	24,655,031	--	24,655,031	--
Money Market Funds	17,634,206	17,634,206	--	--
Total Investments in Securities:	$3,044,817,578	$2,534,212,746	$507,676,785	$2,928,047

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,310,068,435)	$2,289,016,960
Fidelity Central Funds (cost $17,629,821)	17,629,821
Affiliated issuers (cost $615,349,007)	738,170,797
Total Investment in Securities (cost $2,943,047,263)		$3,044,817,578
Cash		508,364
Receivable for investments sold		5,023,965
Receivable for fund shares sold		2,718,530
Dividends receivable		274,379
Interest receivable		6,965,816
Distributions receivable from Fidelity Central Funds		12,887
Prepaid expenses		1,828
Other receivables		80,968
Total assets		3,060,404,315
Liabilities
Payable for investments purchased	$7,843,456
Payable for fund shares redeemed	1,252,916
Distributions payable	3,434,831
Accrued management fee	134,968
Other affiliated payables	189,580
Other payables and accrued expenses	113,185
Total liabilities		12,968,936
Net Assets		$3,047,435,379
Net Assets consist of:
Paid in capital		$3,066,463,164
Distributions in excess of net investment income		(9,653,867)
Accumulated undistributed net realized gain (loss) on investments		(111,144,233)
Net unrealized appreciation (depreciation) on investments		101,770,315
Net Assets, for 319,640,998 shares outstanding		$3,047,435,379
Net Asset Value, offering price and redemption price per share ($3,047,435,379 ÷ 319,640,998 shares)		$9.53

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends:
Unaffiliated issuers		$102,343,714
Affiliated issuers		32,388,818
Interest		27,079,365
Income from Fidelity Central Funds		121,676
Total income		161,933,573
Expenses
Management fee	$9,348,978
Transfer agent fees	1,292,929
Accounting fees and expenses	989,550
Custodian fees and expenses	22,532
Independent trustees' fees and expenses	38,726
Registration fees	112,464
Audit	40,548
Legal	16,582
Miscellaneous	33,786
Total expenses before reductions	11,896,095
Expense reductions	(7,745,271)	4,150,824
Net investment income (loss)		157,782,749
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,966,402)
Affiliated issuers	7,134,925
Realized gain distributions from underlying funds:
Unaffiliated issuers	4,763,218
Affiliated issuers	5,133,121
Total net realized gain (loss)		15,064,862
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(33,671,973)
Other affiliated issuers	4,810,587
Total change in net unrealized appreciation (depreciation)		(28,861,386)
Net gain (loss)		(13,796,524)
Net increase (decrease) in net assets resulting from operations		$143,986,225

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$157,782,749	$199,201,930
Net realized gain (loss)	15,064,862	(51,248,175)
Change in net unrealized appreciation (depreciation)	(28,861,386)	514,425,523
Net increase (decrease) in net assets resulting from operations	143,986,225	662,379,278
Distributions to shareholders from net investment income	(154,409,359)	(199,547,054)
Share transactions
Proceeds from sales of shares	823,784,503	742,528,502
Reinvestment of distributions	119,240,744	190,713,035
Cost of shares redeemed	(1,203,237,841)	(1,891,526,008)
Net increase (decrease) in net assets resulting from share transactions	(260,212,594)	(958,284,471)
Total increase (decrease) in net assets	(270,635,728)	(495,452,247)
Net Assets
Beginning of period	3,318,071,107	3,813,523,354
End of period	$3,047,435,379	$3,318,071,107
Other Information
Distributions in excess of net investment income end of period	$(9,653,867)	$(12,948,046)
Shares
Sold	85,838,165	80,717,528
Issued in reinvestment of distributions	12,409,365	20,818,874
Redeemed	(125,299,114)	(204,580,330)
Net increase (decrease)	(27,051,584)	(103,043,928)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Income Opportunities Fund

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.57	$8.48	$9.94	$10.45	$10.21
Income from Investment Operations
Net investment income (loss)B	.489	.493	.518	.551	.579
Net realized and unrealized gain (loss)	(.050)	1.091	(1.300)	(.369)	.297
Total from investment operations	.439	1.584	(.782)	.182	.876
Distributions from net investment income	(.479)	(.494)	(.537)C	(.552)	(.569)
Distributions from net realized gain	–	–	(.118)C	(.140)	(.067)
Tax return of capital	–	–	(.023)	–	–
Total distributions	(.479)	(.494)	(.678)	(.692)	(.636)
Net asset value, end of period	$9.53	$9.57	$8.48	$9.94	$10.45
Total ReturnD	4.66%	19.08%	(8.26)%	1.82%	8.90%
Ratios to Average Net AssetsE,F
Expenses before reductions	.38%	.29%	.26%	.26%	.27%
Expenses net of fee waivers, if any	.13%	.04%	.01%	.01%	.02%
Expenses net of all reductions	.13%	.04%	.01%	.01%	.02%
Net investment income (loss)	5.09%	5.40%	5.56%	5.40%	5.66%
Supplemental Data
Net assets, end of period (000 omitted)	$3,047,435	$3,318,071	$3,813,523	$4,225,162	$4,442,944
Portfolio turnover rateG	33%	38%	10%	16%	12%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Strategic Advisers Income Opportunities Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is generally categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, partnerships, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$174,163,942
Gross unrealized depreciation	(74,375,767)
Net unrealized appreciation (depreciation)	$99,788,175
Tax Cost	$2,945,029,403

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(111,918,603)
Net unrealized appreciation (depreciation) on securities and other investments	$99,788,175

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,940,139)
Long-term	(107,978,464)
Total Capital Loss Carryforward	$(118,918,603)

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$154,409,359	$ 199,547,054
Total	$154,409,359	$ 199,547,054

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $1,005,777,951 and $1,240,824,782, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .75% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .04% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,013 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2020. During the period, this waiver reduced the Fund's management fee by $ 7,743,477.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's management fee expenses. During the period, these credits reduced the Fund's expenses by $1,794.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Income Opportunities Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Actual	.14%	$1,000.00	$1,015.50	$.70
Hypothetical-C		$1,000.00	$1,024.10	$.70

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund voted to pay on April 9, 2018, to shareholders of record at the opening of business on April 6, 2018, a distribution of $ 0.012 per share derived from capital gains realized from sales of portfolio securities.

A total of 0.10% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with FIAM LLC (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-adviser are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2017 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by the sub-adviser. The Trustees noted that under the Sub-Advisory Agreement subject to oversight by Strategic Advisers, the sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that the sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and itsaffiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of the sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2016, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Income Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-, three-, and five-year periods ended December 31, 2016. The Board also noted that the fund had out-performed 52%, 55%, and 70% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2016. The Board also noted that the investment performance of the fund was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. Because the fund had converted from a fund-of-funds structure to a multi-structure fund in December 2016, the Board reviewed pro-forma management fees and total expenses, including acquired fund fees to reflect the fund's new structure. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2020 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.75%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Income Opportunities Fund

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2016.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2016. The Board considered that, in general, various factors can affect total expenses. The Board noted that the fund's total expenses ranked above the competitive median of its institutional peer group, primarily because the fund's underlying assets are invested in unaffiliated mutual funds that charge a 12b-1 fee, resulting in higher other expenses as compared to the fund's institutional peers. The Board also considered an alternative expense comparison analysis compared to a universe of no-load funds (higher 12b-1 fee classes designed specifically for retirement plans). The Board noted that, under this alternative competitive analysis, the total expenses for the fund ranked below median.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and the sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to the sub-adviser as a result of its relationship with the fund. The Board considered profitability information provided by the sub-adviser in light of the nature of the relationship between Strategic Advisers and the sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered thatthe fund's Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2020.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SRQ-ANN-0418
1.912881.107

Strategic Advisers® Income Opportunities Fund of Funds Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Income Opportunities Fund of Funds	4.57%	5.15%	6.38%

 A From June 19, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund of Funds, a class of the fund, on June 19, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® US High Yield Constrained Index performed over the same period.

Period Ending Values
$14,225	Strategic Advisers® Income Opportunities Fund of Funds
$14,416	ICE® BofAML® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 4.12% for the 12 months ending February 28, 2018, as measured by the ICE BofAML® US High Yield Constrained Index. High-yield started the period on a volatile note, amid declining oil prices, rising U.S. Treasury yields and heavy new supply. The asset class began to recover in late March, as oil prices rose and interest rates moderated. High yield then maintained positive momentum into late July, rising along with other risk assets and supported by the view that the new administration’s agenda would be stimulative for the U.S. economy. Although heightened geopolitical risk and industry-specific developments hampered the asset class for a brief stretch in August, the favorable environment for risk assets generally prevailed overall, as the index continued on an uptrend until late-January. At that point, rising 10-year Treasury yields began to weigh on sentiment. The asset class did poorly in February amid the most severe selloff for stocks since January 2016 and an intra-month four-year high for 10-year Treasury yields. By industry, metals/mining (+7%), chemicals (+6%) and energy (+5%) were boosted by firming commodities prices and the potential for increased infrastructure spending. Other big movers included utilities (+8%), banks & thrifts (7%) and aerospace (+7%). Notable laggards included food & drug retail (0%), telecommunications (+1%) and cable/satellite TV (+2%).

Comments from Portfolio Manager Gregory Pappas:  For the fiscal year, the Fund's share classes gained about 4% to 5%, performing roughly in line with the ICE BofAML® US High Yield Constrained Index. Versus the benchmark, underlying managers with allocations to the stocks of leveraged companies provided the biggest boost to performance. Fidelity® Capital & Income Fund was the primary relative contributor, fueled by a sizable equity allocation. The portfolio manager of this fund pursues an opportunistic investment strategy and this period, had about 20% of the fund's assets in stocks – the maximum allowable allocation. BlackRock High Yield Bond Portfolio was another leading contributor, aided by a modest allocation to stocks, as well as strong selection among high-yield bonds. BlackRock also benefited from being fully invested; it had the smallest cash stake among the Fund’s underlying managers. There were no relative detractors this period, but MainStay High Yield Corporate Bond Fund performed about in line with the Fund’s benchmark due to its quality-focused, defensive strategy. MainStay had an above-average cash balance, holdings of investment-grade debt and a substantial underweighting in lower-quality bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Holdings as of February 28, 2018

% of fund's net assets
T. Rowe Price High Yield Fund I Class	24.7
BlackRock High Yield Bond Portfolio Institutional Class	20.9
Hotchkis & Wiley High Yield Fund Class I	20.5
MainStay High Yield Corporate Bond Fund Class I	20.1
Fidelity Capital & Income Fund	14.0
100.2

Asset Allocation (% of fund's net assets)

As of February 28, 2018
High Yield Fixed-Income Funds	100.2%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.2)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Fixed-Income Funds - 100.2%
	Shares	Value
High Yield Fixed-Income Funds - 100.2%
BlackRock High Yield Bond Portfolio Institutional Class	259,446	$2,002,920
Fidelity Capital & Income Fund (a)	131,378	1,349,255
Hotchkis & Wiley High Yield Fund Class I	162,239	1,967,960
MainStay High Yield Corporate Bond Fund Class I	340,043	1,934,847
T. Rowe Price High Yield Fund I Class	355,907	2,370,344

TOTAL FIXED-INCOME FUNDS		9,625,326

TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $9,388,460)		9,625,326
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(20,882)
NET ASSETS - 100%		$9,604,444

Legend

 (a) Affiliated Fund

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Capital & Income Fund	$1,257,661	$77,160	$11,100	$62,423	$620	$24,914	$1,349,255
Total	$1,257,661	$77,160	$11,100	$62,423	$620	$24,914	$1,349,255

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $8,107,451)	$8,276,071
Affiliated issuers (cost $1,281,009)	1,349,255
Total Investment in Securities (cost $9,388,460)		$9,625,326
Cash		6
Receivable for investments sold		231
Receivable for fund shares sold		12,296
Prepaid expenses		4
Receivable from investment adviser for expense reductions		4,733
Other receivables		155
Total assets		9,642,751
Liabilities
Payable for fund shares redeemed	$12,528
Distribution and service plan fees payable	25
Audit fees payable	23,036
Custody fees payable	2,468
Other affiliated payables	99
Other payables and accrued expenses	151
Total liabilities		38,307
Net Assets		$9,604,444
Net Assets consist of:
Paid in capital		$10,026,175
Distributions in excess of net investment income		(342)
Accumulated undistributed net realized gain (loss) on investments		(658,255)
Net unrealized appreciation (depreciation) on investments		236,866
Net Assets		$9,604,444
Income Opportunities:
Net Asset Value, offering price and redemption price per share ($9,368,914 ÷ 930,097 shares)		$10.07
Class L:
Net Asset Value, offering price and redemption price per share ($119,616 ÷ 11,874 shares)		$10.07
Class N:
Net Asset Value, offering price and redemption price per share ($115,914 ÷ 11,508 shares)		$10.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends:
Unaffiliated issuers		$481,318
Affiliated issuers		48,801
Total income		530,119
Expenses
Management fee	$29,484
Transfer agent fees	269
Distribution and service plan fees	299
Accounting fees and expenses	1,227
Custodian fees and expenses	7,366
Independent trustees' fees and expenses	121
Registration fees	45,386
Audit	36,788
Legal	528
Miscellaneous	200
Total expenses before reductions	121,668
Expense reductions	(111,457)	10,211
Net investment income (loss)		519,908
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(29,216)
Affiliated issuers	620
Realized gain distributions from underlying funds:
Unaffiliated issuers	3,903
Affiliated issuers	13,622
Total net realized gain (loss)		(11,071)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(78,933)
Other affiliated issuers	24,914
Total change in net unrealized appreciation (depreciation)		(54,019)
Net gain (loss)		(65,090)
Net increase (decrease) in net assets resulting from operations		$454,818

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$519,908	$413,329
Net realized gain (loss)	(11,071)	(52,784)
Change in net unrealized appreciation (depreciation)	(54,019)	924,450
Net increase (decrease) in net assets resulting from operations	454,818	1,284,995
Distributions to shareholders from net investment income	(524,868)	(414,457)
Distributions to shareholders from net realized gain	(2,609)	(10,676)
Total distributions	(527,477)	(425,133)
Share transactions - net increase (decrease)	1,063,370	1,277,661
Redemption fees	1,149	1,466
Total increase (decrease) in net assets	991,860	2,138,989
Net Assets
Beginning of period	8,612,584	6,473,595
End of period	$9,604,444	$8,612,584
Other Information
Undistributed net investment income end of period	$–	$4,721
Distributions in excess of net investment income end of period	$(342)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Income Opportunities Fund of Funds

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.16	$8.98	$10.42	$10.88	$10.60
Income from Investment Operations
Net investment income (loss)B	.537	.559	.562	.585	.616
Net realized and unrealized gain (loss)	(.083)	1.192	(1.339)	(.382)	.296
Total from investment operations	.454	1.751	(.777)	.203	.912
Distributions from net investment income	(.542)	(.560)	(.553)	(.586)	(.610)
Distributions from net realized gain	(.003)	(.013)	(.108)	(.079)	(.031)
Total distributions	(.545)	(.573)	(.661)	(.665)	(.641)
Redemption fees added to paid in capitalB	.001	.002	(.002)	.002	.009
Net asset value, end of period	$10.07	$10.16	$8.98	$10.42	$10.88
Total ReturnC	4.57%	19.97%	(7.83)%	1.95%	9.02%
Ratios to Average Net AssetsD
Expenses before reductions	1.23%	1.74%	1.50%	1.53%	4.32%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	5.29%	5.74%	5.73%	5.50%	5.83%
Supplemental Data
Net assets, end of period (000 omitted)	$9,369	$8,010	$5,632	$6,515	$5,358
Portfolio turnover rateE	42%	37%	65%	39%	46%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Income Opportunities Fund of Funds Class L

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.16	$8.98	$10.41	$10.88	$10.62
Income from Investment Operations
Net investment income (loss)C	.537	.558	.561	.585	.186
Net realized and unrealized gain (loss)	(.083)	1.193	(1.328)	(.392)	.278
Total from investment operations	.454	1.751	(.767)	.193	.464
Distributions from net investment income	(.542)	(.560)	(.553)	(.586)	(.180)
Distributions from net realized gain	(.003)	(.013)	(.108)	(.079)	(.027)
Total distributions	(.545)	(.573)	(.661)	(.665)	(.207)
Redemption fees added to paid in capitalC	.001	.002	(.002)	.002	.003
Net asset value, end of period	$10.07	$10.16	$8.98	$10.41	$10.88
Total ReturnD,E	4.57%	19.96%	(7.74)%	1.85%	4.44%
Ratios to Average Net AssetsF
Expenses before reductions	1.24%	1.75%	1.50%	1.54%	3.35%G
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%G
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%G
Net investment income (loss)	5.30%	5.74%	5.73%	5.50%	5.83%G
Supplemental Data
Net assets, end of period (000 omitted)	$120	$118	$98	$106	$104
Portfolio turnover rateH	42%	37%	65%	39%	46%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Income Opportunities Fund of Funds Class N

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.16	$8.98	$10.41	$10.88	$10.62
Income from Investment Operations
Net investment income (loss)C	.512	.534	.537	.559	.178
Net realized and unrealized gain (loss)	(.083)	1.192	(1.329)	(.392)	.279
Total from investment operations	.429	1.726	(.792)	.167	.457
Distributions from net investment income	(.517)	(.535)	(.528)	(.560)	(.173)
Distributions from net realized gain	(.003)	(.013)	(.108)	(.079)	(.027)
Total distributions	(.520)	(.548)	(.636)	(.639)	(.200)
Redemption fees added to paid in capitalC	.001	.002	(.002)	.002	.003
Net asset value, end of period	$10.07	$10.16	$8.98	$10.41	$10.88
Total ReturnD,E	4.31%	19.66%	(7.97)%	1.60%	4.37%
Ratios to Average Net AssetsF
Expenses before reductions	1.49%	2.00%	1.75%	1.78%	3.61%G
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%G
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%G
Net investment income (loss)	5.05%	5.49%	5.48%	5.25%	5.58%G
Supplemental Data
Net assets, end of period (000 omitted)	$116	$117	$98	$106	$104
Portfolio turnover rateH	42%	37%	65%	39%	46%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Strategic Advisers Income Opportunities Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund offers Income Opportunities, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective December 5, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$346,911
Gross unrealized depreciation	(143,875)
Net unrealized appreciation (depreciation)	$203,036
Tax Cost	$9,422,290

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,695
Capital loss carryforward	$(627,316)
Net unrealized appreciation (depreciation) on securities and other investments	$203,036

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(51,631)
Long-term	(575,685)
Total capital loss carryforward	$(627,316)

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$527,477	$ 425,133
Total	$527,477	$ 425,133

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $5,283,323 and $4,187,258, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .80% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (FIAM) (an affiliate of the investment adviser) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIAM has not been allocated any portion of the Fund's assets. FIAM in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$299	$299

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Income Opportunities	$265	-
Class L	2	–
Class N	2	–
	$269

 (a) Amount less than .005%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $26 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2019. During the period, this waiver reduced the Fund's management fee by $29,484.

The investment adviser has also contractually agreed to reimburse Income Opportunities, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2019. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees, the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Income Opportunities	.10%	$76,999
Class F	.10%	2,940
Class L	.10%	1,011
Class N	.35%	1,023

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net investment income
Income Opportunities	$495,297	$370,334
Class F	17,027	31,875
Class L	6,461	6,282
Class N	6,083	5,966
Total	$524,868	$414,457
From net realized gain
Income Opportunities	$2,428	$9,722
Class F	111	659
Class L	35	148
Class N	35	147
Total	$2,609	$10,676

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Income Opportunities
Shares sold	623,310	437,285	$6,325,763	$4,301,047
Reinvestment of distributions	49,021	38,891	497,670	379,977
Shares redeemed	(530,834)	(314,625)	(5,394,780)	(3,066,874)
Net increase (decrease)	141,497	161,551	$1,428,653	$1,614,150
Class F
Shares sold	19,042	10,853	$193,069	$105,566
Reinvestment of distributions	1,621	3,344	16,454	32,534
Shares redeemed	(56,895)	(49,846)	(577,996)	(487,133)
Net increase (decrease)	(36,232)	(35,649)	$(368,473)	$(349,033)
Class L
Shares sold	253	–	$2,575	$–
Reinvestment of distributions	640	659	6,496	6,430
Shares redeemed	(606)	–	(6,093)	–
Net increase (decrease)	287	659	$2,978	$6,430
Class N
Reinvestment of distributions	603	627	6,118	6,114
Shares redeemed	(587)	–	(5,906)	–
Net increase (decrease)	16	627	$212	$6,114

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund of Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Income Opportunities Fund of Funds (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and broker. We believe that our audits provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Income Opportunities	.10%
Actual		$1,000.00	$1,016.30	$.50
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class L	.10%
Actual		$1,000.00	$1,017.30	$.50
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class N	.35%
Actual		$1,000.00	$1,016.10	$1.75
Hypothetical-C		$1,000.00	$1,023.06	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers Income Opportunities Fund of Funds
Income Opportunities	04/09/18	04/06/18	$0.004
Class L	04/09/18	04/06/18	$0.004
Class N	04/09/18	04/06/18	$0.004

A total of 0.11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund of Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with FIAM LLC (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-adviser are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2017 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by the sub-adviser. The Trustees noted that under the Sub-Advisory Agreement subject to oversight by Strategic Advisers, the sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that the sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and itsaffiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of the sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2016, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Income Opportunities Fund of Funds

2016 Total Return % vs. Morningstar High Yield Bond and BofA ML US HY Const:

75% beaten
Retail Class
Benchmark
Class N
25% beaten
18
16
14
12
10
17.5
15.2
14.3
14.0
11.6
1 Year
16
14
12
10
8
6
14.9
12.9
12.2
11.4
7.9
3 Year

% Beaten		
Retail Class	63%	70%
Class F	63%	70%
Class L	63%	70%
Class N	59%	60%

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class was in the second quartile for the one- and three-year periods ended December 31, 2016. The Board also noted that the retail class had out-performed 63% and 70% of its peers for the one- and three-year periods, respectively, ended December 31, 2016. The Board also noted that the investment performance of the retail class was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2018 and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.80% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Income Opportunities Fund of Funds

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2016.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2016. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and the sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to the sub-adviser as a result of its relationship with the fund. The Board considered profitability information provided by the sub-adviser in light of the nature of the relationship between Strategic Advisers and the sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the StrategicAdvisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered thatthe fund's Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund.The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2018 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

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ODF-ANN-0418
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Strategic Advisers® Income Opportunities Fund of Funds Class L and Class N Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Life of fundA
Class L	4.57%	5.14%	6.38%
Class N	4.31%	4.92%	6.18%

 A From June 19, 2012

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Income Opportunities Fund of Funds, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Income Opportunities Fund of Funds, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund of Funds - Class L on June 19, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® US High Yield Constrained Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$14,225	Strategic Advisers® Income Opportunities Fund of Funds - Class L
$14,416	ICE® BofAML® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 4.12% for the 12 months ending February 28, 2018, as measured by the ICE BofAML® US High Yield Constrained Index. High-yield started the period on a volatile note, amid declining oil prices, rising U.S. Treasury yields and heavy new supply. The asset class began to recover in late March, as oil prices rose and interest rates moderated. High yield then maintained positive momentum into late July, rising along with other risk assets and supported by the view that the new administration’s agenda would be stimulative for the U.S. economy. Although heightened geopolitical risk and industry-specific developments hampered the asset class for a brief stretch in August, the favorable environment for risk assets generally prevailed overall, as the index continued on an uptrend until late-January. At that point, rising 10-year Treasury yields began to weigh on sentiment. The asset class did poorly in February amid the most severe selloff for stocks since January 2016 and an intra-month four-year high for 10-year Treasury yields. By industry, metals/mining (+7%), chemicals (+6%) and energy (+5%) were boosted by firming commodities prices and the potential for increased infrastructure spending. Other big movers included utilities (+8%), banks & thrifts (7%) and aerospace (+7%). Notable laggards included food & drug retail (0%), telecommunications (+1%) and cable/satellite TV (+2%).

Comments from Portfolio Manager Gregory Pappas:  For the fiscal year, the Fund's share classes gained about 4% to 5%, performing roughly in line with the ICE BofAML® US High Yield Constrained Index. Versus the benchmark, underlying managers with allocations to the stocks of leveraged companies provided the biggest boost to performance. Fidelity® Capital & Income Fund was the primary relative contributor, fueled by a sizable equity allocation. The portfolio manager of this fund pursues an opportunistic investment strategy and this period, had about 20% of the fund's assets in stocks – the maximum allowable allocation. BlackRock High Yield Bond Portfolio was another leading contributor, aided by a modest allocation to stocks, as well as strong selection among high-yield bonds. BlackRock also benefited from being fully invested; it had the smallest cash stake among the Fund’s underlying managers. There were no relative detractors this period, but MainStay High Yield Corporate Bond Fund performed about in line with the Fund’s benchmark due to its quality-focused, defensive strategy. MainStay had an above-average cash balance, holdings of investment-grade debt and a substantial underweighting in lower-quality bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Holdings as of February 28, 2018

% of fund's net assets
T. Rowe Price High Yield Fund I Class	24.7
BlackRock High Yield Bond Portfolio Institutional Class	20.9
Hotchkis & Wiley High Yield Fund Class I	20.5
MainStay High Yield Corporate Bond Fund Class I	20.1
Fidelity Capital & Income Fund	14.0
100.2

Asset Allocation (% of fund's net assets)

As of February 28, 2018
High Yield Fixed-Income Funds	100.2%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.2)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Fixed-Income Funds - 100.2%
	Shares	Value
High Yield Fixed-Income Funds - 100.2%
BlackRock High Yield Bond Portfolio Institutional Class	259,446	$2,002,920
Fidelity Capital & Income Fund (a)	131,378	1,349,255
Hotchkis & Wiley High Yield Fund Class I	162,239	1,967,960
MainStay High Yield Corporate Bond Fund Class I	340,043	1,934,847
T. Rowe Price High Yield Fund I Class	355,907	2,370,344

TOTAL FIXED-INCOME FUNDS		9,625,326

TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $9,388,460)		9,625,326
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(20,882)
NET ASSETS - 100%		$9,604,444

Legend

 (a) Affiliated Fund

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Capital & Income Fund	$1,257,661	$77,160	$11,100	$62,423	$620	$24,914	$1,349,255
Total	$1,257,661	$77,160	$11,100	$62,423	$620	$24,914	$1,349,255

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $8,107,451)	$8,276,071
Affiliated issuers (cost $1,281,009)	1,349,255
Total Investment in Securities (cost $9,388,460)		$9,625,326
Cash		6
Receivable for investments sold		231
Receivable for fund shares sold		12,296
Prepaid expenses		4
Receivable from investment adviser for expense reductions		4,733
Other receivables		155
Total assets		9,642,751
Liabilities
Payable for fund shares redeemed	$12,528
Distribution and service plan fees payable	25
Audit fees payable	23,036
Custody fees payable	2,468
Other affiliated payables	99
Other payables and accrued expenses	151
Total liabilities		38,307
Net Assets		$9,604,444
Net Assets consist of:
Paid in capital		$10,026,175
Distributions in excess of net investment income		(342)
Accumulated undistributed net realized gain (loss) on investments		(658,255)
Net unrealized appreciation (depreciation) on investments		236,866
Net Assets		$9,604,444
Income Opportunities:
Net Asset Value, offering price and redemption price per share ($9,368,914 ÷ 930,097 shares)		$10.07
Class L:
Net Asset Value, offering price and redemption price per share ($119,616 ÷ 11,874 shares)		$10.07
Class N:
Net Asset Value, offering price and redemption price per share ($115,914 ÷ 11,508 shares)		$10.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends:
Unaffiliated issuers		$481,318
Affiliated issuers		48,801
Total income		530,119
Expenses
Management fee	$29,484
Transfer agent fees	269
Distribution and service plan fees	299
Accounting fees and expenses	1,227
Custodian fees and expenses	7,366
Independent trustees' fees and expenses	121
Registration fees	45,386
Audit	36,788
Legal	528
Miscellaneous	200
Total expenses before reductions	121,668
Expense reductions	(111,457)	10,211
Net investment income (loss)		519,908
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(29,216)
Affiliated issuers	620
Realized gain distributions from underlying funds:
Unaffiliated issuers	3,903
Affiliated issuers	13,622
Total net realized gain (loss)		(11,071)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(78,933)
Other affiliated issuers	24,914
Total change in net unrealized appreciation (depreciation)		(54,019)
Net gain (loss)		(65,090)
Net increase (decrease) in net assets resulting from operations		$454,818

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$519,908	$413,329
Net realized gain (loss)	(11,071)	(52,784)
Change in net unrealized appreciation (depreciation)	(54,019)	924,450
Net increase (decrease) in net assets resulting from operations	454,818	1,284,995
Distributions to shareholders from net investment income	(524,868)	(414,457)
Distributions to shareholders from net realized gain	(2,609)	(10,676)
Total distributions	(527,477)	(425,133)
Share transactions - net increase (decrease)	1,063,370	1,277,661
Redemption fees	1,149	1,466
Total increase (decrease) in net assets	991,860	2,138,989
Net Assets
Beginning of period	8,612,584	6,473,595
End of period	$9,604,444	$8,612,584
Other Information
Undistributed net investment income end of period	$–	$4,721
Distributions in excess of net investment income end of period	$(342)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Income Opportunities Fund of Funds

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.16	$8.98	$10.42	$10.88	$10.60
Income from Investment Operations
Net investment income (loss)B	.537	.559	.562	.585	.616
Net realized and unrealized gain (loss)	(.083)	1.192	(1.339)	(.382)	.296
Total from investment operations	.454	1.751	(.777)	.203	.912
Distributions from net investment income	(.542)	(.560)	(.553)	(.586)	(.610)
Distributions from net realized gain	(.003)	(.013)	(.108)	(.079)	(.031)
Total distributions	(.545)	(.573)	(.661)	(.665)	(.641)
Redemption fees added to paid in capitalB	.001	.002	(.002)	.002	.009
Net asset value, end of period	$10.07	$10.16	$8.98	$10.42	$10.88
Total ReturnC	4.57%	19.97%	(7.83)%	1.95%	9.02%
Ratios to Average Net AssetsD
Expenses before reductions	1.23%	1.74%	1.50%	1.53%	4.32%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	5.29%	5.74%	5.73%	5.50%	5.83%
Supplemental Data
Net assets, end of period (000 omitted)	$9,369	$8,010	$5,632	$6,515	$5,358
Portfolio turnover rateE	42%	37%	65%	39%	46%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Income Opportunities Fund of Funds Class L

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.16	$8.98	$10.41	$10.88	$10.62
Income from Investment Operations
Net investment income (loss)C	.537	.558	.561	.585	.186
Net realized and unrealized gain (loss)	(.083)	1.193	(1.328)	(.392)	.278
Total from investment operations	.454	1.751	(.767)	.193	.464
Distributions from net investment income	(.542)	(.560)	(.553)	(.586)	(.180)
Distributions from net realized gain	(.003)	(.013)	(.108)	(.079)	(.027)
Total distributions	(.545)	(.573)	(.661)	(.665)	(.207)
Redemption fees added to paid in capitalC	.001	.002	(.002)	.002	.003
Net asset value, end of period	$10.07	$10.16	$8.98	$10.41	$10.88
Total ReturnD,E	4.57%	19.96%	(7.74)%	1.85%	4.44%
Ratios to Average Net AssetsF
Expenses before reductions	1.24%	1.75%	1.50%	1.54%	3.35%G
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%G
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%G
Net investment income (loss)	5.30%	5.74%	5.73%	5.50%	5.83%G
Supplemental Data
Net assets, end of period (000 omitted)	$120	$118	$98	$106	$104
Portfolio turnover rateH	42%	37%	65%	39%	46%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Income Opportunities Fund of Funds Class N

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.16	$8.98	$10.41	$10.88	$10.62
Income from Investment Operations
Net investment income (loss)C	.512	.534	.537	.559	.178
Net realized and unrealized gain (loss)	(.083)	1.192	(1.329)	(.392)	.279
Total from investment operations	.429	1.726	(.792)	.167	.457
Distributions from net investment income	(.517)	(.535)	(.528)	(.560)	(.173)
Distributions from net realized gain	(.003)	(.013)	(.108)	(.079)	(.027)
Total distributions	(.520)	(.548)	(.636)	(.639)	(.200)
Redemption fees added to paid in capitalC	.001	.002	(.002)	.002	.003
Net asset value, end of period	$10.07	$10.16	$8.98	$10.41	$10.88
Total ReturnD,E	4.31%	19.66%	(7.97)%	1.60%	4.37%
Ratios to Average Net AssetsF
Expenses before reductions	1.49%	2.00%	1.75%	1.78%	3.61%G
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%G
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%G
Net investment income (loss)	5.05%	5.49%	5.48%	5.25%	5.58%G
Supplemental Data
Net assets, end of period (000 omitted)	$116	$117	$98	$106	$104
Portfolio turnover rateH	42%	37%	65%	39%	46%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Strategic Advisers Income Opportunities Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund offers Income Opportunities, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective December 5, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$346,911
Gross unrealized depreciation	(143,875)
Net unrealized appreciation (depreciation)	$203,036
Tax Cost	$9,422,290

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,695
Capital loss carryforward	$(627,316)
Net unrealized appreciation (depreciation) on securities and other investments	$203,036

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(51,631)
Long-term	(575,685)
Total capital loss carryforward	$(627,316)

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$527,477	$ 425,133
Total	$527,477	$ 425,133

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $5,283,323 and $4,187,258, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .80% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (FIAM) (an affiliate of the investment adviser) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIAM has not been allocated any portion of the Fund's assets. FIAM in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$299	$299

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Income Opportunities	$265	-
Class L	2	–
Class N	2	–
	$269

 (a) Amount less than .005%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $26 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2019. During the period, this waiver reduced the Fund's management fee by $29,484.

The investment adviser has also contractually agreed to reimburse Income Opportunities, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2019. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees, the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Income Opportunities	.10%	$76,999
Class F	.10%	2,940
Class L	.10%	1,011
Class N	.35%	1,023

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net investment income
Income Opportunities	$495,297	$370,334
Class F	17,027	31,875
Class L	6,461	6,282
Class N	6,083	5,966
Total	$524,868	$414,457
From net realized gain
Income Opportunities	$2,428	$9,722
Class F	111	659
Class L	35	148
Class N	35	147
Total	$2,609	$10,676

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Income Opportunities
Shares sold	623,310	437,285	$6,325,763	$4,301,047
Reinvestment of distributions	49,021	38,891	497,670	379,977
Shares redeemed	(530,834)	(314,625)	(5,394,780)	(3,066,874)
Net increase (decrease)	141,497	161,551	$1,428,653	$1,614,150
Class F
Shares sold	19,042	10,853	$193,069	$105,566
Reinvestment of distributions	1,621	3,344	16,454	32,534
Shares redeemed	(56,895)	(49,846)	(577,996)	(487,133)
Net increase (decrease)	(36,232)	(35,649)	$(368,473)	$(349,033)
Class L
Shares sold	253	–	$2,575	$–
Reinvestment of distributions	640	659	6,496	6,430
Shares redeemed	(606)	–	(6,093)	–
Net increase (decrease)	287	659	$2,978	$6,430
Class N
Reinvestment of distributions	603	627	6,118	6,114
Shares redeemed	(587)	–	(5,906)	–
Net increase (decrease)	16	627	$212	$6,114

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund of Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Income Opportunities Fund of Funds (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and broker. We believe that our audits provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Income Opportunities	.10%
Actual		$1,000.00	$1,016.30	$.50
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class L	.10%
Actual		$1,000.00	$1,017.30	$.50
Hypothetical-C		$1,000.00	$1,024.30	$.50
Class N	.35%
Actual		$1,000.00	$1,016.10	$1.75
Hypothetical-C		$1,000.00	$1,023.06	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers Income Opportunities Fund of Funds
Income Opportunities	04/09/18	04/06/18	$0.004
Class L	04/09/18	04/06/18	$0.004
Class N	04/09/18	04/06/18	$0.004

A total of 0.11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund of Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with FIAM LLC (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-adviser are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2017 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by the sub-adviser. The Trustees noted that under the Sub-Advisory Agreement subject to oversight by Strategic Advisers, the sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that the sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and itsaffiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of the sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2016, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Income Opportunities Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class was in the second quartile for the one- and three-year periods ended December 31, 2016. The Board also noted that the retail class had out-performed 63% and 70% of its peers for the one- and three-year periods, respectively, ended December 31, 2016. The Board also noted that the investment performance of the retail class was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2018 and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.80% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Income Opportunities Fund of Funds

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2016.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2016. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and the sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to the sub-adviser as a result of its relationship with the fund. The Board considered profitability information provided by the sub-adviser in light of the nature of the relationship between Strategic Advisers and the sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the StrategicAdvisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered thatthe fund's Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund.The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2018 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

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ODF-L-ODF-N-ANN-0418
1.9585963.104

Strategic Advisers® International Fund Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® International Fund	20.53%	7.36%	3.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Fund on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$14,409	Strategic Advisers® International Fund
$13,406	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Stocks entered 2018 reinforced by accelerating corporate earnings, synchronous global economic growth and optimism around U.S. tax reform. Volatility spiked in February, though, amid fear that interest rates could rise faster than expected. Nevertheless, the MSCI World ex USA Index gained 19.12% for the 12 months ending February 28, 2018, aided partly by a generally weak U.S. dollar. Within the index, growth- led value-oriented stocks, and small-caps bested large-caps. Certain election results in continental Europe (+24%) suggested ebbing political risk there, whereas bumpy Brexit negotiations and sterling strength hindered the U.K. (+15%). Central-bank accommodation helped Japan (+22%) overcome recent yen strength and outperform the rest of the Asia-Pacific group (+15%). Meanwhile, commodity-price volatility weighed on Canada (+7%). Sector-wise, information technology (+36%) was lifted by software, semiconductor and internet-related names. Financials (+21%) rode rising interest rates that, at the same time, hurt real estate (+14%) and three other “bond proxy” sectors: consumer staples (+12%), utilities (+12%) and telecom services (+8%). Demand from China aided materials (+24%) and industrials (+24%). Energy (+14%) and health care (+10%) rallied from early-period difficulty. Elsewhere, the MSCI Emerging Markets Index rose 30.97% for the year, notably supported by China plus Brazil, Russia and India.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund gained 20.53%, slightly outpacing the 20.37% return of the benchmark MSCI EAFE Index. Versus the benchmark, Fidelity® International Discovery Fund and sub-adviser William Blair Investment Management contributed the most. Both managers’ quality-growth investment styles and favorable positioning enabled them to outperform the MSCI EAFE by sizable margins. Both managers benefited from overall positioning in information technology, along with picks in financials. Country-wise, activity in Europe ex U.K., Japan and in emerging markets likewise proved most additive for both managers. The Research Equity strategy managed by sub-adviser Massachusetts Financial Services, which follows a GARP (growth at a reasonable price) discipline, was another contributor. On the downside, Morgan Stanley International Equity Portfolio was the primary relative detractor, although its performance was in line with my expectations, given its quality-value orientation. Also, small positions in two exchange-traded funds (ETFs) that I held for risk-management purposes – WisdomTree® Europe Hedged Equity Fund and iShares® MSCI Australia ETF – were relative detractors this period. I continued to increase the Fund’s exposure to sub-advisers in an effort to capitalize on the benefits of such relationships.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2018

(excluding cash equivalents)

% of fund's net assets
Fidelity International Discovery Fund	7.1
iShares MSCI Japan ETF	5.6
Oakmark International Fund Investor Class	4.4
Fidelity Diversified International Fund	4.3
Artisan International Value Fund Investor Class	4.0
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class A	4.0
Fidelity Overseas Fund	2.9
Harbor International Fund Institutional Class	2.5
Janus Henderson International Opportunities Fund	2.3
iShares MSCI EMU Index ETF	2.1
39.2

Asset Allocation (% of fund's net assets)

As of February 28, 2018
Common Stocks	41.5%
Preferred Stocks	0.9%
Europe Stock Funds	5.6%
Foreign Large Blend Funds	18.3%
Foreign Large Growth Funds	17.1%
Foreign Large Value Funds	1.8%
Foreign Small Mid Growth Funds	0.2%
Foreign Small Mid Blend Funds	1.3%
Foreign Small Mid Value Funds	0.2%
Other	8.2%
Sector Funds	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	4.7%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 41.5%
	Shares	Value
CONSUMER DISCRETIONARY - 3.5%
Auto Components - 0.6%
Aisin Seiki Co. Ltd.	6,600	$384,100
Brembo SpA	105,067	1,468,369
Bridgestone Corp.	138,900	6,165,714
Continental AG	34,058	9,306,201
DENSO Corp.	94,100	5,492,413
Faurecia SA	46,494	3,887,413
FCC Co. Ltd.	48,800	1,376,421
GKN PLC	4,359,075	26,247,718
Koito Manufacturing Co. Ltd.	292,500	20,182,351
LEONI AG	5,465	371,634
Michelin CGDE Series B	79,480	12,216,449
Motherson Sumi Systems Ltd.	387,659	1,948,298
Nokian Tyres PLC	33,868	1,552,408
Sogefi SpA (a)	106,008	424,708
Stanley Electric Co. Ltd.	38,000	1,481,391
Toyota Industries Corp.	144,300	9,044,128
Valeo SA	126,276	8,166,008
		109,715,724
Automobiles - 0.3%
Bayerische Motoren Werke AG (BMW)	50,364	5,291,489
Ferrari NV	77,515	9,605,782
Honda Motor Co. Ltd.	55,100	1,992,542
Maruti Suzuki India Ltd.	55,895	7,549,631
Mazda Motor Corp.	241,400	3,344,951
Peugeot Citroen SA	274,418	6,191,935
Suzuki Motor Corp.	67,100	3,827,779
Yamaha Motor Co. Ltd.	159,300	5,037,623
		42,841,732
Distributors - 0.1%
Inchcape PLC	919,885	8,569,265
Diversified Consumer Services - 0.0%
Benesse Holdings, Inc.	10,900	390,174
Kroton Educacional SA	345,600	1,649,820
		2,039,994
Hotels, Restaurants & Leisure - 0.9%
Aristocrat Leisure Ltd.	388,368	7,382,991
Autogrill SpA	100,073	1,246,891
Carnival PLC	443,167	29,167,609
China Lodging Group Ltd. ADR	13,474	2,046,701
Compass Group PLC	2,374,480	50,446,325
Crown Ltd.	174,812	1,819,741
Galaxy Entertainment Group Ltd.	2,090,000	18,131,964
Greggs PLC	98,887	1,620,519
InterContinental Hotel Group PLC	54,540	3,514,247
Kindred Group PLC (depositary receipt)	201,508	3,267,525
Melco Crown Entertainment Ltd. sponsored ADR	154,228	4,233,559
MGM China Holdings Ltd.	1,061,300	3,109,496
Paddy Power Betfair PLC	57,495	6,651,750
Sands China Ltd.	392,400	2,188,957
The Star Entertainment Group Ltd.	209,099	856,150
TUI AG	363,600	7,678,628
TUI AG (GB)	238,387	5,038,602
Wynn Macau Ltd.	580,400	2,022,687
Yum China Holdings, Inc.	127,550	5,525,466
		155,949,808
Household Durables - 0.3%
Arcelik A/S	133,829	667,121
Electrolux AB (B Shares)	58,877	1,932,932
Husqvarna AB (B Shares)	152,095	1,623,127
Nikon Corp.	42,100	855,084
Panasonic Corp.	245,400	3,819,883
Persimmon PLC	110,019	3,933,019
Sekisui Chemical Co. Ltd.	62,700	1,174,707
SodaStream International Ltd. (a)	5,900	477,428
Sony Corp.	533,300	26,873,073
Techtronic Industries Co. Ltd.	1,889,500	11,854,713
		53,211,087
Internet & Direct Marketing Retail - 0.1%
Ctrip.com International Ltd. ADR (a)	90,106	4,143,074
MakeMyTrip Ltd. (a)	43,016	1,344,250
Start Today Co. Ltd.	98,500	2,544,265
		8,031,589
Leisure Products - 0.0%
Yamaha Corp.	57,600	2,544,703
Media - 0.3%
Daiichikosho Co. Ltd.	27,200	1,452,947
Hakuhodo DY Holdings, Inc.	55,300	798,345
Mediaset Espana Comunicacion SA	528,100	6,103,753
Publicis Groupe SA	139,900	10,521,748
UBM PLC	478,088	6,026,930
Vivendi SA	651,600	16,755,210
WPP PLC	648,166	12,412,460
Zenrin Co. Ltd.	18,000	579,942
		54,651,335
Multiline Retail - 0.0%
Debenhams PLC (b)	913,233	353,522
Dollarama, Inc.	50,646	5,894,623
Izumi Co. Ltd.	25,200	1,643,105
		7,891,250
Specialty Retail - 0.3%
Dufry AG (a)	41,030	5,885,968
Esprit Holdings Ltd. (a)	5,404,800	2,119,745
H&M Hennes & Mauritz AB (B Shares) (b)	171,916	2,836,642
Inditex SA	111,327	3,370,555
Metro AG	555,016	7,271,821
Mr Price Group Ltd.	165,509	3,945,533
Nitori Holdings Co. Ltd.	36,000	6,041,346
Nojima Co. Ltd.	19,500	458,280
USS Co. Ltd.	980,600	20,127,436
Via Varejo SA unit	231,900	1,956,248
WH Smith PLC	153,253	4,268,626
		58,282,200
Textiles, Apparel & Luxury Goods - 0.6%
adidas AG	68,192	15,108,891
Burberry Group PLC	73,064	1,533,236
Compagnie Financiere Richemont SA Series A	424,461	37,221,220
Gildan Activewear, Inc.	416,707	12,086,841
Hermes International SCA	10,474	5,632,772
Kering SA	35,281	16,556,289
LVMH Moet Hennessy - Louis Vuitton SA	55,755	16,676,155
Moncler SpA	63,550	2,205,435
Seiko Holdings Corp.	20,700	562,988
		107,583,827

TOTAL CONSUMER DISCRETIONARY		611,312,514

CONSUMER STAPLES - 5.1%
Beverages - 1.2%
Asahi Group Holdings	231,500	11,837,813
Coca-Cola Amatil Ltd.	1,034,900	6,999,294
Coca-Cola HBC AG	69,110	2,259,354
Coca-Cola West Co. Ltd.	172,925	6,546,488
Diageo PLC	1,754,386	59,527,343
Diageo PLC sponsored ADR	34,643	4,698,977
Embotelladoras Arca S.A.B. de CV	415,997	2,887,383
Fever-Tree Drinks PLC	67,671	2,310,778
Heineken Holding NV	156,296	15,546,970
Heineken NV (Bearer)	266,788	27,703,436
ITO EN Ltd.	385,200	16,146,637
Kirin Holdings Co. Ltd.	66,800	1,723,886
Pernod Ricard SA	251,749	41,255,745
Suntory Beverage & Food Ltd.	27,600	1,280,655
		200,724,759
Food & Staples Retailing - 0.3%
Bidcorp Ltd.	79,700	1,818,962
Booker Group PLC (b)	2,386,040	7,438,740
Casino Guichard Perrachon SA	20,975	1,136,217
FamilyMart Co. Ltd. (b)	67,500	5,090,398
Metro Wholesale & Food Specialist AG	299,718	5,845,479
Seven & i Holdings Co. Ltd.	34,000	1,419,220
Sundrug Co. Ltd.	297,800	13,731,536
Tesco PLC	2,152,800	6,229,055
Tsuruha Holdings, Inc.	14,300	2,070,504
Wesfarmers Ltd.	132,052	4,223,269
WM Morrison Supermarkets PLC	589,918	1,830,032
Woolworths Group Ltd.	139,998	2,991,718
		53,825,130
Food Products - 1.5%
Aryzta AG (b)	502,040	12,513,009
Britannia Industries Ltd.	34,042	2,596,292
China Mengniu Dairy Co. Ltd.	1,803,000	5,930,704
Danone SA	761,817	60,759,833
House Foods Group, Inc.	45,500	1,523,041
Kerry Group PLC Class A	291,539	29,082,653
M. Dias Branco SA	123,000	2,266,497
Nestle SA (Reg. S)	1,526,956	121,318,281
Nissin Food Holdings Co. Ltd.	67,300	4,579,263
Toyo Suisan Kaisha Ltd.	421,200	16,420,686
Yakult Honsha Co. Ltd. (b)	25,000	1,789,019
		258,779,278
Household Products - 0.5%
Colgate-Palmolive Co.	511,290	35,263,671
Reckitt Benckiser Group PLC	710,892	56,428,062
Unicharm Corp.	91,800	2,562,785
		94,254,518
Personal Products - 0.9%
Asaleo Care Ltd.	381,724	397,547
Fancl Corp.	42,700	1,532,288
Kao Corp.	660,500	48,213,121
Kobayashi Pharmaceutical Co. Ltd.	251,100	16,297,365
Kose Corp.	55,200	10,268,644
L'Oreal SA	170,750	36,714,630
Noevir Holdings Co. Ltd.	7,400	550,655
Pola Orbis Holdings, Inc.	166,900	6,997,139
Shiseido Co. Ltd.	218,000	13,073,722
Unilever NV (Certificaten Van Aandelen) (Bearer)	133,157	6,968,925
Unilever PLC	182,800	9,399,243
		150,413,279
Tobacco - 0.7%
British American Tobacco PLC:
(United Kingdom)	1,250,672	73,817,789
sponsored ADR	83,055	4,905,228
Imperial Tobacco Group PLC	489,457	17,573,141
Japan Tobacco, Inc.	1,165,600	33,076,376
		129,372,534

TOTAL CONSUMER STAPLES		887,369,498

ENERGY - 1.8%
Energy Equipment & Services - 0.2%
Core Laboratories NV (b)	80,620	8,300,635
Schlumberger Ltd.	99,248	6,514,639
TechnipFMC PLC	345,600	9,960,192
Tenaris SA	331,621	5,723,038
		30,498,504
Oil, Gas & Consumable Fuels - 1.6%
BP PLC	8,790,879	57,138,621
Cairn Energy PLC (a)	1,506,730	3,845,547
Caltex Australia Ltd.	284,245	7,705,078
China Petroleum & Chemical Corp. Class A	4,986,262	4,998,324
Enbridge, Inc.	223,535	7,109,152
Encana Corp.	2,042,118	21,420,596
Eni SpA	1,932,308	32,085,728
Galp Energia SGPS SA Class B	463,025	8,339,612
INPEX Corp.	615,900	7,369,998
JX Holdings, Inc.	1,935,500	11,609,798
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	290,001	3,174,258
Oil Search Ltd. ADR	1,302,507	7,526,584
OMV AG	50,070	2,846,893
Origin Energy Ltd. (a)	194,820	1,351,861
Petroleo Brasileiro SA - Petrobras (ON) (a)	470,600	3,355,320
Repsol SA	233,622	4,150,867
Royal Dutch Shell PLC:
Class A	108,849	3,453,441
Class B (United Kingdom)	1,372,214	43,525,554
Suncor Energy, Inc.	408,111	13,434,078
Total SA	568,571	32,339,619
		276,780,929

TOTAL ENERGY		307,279,433

FINANCIALS - 7.6%
Banks - 3.8%
AIB Group PLC	1,558,037	10,323,167
Banco Comercial Portugues SA (Reg.) (a)	3,360,216	1,198,160
Bank Ireland Group PLC	188,514	1,761,128
Bankinter SA	647,954	7,121,535
Barclays PLC	24,006,333	69,849,753
BGEO Group PLC	34,490	1,606,432
BNP Paribas SA	814,686	64,417,648
CaixaBank SA	2,094,482	10,169,240
Canadian Imperial Bank of Commerce	39,925	3,646,517
Chiba Bank Ltd.	663,000	5,441,834
Credicorp Ltd. (United States)	48,163	10,424,881
Credit Agricole SA	208,944	3,580,299
Danske Bank A/S	93,948	3,770,649
DBS Group Holdings Ltd.	838,900	18,028,627
DNB ASA	945,089	18,538,243
Erste Group Bank AG	282,328	14,355,406
FinecoBank SpA	312,995	3,825,498
Grupo Financiero Galicia SA sponsored ADR	28,657	1,803,672
HDFC Bank Ltd.	551,267	16,040,295
HSBC Holdings PLC:
(Hong Kong)	858,100	8,459,100
(United Kingdom)	382,000	3,756,695
IndusInd Bank Ltd.	129,157	3,311,776
Industrial & Commercial Bank of China Ltd. (H Shares)	17,304,000	14,752,360
ING Groep NV:
(Certificaten Van Aandelen)	1,212,714	21,280,688
sponsored ADR	51,466	904,772
Intesa Sanpaolo SpA	7,018,120	26,330,559
Intesa Sanpaolo SpA (Risparmio Shares)	519,464	2,061,364
Jyske Bank A/S (Reg.)	249,410	14,719,177
KBC Groep NV	443,125	41,521,857
Lloyds Banking Group PLC	23,082,127	21,808,734
Mebuki Financial Group, Inc.	1,096,000	4,393,525
Mediobanca SpA	650,600	7,763,434
Metro Bank PLC (a)(b)	32,748	1,773,889
Mitsubishi UFJ Financial Group, Inc.	6,466,000	45,544,212
North Pacific Bank Ltd.	975,900	3,378,484
Oversea-Chinese Banking Corp. Ltd.	358,800	3,511,093
PT Bank Central Asia Tbk	6,935,400	11,672,006
Resona Holdings, Inc.	1,551,200	8,787,725
Shinsei Bank Ltd.	132,900	2,087,035
Skandinaviska Enskilda Banken AB (A Shares)	67,344	790,380
Societe Generale Series A	120,864	6,867,450
Sumitomo Mitsui Financial Group, Inc.	1,028,500	44,453,475
Sumitomo Mitsui Trust Holdings, Inc.	32,200	1,293,090
Svenska Handelsbanken AB (A Shares)	1,319,386	18,051,703
Sydbank A/S	109,584	4,277,616
The Hachijuni Bank Ltd.	650,900	3,903,958
The Suruga Bank Ltd.	148,400	2,423,727
The Toronto-Dominion Bank	205,146	11,830,427
Turkiye Halk Bankasi A/S	323,434	819,326
Turkiye Is Bankasi A/S Series C	1,670,901	3,340,483
Turkiye Vakiflar Bankasi TAO	1,391,461	2,690,317
UniCredit SpA	2,047,174	43,174,251
United Overseas Bank Ltd.	34,200	716,385
Yapi ve Kredi Bankasi A/S (a)	879,812	1,101,645
Yes Bank Ltd.	832,864	4,077,734
		663,533,436
Capital Markets - 1.1%
3i Group PLC	954,483	12,277,540
Anima Holding SpA (c)	208,548	1,575,706
ASX Ltd.	59,380	2,671,566
Azimut Holding SpA	285,400	6,200,388
Banca Generali SpA	130,910	4,326,229
BT Investment Management Ltd.	111,195	907,155
Close Brothers Group PLC	69,175	1,486,771
Daiwa Securities Group, Inc.	3,212,100	21,353,484
Deutsche Borse AG	101,900	13,549,821
GAM Holding Ltd.	119,033	2,138,696
IG Group Holdings PLC	548,313	6,083,781
Intermediate Capital Group PLC	285,132	4,124,687
Japan Exchange Group, Inc.	72,400	1,245,342
Julius Baer Group Ltd.	313,983	20,394,148
Jupiter Fund Management PLC	406,157	2,844,050
Macquarie Group Ltd.	84,800	6,756,344
Magellan Financial Group Ltd.	57,748	1,130,254
Man Group PLC	982,842	2,309,485
Nomura Holdings, Inc.	795,100	4,840,071
Partners Group Holding AG	14,589	10,573,837
SBI Holdings, Inc. Japan	77,400	1,768,708
Thomson Reuters Corp.	38,300	1,508,637
TMX Group Ltd.	132,052	7,894,100
Tokai Tokyo Financial Holdings	72,100	532,861
UBS Group AG	2,893,325	54,828,165
		193,321,826
Consumer Finance - 0.1%
AEON Financial Service Co. Ltd.	613,500	14,256,559
Cembra Money Bank AG	18,968	1,784,825
		16,041,384
Diversified Financial Services - 0.5%
Cerved Information Solutions SpA	283,020	3,642,417
Challenger Ltd.	491,600	4,787,714
Eurazeo SA	19,642	1,874,647
EXOR NV	8,229	597,128
First Pacific Co. Ltd.	4,012,000	2,489,745
FirstRand Ltd.	1,325,612	8,229,318
Groupe Bruxelles Lambert SA	78,700	8,985,485
Industrivarden AB (A Shares)	41,782	1,045,521
Investor AB:
(A Shares)	28,185	1,254,934
(B Shares)	288,489	12,958,405
KBC Ancora	29,694	1,923,783
ORIX Corp.	1,059,700	18,761,565
Pargesa Holding SA	18,858	1,664,774
RMB Holdings Ltd.	500,450	3,672,555
Standard Life PLC	812,100	4,102,227
Zenkoku Hosho Co. Ltd.	48,600	2,142,531
		78,132,749
Insurance - 2.1%
AIA Group Ltd.	4,635,800	38,470,617
Allianz SE	49,430	11,482,159
Aon PLC	82,209	11,535,567
Assicurazioni Generali SpA	311,743	5,831,878
Aviva PLC	7,342,536	50,863,837
AXA SA	418,157	13,096,286
BB Seguridade Participacoes SA	77,800	697,274
CNP Assurances	65,068	1,576,827
Dai-ichi Mutual Life Insurance Co.	135,500	2,653,243
Fairfax Financial Holdings Ltd. (sub. vtg.)	31,195	15,246,459
Hiscox Ltd.	1,328,591	25,389,720
Jardine Lloyd Thompson Group PLC	363,411	6,581,000
Legal & General Group PLC	373,982	1,347,247
Manulife Financial Corp.	748,600	14,246,269
MS&AD Insurance Group Holdings, Inc.	516,100	15,926,497
NKSJ Holdings, Inc.	536,500	20,518,925
NN Group NV	61,029	2,720,729
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	1,867,500	19,670,948
Prudential PLC	1,286,520	32,236,415
QBE Insurance Group Ltd.	258,848	2,033,080
Societa Cattolica Di Assicurazioni SCRL	75,279	895,643
Storebrand ASA (A Shares)	66,670	579,940
Swiss Life Holding AG	15,574	5,624,134
Swiss Re Ltd.	90,079	9,165,054
Talanx AG	124,200	5,490,032
Unipol Gruppo SpA	177,468	882,570
Unipolsai SpA	1,035,033	2,482,382
Zurich Insurance Group AG	146,748	48,250,058
		365,494,790
Thrifts & Mortgage Finance - 0.0%
Genworth Mortgage Insurance Ltd.	241,072	468,854
Indiabulls Housing Finance Ltd.	96,777	1,842,868
		2,311,722

TOTAL FINANCIALS		1,318,835,907

HEALTH CARE - 3.8%
Biotechnology - 0.1%
3SBio, Inc.(a)(c)	867,500	1,638,949
Abcam PLC	100,238	1,750,950
CSL Ltd.	21,661	2,727,957
Genmab A/S (a)	8,020	1,631,033
HUGEL, Inc. (a)	2,719	1,387,676
Shire PLC	37,471	1,596,984
		10,733,549
Health Care Equipment & Supplies - 0.6%
ASAHI INTECC Co. Ltd.	80,000	2,818,783
Carl Zeiss Meditec AG	28,094	1,731,271
Dentsply Sirona, Inc.	187,437	10,507,718
Hoya Corp.	111,200	5,846,361
Koninklijke Philips Electronics NV	595,586	22,698,332
Mani, Inc.	16,100	605,935
Nihon Kohden Corp.	458,400	12,820,821
Olympus Corp.	22,400	895,874
Smith & Nephew PLC	233,472	4,076,156
Smith & Nephew PLC sponsored ADR	8,018	284,398
Sonova Holding AG Class B	7,396	1,156,039
Straumann Holding AG	7,395	4,981,528
Terumo Corp.	600,500	32,204,543
		100,627,759
Health Care Providers & Services - 0.2%
Alfresa Holdings Corp.	17,900	400,116
Fresenius Medical Care AG & Co. KGaA	59,920	6,321,875
Orpea	25,623	3,075,402
Sinopharm Group Co. Ltd. (H Shares)	464,800	2,036,446
Sonic Healthcare Ltd.	730,151	13,774,565
Suzuken Co. Ltd.	7,100	289,063
		25,897,467
Life Sciences Tools & Services - 0.1%
Eurofins Scientific SA	8,341	4,701,177
ICON PLC (a)	29,685	3,363,607
Lonza Group AG	60,655	15,367,525
		23,432,309
Pharmaceuticals - 2.8%
Astellas Pharma, Inc.	1,213,100	17,821,597
AstraZeneca PLC (United Kingdom)	521,349	34,123,472
Bayer AG	472,145	55,097,515
CSPC Pharmaceutical Group Ltd.	1,710,000	3,902,589
Daiichi Sankyo Kabushiki Kaisha	4,800	169,985
Dechra Pharmaceuticals PLC	85,627	2,950,847
GlaxoSmithKline PLC	2,182,044	39,132,209
Ipsen SA	10,929	1,600,984
Kyowa Hakko Kirin Co., Ltd.	17,300	362,654
Merck KGaA	100,300	9,994,964
Novartis AG	778,483	64,942,485
Novo Nordisk A/S:
Series B	905,450	46,839,800
Series B sponsored ADR	39,200	2,018,016
Otsuka Holdings Co. Ltd.	7,500	376,104
Recordati SpA	68,301	2,441,708
Roche Holding AG (participation certificate)	391,353	90,394,716
Rohto Pharmaceutical Co. Ltd.	508,800	14,085,296
Sanofi SA	170,875	13,490,561
Santen Pharmaceutical Co. Ltd.	2,236,300	35,600,913
Shionogi & Co. Ltd.	87,800	4,570,280
Takeda Pharmaceutical Co. Ltd.	878,500	49,811,577
		489,728,272

TOTAL HEALTH CARE		650,419,356

INDUSTRIALS - 7.0%
Aerospace & Defense - 0.4%
Airbus Group NV	36,570	4,377,339
Aselsan A/S	100,357	822,603
BAE Systems PLC	863,078	6,850,214
Bharat Electronics Ltd.	575,586	1,353,016
Cobham PLC (a)	11,871,109	18,428,884
Dassault Aviation SA	1,178	2,041,898
Leonardo SpA	230,347	2,465,780
Meggitt PLC	228,972	1,419,103
MTU Aero Engines Holdings AG	51,613	8,618,961
QinetiQ Group PLC	234,119	658,325
Rolls-Royce Holdings PLC	831,307	9,562,029
Safran SA	42,888	4,732,253
Senior Engineering Group PLC	233,333	929,872
Thales SA	79,046	8,785,576
		71,045,853
Air Freight & Logistics - 0.2%
Deutsche Post AG	162,193	7,399,448
Kintetsu World Express, Inc.	31,600	616,283
Oesterreichische Post AG	23,151	1,114,655
Yamato Holdings Co. Ltd.	873,100	21,735,512
		30,865,898
Airlines - 0.5%
Air New Zealand Ltd.	211,309	501,383
All Nippon Airways Ltd.	41,600	1,666,039
Deutsche Lufthansa AG	75,050	2,505,924
easyJet PLC	80,707	1,853,082
EL AL Israel Airlines Ltd.	468,062	169,306
International Consolidated Airlines Group SA	23,467	197,476
Japan Airlines Co. Ltd.	1,303,600	49,683,030
Qantas Airways Ltd.	2,211,409	10,066,181
Ryanair Holdings PLC sponsored ADR (a)	88,408	10,720,354
Turk Hava Yollari AO (a)	556,993	2,794,122
		80,156,897
Building Products - 0.4%
Asahi Glass Co. Ltd.	82,800	3,419,674
Belimo Holding AG (Reg.)	175	767,456
Compagnie de St. Gobain	102,894	5,823,680
Daikin Industries Ltd.	284,500	33,424,901
Geberit AG (Reg.)	12,012	5,422,916
Kaba Holding AG (B Shares) (Reg.)	1,719	1,576,622
Kingspan Group PLC (Ireland)	42,910	1,812,878
Nichias Corp.	126,000	1,673,036
Toto Ltd.	321,500	16,897,023
		70,818,186
Commercial Services & Supplies - 0.4%
Brambles Ltd.	3,764,941	27,834,367
Edenred SA	31,180	1,093,978
Intrum Justitia AB (b)	57,263	1,779,269
IWG PLC	179,563	580,993
Prosegur Compania de Seguridad SA (Reg.)	180,708	1,443,348
Rentokil Initial PLC	1,833,462	7,292,851
Ritchie Brothers Auctioneers, Inc.	180,428	5,849,287
Secom Co. Ltd.	233,800	16,721,104
Sohgo Security Services Co., Ltd.	123,200	5,792,869
		68,388,066
Construction & Engineering - 0.3%
Balfour Beatty PLC	4,422,824	16,074,072
Kajima Corp.	186,000	1,770,894
Koninklijke Boskalis Westminster NV	145,700	5,483,546
Maeda Corp.	78,200	936,310
Okumura Corp.	26,800	1,158,133
Taisei Corp.	53,400	2,706,463
VINCI SA	131,283	12,962,915
Voltas Ltd. (a)	295,500	2,744,746
		43,837,079
Electrical Equipment - 1.1%
ABB Ltd. (Reg.)	2,085,845	50,474,857
Fuji Electric Co. Ltd.	49,000	370,793
Gamesa Corporacion Tecnologica SA (b)	402,900	6,375,654
Legrand SA	399,865	31,348,677
Melrose Industries PLC	907,880	2,836,799
Mitsubishi Electric Corp.	158,100	2,666,752
OSRAM Licht AG	26,983	2,130,474
Prysmian SpA	204,286	6,415,173
Schneider Electric SA	1,015,719	88,031,165
		190,650,344
Industrial Conglomerates - 0.3%
Bidvest Group Ltd.	79,700	1,509,254
CK Hutchison Holdings Ltd.	1,018,400	12,728,201
DCC PLC (United Kingdom)	86,700	7,890,614
Siemens AG	97,200	12,737,171
Toshiba Corp. (a)	3,373,800	10,008,240
		44,873,480
Machinery - 1.5%
Aalberts Industries NV	55,565	2,779,758
Alfa Laval AB	479,683	11,522,601
Amada Holdings Co. Ltd.	48,600	647,128
Atlas Copco AB:
(A Shares)	292,811	12,455,366
(B Shares)	45,127	1,706,081
Bodycote PLC	75,821	955,675
Fanuc Corp.	91,700	23,171,891
Fuji Machine Manufacturing Co. Ltd.	30,800	627,100
GEA Group AG	655,773	30,998,998
Glory Ltd.	51,600	1,938,219
Hino Motors Ltd.	116,300	1,526,212
Hitachi Construction Machinery Co. Ltd.	46,100	1,953,019
Hoshizaki Corp.	16,300	1,468,904
IHI Corp.	41,200	1,395,086
IMI PLC	1,269,311	21,306,395
Interpump Group SpA	76,064	2,514,218
Kawasaki Heavy Industries Ltd.	49,800	1,804,562
KION Group AG	29,543	2,519,662
Komatsu Ltd.	766,600	27,797,013
Kone Oyj (B Shares) (b)	80,182	4,152,188
Kubota Corp.	1,008,000	18,240,499
Metso Corp.	7,200	229,960
Minebea Mitsumi, Inc.	196,700	4,448,972
Mitsubishi Heavy Industries Ltd.	160,540	6,533,211
Nabtesco Corp.	49,400	2,120,934
Nachi-Fujikoshi Corp.	82,000	510,143
Nordson Corp.	112,458	15,077,244
Schindler Holding AG (participation certificate)	95,396	22,289,560
SMC Corp.	7,100	2,959,117
Spirax-Sarco Engineering PLC	288,244	22,581,568
Sumitomo Heavy Industries Ltd.	51,200	1,994,549
Takuma Co. Ltd.	86,100	1,030,662
THK Co. Ltd.	39,000	1,683,212
Volvo AB (B Shares)	147,708	2,777,194
Wartsila Corp.	69,999	4,924,813
WashTec AG	8,923	738,674
		261,380,388
Marine - 0.0%
A.P. Moller - Maersk A/S Series B	5,200	8,446,773
Professional Services - 0.7%
Adecco SA (Reg.)	42,668	3,427,578
en-japan, Inc.	18,600	1,052,073
Experian PLC	558,206	11,916,851
Hays PLC	909,584	2,419,881
Intertek Group PLC	269,876	18,198,333
Nihon M&A Center, Inc.	85,800	5,563,927
Pagegroup PLC	106,083	782,167
Randstad Holding NV	36,327	2,588,533
Recruit Holdings Co. Ltd.	225,100	5,443,471
RELX NV	1,776,302	36,436,797
RELX PLC	92,916	1,905,094
SGS SA (Reg.)	7,839	19,894,843
TechnoPro Holdings, Inc.	55,300	3,288,171
Wolters Kluwer NV	203,726	10,319,522
		123,237,241
Road & Rail - 0.7%
Canadian National Railway Co.	280,273	21,684,463
Canadian Pacific Railway Ltd.	117,368	20,991,238
Central Japan Railway Co.	21,600	4,011,938
DSV de Sammensluttede Vognmaend A/S	178,510	13,981,630
East Japan Railway Co.	469,800	44,072,878
Globaltrans Investment PLC GDR (Reg. S)	104,376	1,147,930
Hankyu Hanshin Holdings, Inc.	65,300	2,432,972
Keisei Electric Railway Co.	61,300	1,997,875
Nippon Express Co. Ltd.	41,300	2,761,398
Sankyu, Inc.	59,880	2,888,665
Seino Holdings Co. Ltd.	106,400	1,808,280
Tobu Railway Co. Ltd.	63,500	1,955,305
Tokyu Corp.	178,000	2,837,983
West Japan Railway Co.	45,900	3,182,413
		125,754,968
Trading Companies & Distributors - 0.4%
Ashtead Group PLC	281,535	8,114,595
Brenntag AG	195,355	12,177,871
Bunzl PLC	611,544	16,413,837
Finning International, Inc.	60,074	1,600,163
Kanematsu Corp.	72,200	972,343
Marubeni Corp.	110,600	842,692
Misumi Group, Inc.	467,100	13,428,539
Mitsubishi Corp.	29,400	823,647
Rexel SA	206,600	3,628,521
Sumitomo Corp.	143,600	2,519,025
Toyota Tsusho Corp.	49,800	1,843,855
Wolseley PLC	26,960	1,899,995
		64,265,083
Transportation Infrastructure - 0.1%
Adani Ports & Special Economic Zone Ltd.	246,781	1,531,639
Aena Sme SA	32,402	6,580,619
Aeroports de Paris	5,020	1,015,066
Astm SpA	22,340	540,634
CCR SA	66,200	258,936
China Merchants Holdings International Co. Ltd.	3,778,582	8,774,319
Hamburger Hafen und Logistik AG	13,671	334,457
Kamigumi Co. Ltd.	94,000	2,054,455
Malaysia Airports Holdings Bhd	2,346,500	5,170,088
		26,260,213

TOTAL INDUSTRIALS		1,209,980,469

INFORMATION TECHNOLOGY - 5.9%
Communications Equipment - 0.1%
Telefonaktiebolaget LM Ericsson:
(B Shares)	949,012	6,348,534
(B Shares) sponsored ADR (b)	182,215	1,206,263
		7,554,797
Electronic Equipment & Components - 1.0%
Azbil Corp.	17,100	756,314
China High Precision Automation Group Ltd. (a)(d)	1,073,000	1
Flextronics International Ltd. (a)	294,700	5,334,070
Halma PLC	1,094,997	18,093,616
Hexagon AB (B Shares)	125,943	7,362,958
Hirose Electric Co. Ltd.	109,800	16,318,580
Hitachi Ltd.	5,484,900	41,477,390
Horiba Ltd.	7,600	562,004
Japan Aviation Electronics Industry Ltd.	59,000	891,439
Keyence Corp.	37,400	22,649,461
Kyocera Corp.	69,700	4,110,848
Lotes Co. Ltd.	118,000	789,674
OMRON Corp.	382,600	22,516,930
Renishaw PLC	55,033	3,638,819
Samsung SDI Co. Ltd.	19,580	3,089,406
Shimadzu Corp.	164,100	4,203,502
Spectris PLC	414,950	15,506,797
Topcon Corp.	102,200	2,271,430
Yokogawa Electric Corp.	391,300	7,888,140
		177,461,379
Internet Software & Services - 0.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	103,089	19,188,986
Baidu.com, Inc. sponsored ADR (a)	148,700	37,522,958
Dip Corp.	31,400	970,823
Just Eat Holding Ltd. (a)	651,781	7,831,829
mixi, Inc.	9,200	371,095
NAVER Corp.	12,552	9,278,335
realestate.com.au Ltd.	8,095	482,056
Rightmove PLC	26,772	1,571,318
Scout24 AG (c)	88,020	3,867,753
Shopify, Inc. Class A (a)	39,567	5,473,147
SINA Corp. (a)	23,178	2,710,204
Tencent Holdings Ltd.	380,400	20,811,121
Wix.com Ltd. (a)	19,562	1,468,128
Yandex NV Series A (a)	88,718	3,645,423
		115,193,176
IT Services - 1.1%
Amadeus IT Holding SA Class A	901,748	66,202,571
Atos Origin SA	20,493	2,695,827
Bechtle AG	18,531	1,573,899
Cognizant Technology Solutions Corp. Class A	237,585	19,486,722
EPAM Systems, Inc. (a)	85,695	9,693,818
Fujitsu Ltd.	907,600	5,416,193
Infosys Ltd.	371,752	6,632,129
IT Holdings Corp.	62,600	2,299,035
MasterCard, Inc. Class A	51,767	9,098,568
Nomura Research Institute Ltd.	786,100	35,207,434
NTT Data Corp.	174,200	1,800,409
OBIC Co. Ltd.	197,600	16,397,709
Otsuka Corp.	47,100	4,366,006
Reply SpA	9,955	597,002
SCSK Corp.	16,500	674,820
Sopra Steria Group	4,750	922,483
Wirecard AG	34,489	4,103,811
		187,168,436
Semiconductors & Semiconductor Equipment - 1.2%
Analog Devices, Inc.	159,031	14,336,645
Broadcom Ltd.	17,421	4,293,580
Disco Corp.	1,900	442,858
Global Unichip Corp.	149,000	1,520,295
Infineon Technologies AG	1,818,496	49,213,575
MediaTek, Inc.	549,000	5,485,563
Mellanox Technologies Ltd. (a)	86,857	5,975,762
NVIDIA Corp.	12,988	3,143,096
PixArt Imaging, Inc.	115,000	495,713
Renesas Electronics Corp. (a)	218,600	2,499,857
ROHM Co. Ltd.	63,500	6,669,628
Screen Holdings Co. Ltd.	16,000	1,483,329
Silicon Motion Technology Corp. sponsored ADR (b)	78,600	3,683,982
STMicroelectronics NV:
(France)	62,548	1,422,485
(Italy)	103,957	2,367,435
(NY Shares) unit (b)	68,100	1,552,680
Taiwan Semiconductor Co. Ltd.	80,000	190,957
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,740,807	75,463,983
Texas Instruments, Inc.	211,509	22,917,000
Tokyo Electron Ltd.	38,400	7,503,470
Tower Semiconductor Ltd. (a)	18,802	553,056
Ulvac, Inc.	47,900	2,920,809
		214,135,758
Software - 1.3%
ANSYS, Inc. (a)	133,071	21,283,376
Cadence Design Systems, Inc. (a)	833,890	32,329,915
Check Point Software Technologies Ltd. (a)	151,514	15,740,789
Constellation Software, Inc.	6,896	4,463,645
Dassault Systemes SA	163,297	21,067,254
Konami Holdings Corp.	28,600	1,506,192
Micro Focus International PLC	824,961	23,276,134
Nexon Co. Ltd. (a)	13,200	475,628
Nintendo Co. Ltd.	57,500	26,211,936
Nintendo Co. Ltd. ADR	17,900	1,021,195
Playtech Ltd.	24,566	263,492
Sage Group PLC	126,839	1,202,697
SAP SE	564,467	58,907,456
Square Enix Holdings Co. Ltd.	158,300	6,741,906
Trend Micro, Inc.	28,800	1,624,394
Ubisoft Entertainment SA (a)	30,484	2,506,886
		218,622,895
Technology Hardware, Storage & Peripherals - 0.5%
Brother Industries Ltd.	115,900	2,882,369
Canon, Inc.	140,700	5,361,911
Canon, Inc. sponsored ADR	67,453	2,571,308
Fujifilm Holdings Corp.	65,000	2,708,695
Logitech International SA (Reg.)	80,133	3,145,058
NEC Corp.	85,400	2,591,400
Ricoh Co. Ltd.	35,300	378,921
Samsung Electronics Co. Ltd.	32,599	70,707,982
Seiko Epson Corp.	62,300	1,188,896
		91,536,540

TOTAL INFORMATION TECHNOLOGY		1,011,672,981

MATERIALS - 3.4%
Chemicals - 2.4%
Akzo Nobel NV	591,006	57,574,792
Arkema SA	158,155	20,639,010
Asahi Kasei Corp.	855,600	10,964,505
BASF AG	394,978	41,263,179
Covestro AG (c)	106,297	11,991,407
Croda International PLC	382,844	24,224,964
Denki Kagaku Kogyo KK	182,760	6,685,510
Frutarom Industries Ltd.	18,718	1,722,259
Givaudan SA	22,390	50,912,009
Hitachi Chemical Co. Ltd.	25,100	557,474
Koninklijke DSM NV	38,928	4,020,452
Kuraray Co. Ltd.	471,100	8,187,318
Lanxess AG	85,400	7,086,166
Linde AG (a)	303,384	67,320,587
Mitsubishi Chemical Holdings Corp.	124,800	1,259,093
Mitsubishi Gas Chemical Co., Inc.	12,000	296,798
Nissan Chemical Industries Co. Ltd.	46,200	1,824,376
Nitto Denko Corp.	111,200	9,129,610
Orica Ltd.	944,027	13,528,406
PTT Global Chemical PCL (For. Reg.)	884,800	2,781,136
Sanyo Chemical Industries Ltd.	16,500	817,569
Shin-Etsu Chemical Co. Ltd.	57,200	6,009,739
Sika AG	2,206	18,089,968
Sumitomo Chemical Co. Ltd.	332,000	2,047,004
Symrise AG	395,421	32,068,559
Synthomer PLC	216,226	1,401,886
Taiyo Nippon Sanso Corp.	122,800	1,784,833
Toray Industries, Inc.	451,600	4,561,295
Umicore SA	42,689	2,406,394
Victrex PLC	94,821	3,371,613
		414,527,911
Construction Materials - 0.0%
Anhui Conch Cement Co. Ltd. (H Shares)	648,500	3,445,504
Taiheiyo Cement Corp.	6,400	237,182
		3,682,686
Containers & Packaging - 0.1%
Huhtamaki Oyj	2,691	113,724
Smurfit Kappa Group PLC	515,848	17,948,146
		18,061,870
Metals & Mining - 0.8%
ArcelorMittal SA (Netherlands) (a)	357,600	12,142,240
BHP Billiton Ltd. sponsored ADR (b)	119,263	5,545,730
BHP Billiton PLC	743,783	15,099,529
BHP Billiton PLC ADR (b)	237,255	9,684,749
BlueScope Steel Ltd.	293,142	3,648,597
Boliden AB	185,017	6,541,806
Glencore Xstrata PLC	4,982,478	26,201,137
Hindustan Zinc Ltd.	321,346	1,591,923
JFE Holdings, Inc.	121,100	2,783,967
Kobe Steel Ltd. (a)	287,100	3,152,215
Mitsui Mining & Smelting Co. Ltd.	44,633	2,219,619
Nippon Steel & Sumitomo Metal Corp.	238,600	5,641,060
Norsk Hydro ASA	724,091	4,865,171
Rio Tinto Ltd.	33,310	2,065,153
Rio Tinto PLC	367,225	19,685,011
Rio Tinto PLC sponsored ADR (b)	97,807	5,351,021
South32 Ltd.	2,895,289	7,311,000
Vale SA	356,300	4,943,582
Vale SA sponsored ADR	43,439	596,417
Voestalpine AG	20,330	1,172,800
		140,242,727
Paper & Forest Products - 0.1%
Ence Energia y Celulosa SA	13,054	85,761
Hokuetsu Kishu Paper Co. Ltd.	119,900	773,648
Oji Holdings Corp.	459,000	2,991,203
Portucel Industrial Empresa Produtora de Celulosa SA	168,877	915,202
Stora Enso Oyj (R Shares)	211,864	3,741,590
UPM-Kymmene Corp.	72,007	2,463,635
		10,971,039

TOTAL MATERIALS		587,486,233

REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.1%
British Land Co. PLC	1,008,000	8,673,606
Link (REIT)	224,000	1,904,222
Segro PLC	488,982	3,838,328
Unibail-Rodamco	3,550	825,992
		15,242,148
Real Estate Management & Development - 0.8%
Cheung Kong Property Holdings Ltd.	2,126,600	18,272,366
China Overseas Land and Investment Ltd.	1,814,000	6,302,841
Deutsche Wohnen AG (Bearer)	646,101	26,644,228
Fabege AB	74,038	1,603,271
Grand City Properties SA	539,688	12,031,936
Hongkong Land Holdings Ltd.	131,200	900,852
LEG Immobilien AG	259,950	26,986,029
Nexity	23,492	1,467,375
Open House Co. Ltd.	12,100	725,649
Savills PLC	185,454	2,434,063
Swire Pacific Ltd. (A Shares)	100,000	1,005,231
Swire Properties Ltd.	93,800	319,622
TAG Immobilien AG	363,055	6,871,519
Vonovia SE	873,557	39,824,886
Wheelock and Co. Ltd.	106,000	768,379
		146,158,247

TOTAL REAL ESTATE		161,400,395

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.3%
Cellnex Telecom Sau (c)	407,253	10,471,429
Com Hem Holding AB	305,414	5,027,319
Deutsche Telekom AG	410,099	6,588,933
Inmarsat PLC	1,129,600	7,262,753
Nippon Telegraph & Telephone Corp.	178,000	8,267,496
Nippon Telegraph & Telephone Corp. sponsored ADR (b)	44,043	2,054,606
TDC A/S	452,700	3,686,225
		43,358,761
Wireless Telecommunication Services - 1.3%
Advanced Info Service PCL (For. Reg.)	1,293,800	8,140,851
China Mobile Ltd.	5,346,617	49,793,212
KDDI Corp.	3,225,200	79,202,155
Rogers Communications, Inc. Class B (non-vtg.)	7,700	346,956
SK Telecom Co. Ltd.	146,290	32,229,465
SoftBank Corp.	282,000	23,235,918
Vodafone Group PLC	12,494,022	34,928,211
		227,876,768

TOTAL TELECOMMUNICATION SERVICES		271,235,529

UTILITIES - 0.9%
Electric Utilities - 0.4%
CLP Holdings Ltd.	987,500	9,987,963
DONG Energy A/S (c)	106,951	6,658,119
Enel SpA	955,644	5,547,290
Fortum Corp.	152,072	3,340,073
Iberdrola SA	1,043,373	7,678,518
Kansai Electric Power Co., Inc.	164,500	1,998,061
Red Electrica Corporacion SA	192,663	3,748,609
Scottish & Southern Energy PLC	1,624,741	27,303,985
Tokyo Electric Power Co., Inc. (a)	985,500	3,770,135
		70,032,753
Gas Utilities - 0.1%
APA Group:
unit	1,134,964	7,001,872
unit (a)	67,433	419,002
China Resource Gas Group Ltd.	2,430,000	8,134,875
Infraestructura Energetica Nova S.A.B. de CV	274,100	1,298,477
Rubis	33,318	2,383,868
Tokyo Gas Co. Ltd.	112,800	2,818,429
		22,056,523
Multi-Utilities - 0.3%
ENGIE	2,069,470	32,276,199
National Grid PLC	900,500	9,113,442
Veolia Environnement SA	531,512	12,909,424
		54,299,065
Water Utilities - 0.1%
Guangdong Investment Ltd.	5,274,400	8,041,665

TOTAL UTILITIES		154,430,006

TOTAL COMMON STOCKS
(Cost $5,418,605,549)		7,171,422,321

Nonconvertible Preferred Stocks - 0.9%
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.4%
Porsche Automobil Holding SE (Germany)	57,217	4,766,152
Volkswagen AG	332,536	64,691,036
		69,457,188
CONSUMER STAPLES - 0.3%
Beverages - 0.1%
Ambev SA sponsored ADR	906,446	6,118,511
Household Products - 0.2%
Henkel AG & Co. KGaA	287,613	38,156,586

TOTAL CONSUMER STAPLES		44,275,097

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (a)	71,400	471,910
FINANCIALS - 0.1%
Banks - 0.1%
Banco Bradesco SA:
(PN)	111,200	1,327,797
(PN) sponsored ADR	198,110	2,365,433
Itau Unibanco Holding SA	1,182,370	18,346,053
Itau Unibanco Holding SA sponsored ADR	84,163	1,310,418
		23,349,701
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Embraer SA sponsored ADR	436,500	11,663,280
MATERIALS - 0.0%
Chemicals - 0.0%
Fuchs Petrolub AG	37,373	2,114,947
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $111,371,596)		151,332,123

Equity Funds - 52.9%
Diversified Emerging Markets Funds - 0.0%
Matthews Pacific Tiger Fund Investor Class	19,065	600,549
Europe Stock Funds - 5.6%
iShares MSCI EMU Index ETF (b)	8,138,040	355,144,066
iShares MSCI Europe Financials ETF	6,557,925	156,931,145
iShares MSCI Italy Capped ETF (b)	3,509,952	111,300,578
iShares MSCI Spain Capped ETF (b)	4,229,757	138,947,517
Vanguard FTSE Europe ETF	687,403	40,309,312
WisdomTree Europe Hedged Equity ETF (b)	2,414,410	152,445,847
WisdomTree Europe SmallCap Dividend Fund ETF (b)	73,276	5,158,630

TOTAL EUROPE STOCK FUNDS		960,237,095

Foreign Large Blend Funds - 18.3%
Artisan International Value Fund Investor Class	18,361,917	699,221,814
Dodge & Cox International Stock Fund	65	3,043
Fidelity SAI International Index Fund (e)	8,149,959	100,977,995
Harbor International Fund Institutional Class	6,327,181	424,743,644
Janus Henderson International Opportunities Fund	13,333,766	396,679,540
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class A	39,783,676	685,074,894
Oakmark International Fund Investor Class	26,523,592	762,818,519
T. Rowe Price Overseas Stock Fund I Class	7,537,347	85,398,145

TOTAL FOREIGN LARGE BLEND FUNDS		3,154,917,594

Foreign Large Growth Funds - 17.1%
American Funds EuroPacific Growth Fund Class F-1	883,237	50,300,330
Fidelity Diversified International Fund (e)	18,411,506	734,987,321
Fidelity International Discovery Fund (e)	26,778,028	1,226,165,920
Fidelity Overseas Fund (e)	9,957,909	504,168,911
JOHCM International Select Fund Class II Shares	9,219,487	214,629,666
Oppenheimer International Growth Fund Class I	5,082,702	223,638,892

TOTAL FOREIGN LARGE GROWTH FUNDS		2,953,891,040

Foreign Large Value Funds - 1.8%
Pear Tree Polaris Foreign Value Fund Institutional Shares	13,859,861	306,857,319
Foreign Small Mid Blend Funds - 1.3%
Franklin International Small Cap Growth Fund Class A	322,200	6,543,882
iShares MSCI EAFE Small-Cap ETF (b)	3,098,381	202,200,344
Victory Trivalent International Small-Cap Fund Class A	1,449,619	21,193,436

TOTAL FOREIGN SMALL MID BLEND FUNDS		229,937,662

Foreign Small Mid Growth Funds - 0.2%
Fidelity International Small Cap Opportunities Fund (e)	1,088,401	21,702,707
Oberweis International Opportunities Fund	377,093	10,034,440
Wasatch International Growth Fund Investor Class	74	2,631

TOTAL FOREIGN SMALL MID GROWTH FUNDS		31,739,778

Foreign Small Mid Value Funds - 0.2%
Brandes International Small Cap Equity Fund Class A	493,809	6,612,097
Transamerica International Small Cap Value Fund	1,473,768	20,839,084

TOTAL FOREIGN SMALL MID VALUE FUNDS		27,451,181

Sector Funds - 0.2%
SPDR Dow Jones International Real Estate ETF (b)	814,655	31,967,062
Victory Global Natural Resources Fund Class A (a)	68	1,455
Voya International Real Estate Fund Class A	1,281,822	10,767,306

TOTAL SECTOR FUNDS		42,735,823

Other - 8.2%
Fidelity Advisor Japan Fund Class I (e)	3,365,731	53,683,410
Fidelity Japan Smaller Companies Fund (e)	6,077,313	117,656,789
iShares MSCI Australia ETF (b)	8,142,062	185,801,855
iShares MSCI Japan ETF	15,878,593	969,705,675
Matthews Japan Fund Investor Class	159	4,002
WisdomTree Japan Hedged Equity ETF (b)	1,571,820	89,798,077
WisdomTree Japan SmallCap Dividend ETF	62,820	5,145,272

TOTAL OTHER		1,421,795,080

TOTAL EQUITY FUNDS
(Cost $6,582,657,840)		9,130,163,121
	Principal Amount	Value

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.26% to 1.61% 3/1/18 to 5/24/18 (f)
(Cost $28,584,627)	$28,670,000	28,582,504
	Shares

Money Market Funds - 5.4%
Fidelity Securities Lending Cash Central Fund 1.42% (g)(h)	160,513,267	160,529,318
State Street Institutional U.S. Government Money Market Fund Premier Class 1.26% (i)	767,282,020	767,282,020
TOTAL MONEY MARKET FUNDS
(Cost $927,811,338)		927,811,338
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $13,069,030,950)		17,409,311,407
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(152,754,422)
NET ASSETS - 100%		$17,256,556,985

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME Nikkei 225 Index Contracts (United States)	3,057	March 2018	$335,047,200	$(11,552,556)	$(11,552,556)
ICE E-mini MSCI EAFE Index Contracts (United States)	2,729	March 2018	277,880,425	2,091,773	2,091,773
TOTAL FUTURES CONTRACTS					$(9,460,783)

The notional amount of futures purchased as a percentage of Net Assets is 3.6%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,203,363 or 0.2% of net assets.

 (d) Level 3 security

 (e) Affiliated Fund

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $28,475,891.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$1,008,248
Total	$1,008,248

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Fidelity Funds, excluding the Fidelity Money Market Central Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor Japan Fund Class I	$--	$565,895	$7,120,248	$565,895	$1,699,375	$20,592,917	$53,683,410
Fidelity Canada Fund	6,996,592	--	7,465,281	--	2,130,972	(1,662,283)	--
Fidelity Diversified International Fund	709,910,798	38,417,317	115,539,515	38,417,318	19,311,094	82,887,627	734,987,321
Fidelity International Discovery Fund	1,071,017,829	60,226,560	119,747,418	60,226,558	19,662,762	195,006,186	1,226,165,920
Fidelity International Small Cap Opportunities Fund	3,126,908	16,989,251	--	161,383	--	1,586,548	21,702,707
Fidelity Japan Fund	51,222,399	--	2,370,620	--	489,405	(11,395,713)	--
Fidelity Japan Smaller Companies Fund	90,411,879	5,239,252	--	5,239,252	--	22,005,658	117,656,789
Fidelity Overseas Fund	477,768,614	5,596,765	81,727,660	5,596,766	13,891,692	88,639,500	504,168,911
Fidelity SAI International Index Fund	--	423,500,000	326,108,871	--	2,608,871	977,995	100,977,995
Total	$2,410,455,019	$550,535,040	$660,079,613	$110,207,172	$59,794,171	$398,638,435	$2,759,343,053

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$680,769,702	$40,025,131	$640,744,571	$--
Consumer Staples	931,644,595	56,140,267	875,504,328	--
Energy	307,751,343	73,740,780	234,010,563	--
Financials	1,342,185,608	111,040,047	1,231,145,561	--
Health Care	650,419,356	16,173,739	634,245,617	--
Industrials	1,221,643,749	92,132,379	1,129,511,370	--
Information Technology	1,011,672,981	324,158,299	687,514,681	1
Materials	589,601,180	27,929,519	561,671,661	--
Real Estate	161,400,395	--	161,400,395	--
Telecommunication Services	271,235,529	2,401,562	268,833,967	--
Utilities	154,430,006	1,717,479	152,712,527	--
Equity Funds	9,130,163,121	9,130,163,121	--	--
Other Short-Term Investments	28,582,504	--	28,582,504	--
Money Market Funds	927,811,338	927,811,338	--	--
Total Investments in Securities:	$17,409,311,407	$10,803,433,661	$6,605,877,745	$1
Derivative Instruments:
Assets
Futures Contracts	$2,091,773	$2,091,773	$--	$--
Total Assets	$2,091,773	$2,091,773	$--	$--
Liabilities
Futures Contracts	$(11,552,556)	$(11,552,556)	$--	$--
Total Liabilities	$(11,552,556)	$(11,552,556)	$--	$--
Total Derivative Instruments:	$(9,460,783)	$(9,460,783)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$2,824,485,285
Level 2 to Level 1	$20,331,257

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$2,091,773	$(11,552,556)
Total Equity Risk	2,091,773	(11,552,556)
Total Value of Derivatives	$2,091,773	$(11,552,556)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $153,680,981) — See accompanying schedule: Unaffiliated issuers (cost $11,032,437,569)	$14,489,439,036
Fidelity Central Funds (cost $160,529,318)	160,529,318
Affiliated issuers (cost $1,876,064,063)	2,759,343,053
Total Investment in Securities (cost $13,069,030,950)		$17,409,311,407
Cash		418,883
Foreign currency held at value (cost $2,189,823)		2,184,037
Receivable for investments sold		61,218,527
Receivable for fund shares sold		7,205,361
Dividends receivable		21,013,293
Interest receivable		640,663
Distributions receivable from Fidelity Central Funds		45,624
Prepaid expenses		8,645
Other receivables		781,092
Total assets		17,502,827,532
Liabilities
Payable for investments purchased	$64,688,229
Payable for fund shares redeemed	9,383,489
Accrued management fee	2,196,871
Payable for daily variation margin on futures contracts	6,907,775
Other affiliated payables	1,225,793
Other payables and accrued expenses	1,323,075
Collateral on securities loaned	160,545,315
Total liabilities		246,270,547
Net Assets		$17,256,556,985
Net Assets consist of:
Paid in capital		$12,574,933,615
Undistributed net investment income		19,975,607
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		330,760,411
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,330,887,352
Net Assets, for 1,509,708,047 shares outstanding		$17,256,556,985
Net Asset Value, offering price and redemption price per share ($17,256,556,985 ÷ 1,509,708,047 shares)		$11.43

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends:
Unaffiliated issuers		$309,456,307
Affiliated issuers		27,520,060
Interest		6,736,467
Income from Fidelity Central Funds		1,008,248
Income before foreign taxes withheld		344,721,082
Less foreign taxes withheld		(16,725,435)
Total income		327,995,647
Expenses
Management fee	$68,414,086
Transfer agent fees	12,476,531
Accounting and security lending fees	2,089,813
Custodian fees and expenses	880,315
Independent trustees' fees and expenses	211,413
Registration fees	140,334
Audit	90,146
Legal	85,819
Miscellaneous	177,338
Total expenses before reductions	84,565,795
Expense reductions	(43,127,229)	41,438,566
Net investment income (loss)		286,557,081
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $135,141)	591,947,717
Fidelity Central Funds	(25,697)
Affiliated issuers	59,794,171
Foreign currency transactions	(804,156)
Futures contracts	134,976,145
Realized gain distributions from underlying funds:
Unaffiliated issuers	55,200,847
Affiliated issuers	82,687,112
Total net realized gain (loss)		923,776,139
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $208,393)	1,613,776,378
Fidelity Central Funds	(2,032)
Other affiliated issuers	398,638,435
Assets and liabilities in foreign currencies	935,299
Futures contracts	(31,984,122)
Total change in net unrealized appreciation (depreciation)		1,981,363,958
Net gain (loss)		2,905,140,097
Net increase (decrease) in net assets resulting from operations		$3,191,697,178

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$286,557,081	$322,117,751
Net realized gain (loss)	923,776,139	(222,844,244)
Change in net unrealized appreciation (depreciation)	1,981,363,958	2,329,095,376
Net increase (decrease) in net assets resulting from operations	3,191,697,178	2,428,368,883
Distributions to shareholders from net investment income	(263,492,159)	(314,322,625)
Distributions to shareholders from net realized gain	(262,028,313)	(34,230,098)
Total distributions	(525,520,472)	(348,552,723)
Share transactions
Proceeds from sales of shares	2,233,592,535	2,067,853,087
Reinvestment of distributions	523,550,552	347,611,913
Cost of shares redeemed	(4,308,136,370)	(6,887,562,797)
Net increase (decrease) in net assets resulting from share transactions	(1,550,993,283)	(4,472,097,797)
Total increase (decrease) in net assets	1,115,183,423	(2,392,281,637)
Net Assets
Beginning of period	16,141,373,562	18,533,655,199
End of period	$17,256,556,985	$16,141,373,562
Other Information
Undistributed net investment income end of period	$19,975,607	$–
Distributions in excess of net investment income end of period	$–	$(267,825)
Shares
Sold	201,062,318	220,292,039
Issued in reinvestment of distributions	45,685,039	37,211,878
Redeemed	(387,878,965)	(727,426,285)
Net increase (decrease)	(141,131,608)	(469,922,368)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers International Fund

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.78	$8.74	$10.45	$10.77	$9.23
Income from Investment Operations
Net investment income (loss)B	.19	.17	.16	.17	.18C
Net realized and unrealized gain (loss)	1.82	1.07	(1.54)	(.10)	1.55
Total from investment operations	2.01	1.24	(1.38)	.07	1.73
Distributions from net investment income	(.18)	(.18)	(.16)	(.18)	(.13)
Distributions from net realized gain	(.18)	(.02)	(.17)	(.21)	(.06)
Total distributions	(.36)	(.20)	(.33)	(.39)	(.19)
Net asset value, end of period	$11.43	$9.78	$8.74	$10.45	$10.77
Total ReturnD	20.53%	14.33%	(13.60)%	.85%	18.78%
Ratios to Average Net AssetsE,F
Expenses before reductions	.50%	.48%	.45%	.41%	.43%
Expenses net of fee waivers, if any	.25%	.23%	.20%	.16%	.17%
Expenses net of all reductions	.24%	.22%	.20%	.16%	.17%
Net investment income (loss)	1.68%	1.81%	1.57%	1.63%	1.77%C
Supplemental Data
Net assets, end of period (000 omitted)	$17,256,557	$16,141,374	$18,533,655	$24,528,266	$22,807,024
Portfolio turnover rateG	33%	28%	28%	20%	11%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.54%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Strategic Advisers International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, market discount, deferred trustees compensation, capital loss carryforwards and lossed deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,441,303,925
Gross unrealized depreciation	(160,817,961)
Net unrealized appreciation (depreciation)	$4,280,485,964
Tax Cost	$13,128,825,443

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$25,014,937
Undistributed long-term capital gain	$376,453,489
Net unrealized appreciation (depreciation) on securities and other investments	$4,281,137,047

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$273,739,076	$ 348,552,723
Long-term Capital Gains	251,781,396	–
Total	$525,520,472	$ 348,552,723

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $5,308,764,743 and $6,784,851,925, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .40% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Arrowstreet Capital, Limited Partnership, Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), Thompson, Siegel & Walmsley LLC and William Blair Investment Management, LLP each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser), FIL Investment Advisors and Geode Capital Management, LLC, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,479 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $45,969 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,008,248.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2020. During the period, this waiver reduced the Fund's management fee by $42,695,559.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $425,473 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $6,197.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity International Discovery Fund	11%
Fidelity Japan Fund	13%
Fidelity Japan Smaller Companies Fund	14%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers International Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Actual	.25%	$1,000.00	$1,065.80	$1.28
Hypothetical-C		$1,000.00	$1,023.55	$1.25

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Fund voted to pay on April 9, 2018, to shareholders of record at the opening of business on April 6, 2018, a distribution of $0.255 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.014 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2018, $628,234,885, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 2% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2061 and $0.0191 for the dividend paid December 29, 2017.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Arrowstreet Capital, Limited Partnership, Causeway Capital Management LLC, FIAM LLC, Massachusetts Financial Services Company, Thompson, Siegel & Walmsley, LLC, and William Blair Investment Management, LLC (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2017 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2016, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International Fund

2016 Total Return % vs. Morningstar Foreign Large Blend and MSCI EAFE (Net MA):

75% beaten
Fund
Benchmark
25% beaten
4
3
2
1
0
-1
-2
2.9
1.2
0.4
-1.2
1 Year
-2
-4
-6
-8
-10
-3.4
-4.0
-4.3
-9.4
3 Year
45
40
35
30
25
40.8
38.2
38.3
26.4
5 Year
% Beaten
44%
70%
84%

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the five-year period, in the second quartile for the three-year period, and in the third quartile for the one-year period ended December 31, 2016. The Board also noted that the fund had under-performed 56% and out-performed 70% and 84% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2016. The Board also noted that the investment performance of the fund was higher than its benchmark for the three- and five-year periods and lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2020 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.00%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers International Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):

Strategic Advisers International SAI Mgmt Fee
Strategic Advisers International Sub-Advisory Fee as a % of sub-advised assets
Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Strategic Advisers International Total Mgmt Fee Including SAI Mgmt Fee
91
90
88
86
85
72
72
70
70
71
65
62
61
61
61
25
25
25
25
25
40
37
36
36
36
2012
2013
2014
2015
2016

	2012	2013	2014	2015	2016
TMG %	12%	10%	11%	12%	12%
Funds	586	610	626	642	667
ASPG Quartile	2nd	1st	1st	1st	1st

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2016.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2016.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2020.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract

Strategic Advisers International Fund

On September 6, 2017, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement with Massachusetts Financial Services Company (MFS) for the fund (the Amended Sub-Advisory Agreement), which has the potential to lower the amount of fees paid by Strategic Advisers, Inc. (Strategic Advisers) to MFS, on behalf of the fund. The terms of the Amended Sub-Advisory Agreement are identical to those of the existing sub-advisory agreement, except with respect to the date of execution and the fee schedule.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered that it reviewed information regarding MFS, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy, in connection with the annual renewal of the current sub-advisory agreement at its September 2017 Board meeting.

The Board considered that the Amended Sub-Advisory Agreement will not result in any changes to the nature, extent and quality of the services provided to the fund. The Board also considered the sub-adviser's representation that the Amended Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board considered that it received information regarding the sub-adviser's historical investment performance in managing fund assets at its June 2017 Board meeting and throughout the year. The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the Amended Sub-Advisory Agreement would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.

The Board considered that the new fee schedule is expected to lower the amount of fees paid by Strategic Advisers to MFS under the Amended Sub-Advisory Agreement, on behalf of the fund. The Board also considered that the Amended Sub-Advisory Agreement would not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee or Strategic Advisers' contractual management fee waiver for the fund. The Board also considered that the Amended Sub-Advisory Agreement has the potential to reduce total net fund expenses by the same amount as any resulting decrease in the fund's management fee. Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive under the Amended Sub-Advisory Agreement and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to the sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's advisory agreements at its September Board meeting.

Possible Economies of Scale.  The Board considered that the Amended Sub-Advisory Agreement, like the current sub-advisory agreement, provides for breakpoints that have the potential to further reduce sub-advisory fees paid to MFS as assets allocated to the sub-adviser grow. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2017 Board meeting.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement's fee structure continues to bear a reasonable relationship to the services rendered to the fund and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SIT-ANN-0418
1.912865.107

Strategic Advisers® International II Fund (to be renamed Strategic Advisers® Fidelity® International Fund effective April 28, 2018)

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® International II Fund	22.01%	8.01%	3.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International II Fund on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$13,485	Strategic Advisers® International II Fund
$13,406	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Stocks entered 2018 reinforced by accelerating corporate earnings, synchronous global economic growth and optimism around U.S. tax reform. Volatility spiked in February, though, amid fear that interest rates could rise faster than expected. Nevertheless, the MSCI World ex USA Index gained 19.12% for the 12 months ending February 28, 2018, aided partly by a generally weak U.S. dollar. Within the index, growth- led value-oriented stocks, and small-caps bested large-caps. Certain election results in continental Europe (+24%) suggested ebbing political risk there, whereas bumpy Brexit negotiations and sterling strength hindered the U.K. (+15%). Central-bank accommodation helped Japan (+22%) overcome recent yen strength and outperform the rest of the Asia-Pacific group (+15%). Meanwhile, commodity-price volatility weighed on Canada (+7%). Sector-wise, information technology (+36%) was lifted by software, semiconductor and internet-related names. Financials (+21%) rode rising interest rates that, at the same time, hurt real estate (+14%) and three other “bond proxy” sectors: consumer staples (+12%), utilities (+12%) and telecom services (+8%). Demand from China aided materials (+24%) and industrials (+24%). Energy (+14%) and health care (+10%) rallied from early-period difficulty. Elsewhere, the MSCI Emerging Markets Index rose 30.97% for the year, notably supported by China plus Brazil, Russia and India.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund gained 22.01%, outpacing the 20.37% return of the benchmark MSCI EAFE Index. Strong stock selection by several underlying Fidelity managers, along with their quality-growth emphasis, fueled the Fund’s performance versus the benchmark. Fidelity® International Discovery Fund and Fidelity® International Capital Appreciation Fund were the top relative contributors, partly aided by overweighting the information technology sector, along with picks there and in financials. Fidelity Overseas Fund was another contributor, as its quality-driven strategy benefited from picks in industrials and technology in Japan, as well as technology selections in Europe ex U.K. On the downside, the Select International strategy managed by sub-adviser FIAM℠ detracted versus the benchmark, as this broadly diversified core approach was hampered by poor stock picks across several sectors. Fidelity SAI® International Minimum Volatility Index Fund also dampened relative results due to its exposure to more-defensive, bond-proxy sectors. I added the Fidelity SAI® International Value Index Fund during the period in an effort to balance the growth emphasis of the active managers in the portfolio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 28, 2018, the Fund will be renamed Strategic Advisers® Fidelity International Fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2018

(excluding cash equivalents)	% of fund's net assets
Fidelity International Discovery Fund	14.2
Fidelity Overseas Fund	13.9
Fidelity Diversified International Fund	13.8
Fidelity International Capital Appreciation Fund	9.7
Fidelity SAI International Minimum Volatility Index Fund	6.3
Fidelity International Value Fund	5.5
Fidelity SAI International Value Index Fund	3.5
Fidelity Pacific Basin Fund	3.4
Fidelity Advisor Japan Fund Class I	2.6
Fidelity Advisor Overseas Fund Class I	1.6
74.5

Asset Allocation (% of fund's net assets)

As of February 28, 2018
Common Stocks	13.8%
Preferred Stocks	0.2%
Foreign Large Blend Funds	13.2%
Foreign Large Growth Funds	53.2%
Foreign Large Value Funds	5.5%
Foreign Small Mid Growth Funds	1.4%
Other	3.5%
Sector Funds	1.3%
Short-Term Investments and Net Other Assets (Liabilities)	7.9%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 13.8%
	Shares	Value
CONSUMER DISCRETIONARY - 1.4%
Auto Components - 0.1%
Bridgestone Corp.	78,200	$3,471,266
Nokian Tyres PLC	47,813	2,191,605
		5,662,871
Automobiles - 0.4%
Honda Motor Co. Ltd.	174,500	6,310,318
Isuzu Motors Ltd.	179,800	2,812,956
Mitsubishi Motors Corp. of Japan	344,100	2,701,269
Subaru Corp.	76,500	2,682,989
Suzuki Motor Corp.	42,800	2,441,564
		16,949,096
Hotels, Restaurants & Leisure - 0.2%
Accor SA	49,885	2,875,234
Carnival PLC	30,449	2,004,040
Melco Crown Entertainment Ltd. sponsored ADR	120,300	3,302,235
		8,181,509
Household Durables - 0.2%
Iida Group Holdings Co. Ltd.	75,000	1,410,639
Panasonic Corp.	296,800	4,619,973
Sony Corp.	81,700	4,116,876
		10,147,488
Media - 0.3%
Dentsu, Inc.	36,100	1,657,971
ProSiebenSat.1 Media AG	61,235	2,421,815
Telenet Group Holding NV (a)	35,039	2,401,975
Vivendi SA	210,313	5,407,978
WPP PLC	187,231	3,585,497
		15,475,236
Multiline Retail - 0.0%
B&M European Value Retail S.A.	255,000	1,442,663
Specialty Retail - 0.1%
Nitori Holdings Co. Ltd.	8,600	1,443,210
USS Co. Ltd.	70,400	1,445,005
		2,888,215
Textiles, Apparel & Luxury Goods - 0.1%
Kering SA	8,675	4,070,911
Swatch Group AG (Bearer)	2,895	1,220,211
		5,291,122

TOTAL CONSUMER DISCRETIONARY		66,038,200

CONSUMER STAPLES - 1.5%
Beverages - 0.3%
Anheuser-Busch InBev SA NV	80,029	8,495,735
Asahi Group Holdings	34,000	1,738,599
Coca-Cola European Partners PLC	29,200	1,110,184
Coca-Cola West Co. Ltd.	37,800	1,431,009
Pernod Ricard SA	14,210	2,328,685
		15,104,212
Food & Staples Retailing - 0.1%
Seven & i Holdings Co. Ltd.	66,800	2,788,350
Tesco PLC	469,759	1,359,232
		4,147,582
Food Products - 0.4%
Danone SA	37,842	3,018,144
Nestle SA (Reg. S)	150,259	11,938,238
WH Group Ltd. (b)	2,515,500	3,098,102
		18,054,484
Household Products - 0.0%
Essity AB Class B	103,536	2,833,758
Personal Products - 0.4%
Kao Corp.	60,300	4,401,592
Kose Corp.	11,100	2,064,890
Unilever NV (Certificaten Van Aandelen) (Bearer)	167,446	8,763,479
Unilever PLC	96,593	4,966,636
		20,196,597
Tobacco - 0.3%
British American Tobacco PLC (United Kingdom)	162,059	9,565,127
Imperial Tobacco Group PLC	76,958	2,763,049
		12,328,176

TOTAL CONSUMER STAPLES		72,664,809

ENERGY - 0.7%
Energy Equipment & Services - 0.0%
John Wood Group PLC	210,628	1,754,328
Oil, Gas & Consumable Fuels - 0.7%
BP PLC	1,645,676	10,696,502
Lundin Petroleum AB	171,426	4,002,795
Royal Dutch Shell PLC:
Class A (United Kingdom)	239,699	7,569,967
Class B (United Kingdom)	17,690	561,113
Statoil ASA	266,420	6,064,124
Total SA	61,271	3,485,019
		32,379,520

TOTAL ENERGY		34,133,848

FINANCIALS - 3.4%
Banks - 1.8%
Australia & New Zealand Banking Group Ltd.	281,354	6,287,730
Bankinter SA	378,048	4,155,051
BOC Hong Kong (Holdings) Ltd.	812,500	4,083,209
CaixaBank SA	251,566	1,221,417
Danske Bank A/S	130,651	5,243,742
DBS Group Holdings Ltd.	195,900	4,210,047
Erste Group Bank AG	78,794	4,006,403
ING Groep NV (Certificaten Van Aandelen)	156,527	2,746,734
Intesa Sanpaolo SpA	1,759,859	6,602,633
KBC Groep NV	69,750	6,535,739
Lloyds Banking Group PLC	3,233,155	3,054,789
Mitsubishi UFJ Financial Group, Inc.	1,364,700	9,612,463
Nordea Bank AB	470,204	5,335,754
Societe Generale Series A	127,027	7,217,630
Standard Chartered PLC (United Kingdom)	815,955	9,046,513
Swedbank AB (A Shares)	122,351	3,071,045
Unicaja Banco SA	910,000	1,579,175
United Overseas Bank Ltd.	137,103	2,871,886
		86,881,960
Capital Markets - 0.4%
Credit Suisse Group AG	305,762	5,626,688
Macquarie Group Ltd.	75,436	6,010,277
Nomura Holdings, Inc.	419,500	2,553,654
St. James's Place Capital PLC	110,702	1,749,843
		15,940,462
Consumer Finance - 0.0%
AEON Financial Service Co. Ltd.	53,900	1,252,532
Diversified Financial Services - 0.3%
Challenger Ltd.	279,452	2,721,596
ORIX Corp.	354,400	6,274,510
Standard Life PLC	818,620	4,135,162
Wendel SA	11,482	1,989,977
		15,121,245
Insurance - 0.9%
AIA Group Ltd.	465,400	3,862,165
Allianz SE	17,360	4,032,577
Dai-ichi Mutual Life Insurance Co.	148,700	2,911,713
Direct Line Insurance Group PLC	190,938	1,004,174
Insurance Australia Group Ltd.	604,597	3,820,446
Muenchener Rueckversicherungs AG	16,257	3,635,230
Prudential PLC	214,278	5,369,178
QBE Insurance Group Ltd.	383,451	3,011,755
Sampo Oyj (A Shares)	45,330	2,565,462
Sony Financial Holdings, Inc.	70,400	1,297,783
Zurich Insurance Group AG	25,246	8,300,767
		39,811,250

TOTAL FINANCIALS		159,007,449

HEALTH CARE - 1.5%
Biotechnology - 0.2%
CSL Ltd.	36,468	4,592,731
Grifols SA	97,101	2,654,855
Shire PLC	74,432	3,172,233
		10,419,819
Health Care Equipment & Supplies - 0.2%
Hoya Corp.	50,700	2,665,562
Koninklijke Philips Electronics NV	111,949	4,266,480
Olympus Corp.	79,800	3,191,552
		10,123,594
Health Care Providers & Services - 0.1%
Fresenius Medical Care AG & Co. KGaA	29,844	3,148,699
Life Sciences Tools & Services - 0.1%
Lonza Group AG	10,628	2,692,705
Pharmaceuticals - 0.9%
AstraZeneca PLC (United Kingdom)	111,165	7,276,001
Chugai Pharmaceutical Co. Ltd.	37,600	1,937,913
Ipsen SA	16,996	2,489,736
Novartis AG	132,602	11,061,903
Roche Holding AG (participation certificate)	45,069	10,410,038
Sanofi SA	71,499	5,644,838
Santen Pharmaceutical Co. Ltd.	67,400	1,072,978
Shionogi & Co. Ltd.	27,400	1,426,261
Takeda Pharmaceutical Co. Ltd.	52,400	2,971,117
		44,290,785

TOTAL HEALTH CARE		70,675,602

INDUSTRIALS - 1.9%
Aerospace & Defense - 0.1%
BAE Systems PLC	334,544	2,655,262
Leonardo SpA	99,487	1,064,972
Rolls-Royce Holdings PLC	239,183	2,751,179
		6,471,413
Air Freight & Logistics - 0.1%
Deutsche Post AG	126,838	5,786,509
Building Products - 0.2%
Asahi Glass Co. Ltd.	71,300	2,944,719
Compagnie de St. Gobain	74,445	4,213,500
Daikin Industries Ltd.	22,500	2,643,446
		9,801,665
Construction & Engineering - 0.3%
Bouygues SA	68,216	3,450,913
Eiffage SA	25,427	2,752,516
Taisei Corp.	20,100	1,018,725
VINCI SA	70,885	6,999,202
		14,221,356
Electrical Equipment - 0.2%
Nidec Corp.	22,100	3,529,157
Schneider Electric SA	44,560	3,861,963
		7,391,120
Industrial Conglomerates - 0.2%
CK Hutchison Holdings Ltd.	335,448	4,192,508
Toshiba Corp. (a)	863,000	2,560,054
		6,752,562
Machinery - 0.5%
Alfa Laval AB	145,388	3,492,406
CNH Industrial NV	192,076	2,584,757
Fanuc Corp.	9,300	2,350,039
Komatsu Ltd.	70,100	2,541,835
Minebea Mitsumi, Inc.	93,000	2,103,480
Mitsubishi Heavy Industries Ltd.	44,600	1,815,007
SMC Corp.	6,400	2,667,373
Sumitomo Heavy Industries Ltd.	51,400	2,002,340
Volvo AB (B Shares)	132,882	2,498,437
Wartsila Corp.	19,712	1,386,847
		23,442,521
Marine - 0.1%
A.P. Moller - Maersk A/S Series B	1,506	2,446,315
Trading Companies & Distributors - 0.2%
Bunzl PLC	50,243	1,348,522
Itochu Corp.	322,000	6,189,664
Wolseley PLC	36,856	2,597,411
		10,135,597
Transportation Infrastructure - 0.0%
Kamigumi Co. Ltd.	73,500	1,606,409

TOTAL INDUSTRIALS		88,055,467

INFORMATION TECHNOLOGY - 1.0%
Electronic Equipment & Components - 0.2%
Hitachi Ltd.	446,000	3,372,699
Keyence Corp.	7,100	4,299,764
TDK Corp.	25,500	2,307,573
		9,980,036
Internet Software & Services - 0.0%
DeNA Co. Ltd. (c)	82,500	1,502,048
IT Services - 0.2%
Amadeus IT Holding SA Class A	65,591	4,815,417
Capgemini SA	36,880	4,596,919
OBIC Co. Ltd.	11,400	946,022
		10,358,358
Semiconductors & Semiconductor Equipment - 0.2%
ASM Pacific Technology Ltd.	135,000	1,920,204
ASML Holding NV (Netherlands)	17,328	3,379,370
Renesas Electronics Corp. (a)	98,800	1,129,853
ROHM Co. Ltd.	5,800	609,194
Tokyo Electron Ltd.	14,500	2,833,342
		9,871,963
Software - 0.4%
Micro Focus International PLC	107,141	3,022,965
Nintendo Co. Ltd.	5,000	2,279,299
Playtech Ltd.	113,475	1,217,120
SAP SE	86,896	9,068,417
Trend Micro, Inc.	29,100	1,641,315
		17,229,116

TOTAL INFORMATION TECHNOLOGY		48,941,521

MATERIALS - 1.2%
Chemicals - 0.6%
Air Liquide SA	16,547	2,066,845
BASF AG	63,485	6,632,250
Johnson Matthey PLC	31,464	1,352,131
JSR Corp.	129,500	3,115,652
K&S AG	106,312	2,960,555
Linde AG (a)	16,293	3,615,399
Mitsui Chemicals, Inc.	100,300	3,043,533
Shin-Etsu Chemical Co. Ltd.	19,700	2,069,788
Umicore SA	62,890	3,545,131
Yara International ASA	52,207	2,306,881
		30,708,165
Construction Materials - 0.1%
CRH PLC	101,411	3,332,550
James Hardie Industries PLC CDI	113,904	1,999,578
		5,332,128
Metals & Mining - 0.5%
ArcelorMittal SA (Netherlands) (a)	57,360	1,947,648
BHP Billiton Ltd.	201,945	4,742,122
BHP Billiton PLC	277,768	5,638,964
Glencore Xstrata PLC	1,174,742	6,177,564
South32 Ltd.	1,177,071	2,972,265
		21,478,563

TOTAL MATERIALS		57,518,856

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Aedas Homes SAU (b)	24,275	840,285
Mirvac Group unit	1,600,040	2,620,021
		3,460,306
Real Estate Management & Development - 0.3%
Henderson Land Development Co. Ltd.	434,600	2,807,858
Lendlease Group unit	182,904	2,511,174
Mitsui Fudosan Co. Ltd.	165,500	3,959,278
Sino Land Ltd.	1,276,718	2,249,037
Vonovia SE	54,491	2,484,209
		14,011,556

TOTAL REAL ESTATE		17,471,862

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.4%
Deutsche Telekom AG	335,689	5,393,411
HKT Trust/HKT Ltd. unit	1,496,000	1,892,485
Iliad SA	2,317	543,245
Koninklijke KPN NV	640,441	2,004,128
Nippon Telegraph & Telephone Corp.	143,800	6,679,022
Spark New Zealand Ltd.	512,926	1,241,089
		17,753,380
Wireless Telecommunication Services - 0.2%
SoftBank Corp.	76,400	6,295,121
Vodafone Group PLC	1,805,051	5,046,189
		11,341,310

TOTAL TELECOMMUNICATION SERVICES		29,094,690

UTILITIES - 0.2%
Electric Utilities - 0.1%
Fortum Corp.	250,769	5,507,831
Multi-Utilities - 0.1%
E.ON AG	382,653	3,879,906

TOTAL UTILITIES		9,387,737

TOTAL COMMON STOCKS
(Cost $564,966,514)		652,990,041

Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Porsche Automobil Holding SE (Germany)	41,107	3,424,196
Volkswagen AG	21,912	4,262,726
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $6,088,625)		7,686,922

Equity Funds - 78.1%
Foreign Large Blend Funds - 13.2%
Fidelity Pacific Basin Fund (d)	4,465,330	159,456,934
Fidelity SAI International Minimum Volatility Index Fund (d)	27,493,327	301,326,863
Fidelity SAI International Value Index Fund (d)	16,248,538	163,947,749

TOTAL FOREIGN LARGE BLEND FUNDS		624,731,546

Foreign Large Growth Funds - 53.2%
Fidelity Advisor Overseas Fund Class I (d)	3,075,382	77,776,422
Fidelity Diversified International Fund (d)	16,344,700	652,480,434
Fidelity International Capital Appreciation Fund (d)	21,777,059	461,020,348
Fidelity International Discovery Fund (d)	14,710,671	673,601,639
Fidelity Overseas Fund (d)	12,966,604	656,499,169

TOTAL FOREIGN LARGE GROWTH FUNDS		2,521,378,012

Foreign Large Value Funds - 5.5%
Fidelity International Value Fund (d)	28,688,316	259,342,379
Foreign Small Mid Growth Funds - 1.4%
Fidelity International Small Cap Opportunities Fund (d)	3,308,085	65,963,223
Sector Funds - 1.3%
Fidelity Advisor International Real Estate Fund Class I (d)	5,330,490	60,820,888
Other - 3.5%
Fidelity Advisor Japan Fund Class I (d)	7,778,372	124,065,027
Fidelity Japan Smaller Companies Fund (d)	2,311,829	44,757,015

TOTAL OTHER		168,822,042

TOTAL EQUITY FUNDS
(Cost $3,086,332,368)		3,701,058,090
	Principal Amount

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 1.26% to 1.63% 3/1/18 to 5/31/18 (e)
(Cost $15,745,834)	$15,777,000	15,744,527
	Shares

Money Market Funds - 7.6%
Fidelity Securities Lending Cash Central Fund 1.42% (f)(g)	1,107,109	1,107,220
State Street Institutional U.S. Government Money Market Fund Premier Class 1.26% (h)	360,875,061	360,875,061
TOTAL MONEY MARKET FUNDS
(Cost $361,982,281)		361,982,281
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $4,035,115,622)		4,739,461,861
NET OTHER ASSETS (LIABILITIES) - 0.0%		1,061,697
NET ASSETS - 100%		$4,740,523,558

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME Nikkei 225 Index Contracts (United States)	1,026	March 2018	$112,449,600	$(3,877,305)	$(3,877,305)
ICE E-mini MSCI EAFE Index Contracts (United States)	2,324	March 2018	236,641,300	(4,221,899)	(4,221,899)
TOTAL FUTURES CONTRACTS					$(8,099,204)

The notional amount of futures purchased as a percentage of Net Assets is 7.4%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $287,785,881.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,938,387 or 0.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated Fund

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $15,744,527.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

 (h) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$168,262
Total	$168,262

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor Global Capital Appreciation Fund Class I	$18,115,777	$--	$21,396,587	$--	$8,898,690	$(5,617,880)	$--
Fidelity Advisor International Real Estate Fund Class I	--	2,042,569	--	2,042,569	--	8,858,017	60,820,888
Fidelity Advisor Japan Fund Class I	--	9,109,316	--	1,307,811	--	27,600,758	124,065,027
Fidelity Advisor Overseas Fund Class I	65,198,108	--	--	2,955,443	--	12,578,314	77,776,422
Fidelity Canada Fund	1,697,478	--	1,842,730	22,250	(114,726)	259,978	--
Fidelity Diversified International Fund	522,867,045	52,304,394	--	32,894,943	--	77,308,995	652,480,434
Fidelity International Capital Appreciation Fund	359,153,085	14,703,159	--	14,703,159	--	87,164,104	461,020,348
Fidelity International Discovery Fund	513,926,401	52,039,256	--	32,629,805	--	107,635,982	673,601,639
Fidelity International Real Estate Fund	51,157,685	--	--	--	--	(1,237,383)	--
Fidelity International Small Cap Opportunities Fund	60,885,998	1,270,972	13,000,000	1,270,971	2,373,148	14,433,105	65,963,223
Fidelity International Value Fund	226,637,698	--	--	4,303,247	--	32,704,681	259,342,379
Fidelity Japan Fund	86,941,858	3,154,222	--	--	--	(2,741,127)	--
Fidelity Japan Smaller Companies Fund	34,392,965	1,993,028	--	1,993,028	--	8,371,022	44,757,015
Fidelity Overseas Fund	509,598,499	30,240,920	--	7,066,228	--	116,659,750	656,499,169
Fidelity Pacific Basin Fund	76,552,539	53,594,127	--	6,613,123	--	29,310,268	159,456,934
Fidelity SAI International Index Fund	53,648,980	--	60,545,257	--	9,830,257	(2,933,980)	--
Fidelity SAI International Minimum Volatility Index Fund	253,292,158	13,140,985	--	5,027,258	--	34,893,720	301,326,863
Fidelity SAI International Value Index Fund	--	170,035,000	--	35,000	--	(6,087,251)	163,947,749
Total	$2,834,066,274	$403,627,948	$96,784,574	$112,864,835	$20,987,369	$539,161,073	$3,701,058,090

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$73,725,122	$3,302,235	$70,422,887	$--
Consumer Staples	72,664,809	1,110,184	71,554,625	--
Energy	34,133,848	--	34,133,848	--
Financials	159,007,449	--	159,007,449	--
Health Care	70,675,602	--	70,675,602	--
Industrials	88,055,467	--	88,055,467	--
Information Technology	48,941,521	--	48,941,521	--
Materials	57,518,856	--	57,518,856	--
Real Estate	17,471,862	--	17,471,862	--
Telecommunication Services	29,094,690	1,241,089	27,853,601	--
Utilities	9,387,737	--	9,387,737	--
Equity Funds	3,701,058,090	3,701,058,090	--	--
Other Short-Term Investments	15,744,527	--	15,744,527	--
Money Market Funds	361,982,281	361,982,281	--	--
Total Investments in Securities:	$4,739,461,861	$4,068,693,879	$670,767,982	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(8,099,204)	$(8,099,204)	$--	$--
Total Liabilities	$(8,099,204)	$(8,099,204)	$--	$--
Total Derivative Instruments:	$(8,099,204)	$(8,099,204)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$164,838,507
Level 2 to Level 1	$0

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts	$0	$(8,099,204)
Total Equity Risk(a)	0	(8,099,204)
Total Value of Derivatives	$0	$(8,099,204)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $1,054,300) — See accompanying schedule: Unaffiliated issuers (cost $947,676,034)	$1,037,296,551
Fidelity Central Funds (cost $1,107,220)	1,107,220
Affiliated issuers (cost $3,086,332,368)	3,701,058,090
Total Investment in Securities (cost $4,035,115,622)		$4,739,461,861
Foreign currency held at value (cost $31,128)		31,128
Receivable for investments sold		1,450,541
Receivable for fund shares sold		6,017,427
Dividends receivable		1,889,234
Interest receivable		308,517
Distributions receivable from Fidelity Central Funds		12
Prepaid expenses		1,854
Other receivables		54,040
Total assets		4,749,214,614
Liabilities
Payable for investments purchased	$1,240,583
Payable for fund shares redeemed	1,963,181
Accrued management fee	232,015
Payable for daily variation margin on futures contracts	3,812,599
Other affiliated payables	206,570
Other payables and accrued expenses	128,888
Collateral on securities loaned	1,107,220
Total liabilities		8,691,056
Net Assets		$4,740,523,558
Net Assets consist of:
Paid in capital		$3,957,759,772
Undistributed net investment income		3,456,206
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		83,014,149
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		696,293,431
Net Assets, for 443,315,916 shares outstanding		$4,740,523,558
Net Asset Value, offering price and redemption price per share ($4,740,523,558 ÷ 443,315,916 shares)		$10.69

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends:
Unaffiliated issuers		$17,731,583
Affiliated issuers		35,991,175
Interest		2,897,121
Income from Fidelity Central Funds		168,262
Income before foreign taxes withheld		56,788,141
Less foreign taxes withheld		(1,445,437)
Total income		55,342,704
Expenses
Management fee	$13,399,922
Transfer agent fees	904,252
Accounting and security lending fees	1,537,265
Custodian fees and expenses	97,007
Independent trustees' fees and expenses	52,290
Registration fees	147,934
Audit	71,892
Legal	20,532
Miscellaneous	31,366
Total expenses before reductions	16,262,460
Expense reductions	(10,834,643)	5,427,817
Net investment income (loss)		49,914,887
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,049,472
Fidelity Central Funds	(503)
Affiliated issuers	20,987,369
Foreign currency transactions	90,418
Futures contracts	65,942,441
Realized gain distributions from underlying funds:
Affiliated issuers	76,873,660
Total net realized gain (loss)		195,942,857
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	53,517,962
Other affiliated issuers	539,161,073
Assets and liabilities in foreign currencies	95,045
Futures contracts	(13,418,383)
Total change in net unrealized appreciation (depreciation)		579,355,697
Net gain (loss)		775,298,554
Net increase (decrease) in net assets resulting from operations		$825,213,441

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$49,914,887	$53,570,492
Net realized gain (loss)	195,942,857	(9,873,997)
Change in net unrealized appreciation (depreciation)	579,355,697	289,275,312
Net increase (decrease) in net assets resulting from operations	825,213,441	332,971,807
Distributions to shareholders from net investment income	(46,185,765)	(53,242,381)
Distributions to shareholders from net realized gain	(45,762,042)	(7,617,821)
Total distributions	(91,947,807)	(60,860,202)
Share transactions
Proceeds from sales of shares	1,438,793,570	1,563,333,064
Reinvestment of distributions	91,740,199	60,759,238
Cost of shares redeemed	(1,116,512,838)	(1,039,018,895)
Net increase (decrease) in net assets resulting from share transactions	414,020,931	585,073,407
Total increase (decrease) in net assets	1,147,286,565	857,185,012
Net Assets
Beginning of period	3,593,236,993	2,736,051,981
End of period	$4,740,523,558	$3,593,236,993
Other Information
Undistributed net investment income end of period	$3,456,206	$–
Distributions in excess of net investment income end of period	$–	$(17,299)
Shares
Sold	141,598,196	178,720,325
Issued in reinvestment of distributions	8,597,957	7,153,677
Redeemed	(108,855,934)	(118,047,224)
Net increase (decrease)	41,340,219	67,826,778

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers International II Fund

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$8.94	$8.19	$9.41	$9.40	$7.88
Income from Investment Operations
Net investment income (loss)B	.12	.14	.10	.11	.14C
Net realized and unrealized gain (loss)	1.85	.76	(1.19)	.01	1.53
Total from investment operations	1.97	.90	(1.09)	.12	1.67
Distributions from net investment income	(.11)	(.13)	(.09)	(.10)	(.11)
Distributions from net realized gain	(.11)	(.02)	(.05)	(.01)	(.04)
Total distributions	(.22)	(.15)	(.13)D	(.11)	(.15)
Net asset value, end of period	$10.69	$8.94	$8.19	$9.41	$9.40
Total ReturnE	22.01%	11.11%	(11.70)%	1.36%	21.17%
Ratios to Average Net AssetsF,G
Expenses before reductions	.38%	.39%	.42%	.47%	.52%
Expenses net of fee waivers, if any	.13%	.14%	.17%	.22%	.27%
Expenses net of all reductions	.13%	.14%	.17%	.21%	.26%
Net investment income (loss)	1.16%	1.58%	1.09%	1.19%	1.61%C
Supplemental Data
Net assets, end of period (000 omitted)	$4,740,524	$3,593,237	$2,736,052	$1,754,709	$1,319,774
Portfolio turnover rateH	13%	14%	16%	22%	27%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.31%.

 D Total distributions of $.13 per share is comprised of distributions from net investment income of $.088 and distributions from net realized gain of $.046 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Strategic Advisers International II Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. In March 2018, the Board of Trustees approved a change in the name of Strategic Advisers International II Fund to Strategic Advisers Fidelity International Fund effective April 28, 2018. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustee compensation, capital loss carryforward, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$719,917,289
Gross unrealized depreciation	(30,049,771)
Net unrealized appreciation (depreciation)	$689,867,518
Tax Cost	$4,049,594,343

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,484,438
Undistributed long-term capital gain	$89,419,475
Net unrealized appreciation (depreciation) on securities and other investments	$689,913,906

The tax character of distributions paid was as follows:

	February 28, 2018	February 29, 2017
Ordinary Income	$51,694,159	$ 60,860,202
Long-term Capital Gains	40,253,648	–
Total	$91,947,807	$ 60,860,202

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $976,287,893 and $516,716,593, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC(the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .31% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIL Investment Advisors and Geode Capital Management, LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,960 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $168,262.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2020. During the period, this waiver reduced the Fund's management fee by $10,754,932.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $79,708 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Advisor Overseas Fund	12%
Fidelity International Capital Appreciation Fund	20%
Fidelity International Real Estate Fund	11%
Fidelity International Value Fund	48%
Fidelity Japan Fund	29%
Fidelity Pacific Basin Fund	15%
Fidelity SAI International Minimum Volatility Index Fund	14%
Fidelity SAI International Value Index Fund	98%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International II Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers International II Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Actual	.13%	$1,000.00	$1,065.20	$.67
Hypothetical-C		$1,000.00	$1,024.15	$.65

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International II Fund voted to pay on April 9, 2018, to shareholders of record at the opening of business on April 6, 2018, a distribution of $0.197 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.008 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2018, $134,825,794, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 2% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 95% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.135 and $0.013 for the dividend paid December 29, 2017.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International II Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with FIAM LLC (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-adviser are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2017 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by the sub-adviser. The Trustees noted that under the Sub-Advisory Agreement subject to oversight by Strategic Advisers, the sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that the sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of the sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2016, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International II Fund

2016 Total Return % vs. Morningstar Foreign Large Blend and MSCI EAFE (Net MA):

75% beaten
Fund
Benchmark
25% beaten
4
2
0
-2
-4
2.9
1.2
-1.2
-3.0
1 Year
-2
-4
-6
-8
-10
-3.4
-4.3
-4.6
-9.4
3 Year
45
40
35
30
25
43.2
38.2
38.3
26.4
5 Year
% Beaten
11%
63%
87%

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the five-year period, in the second quartile for the three-year period, and in the fourth quartile for the one-year period ended December 31, 2016. The Board also noted that the fund had under-performed 89% and out-performed 63% and 87% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2016. The Board also noted that the investment performance of the fund was higher than its benchmark for the five-year period and lower than its benchmark for the one- and three-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2020 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.00%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers International II Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):

Strategic Advisers International II SAI Mgmt Fee
Strategic Advisers International II Sub-Advisory Fee as a % of sub-advised assets
Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Strategic Advisers International II Total Mgmt Fee Including SAI Mgmt Fee
91
90
88
86
85
83
81
84
80
73
70
69
68
68
67
25
25
25
25
25
45
44
43
43
42

	2012	2013	2014	2015	2016
TMG %	15%	15%	16%	18%	17%
Funds	586	610	626	642	667
ASPG Quartile	1st	1st	1st	1st	2nd

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2016.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2016.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and the sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to the sub-adviser as a result of its relationship with the fund. The Board considered profitability information provided by the sub-adviser in light of the nature of the relationship between Strategic Advisers and the sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2020.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

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Strategic Advisers® International Multi-Manager Fund Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® International Multi-Manager Fund	20.41%	7.38%	8.32%

 A From May 2, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Multi-Manager Fund, a class of the fund, on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

See above for additional information regarding the performance of Strategic Advisers® International Multi-Manager Fund.

Period Ending Values
$15,937	Strategic Advisers® International Multi-Manager Fund
$16,085	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Stocks entered 2018 reinforced by accelerating corporate earnings, synchronous global economic growth and optimism around U.S. tax reform. Volatility spiked in February, though, amid fear that interest rates could rise faster than expected. Nevertheless, the MSCI World ex USA Index gained 19.12% for the 12 months ending February 28, 2018, aided partly by a generally weak U.S. dollar. Within the index, growth- led value-oriented stocks, and small-caps bested large-caps. Certain election results in continental Europe (+24%) suggested ebbing political risk there, whereas bumpy Brexit negotiations and sterling strength hindered the U.K. (+15%). Central-bank accommodation helped Japan (+22%) overcome recent yen strength and outperform the rest of the Asia-Pacific group (+15%). Meanwhile, commodity-price volatility weighed on Canada (+7%). Sector-wise, information technology (+36%) was lifted by software, semiconductor and internet-related names. Financials (+21%) rode rising interest rates that, at the same time, hurt real estate (+14%) and three other “bond proxy” sectors: consumer staples (+12%), utilities (+12%) and telecom services (+8%). Demand from China aided materials (+24%) and industrials (+24%). Energy (+14%) and health care (+10%) rallied from early-period difficulty. Elsewhere, the MSCI Emerging Markets Index rose 30.97% for the year, notably supported by China plus Brazil, Russia and India.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund's share classes gained about 20%, performing roughly in line with the 20.37% return of the benchmark MSCI EAFE Index. Versus the benchmark, underlying managers with a growth emphasis in their strategies aided the Fund’s performance, as growth-oriented stocks topped value stocks this period. Sub-adviser William Blair Investment Management outpaced the MSCI EAFE by a substantial margin and was the top relative contributor. This manager benefited from overall positioning in information technology, combined with solid picks in financials and health care. Country-wise, selections in emerging markets, Japan and Europe ex U.K. added the most value for William Blair. The Research Equity strategy managed by sub-adviser Massachusetts Financial Services (MFS) was another leading contributor. This strategy follows a GARP (growth at a reasonable price) discipline and did a nice job with picks in financials and materials, along with favorable positioning in technology, primarily in Europe ex U.K. On the downside, the Select International strategy from sub-adviser FIAM℠ was the primary relative detractor, as this broadly diversified core approach was hampered by poor stock picks across several sectors. I reduced the allocation to MFS’s International Value strategy following a period of strong performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2018

(excluding cash equivalents)

% of fund's net assets
iShares MSCI Japan ETF	2.3
Nestle SA (Reg. S)	1.7
Roche Holding AG (participation certificate)	1.3
Schneider Electric SA	1.2
British American Tobacco PLC (United Kingdom)	1.2
BP PLC	1.1
Linde AG	1.0
KDDI Corp.	1.0
Mitsubishi UFJ Financial Group, Inc.	1.0
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1.0
12.8

Top Five Market Sectors as of February 28, 2018

(stocks only)

% of fund's net assets
Financials	18.4
Industrials	14.5
Information Technology	12.1
Consumer Staples	11.6
Health Care	8.4

Geographic Diversification (% of fund's net assets)

As of February 28, 2018
Japan	19.2%
United Kingdom	15.4%
United States of America*	10.0%
Switzerland	9.1%
Germany	8.7%
France	8.1%
Netherlands	2.9%
Canada	2.5%
Hong Kong	2.3%
Other	21.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of February 28, 2018
Common Stocks	90.7%
Preferred Stocks	1.9%
Equity Funds	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 90.7%
	Shares	Value
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 1.0%
Brembo SpA	1,088	$15,205
Bridgestone Corp.	1,900	84,340
GKN PLC	24,667	148,530
Koito Manufacturing Co. Ltd.	3,100	213,898
Michelin CGDE Series B	616	94,682
Nokian Tyres PLC	1,364	62,522
Valeo SA	1,308	84,586
		703,763
Automobiles - 0.7%
Ferrari NV	477	59,111
Honda Motor Co. Ltd.	3,500	126,568
Isuzu Motors Ltd.	3,900	61,015
Mitsubishi Motors Corp. of Japan	7,300	57,307
Subaru Corp.	1,600	56,115
Suzuki Motor Corp.	2,400	136,910
		497,026
Diversified Consumer Services - 0.0%
Kroton Educacional SA	3,600	17,186
Hotels, Restaurants & Leisure - 1.7%
Accor SA	923	53,199
Aristocrat Leisure Ltd.	2,146	40,796
Carnival PLC	4,301	283,076
China Lodging Group Ltd. ADR	140	21,266
Compass Group PLC	16,998	361,126
Galaxy Entertainment Group Ltd.	16,000	138,809
Greggs PLC	1,024	16,781
Kindred Group PLC (depositary receipt)	2,093	33,939
Melco Crown Entertainment Ltd. sponsored ADR	2,500	68,625
Paddy Power Betfair PLC	590	68,259
Yum China Holdings, Inc.	1,311	56,793
		1,142,669
Household Durables - 0.7%
Husqvarna AB (B Shares)	1,576	16,819
Iida Group Holdings Co. Ltd.	1,600	30,094
Panasonic Corp.	6,000	93,396
Sony Corp.	3,500	176,366
Techtronic Industries Co. Ltd.	19,500	122,343
		439,018
Internet & Direct Marketing Retail - 0.1%
Ctrip.com International Ltd. ADR (a)	924	42,486
MakeMyTrip Ltd. (a)	446	13,938
Start Today Co. Ltd.	700	18,081
		74,505
Leisure Products - 0.0%
Yamaha Corp.	500	22,089
Media - 0.7%
Dentsu, Inc.	1,000	45,927
ProSiebenSat.1 Media AG	1,480	58,533
Publicis Groupe SA	1	75
Telenet Group Holding NV (a)	693	47,506
Vivendi SA	4,249	109,259
WPP PLC	10,770	206,247
		467,547
Multiline Retail - 0.2%
B&M European Value Retail S.A.	5,500	31,116
Dollarama, Inc.	524	60,988
Izumi Co. Ltd.	300	19,561
		111,665
Specialty Retail - 0.8%
Dufry AG (a)	421	60,395
Esprit Holdings Ltd. (a)	44,250	17,355
Mr Price Group Ltd.	1,719	40,979
Nitori Holdings Co. Ltd.	600	100,689
USS Co. Ltd.	11,000	225,782
Via Varejo SA unit	2,400	20,246
WH Smith PLC	1,588	44,231
		509,677
Textiles, Apparel & Luxury Goods - 1.4%
adidas AG	420	93,057
Compagnie Financiere Richemont SA Series A	3,103	272,104
Gildan Activewear, Inc.	3,690	107,031
Hermes International SCA	109	58,619
Kering SA	474	222,434
LVMH Moet Hennessy - Louis Vuitton SA	572	171,084
Moncler SpA	661	22,939
Swatch Group AG (Bearer)	61	25,711
		972,979

TOTAL CONSUMER DISCRETIONARY		4,958,124

CONSUMER STAPLES - 11.1%
Beverages - 2.3%
Anheuser-Busch InBev SA NV	1,622	172,189
Asahi Group Holdings	3,100	158,519
Coca-Cola European Partners PLC	600	22,812
Coca-Cola West Co. Ltd.	700	26,500
Diageo PLC	14,087	477,980
Embotelladoras Arca S.A.B. de CV	4,310	29,915
Fever-Tree Drinks PLC	701	23,937
Heineken NV (Bearer)	2,001	207,785
ITO EN Ltd.	2,600	108,986
Pernod Ricard SA	2,188	358,562
		1,587,185
Food & Staples Retailing - 0.5%
Bidcorp Ltd.	826	18,851
Booker Group PLC	24,495	76,366
Seven & i Holdings Co. Ltd.	1,500	62,613
Sundrug Co. Ltd.	3,000	138,330
Tesco PLC	9,965	28,833
Tsuruha Holdings, Inc.	100	14,479
		339,472
Food Products - 3.5%
Aryzta AG	4,296	107,075
China Mengniu Dairy Co. Ltd.	19,000	62,498
Danone SA	7,179	572,572
Kerry Group PLC Class A	2,330	232,431
M. Dias Branco SA	1,300	23,955
Nestle SA (Reg. S)	14,408	1,144,731
Nissin Food Holdings Co. Ltd.	600	40,826
Toyo Suisan Kaisha Ltd.	3,000	116,956
WH Group Ltd. (b)	53,500	65,891
		2,366,935
Household Products - 1.2%
Colgate-Palmolive Co.	3,844	265,121
Essity AB Class B	2,194	60,049
Reckitt Benckiser Group PLC	5,984	474,989
		800,159
Personal Products - 1.9%
Kao Corp.	5,200	379,573
Kobayashi Pharmaceutical Co. Ltd.	1,700	110,337
Kose Corp.	600	111,616
L'Oreal SA	1,289	277,161
Pola Orbis Holdings, Inc.	1,100	46,117
Shiseido Co. Ltd.	1,400	83,960
Unilever NV (Certificaten Van Aandelen) (Bearer)	3,386	177,210
Unilever PLC	2,003	102,991
		1,288,965
Tobacco - 1.7%
British American Tobacco PLC (United Kingdom)	13,506	797,158
Imperial Tobacco Group PLC	1,633	58,630
Japan Tobacco, Inc.	10,500	297,960
		1,153,748

TOTAL CONSUMER STAPLES		7,536,464

ENERGY - 4.3%
Energy Equipment & Services - 0.3%
Core Laboratories NV	657	67,645
John Wood Group PLC	5,096	42,445
Schlumberger Ltd.	1,018	66,822
Tenaris SA	3,443	59,418
		236,330
Oil, Gas & Consumable Fuels - 4.0%
BP PLC	112,925	733,986
Cairn Energy PLC (a)	15,452	39,437
Caltex Australia Ltd.	2,915	79,017
Enbridge, Inc.	2,292	72,893
Encana Corp.	17,547	184,058
Eni SpA	6,282	104,312
Galp Energia SGPS SA Class B	4,749	85,535
INPEX Corp.	3,500	41,882
Lundin Petroleum AB	3,429	80,067
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	3,004	32,881
Oil Search Ltd. ADR	13,358	77,190
Royal Dutch Shell PLC:
Class A	1,130	35,851
Class A (United Kingdom)	5,798	183,107
Class B (United Kingdom)	11,428	362,487
Statoil ASA	5,304	120,727
Suncor Energy, Inc.	4,228	139,176
Total SA	5,589	317,895
		2,690,501

TOTAL ENERGY		2,926,831

FINANCIALS - 18.1%
Banks - 10.1%
AIB Group PLC	15,979	105,873
Australia & New Zealand Banking Group Ltd.	6,563	146,671
Bank Ireland Group PLC	1,429	13,350
Bankinter SA	15,882	174,556
Barclays PLC	222,205	646,536
BGEO Group PLC	357	16,628
BNP Paribas SA	7,222	571,047
BOC Hong Kong (Holdings) Ltd.	17,000	85,433
CaixaBank SA	23,803	115,570
Canadian Imperial Bank of Commerce	454	41,466
Chiba Bank Ltd.	5,000	41,039
Credicorp Ltd. (United States)	499	108,009
Danske Bank A/S	2,646	106,199
DBS Group Holdings Ltd.	4,500	96,709
DNB ASA	7,270	142,604
Erste Group Bank AG	4,565	232,115
FinecoBank SpA	3,243	39,637
Grupo Financiero Galicia SA sponsored ADR	297	18,693
HDFC Bank Ltd. sponsored ADR	2,655	258,013
Industrial & Commercial Bank of China Ltd. (H Shares)	179,000	152,605
ING Groep NV (Certificaten Van Aandelen)	12,862	225,702
Intesa Sanpaolo SpA	81,234	304,773
Jyske Bank A/S (Reg.)	2,328	137,389
KBC Groep NV	4,780	447,897
Lloyds Banking Group PLC	279,806	264,370
Mebuki Financial Group, Inc.	7,800	31,268
Metro Bank PLC (a)	339	18,363
Mitsubishi UFJ Financial Group, Inc.	94,200	663,511
Nordea Bank AB	9,403	106,703
North Pacific Bank Ltd.	7,500	25,964
PT Bank Central Asia Tbk	71,800	120,837
Societe Generale Series A	2,573	146,197
Standard Chartered PLC (United Kingdom)	17,295	191,750
Sumitomo Mitsui Financial Group, Inc.	5,600	242,041
Svenska Handelsbanken AB (A Shares)	9,886	135,259
Swedbank AB (A Shares)	2,471	62,023
Sydbank A/S	821	32,048
The Hachijuni Bank Ltd.	4,900	29,389
The Suruga Bank Ltd.	1,500	24,499
The Toronto-Dominion Bank	2,135	123,122
Unicaja Banco SA	22,000	38,178
UniCredit SpA	14,267	300,887
United Overseas Bank Ltd.	3,403	71,282
		6,856,205
Capital Markets - 2.1%
3i Group PLC	5,403	69,499
Anima Holding SpA (b)	2,160	16,320
Banca Generali SpA	1,356	44,812
Close Brothers Group PLC	717	15,410
Credit Suisse Group AG	6,483	119,301
Daiwa Securities Group, Inc.	6,000	39,887
IG Group Holdings PLC	4,080	45,269
Intermediate Capital Group PLC	2,056	29,742
Julius Baer Group Ltd.	3,174	206,161
Jupiter Fund Management PLC	3,117	21,826
Macquarie Group Ltd.	1,575	125,486
Nomura Holdings, Inc.	8,900	54,178
Partners Group Holding AG	151	109,442
St. James's Place Capital PLC	2,349	37,130
TMX Group Ltd.	1,354	80,942
UBS Group AG	20,722	392,679
		1,408,084
Consumer Finance - 0.3%
AEON Financial Service Co. Ltd.	7,600	176,609
Cembra Money Bank AG	180	16,937
		193,546
Diversified Financial Services - 0.7%
Cerved Information Solutions SpA	2,903	37,361
Challenger Ltd.	5,924	57,694
FirstRand Ltd.	13,772	85,496
ORIX Corp.	7,500	132,785
RMB Holdings Ltd.	5,200	38,160
Standard Life PLC	17,367	87,727
Wendel SA	217	37,609
Zenkoku Hosho Co. Ltd.	500	22,043
		498,875
Insurance - 4.9%
AIA Group Ltd.	52,400	434,846
Allianz SE	368	85,483
Aon PLC	843	118,290
Aviva PLC	44,465	308,022
BB Seguridade Participacoes SA	800	7,170
Dai-ichi Mutual Life Insurance Co.	3,200	62,660
Direct Line Insurance Group PLC	4,258	22,394
Fairfax Financial Holdings Ltd. (sub. vtg.)	239	116,811
Hiscox Ltd.	12,904	246,599
Insurance Australia Group Ltd.	14,596	92,232
Jardine Lloyd Thompson Group PLC	2,699	48,876
Manulife Financial Corp.	6,600	125,602
Muenchener Rueckversicherungs AG	328	73,344
NKSJ Holdings, Inc.	4,100	156,808
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	19,500	205,399
Prudential PLC	15,446	387,031
QBE Insurance Group Ltd.	9,278	72,873
Sampo Oyj (A Shares)	900	50,936
Sony Financial Holdings, Inc.	1,800	33,182
Swiss Re Ltd.	924	94,012
Zurich Insurance Group AG	1,640	539,224
		3,281,794

TOTAL FINANCIALS		12,238,504

HEALTH CARE - 8.4%
Biotechnology - 0.4%
3SBio, Inc.(a)(b)	9,000	17,004
Abcam PLC	1,041	18,184
CSL Ltd.	773	97,351
Genmab A/S (a)	83	16,880
Grifols SA	2,044	55,885
HUGEL, Inc. (a)	28	14,290
Shire PLC	1,551	66,102
		285,696
Health Care Equipment & Supplies - 1.1%
ASAHI INTECC Co. Ltd.	736	25,933
Carl Zeiss Meditec AG	291	17,933
Dentsply Sirona, Inc.	1,707	95,694
Hoya Corp.	1,200	63,090
Koninklijke Philips Electronics NV	2,375	90,513
Nihon Kohden Corp.	3,300	92,296
Olympus Corp.	1,600	63,991
Straumann Holding AG	48	32,334
Terumo Corp.	5,000	268,148
		749,932
Health Care Providers & Services - 0.3%
Fresenius Medical Care AG & Co. KGaA	607	64,042
Orpea	265	31,807
Sinopharm Group Co. Ltd. (H Shares)	7,600	33,298
Sonic Healthcare Ltd.	2,964	55,917
		185,064
Life Sciences Tools & Services - 0.4%
Eurofins Scientific SA	86	48,472
ICON PLC (a)	308	34,899
Lonza Group AG	739	187,233
		270,604
Pharmaceuticals - 6.2%
AstraZeneca PLC (United Kingdom)	6,647	435,061
Bayer AG	3,438	401,201
Chugai Pharmaceutical Co. Ltd.	800	41,232
CSPC Pharmaceutical Group Ltd.	18,000	41,080
Dechra Pharmaceuticals PLC	647	22,297
GlaxoSmithKline PLC	18,679	334,984
Ipsen SA	524	76,761
Novartis AG	6,354	530,062
Novo Nordisk A/S Series B	8,076	417,779
Recordati SpA	708	25,310
Roche Holding AG (participation certificate)	3,889	898,281
Rohto Pharmaceutical Co. Ltd.	1,000	27,683
Sanofi SA	1,515	119,609
Santen Pharmaceutical Co. Ltd.	21,100	335,903
Shionogi & Co. Ltd.	700	36,437
Takeda Pharmaceutical Co. Ltd.	7,800	442,266
		4,185,946

TOTAL HEALTH CARE		5,677,242

INDUSTRIALS - 14.5%
Aerospace & Defense - 0.8%
BAE Systems PLC	6,953	55,186
Cobham PLC (a)	102,207	158,668
Leonardo SpA	2,297	24,589
MTU Aero Engines Holdings AG	535	89,341
Rolls-Royce Holdings PLC	10,039	115,473
Thales SA	819	91,028
		534,285
Air Freight & Logistics - 0.5%
Deutsche Post AG	2,688	122,630
Yamato Holdings Co. Ltd.	7,800	194,178
		316,808
Airlines - 0.6%
easyJet PLC	836	19,195
Japan Airlines Co. Ltd.	8,400	320,142
Ryanair Holdings PLC sponsored ADR (a)	465	56,386
		395,723
Building Products - 1.2%
Asahi Glass Co. Ltd.	1,300	53,691
Belimo Holding AG (Reg.)	2	8,771
Compagnie de St. Gobain	1,494	84,559
Daikin Industries Ltd.	3,500	411,203
Geberit AG (Reg.)	88	39,728
Kaba Holding AG (B Shares) (Reg.)	18	16,509
Kingspan Group PLC (Ireland)	445	18,801
Nichias Corp.	1,000	13,278
Toto Ltd.	3,300	173,438
		819,978
Commercial Services & Supplies - 0.8%
Brambles Ltd.	33,094	244,665
Intrum Justitia AB	593	18,426
Prosegur Compania de Seguridad SA (Reg.)	1,872	14,952
Rentokil Initial PLC	17,651	70,209
Ritchie Brothers Auctioneers, Inc.	1,850	59,975
Secom Co. Ltd.	1,500	107,278
Sohgo Security Services Co., Ltd.	1,100	51,722
		567,227
Construction & Engineering - 0.9%
Balfour Beatty PLC	39,817	144,709
Bouygues SA	1,446	73,150
Eiffage SA	453	49,038
Taisei Corp.	1,100	55,751
VINCI SA	2,878	284,174
		606,822
Electrical Equipment - 2.3%
ABB Ltd. (Reg.)	14,042	339,799
Legrand SA	3,309	259,419
Melrose Industries PLC	9,432	29,472
Nidec Corp.	500	79,845
Schneider Electric SA	9,627	834,361
		1,542,896
Industrial Conglomerates - 0.2%
Bidvest Group Ltd.	826	15,642
CK Hutchison Holdings Ltd.	6,920	86,488
Toshiba Corp. (a)	16,000	47,463
		149,593
Machinery - 3.5%
Alfa Laval AB	7,427	178,406
Atlas Copco AB (A Shares)	2,555	108,683
CNH Industrial NV	3,665	49,320
Fanuc Corp.	700	176,885
GEA Group AG	5,675	268,263
Glory Ltd.	500	18,781
Hoshizaki Corp.	200	18,023
IMI PLC	11,111	186,507
Interpump Group SpA	617	20,394
KION Group AG	306	26,098
Komatsu Ltd.	7,300	264,699
Kubota Corp.	10,300	186,386
Minebea Mitsumi, Inc.	3,000	67,854
Mitsubishi Heavy Industries Ltd.	1,100	44,765
Nabtesco Corp.	500	21,467
Nordson Corp.	848	113,691
Schindler Holding AG (participation certificate)	787	183,885
SMC Corp.	100	41,678
Spirax-Sarco Engineering PLC	2,630	206,039
Sumitomo Heavy Industries Ltd.	1,200	46,747
Volvo AB (B Shares)	2,816	52,946
Wartsila Corp.	1,120	78,798
WashTec AG	92	7,616
		2,367,931
Marine - 0.1%
A.P. Moller - Maersk A/S Series B	36	58,478
Professional Services - 1.3%
Experian PLC	4,657	99,420
Intertek Group PLC	2,002	134,999
Nihon M&A Center, Inc.	600	38,909
Recruit Holdings Co. Ltd.	2,300	55,620
RELX NV	12,054	247,260
SGS SA (Reg.)	60	152,276
TechnoPro Holdings, Inc.	600	35,676
Wolters Kluwer NV	1,799	91,126
		855,286
Road & Rail - 1.1%
Canadian National Railway Co.	1,828	141,431
Canadian Pacific Railway Ltd.	999	178,671
DSV de Sammensluttede Vognmaend A/S	1,600	125,319
East Japan Railway Co.	3,200	300,198
Globaltrans Investment PLC GDR (Reg. S)	1,081	11,889
Sankyu, Inc.	400	19,296
		776,804
Trading Companies & Distributors - 0.9%
Ashtead Group PLC	2,021	58,251
Brenntag AG	1,463	91,199
Bunzl PLC	5,876	157,712
Finning International, Inc.	622	16,568
Itochu Corp.	6,800	130,713
Misumi Group, Inc.	4,100	117,870
Wolseley PLC	735	51,799
		624,112
Transportation Infrastructure - 0.3%
Aena Sme SA	332	67,427
CCR SA	700	2,738
China Merchants Holdings International Co. Ltd.	32,346	75,111
Kamigumi Co. Ltd.	1,500	32,784
Malaysia Airports Holdings Bhd	24,100	53,100
		231,160

TOTAL INDUSTRIALS		9,847,103

INFORMATION TECHNOLOGY - 12.1%
Communications Equipment - 0.1%
Telefonaktiebolaget LM Ericsson (B Shares)	9,733	65,110
Electronic Equipment & Components - 1.9%
China High Precision Automation Group Ltd. (a)(c)	15,000	0
Halma PLC	7,949	131,348
Hexagon AB (B Shares)	1,308	76,469
Hirose Electric Co. Ltd.	755	112,209
Hitachi Ltd.	33,000	249,549
Keyence Corp.	400	242,240
OMRON Corp.	2,700	158,901
Renishaw PLC	311	20,564
Samsung SDI Co. Ltd.	203	32,030
Shimadzu Corp.	1,500	38,423
Spectris PLC	3,314	123,845
TDK Corp.	400	36,197
Topcon Corp.	1,100	24,448
Yokogawa Electric Corp.	2,500	50,397
		1,296,620
Internet Software & Services - 1.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,065	198,239
Baidu.com, Inc. sponsored ADR (a)	1,200	302,808
DeNA Co. Ltd.	1,300	23,669
Just Eat Holding Ltd. (a)	6,684	80,315
NAVER Corp.	129	95,356
Scout24 AG (b)	903	39,679
Shopify, Inc. Class A (a)	411	56,852
SINA Corp. (a)	240	28,063
Tencent Holdings Ltd.	4,000	218,834
Wix.com Ltd. (a)	203	15,235
Yandex NV Series A (a)	923	37,926
		1,096,976
IT Services - 2.6%
Amadeus IT Holding SA Class A	8,413	617,647
Bechtle AG	192	16,307
Capgemini SA	782	97,473
Cognizant Technology Solutions Corp. Class A	2,437	199,883
EPAM Systems, Inc. (a)	879	99,432
Infosys Ltd. sponsored ADR	3,950	69,757
IT Holdings Corp.	800	29,381
MasterCard, Inc. Class A	531	93,329
Nomura Research Institute Ltd.	6,800	304,555
OBIC Co. Ltd.	1,500	124,477
Otsuka Corp.	500	46,348
Wirecard AG	357	42,479
		1,741,068
Semiconductors & Semiconductor Equipment - 2.6%
Analog Devices, Inc.	1,185	106,828
ASM Pacific Technology Ltd.	2,900	41,249
ASML Holding NV (Netherlands)	368	71,769
Broadcom Ltd.	179	44,116
Disco Corp.	100	23,308
Infineon Technologies AG	10,599	286,839
MediaTek, Inc.	5,000	49,960
Mellanox Technologies Ltd. (a)	891	61,301
NVIDIA Corp.	136	32,912
Renesas Electronics Corp. (a)	5,100	58,322
ROHM Co. Ltd.	100	10,503
Silicon Motion Technology Corp. sponsored ADR	800	37,496
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	15,050	652,418
Texas Instruments, Inc.	1,600	173,360
Tokyo Electron Ltd.	300	58,621
Ulvac, Inc.	500	30,489
		1,739,491
Software - 2.6%
ANSYS, Inc. (a)	1,221	195,287
Cadence Design Systems, Inc. (a)	5,522	214,088
Check Point Software Technologies Ltd. (a)	1,324	137,550
Constellation Software, Inc.	71	45,957
Dassault Systemes SA	1,274	164,361
Micro Focus International PLC	8,102	228,597
Nintendo Co. Ltd.	400	182,344
Playtech Ltd.	2,745	29,443
SAP SE	4,864	507,604
Trend Micro, Inc.	700	39,482
		1,744,713
Technology Hardware, Storage & Peripherals - 0.7%
Logitech International SA (Reg.)	830	32,576
Samsung Electronics Co. Ltd.	207	448,988
		481,564

TOTAL INFORMATION TECHNOLOGY		8,165,542

MATERIALS - 7.5%
Chemicals - 5.7%
Air Liquide SA	351	43,843
Akzo Nobel NV	5,408	526,838
Arkema SA	892	116,405
Asahi Kasei Corp.	7,000	89,705
BASF AG	4,633	484,007
Covestro AG (b)	667	75,245
Croda International PLC	3,864	244,500
Elementis PLC	5,380	21,411
Frutarom Industries Ltd.	194	17,850
Givaudan SA	174	395,654
Johnson Matthey PLC	761	32,703
JSR Corp.	2,500	60,148
K&S AG	2,277	63,409
Linde AG (a)	3,085	684,558
Mitsui Chemicals, Inc.	2,100	63,723
Nitto Denko Corp.	900	73,891
Orica Ltd.	8,140	116,651
PTT Global Chemical PCL (For. Reg.)	9,200	28,918
Shin-Etsu Chemical Co. Ltd.	400	42,026
Sika AG	21	172,207
Symrise AG	3,318	269,089
Synthomer PLC	2,240	14,523
Toray Industries, Inc.	4,700	47,471
Umicore SA	1,330	74,973
Victrex PLC	982	34,918
Yara International ASA	1,187	52,450
		3,847,116
Construction Materials - 0.2%
Anhui Conch Cement Co. Ltd. (H Shares)	6,500	34,535
CRH PLC	2,150	70,653
James Hardie Industries PLC CDI	2,344	41,149
		146,337
Containers & Packaging - 0.1%
Huhtamaki Oyj	27	1,141
Smurfit Kappa Group PLC	1,636	56,922
		58,063
Metals & Mining - 1.5%
ArcelorMittal SA (Netherlands) (a)	1,217	41,323
BHP Billiton Ltd.	4,281	100,527
BHP Billiton PLC	12,179	247,246
Boliden AB	1,753	61,982
Glencore Xstrata PLC	58,020	305,107
Mitsui Mining & Smelting Co. Ltd.	497	24,716
Norsk Hydro ASA	7,519	50,520
Rio Tinto PLC	3,045	163,227
South32 Ltd.	24,954	63,012
		1,057,660

TOTAL MATERIALS		5,109,176

REAL ESTATE - 2.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Aedas Homes SAU (b)	587	20,319
Mirvac Group unit	33,262	54,466
Segro PLC	5,066	39,766
		114,551
Real Estate Management & Development - 2.0%
China Overseas Land and Investment Ltd.	18,000	62,542
Deutsche Wohnen AG (Bearer)	4,839	199,553
Fabege AB	767	16,609
Grand City Properties SA	5,535	123,399
Henderson Land Development Co. Ltd.	9,400	60,731
LEG Immobilien AG	2,403	249,461
Lendlease Group unit	4,426	60,767
Mitsui Fudosan Co. Ltd.	3,300	78,946
Nexity	243	15,178
Sino Land Ltd.	30,888	54,412
TAG Immobilien AG	2,719	51,462
Vonovia SE	8,233	375,337
		1,348,397

TOTAL REAL ESTATE		1,462,948

TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 0.8%
Cellnex Telecom Sau (b)	4,177	107,400
Com Hem Holding AB	3,132	51,555
Deutsche Telekom AG	7,331	117,785
HKT Trust/HKT Ltd. unit	26,000	32,891
Iliad SA	54	12,661
Koninklijke KPN NV	13,589	42,524
Nippon Telegraph & Telephone Corp.	2,900	134,695
Spark New Zealand Ltd.	14,298	34,596
		534,107
Wireless Telecommunication Services - 2.9%
Advanced Info Service PCL (For. Reg.)	13,300	83,686
China Mobile Ltd.	37,268	347,078
KDDI Corp.	27,700	680,237
Rogers Communications, Inc. Class B (non-vtg.)	100	4,506
SK Telecom Co. Ltd.	1,216	267,900
SoftBank Corp.	3,400	280,149
Vodafone Group PLC	119,687	334,596
		1,998,152

TOTAL TELECOMMUNICATION SERVICES		2,532,259

UTILITIES - 1.5%
Electric Utilities - 0.9%
CLP Holdings Ltd.	10,000	101,144
DONG Energy A/S (b)	1,108	68,977
Fortum Corp.	5,314	116,715
Iberdrola SA	10,700	78,745
Red Electrica Corporacion SA	1,711	33,291
Scottish & Southern Energy PLC	13,912	233,793
		632,665
Gas Utilities - 0.3%
APA Group:
unit (a)	692	4,300
unit	11,640	71,810
China Resource Gas Group Ltd.	24,000	80,344
Infraestructura Energetica Nova S.A.B. de CV	2,800	13,264
Rubis	345	24,684
		194,402
Multi-Utilities - 0.3%
E.ON AG	8,119	82,323
ENGIE	8,491	132,429
		214,752

TOTAL UTILITIES		1,041,819

TOTAL COMMON STOCKS
(Cost $45,576,892)		61,496,012

Nonconvertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 1.1%
Automobiles - 1.1%
Porsche Automobil Holding SE (Germany)	871	72,554
Volkswagen AG	3,311	644,117
		716,671
CONSUMER STAPLES - 0.5%
Beverages - 0.1%
Ambev SA sponsored ADR	9,296	62,748
Household Products - 0.4%
Henkel AG & Co. KGaA	2,154	285,763

TOTAL CONSUMER STAPLES		348,511

FINANCIALS - 0.3%
Banks - 0.3%
Itau Unibanco Holding SA	12,250	190,075
MATERIALS - 0.0%
Chemicals - 0.0%
Fuchs Petrolub AG	387	21,900
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $916,600)		1,277,157

Equity Funds - 2.3%
Other - 2.3%
iShares MSCI Japan ETF
(Cost $1,383,674)	26,030	1,589,641
	Principal Amount

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 1.27% to 1.56% 3/1/18 to 5/10/18 (d)
(Cost $211,768)	$212,000	211,753
	Shares	Value

Money Market Funds - 8.3%
State Street Institutional U.S. Government Money Market Fund Premier Class 1.26%(e)
(Cost $5,612,774)	5,612,774	5,612,774
TOTAL INVESTMENT IN SECURITIES - 103.5%
(Cost $53,701,708)		70,187,337
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(2,347,672)
NET ASSETS - 100%		$67,839,665

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME Nikkei 225 Index Contracts (United States)	16	March 2018	$1,753,600	$(60,464)	$(60,464)
ICE E-mini MSCI EAFE Index Contracts (United States)	2	March 2018	203,650	3,996	3,996
TOTAL FUTURES CONTRACTS					$(56,468)

The notional amount of futures purchased as a percentage of Net Assets is 2.9%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $410,835 or 0.6% of net assets.

 (c) Level 3 security

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $211,753.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$5,674,795	$408,559	$5,266,236	$--
Consumer Staples	7,884,975	404,551	7,480,424	--
Energy	2,926,831	563,475	2,363,356	--
Financials	12,428,579	1,188,193	11,240,386	--
Health Care	5,677,242	130,593	5,546,649	--
Industrials	9,847,103	569,460	9,277,643	--
Information Technology	8,165,542	2,802,837	5,362,705	--
Materials	5,131,076	17,850	5,113,226	--
Real Estate	1,462,948	--	1,462,948	--
Telecommunication Services	2,532,259	39,102	2,493,157	--
Utilities	1,041,819	17,564	1,024,255	--
Equity Funds	1,589,641	1,589,641	--	--
Other Short-Term Investments	211,753	--	211,753	--
Money Market Funds	5,612,774	5,612,774	--	--
Total Investments in Securities:	$70,187,337	$13,344,599	$56,842,738	$--
Derivative Instruments:
Assets
Futures Contracts	$3,996	$3,996	$--	$--
Total Assets	$3,996	$3,996	$--	$--
Liabilities
Futures Contracts	$(60,464)	$(60,464)	$--	$--
Total Liabilities	$(60,464)	$(60,464)	$--	$--
Total Derivative Instruments:	$(56,468)	$(56,468)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$24,136,450
Level 2 to Level 1	$134,120

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$3,996	$(60,464)
Total Equity Risk	3,996	(60,464)
Total Value of Derivatives	$3,996	$(60,464)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

Japan	19.2%
United Kingdom	15.4%
United States of America	10.0%
Switzerland	9.1%
Germany	8.7%
France	8.1%
Netherlands	2.9%
Canada	2.5%
Hong Kong	2.3%
Australia	2.3%
Spain	2.0%
Cayman Islands	1.7%
Sweden	1.6%
Denmark	1.4%
Italy	1.3%
Korea (South)	1.2%
Belgium	1.2%
Taiwan	1.1%
Bailiwick of Jersey	1.0%
Ireland	1.0%
Others (Individually Less Than 1%)	6.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $53,701,708)		$70,187,337
Foreign currency held at value (cost $922)		922
Receivable for investments sold		849,399
Receivable for fund shares sold		8,381
Dividends receivable		229,065
Interest receivable		5,814
Prepaid expenses		33
Receivable from investment adviser for expense reductions		9,083
Other receivables		1,361
Total assets		71,291,395
Liabilities
Payable for investments purchased	$270,531
Payable for fund shares redeemed	3,000,000
Accrued management fee	37,382
Distribution and service plan fees payable	26
Payable for daily variation margin on futures contracts	48,677
Other affiliated payables	7,980
Other payables and accrued expenses	87,134
Total liabilities		3,451,730
Net Assets		$67,839,665
Net Assets consist of:
Paid in capital		$49,570,587
Distributions in excess of net investment income		(481)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,835,981
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		16,433,578
Net Assets		$67,839,665
International Multi-Manager:
Net Asset Value, offering price and redemption price per share ($67,591,865 ÷ 5,030,079 shares)		$13.44
Class L:
Net Asset Value, offering price and redemption price per share ($124,563 ÷ 9,281 shares)		$13.42
Class N:
Net Asset Value, offering price and redemption price per share ($123,237 ÷ 9,192 shares)		$13.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends:
Unaffiliated issuers		$1,749,984
Interest		43,106
Income before foreign taxes withheld		1,793,090
Less foreign taxes withheld		(147,859)
Total income		1,645,231
Expenses
Management fee	$454,334
Transfer agent fees	58,954
Distribution and service plan fees	292
Accounting fees and expenses	36,582
Custodian fees and expenses	121,584
Independent trustees' fees and expenses	873
Registration fees	43,559
Audit	67,802
Legal	1,633
Miscellaneous	747
Total expenses before reductions	786,360
Expense reductions	(85,272)	701,088
Net investment income (loss)		944,143
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		3,338,823
Foreign currency transactions	(222)
Futures contracts	502,961
Total net realized gain (loss)		3,841,562
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	8,144,610
Assets and liabilities in foreign currencies	14,789
Futures contracts	(151,954)
Total change in net unrealized appreciation (depreciation)		8,007,445
Net gain (loss)		11,849,007
Net increase (decrease) in net assets resulting from operations		$12,793,150

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$944,143	$951,018
Net realized gain (loss)	3,841,562	41,860
Change in net unrealized appreciation (depreciation)	8,007,445	6,457,207
Net increase (decrease) in net assets resulting from operations	12,793,150	7,450,085
Distributions to shareholders from net investment income	(983,893)	(929,259)
Distributions to shareholders from net realized gain	(646,573)	(232,361)
Total distributions	(1,630,466)	(1,161,620)
Share transactions - net increase (decrease)	(5,986,157)	(2,432,987)
Redemption fees	262	2
Total increase (decrease) in net assets	5,176,789	3,855,480
Net Assets
Beginning of period	62,662,876	58,807,396
End of period	$67,839,665	$62,662,876
Other Information
Undistributed net investment income end of period	$–	$15,190
Distributions in excess of net investment income end of period	$(481)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers International Multi-Manager Fund

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.41	$10.31	$12.15	$12.80	$11.04
Income from Investment Operations
Net investment income (loss)B	.17	.17	.16	.17	.27C
Net realized and unrealized gain (loss)	2.16	1.14	(1.75)	(.03)	1.89
Total from investment operations	2.33	1.31	(1.59)	.14	2.16
Distributions from net investment income	(.18)	(.17)	(.16)D	(.27)	(.17)
Distributions from net realized gain	(.12)	(.04)	(.09)D	(.52)	(.23)
Total distributions	(.30)	(.21)	(.25)	(.79)	(.40)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$13.44	$11.41	$10.31	$12.15	$12.80
Total ReturnF	20.41%	12.84%	(13.34)%	1.25%	19.74%
Ratios to Average Net AssetsG
Expenses before reductions	1.12%	1.18%	1.10%	1.14%	1.20%
Expenses net of fee waivers, if any	1.00%	1.04%	1.10%	1.14%	1.18%
Expenses net of all reductions	1.00%	1.04%	1.09%	1.12%	1.17%
Net investment income (loss)	1.33%	1.51%	1.34%	1.38%	2.29%C
Supplemental Data
Net assets, end of period (000 omitted)	$67,592	$58,435	$55,756	$63,653	$68,582
Portfolio turnover rateH	46%	50%	42%	41%	46%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized expense ratios.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers International Multi-Manager Fund Class L

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$11.40	$10.30	$12.14	$12.80	$12.62
Income from Investment Operations
Net investment income (loss)C	.17	.17	.16	.17	.11D
Net realized and unrealized gain (loss)	2.15	1.14	(1.75)	(.04)	.45
Total from investment operations	2.32	1.31	(1.59)	.13	.56
Distributions from net investment income	(.18)	(.17)	(.16)E	(.28)	(.17)
Distributions from net realized gain	(.12)	(.04)	(.09)E	(.52)	(.21)
Total distributions	(.30)	(.21)	(.25)	(.79)F	(.38)
Redemption fees added to paid in capitalC	–G	–	–G	–G	–G
Net asset value, end of period	$13.42	$11.40	$10.30	$12.14	$12.80
Total ReturnH,I	20.34%	12.85%	(13.35)%	1.21%	4.57%
Ratios to Average Net AssetsJ
Expenses before reductions	1.12%	1.19%	1.11%	1.15%	1.33%K
Expenses net of fee waivers, if any	1.00%	1.04%	1.10%	1.15%	1.18%K
Expenses net of all reductions	1.00%	1.04%	1.09%	1.13%	1.17%K
Net investment income (loss)	1.33%	1.51%	1.34%	1.38%	2.88%D,K
Supplemental Data
Net assets, end of period (000 omitted)	$125	$103	$92	$106	$105
Portfolio turnover rateL	46%	50%	42%	41%	46%K

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.79 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.517 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized expense ratios. Fees and expenses of the Underlying Funds are not included in the class' annualized expense ratios.

 K Annualized

 L Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers International Multi-Manager Fund Class N

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$11.38	$10.29	$12.13	$12.79	$12.62
Income from Investment Operations
Net investment income (loss)C	.14	.14	.13	.14	.10D
Net realized and unrealized gain (loss)	2.15	1.14	(1.75)	(.04)	.45
Total from investment operations	2.29	1.28	(1.62)	.10	.55
Distributions from net investment income	(.15)	(.15)	(.13)E	(.24)	(.17)
Distributions from net realized gain	(.11)	(.04)	(.09)E	(.52)	(.21)
Total distributions	(.26)	(.19)	(.22)	(.76)	(.38)
Redemption fees added to paid in capitalC	–F	–	–F	–F	–F
Net asset value, end of period	$13.41	$11.38	$10.29	$12.13	$12.79
Total ReturnG,H	20.17%	12.52%	(13.55)%	.95%	4.45%
Ratios to Average Net AssetsI
Expenses before reductions	1.37%	1.44%	1.35%	1.40%	1.59%J
Expenses net of fee waivers, if any	1.25%	1.29%	1.35%	1.40%	1.43%J
Expenses net of all reductions	1.24%	1.29%	1.34%	1.38%	1.42%J
Net investment income (loss)	1.09%	1.26%	1.09%	1.13%	2.63%D,J
Supplemental Data
Net assets, end of period (000 omitted)	$123	$103	$91	$105	$104
Portfolio turnover rateK	46%	50%	42%	41%	46%J

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.84%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized expense ratios.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Strategic Advisers International Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers International Multi-Manager, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective December 5, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,054,059
Gross unrealized depreciation	(937,147)
Net unrealized appreciation (depreciation)	$16,116,912
Tax Cost	$54,070,425

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,929
Undistributed long-term capital gain	$2,130,785
Net unrealized appreciation (depreciation) on securities and other investments	$16,120,939

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$1,077,750	$ 1,161,620
Long-term Capital Gains	552,716	–
Total	$1,630,466	$ 1,161,620

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $29,732,268 and $35,509,437, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .64% of the Fund's average net assets.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), FIAM LLC (an affiliate of the investment adviser) and William Blair Investment Management, LLP each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Arrowstreet Capital, Limited Partnership, FIL Investment Advisors, Geode Capital Management, LLC and Thompson, Siegel & Walmsley LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$292	$292

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
International Multi-Manager	$58,733.09
Class L	111.09
Class N	110.09
	$58,954

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $30 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $213 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse International Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2019. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
International Multi-Manager	1.00%	$78,526
Class F	.91%	4,366
Class L	1.00%	145
Class N	1.25%	148

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,087 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net investment income
International Multi-Manager	$910,033	$873,046
Class F	70,900	53,432
Class L	1,617	1,496
Class N	1,343	1,285
Total	$983,893	$929,259
From net realized gain
International Multi-Manager	$598,181	$218,257
Class F	46,301	13,358
Class L	1,063	374
Class N	1,028	372
Total	$646,573	$232,361

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
International Multi-Manager
Shares sold	135,613	51,581	$1,766,234	$574,281
Reinvestment of distributions	113,547	101,703	1,508,214	1,091,274
Shares redeemed	(340,698)	(437,932)	(4,549,038)	(4,926,648)
Net increase (decrease)	(91,538)	(284,648)	$(1,274,590)	$(3,261,093)
Class F
Shares sold	165,777	167,104	$2,109,750	$1,859,234
Reinvestment of distributions	8,801	6,219	117,201	66,790
Shares redeemed	(526,427)	(99,339)	(6,943,569)	(1,101,445)
Net increase (decrease)	(351,849)	73,984	$(4,716,618)	$824,579
Class L
Reinvestment of distributions	202	175	$2,680	$1,870
Net increase (decrease)	202	175	$2,680	$1,870
Class N
Reinvestment of distributions	178	155	$2,371	$1,657
Net increase (decrease)	178	155	$2,371	$1,657

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 95% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Multi-Manager Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers International Multi-Manager Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
International Multi-Manager	1.00%
Actual		$1,000.00	$1,065.30	$5.12
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class L	1.00%
Actual		$1,000.00	$1,064.60	$5.12
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class N	1.25%
Actual		$1,000.00	$1,063.40	$6.40
Hypothetical-C		$1,000.00	$1,018.60	$6.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers International Multi-Manager Fund
International Multi-Manager	04/09/18	04/06/18	$0.427
Class L	04/09/18	04/06/18	$0.427
Class N	04/09/18	04/06/18	$0.422

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2018, $2,683,501, or, if subsequently determined to be different, the net capital gain of such year.

International Multi-Manager designates 12%, and 1%; Class F designates 12%, and 1%; Class L designates 12%, and 1%; and Class N designates 0% and 1% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

International Multi-Manager, Class F, Class L and Class N designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International Multi-Manager Fund
International Multi-Manager	04/10/2017	$0.0068	$0.0008
International Multi-Manager	12/04/2017	$0.2135	$0.0245
Class F	04/10/2017	$0.0068	$0.0008
Class F	12/04/2017	$0.2145	$0.0245
Class L	04/10/2017	$0.0068	$0.0008
Class L	12/04/2017	$0.2135	$0.0245
Class N	04/10/2017	$0.0000	$0.0000
Class N	12/04/2017	$0.1875	$0.0245

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Multi-Manager Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Arrowstreet Capital, Limited Partnership, Causeway Capital Management LLC, FIAM LLC, Massachusetts Financial Services Company, Thompson, Siegel & Walmsley, LLC, and William Blair Investment Management, LLC (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2017 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers’ investment staffs, their use of technology, and the Investment Advisers’ approach to managing and compensating investment personnel. The Board noted that the Investment Advisers’ analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers’ trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers’ supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2016, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International Multi-Manager Fund

2016 Total Return % vs. Morningstar Foreign Large Blend and MSCI EAFE (Net MA):

75% beaten
Class F
Benchmark
Class N
25% beaten
4
3
2
1
0
-1
-2
2.9
1.2
0.0
-0.4
-1.2
1 Year
-2
-4
-6
-8
-10
-3.4
-3.8
-4.3
-4.8
-9.4
3 Year

% Beaten		
Retail Class	38%	69%
Class F	39%	72%
Class L	38%	70%
Class N	33%	61%

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the three-year period and in the third quartile for the one-year period ended December 31, 2016. The Board also noted that Class F had under-performed 61% and out-performed 72% of its peers for the one- and three-year periods, respectively, ended December 31, 2016. The Board also noted that the investment performance of Class F was higher than its benchmark for the three-year period and lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board noted that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.00%, 1.00%, and 1.25%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.91% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers International Multi-Manager Fund

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2016.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of Class F were below, the total expenses of each of the retail class and Class L were equal to, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2016. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the StrategicAdvisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered thatthe fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract

Strategic Advisers International Multi-Manager Fund

On September 6, 2017, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement with Massachusetts Financial Services Company (MFS) for the fund (the Amended Sub-Advisory Agreement), which has the potential to lower the amount of fees paid by Strategic Advisers, Inc. (Strategic Advisers) to MFS, on behalf of the fund. The terms of the Amended Sub-Advisory Agreement are identical to those of the existing sub-advisory agreement, except with respect to the date of execution and the fee schedule.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered that it reviewed information regarding MFS, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy, in connection with the annual renewal of the current sub-advisory agreement at its September 2017 Board meeting.

The Board considered that the Amended Sub-Advisory Agreement will not result in any changes to the nature, extent and quality of the services provided to the fund. The Board also considered the sub-adviser's representation that the Amended Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board considered that it received information regarding the sub-adviser's historical investment performance in managing fund assets at its June 2017 Board meeting and throughout the year. The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the Amended Sub-Advisory Agreement would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.

The Board considered that the new fee schedule is expected to lower the amount of fees paid by Strategic Advisers to MFS on behalf of the fund. The Board also considered that if total fund expenses are below the limits of the expense reimbursement arrangements in place for each class of the fund, the Amended Sub-Advisory Agreement has the potential to reduce total net fund expenses by the same amount as any resulting decrease in the fund's management fee. The Board also considered that the Amended Sub-Advisory Agreement would not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee or Strategic Advisers' expense reimbursement arrangements for each class of the fund. Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to the sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's advisory agreements at its September Board meeting.

Possible Economies of Scale.  The Board considered that the Amended Sub-Advisory Agreement, like the current sub-advisory agreement, provides for breakpoints that have the potential to further reduce sub-advisory fees paid to MFS as assets allocated to the sub-adviser grow. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2017 Board meeting.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement's fee structure continues to bear a reasonable relationship to the services rendered to the fund and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

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Strategic Advisers® International Multi-Manager Fund Class L and Class N Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Life of fundA
Class L	20.34%	7.36%	8.31%
Class N	20.17%	7.14%	8.12%

 A From May 2, 2012

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® International Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® International Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Multi-Manager Fund - Class L on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$15,925	Strategic Advisers® International Multi-Manager Fund - Class L
$16,085	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Stocks entered 2018 reinforced by accelerating corporate earnings, synchronous global economic growth and optimism around U.S. tax reform. Volatility spiked in February, though, amid fear that interest rates could rise faster than expected. Nevertheless, the MSCI World ex USA Index gained 19.12% for the 12 months ending February 28, 2018, aided partly by a generally weak U.S. dollar. Within the index, growth- led value-oriented stocks, and small-caps bested large-caps. Certain election results in continental Europe (+24%) suggested ebbing political risk there, whereas bumpy Brexit negotiations and sterling strength hindered the U.K. (+15%). Central-bank accommodation helped Japan (+22%) overcome recent yen strength and outperform the rest of the Asia-Pacific group (+15%). Meanwhile, commodity-price volatility weighed on Canada (+7%). Sector-wise, information technology (+36%) was lifted by software, semiconductor and internet-related names. Financials (+21%) rode rising interest rates that, at the same time, hurt real estate (+14%) and three other “bond proxy” sectors: consumer staples (+12%), utilities (+12%) and telecom services (+8%). Demand from China aided materials (+24%) and industrials (+24%). Energy (+14%) and health care (+10%) rallied from early-period difficulty. Elsewhere, the MSCI Emerging Markets Index rose 30.97% for the year, notably supported by China plus Brazil, Russia and India.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund's share classes gained about 20%, performing roughly in line with the 20.37% return of the benchmark MSCI EAFE Index. Versus the benchmark, underlying managers with a growth emphasis in their strategies aided the Fund’s performance, as growth-oriented stocks topped value stocks this period. Sub-adviser William Blair Investment Management outpaced the MSCI EAFE by a substantial margin and was the top relative contributor. This manager benefited from overall positioning in information technology, combined with solid picks in financials and health care. Country-wise, selections in emerging markets, Japan and Europe ex U.K. added the most value for William Blair. The Research Equity strategy managed by sub-adviser Massachusetts Financial Services (MFS) was another leading contributor. This strategy follows a GARP (growth at a reasonable price) discipline and did a nice job with picks in financials and materials, along with favorable positioning in technology, primarily in Europe ex U.K. On the downside, the Select International strategy from sub-adviser FIAM℠ was the primary relative detractor, as this broadly diversified core approach was hampered by poor stock picks across several sectors. I reduced the allocation to MFS’s International Value strategy following a period of strong performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2018

(excluding cash equivalents)

% of fund's net assets
iShares MSCI Japan ETF	2.3
Nestle SA (Reg. S)	1.7
Roche Holding AG (participation certificate)	1.3
Schneider Electric SA	1.2
British American Tobacco PLC (United Kingdom)	1.2
BP PLC	1.1
Linde AG	1.0
KDDI Corp.	1.0
Mitsubishi UFJ Financial Group, Inc.	1.0
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1.0
12.8

Top Five Market Sectors as of February 28, 2018

(stocks only)

% of fund's net assets
Financials	18.4
Industrials	14.5
Information Technology	12.1
Consumer Staples	11.6
Health Care	8.4

Geographic Diversification (% of fund's net assets)

As of February 28, 2018
Japan	19.2%
United Kingdom	15.4%
United States of America*	10.0%
Switzerland	9.1%
Germany	8.7%
France	8.1%
Netherlands	2.9%
Canada	2.5%
Hong Kong	2.3%
Other	21.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of February 28, 2018
Common Stocks	90.7%
Preferred Stocks	1.9%
Equity Funds	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 90.7%
	Shares	Value
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 1.0%
Brembo SpA	1,088	$15,205
Bridgestone Corp.	1,900	84,340
GKN PLC	24,667	148,530
Koito Manufacturing Co. Ltd.	3,100	213,898
Michelin CGDE Series B	616	94,682
Nokian Tyres PLC	1,364	62,522
Valeo SA	1,308	84,586
		703,763
Automobiles - 0.7%
Ferrari NV	477	59,111
Honda Motor Co. Ltd.	3,500	126,568
Isuzu Motors Ltd.	3,900	61,015
Mitsubishi Motors Corp. of Japan	7,300	57,307
Subaru Corp.	1,600	56,115
Suzuki Motor Corp.	2,400	136,910
		497,026
Diversified Consumer Services - 0.0%
Kroton Educacional SA	3,600	17,186
Hotels, Restaurants & Leisure - 1.7%
Accor SA	923	53,199
Aristocrat Leisure Ltd.	2,146	40,796
Carnival PLC	4,301	283,076
China Lodging Group Ltd. ADR	140	21,266
Compass Group PLC	16,998	361,126
Galaxy Entertainment Group Ltd.	16,000	138,809
Greggs PLC	1,024	16,781
Kindred Group PLC (depositary receipt)	2,093	33,939
Melco Crown Entertainment Ltd. sponsored ADR	2,500	68,625
Paddy Power Betfair PLC	590	68,259
Yum China Holdings, Inc.	1,311	56,793
		1,142,669
Household Durables - 0.7%
Husqvarna AB (B Shares)	1,576	16,819
Iida Group Holdings Co. Ltd.	1,600	30,094
Panasonic Corp.	6,000	93,396
Sony Corp.	3,500	176,366
Techtronic Industries Co. Ltd.	19,500	122,343
		439,018
Internet & Direct Marketing Retail - 0.1%
Ctrip.com International Ltd. ADR (a)	924	42,486
MakeMyTrip Ltd. (a)	446	13,938
Start Today Co. Ltd.	700	18,081
		74,505
Leisure Products - 0.0%
Yamaha Corp.	500	22,089
Media - 0.7%
Dentsu, Inc.	1,000	45,927
ProSiebenSat.1 Media AG	1,480	58,533
Publicis Groupe SA	1	75
Telenet Group Holding NV (a)	693	47,506
Vivendi SA	4,249	109,259
WPP PLC	10,770	206,247
		467,547
Multiline Retail - 0.2%
B&M European Value Retail S.A.	5,500	31,116
Dollarama, Inc.	524	60,988
Izumi Co. Ltd.	300	19,561
		111,665
Specialty Retail - 0.8%
Dufry AG (a)	421	60,395
Esprit Holdings Ltd. (a)	44,250	17,355
Mr Price Group Ltd.	1,719	40,979
Nitori Holdings Co. Ltd.	600	100,689
USS Co. Ltd.	11,000	225,782
Via Varejo SA unit	2,400	20,246
WH Smith PLC	1,588	44,231
		509,677
Textiles, Apparel & Luxury Goods - 1.4%
adidas AG	420	93,057
Compagnie Financiere Richemont SA Series A	3,103	272,104
Gildan Activewear, Inc.	3,690	107,031
Hermes International SCA	109	58,619
Kering SA	474	222,434
LVMH Moet Hennessy - Louis Vuitton SA	572	171,084
Moncler SpA	661	22,939
Swatch Group AG (Bearer)	61	25,711
		972,979

TOTAL CONSUMER DISCRETIONARY		4,958,124

CONSUMER STAPLES - 11.1%
Beverages - 2.3%
Anheuser-Busch InBev SA NV	1,622	172,189
Asahi Group Holdings	3,100	158,519
Coca-Cola European Partners PLC	600	22,812
Coca-Cola West Co. Ltd.	700	26,500
Diageo PLC	14,087	477,980
Embotelladoras Arca S.A.B. de CV	4,310	29,915
Fever-Tree Drinks PLC	701	23,937
Heineken NV (Bearer)	2,001	207,785
ITO EN Ltd.	2,600	108,986
Pernod Ricard SA	2,188	358,562
		1,587,185
Food & Staples Retailing - 0.5%
Bidcorp Ltd.	826	18,851
Booker Group PLC	24,495	76,366
Seven & i Holdings Co. Ltd.	1,500	62,613
Sundrug Co. Ltd.	3,000	138,330
Tesco PLC	9,965	28,833
Tsuruha Holdings, Inc.	100	14,479
		339,472
Food Products - 3.5%
Aryzta AG	4,296	107,075
China Mengniu Dairy Co. Ltd.	19,000	62,498
Danone SA	7,179	572,572
Kerry Group PLC Class A	2,330	232,431
M. Dias Branco SA	1,300	23,955
Nestle SA (Reg. S)	14,408	1,144,731
Nissin Food Holdings Co. Ltd.	600	40,826
Toyo Suisan Kaisha Ltd.	3,000	116,956
WH Group Ltd. (b)	53,500	65,891
		2,366,935
Household Products - 1.2%
Colgate-Palmolive Co.	3,844	265,121
Essity AB Class B	2,194	60,049
Reckitt Benckiser Group PLC	5,984	474,989
		800,159
Personal Products - 1.9%
Kao Corp.	5,200	379,573
Kobayashi Pharmaceutical Co. Ltd.	1,700	110,337
Kose Corp.	600	111,616
L'Oreal SA	1,289	277,161
Pola Orbis Holdings, Inc.	1,100	46,117
Shiseido Co. Ltd.	1,400	83,960
Unilever NV (Certificaten Van Aandelen) (Bearer)	3,386	177,210
Unilever PLC	2,003	102,991
		1,288,965
Tobacco - 1.7%
British American Tobacco PLC (United Kingdom)	13,506	797,158
Imperial Tobacco Group PLC	1,633	58,630
Japan Tobacco, Inc.	10,500	297,960
		1,153,748

TOTAL CONSUMER STAPLES		7,536,464

ENERGY - 4.3%
Energy Equipment & Services - 0.3%
Core Laboratories NV	657	67,645
John Wood Group PLC	5,096	42,445
Schlumberger Ltd.	1,018	66,822
Tenaris SA	3,443	59,418
		236,330
Oil, Gas & Consumable Fuels - 4.0%
BP PLC	112,925	733,986
Cairn Energy PLC (a)	15,452	39,437
Caltex Australia Ltd.	2,915	79,017
Enbridge, Inc.	2,292	72,893
Encana Corp.	17,547	184,058
Eni SpA	6,282	104,312
Galp Energia SGPS SA Class B	4,749	85,535
INPEX Corp.	3,500	41,882
Lundin Petroleum AB	3,429	80,067
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	3,004	32,881
Oil Search Ltd. ADR	13,358	77,190
Royal Dutch Shell PLC:
Class A	1,130	35,851
Class A (United Kingdom)	5,798	183,107
Class B (United Kingdom)	11,428	362,487
Statoil ASA	5,304	120,727
Suncor Energy, Inc.	4,228	139,176
Total SA	5,589	317,895
		2,690,501

TOTAL ENERGY		2,926,831

FINANCIALS - 18.1%
Banks - 10.1%
AIB Group PLC	15,979	105,873
Australia & New Zealand Banking Group Ltd.	6,563	146,671
Bank Ireland Group PLC	1,429	13,350
Bankinter SA	15,882	174,556
Barclays PLC	222,205	646,536
BGEO Group PLC	357	16,628
BNP Paribas SA	7,222	571,047
BOC Hong Kong (Holdings) Ltd.	17,000	85,433
CaixaBank SA	23,803	115,570
Canadian Imperial Bank of Commerce	454	41,466
Chiba Bank Ltd.	5,000	41,039
Credicorp Ltd. (United States)	499	108,009
Danske Bank A/S	2,646	106,199
DBS Group Holdings Ltd.	4,500	96,709
DNB ASA	7,270	142,604
Erste Group Bank AG	4,565	232,115
FinecoBank SpA	3,243	39,637
Grupo Financiero Galicia SA sponsored ADR	297	18,693
HDFC Bank Ltd. sponsored ADR	2,655	258,013
Industrial & Commercial Bank of China Ltd. (H Shares)	179,000	152,605
ING Groep NV (Certificaten Van Aandelen)	12,862	225,702
Intesa Sanpaolo SpA	81,234	304,773
Jyske Bank A/S (Reg.)	2,328	137,389
KBC Groep NV	4,780	447,897
Lloyds Banking Group PLC	279,806	264,370
Mebuki Financial Group, Inc.	7,800	31,268
Metro Bank PLC (a)	339	18,363
Mitsubishi UFJ Financial Group, Inc.	94,200	663,511
Nordea Bank AB	9,403	106,703
North Pacific Bank Ltd.	7,500	25,964
PT Bank Central Asia Tbk	71,800	120,837
Societe Generale Series A	2,573	146,197
Standard Chartered PLC (United Kingdom)	17,295	191,750
Sumitomo Mitsui Financial Group, Inc.	5,600	242,041
Svenska Handelsbanken AB (A Shares)	9,886	135,259
Swedbank AB (A Shares)	2,471	62,023
Sydbank A/S	821	32,048
The Hachijuni Bank Ltd.	4,900	29,389
The Suruga Bank Ltd.	1,500	24,499
The Toronto-Dominion Bank	2,135	123,122
Unicaja Banco SA	22,000	38,178
UniCredit SpA	14,267	300,887
United Overseas Bank Ltd.	3,403	71,282
		6,856,205
Capital Markets - 2.1%
3i Group PLC	5,403	69,499
Anima Holding SpA (b)	2,160	16,320
Banca Generali SpA	1,356	44,812
Close Brothers Group PLC	717	15,410
Credit Suisse Group AG	6,483	119,301
Daiwa Securities Group, Inc.	6,000	39,887
IG Group Holdings PLC	4,080	45,269
Intermediate Capital Group PLC	2,056	29,742
Julius Baer Group Ltd.	3,174	206,161
Jupiter Fund Management PLC	3,117	21,826
Macquarie Group Ltd.	1,575	125,486
Nomura Holdings, Inc.	8,900	54,178
Partners Group Holding AG	151	109,442
St. James's Place Capital PLC	2,349	37,130
TMX Group Ltd.	1,354	80,942
UBS Group AG	20,722	392,679
		1,408,084
Consumer Finance - 0.3%
AEON Financial Service Co. Ltd.	7,600	176,609
Cembra Money Bank AG	180	16,937
		193,546
Diversified Financial Services - 0.7%
Cerved Information Solutions SpA	2,903	37,361
Challenger Ltd.	5,924	57,694
FirstRand Ltd.	13,772	85,496
ORIX Corp.	7,500	132,785
RMB Holdings Ltd.	5,200	38,160
Standard Life PLC	17,367	87,727
Wendel SA	217	37,609
Zenkoku Hosho Co. Ltd.	500	22,043
		498,875
Insurance - 4.9%
AIA Group Ltd.	52,400	434,846
Allianz SE	368	85,483
Aon PLC	843	118,290
Aviva PLC	44,465	308,022
BB Seguridade Participacoes SA	800	7,170
Dai-ichi Mutual Life Insurance Co.	3,200	62,660
Direct Line Insurance Group PLC	4,258	22,394
Fairfax Financial Holdings Ltd. (sub. vtg.)	239	116,811
Hiscox Ltd.	12,904	246,599
Insurance Australia Group Ltd.	14,596	92,232
Jardine Lloyd Thompson Group PLC	2,699	48,876
Manulife Financial Corp.	6,600	125,602
Muenchener Rueckversicherungs AG	328	73,344
NKSJ Holdings, Inc.	4,100	156,808
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	19,500	205,399
Prudential PLC	15,446	387,031
QBE Insurance Group Ltd.	9,278	72,873
Sampo Oyj (A Shares)	900	50,936
Sony Financial Holdings, Inc.	1,800	33,182
Swiss Re Ltd.	924	94,012
Zurich Insurance Group AG	1,640	539,224
		3,281,794

TOTAL FINANCIALS		12,238,504

HEALTH CARE - 8.4%
Biotechnology - 0.4%
3SBio, Inc.(a)(b)	9,000	17,004
Abcam PLC	1,041	18,184
CSL Ltd.	773	97,351
Genmab A/S (a)	83	16,880
Grifols SA	2,044	55,885
HUGEL, Inc. (a)	28	14,290
Shire PLC	1,551	66,102
		285,696
Health Care Equipment & Supplies - 1.1%
ASAHI INTECC Co. Ltd.	736	25,933
Carl Zeiss Meditec AG	291	17,933
Dentsply Sirona, Inc.	1,707	95,694
Hoya Corp.	1,200	63,090
Koninklijke Philips Electronics NV	2,375	90,513
Nihon Kohden Corp.	3,300	92,296
Olympus Corp.	1,600	63,991
Straumann Holding AG	48	32,334
Terumo Corp.	5,000	268,148
		749,932
Health Care Providers & Services - 0.3%
Fresenius Medical Care AG & Co. KGaA	607	64,042
Orpea	265	31,807
Sinopharm Group Co. Ltd. (H Shares)	7,600	33,298
Sonic Healthcare Ltd.	2,964	55,917
		185,064
Life Sciences Tools & Services - 0.4%
Eurofins Scientific SA	86	48,472
ICON PLC (a)	308	34,899
Lonza Group AG	739	187,233
		270,604
Pharmaceuticals - 6.2%
AstraZeneca PLC (United Kingdom)	6,647	435,061
Bayer AG	3,438	401,201
Chugai Pharmaceutical Co. Ltd.	800	41,232
CSPC Pharmaceutical Group Ltd.	18,000	41,080
Dechra Pharmaceuticals PLC	647	22,297
GlaxoSmithKline PLC	18,679	334,984
Ipsen SA	524	76,761
Novartis AG	6,354	530,062
Novo Nordisk A/S Series B	8,076	417,779
Recordati SpA	708	25,310
Roche Holding AG (participation certificate)	3,889	898,281
Rohto Pharmaceutical Co. Ltd.	1,000	27,683
Sanofi SA	1,515	119,609
Santen Pharmaceutical Co. Ltd.	21,100	335,903
Shionogi & Co. Ltd.	700	36,437
Takeda Pharmaceutical Co. Ltd.	7,800	442,266
		4,185,946

TOTAL HEALTH CARE		5,677,242

INDUSTRIALS - 14.5%
Aerospace & Defense - 0.8%
BAE Systems PLC	6,953	55,186
Cobham PLC (a)	102,207	158,668
Leonardo SpA	2,297	24,589
MTU Aero Engines Holdings AG	535	89,341
Rolls-Royce Holdings PLC	10,039	115,473
Thales SA	819	91,028
		534,285
Air Freight & Logistics - 0.5%
Deutsche Post AG	2,688	122,630
Yamato Holdings Co. Ltd.	7,800	194,178
		316,808
Airlines - 0.6%
easyJet PLC	836	19,195
Japan Airlines Co. Ltd.	8,400	320,142
Ryanair Holdings PLC sponsored ADR (a)	465	56,386
		395,723
Building Products - 1.2%
Asahi Glass Co. Ltd.	1,300	53,691
Belimo Holding AG (Reg.)	2	8,771
Compagnie de St. Gobain	1,494	84,559
Daikin Industries Ltd.	3,500	411,203
Geberit AG (Reg.)	88	39,728
Kaba Holding AG (B Shares) (Reg.)	18	16,509
Kingspan Group PLC (Ireland)	445	18,801
Nichias Corp.	1,000	13,278
Toto Ltd.	3,300	173,438
		819,978
Commercial Services & Supplies - 0.8%
Brambles Ltd.	33,094	244,665
Intrum Justitia AB	593	18,426
Prosegur Compania de Seguridad SA (Reg.)	1,872	14,952
Rentokil Initial PLC	17,651	70,209
Ritchie Brothers Auctioneers, Inc.	1,850	59,975
Secom Co. Ltd.	1,500	107,278
Sohgo Security Services Co., Ltd.	1,100	51,722
		567,227
Construction & Engineering - 0.9%
Balfour Beatty PLC	39,817	144,709
Bouygues SA	1,446	73,150
Eiffage SA	453	49,038
Taisei Corp.	1,100	55,751
VINCI SA	2,878	284,174
		606,822
Electrical Equipment - 2.3%
ABB Ltd. (Reg.)	14,042	339,799
Legrand SA	3,309	259,419
Melrose Industries PLC	9,432	29,472
Nidec Corp.	500	79,845
Schneider Electric SA	9,627	834,361
		1,542,896
Industrial Conglomerates - 0.2%
Bidvest Group Ltd.	826	15,642
CK Hutchison Holdings Ltd.	6,920	86,488
Toshiba Corp. (a)	16,000	47,463
		149,593
Machinery - 3.5%
Alfa Laval AB	7,427	178,406
Atlas Copco AB (A Shares)	2,555	108,683
CNH Industrial NV	3,665	49,320
Fanuc Corp.	700	176,885
GEA Group AG	5,675	268,263
Glory Ltd.	500	18,781
Hoshizaki Corp.	200	18,023
IMI PLC	11,111	186,507
Interpump Group SpA	617	20,394
KION Group AG	306	26,098
Komatsu Ltd.	7,300	264,699
Kubota Corp.	10,300	186,386
Minebea Mitsumi, Inc.	3,000	67,854
Mitsubishi Heavy Industries Ltd.	1,100	44,765
Nabtesco Corp.	500	21,467
Nordson Corp.	848	113,691
Schindler Holding AG (participation certificate)	787	183,885
SMC Corp.	100	41,678
Spirax-Sarco Engineering PLC	2,630	206,039
Sumitomo Heavy Industries Ltd.	1,200	46,747
Volvo AB (B Shares)	2,816	52,946
Wartsila Corp.	1,120	78,798
WashTec AG	92	7,616
		2,367,931
Marine - 0.1%
A.P. Moller - Maersk A/S Series B	36	58,478
Professional Services - 1.3%
Experian PLC	4,657	99,420
Intertek Group PLC	2,002	134,999
Nihon M&A Center, Inc.	600	38,909
Recruit Holdings Co. Ltd.	2,300	55,620
RELX NV	12,054	247,260
SGS SA (Reg.)	60	152,276
TechnoPro Holdings, Inc.	600	35,676
Wolters Kluwer NV	1,799	91,126
		855,286
Road & Rail - 1.1%
Canadian National Railway Co.	1,828	141,431
Canadian Pacific Railway Ltd.	999	178,671
DSV de Sammensluttede Vognmaend A/S	1,600	125,319
East Japan Railway Co.	3,200	300,198
Globaltrans Investment PLC GDR (Reg. S)	1,081	11,889
Sankyu, Inc.	400	19,296
		776,804
Trading Companies & Distributors - 0.9%
Ashtead Group PLC	2,021	58,251
Brenntag AG	1,463	91,199
Bunzl PLC	5,876	157,712
Finning International, Inc.	622	16,568
Itochu Corp.	6,800	130,713
Misumi Group, Inc.	4,100	117,870
Wolseley PLC	735	51,799
		624,112
Transportation Infrastructure - 0.3%
Aena Sme SA	332	67,427
CCR SA	700	2,738
China Merchants Holdings International Co. Ltd.	32,346	75,111
Kamigumi Co. Ltd.	1,500	32,784
Malaysia Airports Holdings Bhd	24,100	53,100
		231,160

TOTAL INDUSTRIALS		9,847,103

INFORMATION TECHNOLOGY - 12.1%
Communications Equipment - 0.1%
Telefonaktiebolaget LM Ericsson (B Shares)	9,733	65,110
Electronic Equipment & Components - 1.9%
China High Precision Automation Group Ltd. (a)(c)	15,000	0
Halma PLC	7,949	131,348
Hexagon AB (B Shares)	1,308	76,469
Hirose Electric Co. Ltd.	755	112,209
Hitachi Ltd.	33,000	249,549
Keyence Corp.	400	242,240
OMRON Corp.	2,700	158,901
Renishaw PLC	311	20,564
Samsung SDI Co. Ltd.	203	32,030
Shimadzu Corp.	1,500	38,423
Spectris PLC	3,314	123,845
TDK Corp.	400	36,197
Topcon Corp.	1,100	24,448
Yokogawa Electric Corp.	2,500	50,397
		1,296,620
Internet Software & Services - 1.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,065	198,239
Baidu.com, Inc. sponsored ADR (a)	1,200	302,808
DeNA Co. Ltd.	1,300	23,669
Just Eat Holding Ltd. (a)	6,684	80,315
NAVER Corp.	129	95,356
Scout24 AG (b)	903	39,679
Shopify, Inc. Class A (a)	411	56,852
SINA Corp. (a)	240	28,063
Tencent Holdings Ltd.	4,000	218,834
Wix.com Ltd. (a)	203	15,235
Yandex NV Series A (a)	923	37,926
		1,096,976
IT Services - 2.6%
Amadeus IT Holding SA Class A	8,413	617,647
Bechtle AG	192	16,307
Capgemini SA	782	97,473
Cognizant Technology Solutions Corp. Class A	2,437	199,883
EPAM Systems, Inc. (a)	879	99,432
Infosys Ltd. sponsored ADR	3,950	69,757
IT Holdings Corp.	800	29,381
MasterCard, Inc. Class A	531	93,329
Nomura Research Institute Ltd.	6,800	304,555
OBIC Co. Ltd.	1,500	124,477
Otsuka Corp.	500	46,348
Wirecard AG	357	42,479
		1,741,068
Semiconductors & Semiconductor Equipment - 2.6%
Analog Devices, Inc.	1,185	106,828
ASM Pacific Technology Ltd.	2,900	41,249
ASML Holding NV (Netherlands)	368	71,769
Broadcom Ltd.	179	44,116
Disco Corp.	100	23,308
Infineon Technologies AG	10,599	286,839
MediaTek, Inc.	5,000	49,960
Mellanox Technologies Ltd. (a)	891	61,301
NVIDIA Corp.	136	32,912
Renesas Electronics Corp. (a)	5,100	58,322
ROHM Co. Ltd.	100	10,503
Silicon Motion Technology Corp. sponsored ADR	800	37,496
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	15,050	652,418
Texas Instruments, Inc.	1,600	173,360
Tokyo Electron Ltd.	300	58,621
Ulvac, Inc.	500	30,489
		1,739,491
Software - 2.6%
ANSYS, Inc. (a)	1,221	195,287
Cadence Design Systems, Inc. (a)	5,522	214,088
Check Point Software Technologies Ltd. (a)	1,324	137,550
Constellation Software, Inc.	71	45,957
Dassault Systemes SA	1,274	164,361
Micro Focus International PLC	8,102	228,597
Nintendo Co. Ltd.	400	182,344
Playtech Ltd.	2,745	29,443
SAP SE	4,864	507,604
Trend Micro, Inc.	700	39,482
		1,744,713
Technology Hardware, Storage & Peripherals - 0.7%
Logitech International SA (Reg.)	830	32,576
Samsung Electronics Co. Ltd.	207	448,988
		481,564

TOTAL INFORMATION TECHNOLOGY		8,165,542

MATERIALS - 7.5%
Chemicals - 5.7%
Air Liquide SA	351	43,843
Akzo Nobel NV	5,408	526,838
Arkema SA	892	116,405
Asahi Kasei Corp.	7,000	89,705
BASF AG	4,633	484,007
Covestro AG (b)	667	75,245
Croda International PLC	3,864	244,500
Elementis PLC	5,380	21,411
Frutarom Industries Ltd.	194	17,850
Givaudan SA	174	395,654
Johnson Matthey PLC	761	32,703
JSR Corp.	2,500	60,148
K&S AG	2,277	63,409
Linde AG (a)	3,085	684,558
Mitsui Chemicals, Inc.	2,100	63,723
Nitto Denko Corp.	900	73,891
Orica Ltd.	8,140	116,651
PTT Global Chemical PCL (For. Reg.)	9,200	28,918
Shin-Etsu Chemical Co. Ltd.	400	42,026
Sika AG	21	172,207
Symrise AG	3,318	269,089
Synthomer PLC	2,240	14,523
Toray Industries, Inc.	4,700	47,471
Umicore SA	1,330	74,973
Victrex PLC	982	34,918
Yara International ASA	1,187	52,450
		3,847,116
Construction Materials - 0.2%
Anhui Conch Cement Co. Ltd. (H Shares)	6,500	34,535
CRH PLC	2,150	70,653
James Hardie Industries PLC CDI	2,344	41,149
		146,337
Containers & Packaging - 0.1%
Huhtamaki Oyj	27	1,141
Smurfit Kappa Group PLC	1,636	56,922
		58,063
Metals & Mining - 1.5%
ArcelorMittal SA (Netherlands) (a)	1,217	41,323
BHP Billiton Ltd.	4,281	100,527
BHP Billiton PLC	12,179	247,246
Boliden AB	1,753	61,982
Glencore Xstrata PLC	58,020	305,107
Mitsui Mining & Smelting Co. Ltd.	497	24,716
Norsk Hydro ASA	7,519	50,520
Rio Tinto PLC	3,045	163,227
South32 Ltd.	24,954	63,012
		1,057,660

TOTAL MATERIALS		5,109,176

REAL ESTATE - 2.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Aedas Homes SAU (b)	587	20,319
Mirvac Group unit	33,262	54,466
Segro PLC	5,066	39,766
		114,551
Real Estate Management & Development - 2.0%
China Overseas Land and Investment Ltd.	18,000	62,542
Deutsche Wohnen AG (Bearer)	4,839	199,553
Fabege AB	767	16,609
Grand City Properties SA	5,535	123,399
Henderson Land Development Co. Ltd.	9,400	60,731
LEG Immobilien AG	2,403	249,461
Lendlease Group unit	4,426	60,767
Mitsui Fudosan Co. Ltd.	3,300	78,946
Nexity	243	15,178
Sino Land Ltd.	30,888	54,412
TAG Immobilien AG	2,719	51,462
Vonovia SE	8,233	375,337
		1,348,397

TOTAL REAL ESTATE		1,462,948

TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 0.8%
Cellnex Telecom Sau (b)	4,177	107,400
Com Hem Holding AB	3,132	51,555
Deutsche Telekom AG	7,331	117,785
HKT Trust/HKT Ltd. unit	26,000	32,891
Iliad SA	54	12,661
Koninklijke KPN NV	13,589	42,524
Nippon Telegraph & Telephone Corp.	2,900	134,695
Spark New Zealand Ltd.	14,298	34,596
		534,107
Wireless Telecommunication Services - 2.9%
Advanced Info Service PCL (For. Reg.)	13,300	83,686
China Mobile Ltd.	37,268	347,078
KDDI Corp.	27,700	680,237
Rogers Communications, Inc. Class B (non-vtg.)	100	4,506
SK Telecom Co. Ltd.	1,216	267,900
SoftBank Corp.	3,400	280,149
Vodafone Group PLC	119,687	334,596
		1,998,152

TOTAL TELECOMMUNICATION SERVICES		2,532,259

UTILITIES - 1.5%
Electric Utilities - 0.9%
CLP Holdings Ltd.	10,000	101,144
DONG Energy A/S (b)	1,108	68,977
Fortum Corp.	5,314	116,715
Iberdrola SA	10,700	78,745
Red Electrica Corporacion SA	1,711	33,291
Scottish & Southern Energy PLC	13,912	233,793
		632,665
Gas Utilities - 0.3%
APA Group:
unit (a)	692	4,300
unit	11,640	71,810
China Resource Gas Group Ltd.	24,000	80,344
Infraestructura Energetica Nova S.A.B. de CV	2,800	13,264
Rubis	345	24,684
		194,402
Multi-Utilities - 0.3%
E.ON AG	8,119	82,323
ENGIE	8,491	132,429
		214,752

TOTAL UTILITIES		1,041,819

TOTAL COMMON STOCKS
(Cost $45,576,892)		61,496,012

Nonconvertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 1.1%
Automobiles - 1.1%
Porsche Automobil Holding SE (Germany)	871	72,554
Volkswagen AG	3,311	644,117
		716,671
CONSUMER STAPLES - 0.5%
Beverages - 0.1%
Ambev SA sponsored ADR	9,296	62,748
Household Products - 0.4%
Henkel AG & Co. KGaA	2,154	285,763

TOTAL CONSUMER STAPLES		348,511

FINANCIALS - 0.3%
Banks - 0.3%
Itau Unibanco Holding SA	12,250	190,075
MATERIALS - 0.0%
Chemicals - 0.0%
Fuchs Petrolub AG	387	21,900
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $916,600)		1,277,157

Equity Funds - 2.3%
Other - 2.3%
iShares MSCI Japan ETF
(Cost $1,383,674)	26,030	1,589,641
	Principal Amount

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 1.27% to 1.56% 3/1/18 to 5/10/18 (d)
(Cost $211,768)	$212,000	211,753
	Shares	Value

Money Market Funds - 8.3%
State Street Institutional U.S. Government Money Market Fund Premier Class 1.26%(e)
(Cost $5,612,774)	5,612,774	5,612,774
TOTAL INVESTMENT IN SECURITIES - 103.5%
(Cost $53,701,708)		70,187,337
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(2,347,672)
NET ASSETS - 100%		$67,839,665

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME Nikkei 225 Index Contracts (United States)	16	March 2018	$1,753,600	$(60,464)	$(60,464)
ICE E-mini MSCI EAFE Index Contracts (United States)	2	March 2018	203,650	3,996	3,996
TOTAL FUTURES CONTRACTS					$(56,468)

The notional amount of futures purchased as a percentage of Net Assets is 2.9%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $410,835 or 0.6% of net assets.

 (c) Level 3 security

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $211,753.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$5,674,795	$408,559	$5,266,236	$--
Consumer Staples	7,884,975	404,551	7,480,424	--
Energy	2,926,831	563,475	2,363,356	--
Financials	12,428,579	1,188,193	11,240,386	--
Health Care	5,677,242	130,593	5,546,649	--
Industrials	9,847,103	569,460	9,277,643	--
Information Technology	8,165,542	2,802,837	5,362,705	--
Materials	5,131,076	17,850	5,113,226	--
Real Estate	1,462,948	--	1,462,948	--
Telecommunication Services	2,532,259	39,102	2,493,157	--
Utilities	1,041,819	17,564	1,024,255	--
Equity Funds	1,589,641	1,589,641	--	--
Other Short-Term Investments	211,753	--	211,753	--
Money Market Funds	5,612,774	5,612,774	--	--
Total Investments in Securities:	$70,187,337	$13,344,599	$56,842,738	$--
Derivative Instruments:
Assets
Futures Contracts	$3,996	$3,996	$--	$--
Total Assets	$3,996	$3,996	$--	$--
Liabilities
Futures Contracts	$(60,464)	$(60,464)	$--	$--
Total Liabilities	$(60,464)	$(60,464)	$--	$--
Total Derivative Instruments:	$(56,468)	$(56,468)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$24,136,450
Level 2 to Level 1	$134,120

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$3,996	$(60,464)
Total Equity Risk	3,996	(60,464)
Total Value of Derivatives	$3,996	$(60,464)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

Japan	19.2%
United Kingdom	15.4%
United States of America	10.0%
Switzerland	9.1%
Germany	8.7%
France	8.1%
Netherlands	2.9%
Canada	2.5%
Hong Kong	2.3%
Australia	2.3%
Spain	2.0%
Cayman Islands	1.7%
Sweden	1.6%
Denmark	1.4%
Italy	1.3%
Korea (South)	1.2%
Belgium	1.2%
Taiwan	1.1%
Bailiwick of Jersey	1.0%
Ireland	1.0%
Others (Individually Less Than 1%)	6.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $53,701,708)		$70,187,337
Foreign currency held at value (cost $922)		922
Receivable for investments sold		849,399
Receivable for fund shares sold		8,381
Dividends receivable		229,065
Interest receivable		5,814
Prepaid expenses		33
Receivable from investment adviser for expense reductions		9,083
Other receivables		1,361
Total assets		71,291,395
Liabilities
Payable for investments purchased	$270,531
Payable for fund shares redeemed	3,000,000
Accrued management fee	37,382
Distribution and service plan fees payable	26
Payable for daily variation margin on futures contracts	48,677
Other affiliated payables	7,980
Other payables and accrued expenses	87,134
Total liabilities		3,451,730
Net Assets		$67,839,665
Net Assets consist of:
Paid in capital		$49,570,587
Distributions in excess of net investment income		(481)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,835,981
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		16,433,578
Net Assets		$67,839,665
International Multi-Manager:
Net Asset Value, offering price and redemption price per share ($67,591,865 ÷ 5,030,079 shares)		$13.44
Class L:
Net Asset Value, offering price and redemption price per share ($124,563 ÷ 9,281 shares)		$13.42
Class N:
Net Asset Value, offering price and redemption price per share ($123,237 ÷ 9,192 shares)		$13.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends:
Unaffiliated issuers		$1,749,984
Interest		43,106
Income before foreign taxes withheld		1,793,090
Less foreign taxes withheld		(147,859)
Total income		1,645,231
Expenses
Management fee	$454,334
Transfer agent fees	58,954
Distribution and service plan fees	292
Accounting fees and expenses	36,582
Custodian fees and expenses	121,584
Independent trustees' fees and expenses	873
Registration fees	43,559
Audit	67,802
Legal	1,633
Miscellaneous	747
Total expenses before reductions	786,360
Expense reductions	(85,272)	701,088
Net investment income (loss)		944,143
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		3,338,823
Foreign currency transactions	(222)
Futures contracts	502,961
Total net realized gain (loss)		3,841,562
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	8,144,610
Assets and liabilities in foreign currencies	14,789
Futures contracts	(151,954)
Total change in net unrealized appreciation (depreciation)		8,007,445
Net gain (loss)		11,849,007
Net increase (decrease) in net assets resulting from operations		$12,793,150

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$944,143	$951,018
Net realized gain (loss)	3,841,562	41,860
Change in net unrealized appreciation (depreciation)	8,007,445	6,457,207
Net increase (decrease) in net assets resulting from operations	12,793,150	7,450,085
Distributions to shareholders from net investment income	(983,893)	(929,259)
Distributions to shareholders from net realized gain	(646,573)	(232,361)
Total distributions	(1,630,466)	(1,161,620)
Share transactions - net increase (decrease)	(5,986,157)	(2,432,987)
Redemption fees	262	2
Total increase (decrease) in net assets	5,176,789	3,855,480
Net Assets
Beginning of period	62,662,876	58,807,396
End of period	$67,839,665	$62,662,876
Other Information
Undistributed net investment income end of period	$–	$15,190
Distributions in excess of net investment income end of period	$(481)	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers International Multi-Manager Fund

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.41	$10.31	$12.15	$12.80	$11.04
Income from Investment Operations
Net investment income (loss)B	.17	.17	.16	.17	.27C
Net realized and unrealized gain (loss)	2.16	1.14	(1.75)	(.03)	1.89
Total from investment operations	2.33	1.31	(1.59)	.14	2.16
Distributions from net investment income	(.18)	(.17)	(.16)D	(.27)	(.17)
Distributions from net realized gain	(.12)	(.04)	(.09)D	(.52)	(.23)
Total distributions	(.30)	(.21)	(.25)	(.79)	(.40)
Redemption fees added to paid in capitalB,E	–	–	–	–	–
Net asset value, end of period	$13.44	$11.41	$10.31	$12.15	$12.80
Total ReturnF	20.41%	12.84%	(13.34)%	1.25%	19.74%
Ratios to Average Net AssetsG
Expenses before reductions	1.12%	1.18%	1.10%	1.14%	1.20%
Expenses net of fee waivers, if any	1.00%	1.04%	1.10%	1.14%	1.18%
Expenses net of all reductions	1.00%	1.04%	1.09%	1.12%	1.17%
Net investment income (loss)	1.33%	1.51%	1.34%	1.38%	2.29%C
Supplemental Data
Net assets, end of period (000 omitted)	$67,592	$58,435	$55,756	$63,653	$68,582
Portfolio turnover rateH	46%	50%	42%	41%	46%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized expense ratios.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers International Multi-Manager Fund Class L

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$11.40	$10.30	$12.14	$12.80	$12.62
Income from Investment Operations
Net investment income (loss)C	.17	.17	.16	.17	.11D
Net realized and unrealized gain (loss)	2.15	1.14	(1.75)	(.04)	.45
Total from investment operations	2.32	1.31	(1.59)	.13	.56
Distributions from net investment income	(.18)	(.17)	(.16)E	(.28)	(.17)
Distributions from net realized gain	(.12)	(.04)	(.09)E	(.52)	(.21)
Total distributions	(.30)	(.21)	(.25)	(.79)F	(.38)
Redemption fees added to paid in capitalC	–G	–	–G	–G	–G
Net asset value, end of period	$13.42	$11.40	$10.30	$12.14	$12.80
Total ReturnH,I	20.34%	12.85%	(13.35)%	1.21%	4.57%
Ratios to Average Net AssetsJ
Expenses before reductions	1.12%	1.19%	1.11%	1.15%	1.33%K
Expenses net of fee waivers, if any	1.00%	1.04%	1.10%	1.15%	1.18%K
Expenses net of all reductions	1.00%	1.04%	1.09%	1.13%	1.17%K
Net investment income (loss)	1.33%	1.51%	1.34%	1.38%	2.88%D,K
Supplemental Data
Net assets, end of period (000 omitted)	$125	$103	$92	$106	$105
Portfolio turnover rateL	46%	50%	42%	41%	46%K

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.79 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.517 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized expense ratios. Fees and expenses of the Underlying Funds are not included in the class' annualized expense ratios.

 K Annualized

 L Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers International Multi-Manager Fund Class N

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$11.38	$10.29	$12.13	$12.79	$12.62
Income from Investment Operations
Net investment income (loss)C	.14	.14	.13	.14	.10D
Net realized and unrealized gain (loss)	2.15	1.14	(1.75)	(.04)	.45
Total from investment operations	2.29	1.28	(1.62)	.10	.55
Distributions from net investment income	(.15)	(.15)	(.13)E	(.24)	(.17)
Distributions from net realized gain	(.11)	(.04)	(.09)E	(.52)	(.21)
Total distributions	(.26)	(.19)	(.22)	(.76)	(.38)
Redemption fees added to paid in capitalC	–F	–	–F	–F	–F
Net asset value, end of period	$13.41	$11.38	$10.29	$12.13	$12.79
Total ReturnG,H	20.17%	12.52%	(13.55)%	.95%	4.45%
Ratios to Average Net AssetsI
Expenses before reductions	1.37%	1.44%	1.35%	1.40%	1.59%J
Expenses net of fee waivers, if any	1.25%	1.29%	1.35%	1.40%	1.43%J
Expenses net of all reductions	1.24%	1.29%	1.34%	1.38%	1.42%J
Net investment income (loss)	1.09%	1.26%	1.09%	1.13%	2.63%D,J
Supplemental Data
Net assets, end of period (000 omitted)	$123	$103	$91	$105	$104
Portfolio turnover rateK	46%	50%	42%	41%	46%J

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.84%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized expense ratios.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Strategic Advisers International Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers International Multi-Manager, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective December 5, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,054,059
Gross unrealized depreciation	(937,147)
Net unrealized appreciation (depreciation)	$16,116,912
Tax Cost	$54,070,425

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,929
Undistributed long-term capital gain	$2,130,785
Net unrealized appreciation (depreciation) on securities and other investments	$16,120,939

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$1,077,750	$ 1,161,620
Long-term Capital Gains	552,716	–
Total	$1,630,466	$ 1,161,620

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $29,732,268 and $35,509,437, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .64% of the Fund's average net assets.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), FIAM LLC (an affiliate of the investment adviser) and William Blair Investment Management, LLP each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Arrowstreet Capital, Limited Partnership, FIL Investment Advisors, Geode Capital Management, LLC and Thompson, Siegel & Walmsley LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$292	$292

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
International Multi-Manager	$58,733.09
Class L	111.09
Class N	110.09
	$58,954

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $30 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $213 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse International Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2019. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
International Multi-Manager	1.00%	$78,526
Class F	.91%	4,366
Class L	1.00%	145
Class N	1.25%	148

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,087 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net investment income
International Multi-Manager	$910,033	$873,046
Class F	70,900	53,432
Class L	1,617	1,496
Class N	1,343	1,285
Total	$983,893	$929,259
From net realized gain
International Multi-Manager	$598,181	$218,257
Class F	46,301	13,358
Class L	1,063	374
Class N	1,028	372
Total	$646,573	$232,361

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
International Multi-Manager
Shares sold	135,613	51,581	$1,766,234	$574,281
Reinvestment of distributions	113,547	101,703	1,508,214	1,091,274
Shares redeemed	(340,698)	(437,932)	(4,549,038)	(4,926,648)
Net increase (decrease)	(91,538)	(284,648)	$(1,274,590)	$(3,261,093)
Class F
Shares sold	165,777	167,104	$2,109,750	$1,859,234
Reinvestment of distributions	8,801	6,219	117,201	66,790
Shares redeemed	(526,427)	(99,339)	(6,943,569)	(1,101,445)
Net increase (decrease)	(351,849)	73,984	$(4,716,618)	$824,579
Class L
Reinvestment of distributions	202	175	$2,680	$1,870
Net increase (decrease)	202	175	$2,680	$1,870
Class N
Reinvestment of distributions	178	155	$2,371	$1,657
Net increase (decrease)	178	155	$2,371	$1,657

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 95% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Multi-Manager Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers International Multi-Manager Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
International Multi-Manager	1.00%
Actual		$1,000.00	$1,065.30	$5.12
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class L	1.00%
Actual		$1,000.00	$1,064.60	$5.12
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class N	1.25%
Actual		$1,000.00	$1,063.40	$6.40
Hypothetical-C		$1,000.00	$1,018.60	$6.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers International Multi-Manager Fund
International Multi-Manager	04/09/18	04/06/18	$0.427
Class L	04/09/18	04/06/18	$0.427
Class N	04/09/18	04/06/18	$0.422

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2018, $2,683,501, or, if subsequently determined to be different, the net capital gain of such year.

International Multi-Manager designates 12%, and 1%; Class F designates 12%, and 1%; Class L designates 12%, and 1%; and Class N designates 0% and 1% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

International Multi-Manager, Class F, Class L and Class N designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International Multi-Manager Fund
International Multi-Manager	04/10/2017	$0.0068	$0.0008
International Multi-Manager	12/04/2017	$0.2135	$0.0245
Class F	04/10/2017	$0.0068	$0.0008
Class F	12/04/2017	$0.2145	$0.0245
Class L	04/10/2017	$0.0068	$0.0008
Class L	12/04/2017	$0.2135	$0.0245
Class N	04/10/2017	$0.0000	$0.0000
Class N	12/04/2017	$0.1875	$0.0245

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Multi-Manager Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Arrowstreet Capital, Limited Partnership, Causeway Capital Management LLC, FIAM LLC, Massachusetts Financial Services Company, Thompson, Siegel & Walmsley, LLC, and William Blair Investment Management, LLC (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2017 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers’ investment staffs, their use of technology, and the Investment Advisers’ approach to managing and compensating investment personnel. The Board noted that the Investment Advisers’ analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers’ trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2016, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the three-year period and in the third quartile for the one-year period ended December 31, 2016. The Board also noted that Class F had under-performed 61% and out-performed 72% of its peers for the one- and three-year periods, respectively, ended December 31, 2016. The Board also noted that the investment performance of Class F was higher than its benchmark for the three-year period and lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board noted that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.00%, 1.00%, and 1.25%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.91% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers International Multi-Manager Fund

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2016.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of Class F were below, the total expenses of each of the retail class and Class L were equal to, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2016. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the StrategicAdvisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered thatthe fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract

Strategic Advisers International Multi-Manager Fund

On September 6, 2017, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement with Massachusetts Financial Services Company (MFS) for the fund (the Amended Sub-Advisory Agreement), which has the potential to lower the amount of fees paid by Strategic Advisers, Inc. (Strategic Advisers) to MFS, on behalf of the fund. The terms of the Amended Sub-Advisory Agreement are identical to those of the existing sub-advisory agreement, except with respect to the date of execution and the fee schedule.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered that it reviewed information regarding MFS, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy, in connection with the annual renewal of the current sub-advisory agreement at its September 2017 Board meeting.

The Board considered that the Amended Sub-Advisory Agreement will not result in any changes to the nature, extent and quality of the services provided to the fund. The Board also considered the sub-adviser's representation that the Amended Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board considered that it received information regarding the sub-adviser's historical investment performance in managing fund assets at its June 2017 Board meeting and throughout the year. The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the Amended Sub-Advisory Agreement would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.

The Board considered that the new fee schedule is expected to lower the amount of fees paid by Strategic Advisers to MFS on behalf of the fund. The Board also considered that if total fund expenses are below the limits of the expense reimbursement arrangements in place for each class of the fund, the Amended Sub-Advisory Agreement has the potential to reduce total net fund expenses by the same amount as any resulting decrease in the fund's management fee. The Board also considered that the Amended Sub-Advisory Agreement would not result in any changes to the fund's maximum aggregate annual management fee rate, Strategic Advisers' portion of the fund's management fee or Strategic Advisers' expense reimbursement arrangements for each class of the fund. Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to the sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's advisory agreements at its September Board meeting.

Possible Economies of Scale.  The Board considered that the Amended Sub-Advisory Agreement, like the current sub-advisory agreement, provides for breakpoints that have the potential to further reduce sub-advisory fees paid to MFS as assets allocated to the sub-adviser grow. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2017 Board meeting.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement's fee structure continues to bear a reasonable relationship to the services rendered to the fund and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

STG-L-STG-N-ANN-0418
1.9585951.104

Strategic Advisers® Small-Mid Cap Fund Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Small-Mid Cap Fund	14.04%	11.67%	9.46%

 Prior to May 1, 2010, the fund was named PAS® Small Cap Fund of Funds, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Fund on February 29, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

Period Ending Values
$24,691	Strategic Advisers® Small-Mid Cap Fund
$26,148	Russell 2500™ Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Barry Golden:  For the fiscal year, the Fund gained 14.04%, outpacing the 11.17% return of its small-to-mid-cap benchmark, the Russell 2500® Index. During a period in which growth stocks and strategies substantially outperformed their value-oriented counterparts, underlying managers with a growth emphasis fueled the Fund’s relative performance. Versus the benchmark, sub-adviser ArrowMark Partners was the top contributor, as this manager’s quality-focused growth strategy yielded favorable overall positioning in health care and industrials, along with an underweighting in the lagging real estate category. Sub-adviser Portolan Capital Management also was a leading contributor, partly due to a substantial overweighting in information technology, along with picks in that sector. On the downside, sub-advisers Systematic Financial Management and LSV Asset Management were the principal detractors. Both faced a considerable headwind this period, as their value-driven strategies lagged the Fund’s more core-oriented benchmark, but they performed in line with our expectations. There were several changes to the Fund’s sub-advisory relationships during the period. Assets were allocated away from Advisory Research, Kennedy Capital Management, Neuberger Berman and Invesco Advisers. We hired Boston Partners Global Investors, Rice Hall James & Associates and Voya Investment Management.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2018

(excluding cash equivalents)	% of fund's net assets
Fidelity Small Cap Value Fund	4.7
Fidelity SAI Small-Mid Cap 500 Index Fund	3.7
Fidelity SAI Real Estate Index Fund	1.1
Knight-Swift Transportation Holdings, Inc. Class A	0.6
SS&C Technologies Holdings, Inc.	0.6
Lazard Ltd. Class A	0.5
E*TRADE Financial Corp.	0.5
Huntsman Corp.	0.4
SLM Corp.	0.4
SVB Financial Group	0.4
12.9

Top Five Market Sectors as of February 28, 2018

(stocks only)	% of fund's net assets
Information Technology	17.9
Industrials	15.2
Financials	13.7
Consumer Discretionary	11.9
Health Care	10.2

Asset Allocation (% of fund's net assets)

As of February 28, 2018
Common Stocks	84.7%
Mid-Cap Blend Funds	3.7%
Small Value Funds	4.7%
Sector Funds	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	5.8%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 84.7%
	Shares	Value
CONSUMER DISCRETIONARY - 11.9%
Auto Components - 1.0%
American Axle & Manufacturing Holdings, Inc. (a)	202,108	$2,983,114
BorgWarner, Inc.	132,138	6,485,333
Cooper Tire & Rubber Co.	119,709	3,752,877
Cooper-Standard Holding, Inc. (a)	83,343	10,154,511
Dana Holding Corp.	405,476	10,773,497
Delphi Technologies PLC	105,415	5,033,566
LCI Industries	66,458	7,263,859
Lear Corp.	41,700	7,779,969
Standard Motor Products, Inc.	19,101	891,253
The Goodyear Tire & Rubber Co.	208,800	6,042,672
Tower International, Inc.	91,500	2,388,150
Visteon Corp. (a)	76,892	9,522,305
		73,071,106
Automobiles - 0.1%
Harley-Davidson, Inc.	66,343	3,010,645
Thor Industries, Inc.	25,300	3,263,700
		6,274,345
Distributors - 0.5%
LKQ Corp. (a)	262,467	10,362,197
Pool Corp.	215,302	29,718,135
		40,080,332
Diversified Consumer Services - 1.0%
Bright Horizons Family Solutions, Inc. (a)	211,640	20,226,435
Carriage Services, Inc.	49,700	1,352,834
Chegg, Inc. (a)(b)	188,369	3,750,427
Grand Canyon Education, Inc. (a)	200,965	19,724,715
ServiceMaster Global Holdings, Inc. (a)	508,689	26,126,267
Strayer Education, Inc.	19,031	1,705,939
		72,886,617
Hotels, Restaurants & Leisure - 2.5%
Bloomin' Brands, Inc.	137,900	3,184,111
Boyd Gaming Corp.	107,488	3,802,925
Caesars Entertainment Corp. (a)	969,315	12,310,301
Cedar Fair LP (depositary unit)	127,382	8,510,391
Darden Restaurants, Inc.	76,125	7,017,964
Dave & Buster's Entertainment, Inc. (a)	175,818	7,871,372
Domino's Pizza, Inc.	7,487	1,665,184
Dunkin' Brands Group, Inc.	192,025	11,500,377
Extended Stay America, Inc. unit	222,612	4,458,918
Hilton Grand Vacations, Inc. (a)	351,539	15,172,423
International Game Technology PLC	180,290	4,777,685
Jack in the Box, Inc.	41,841	3,769,037
Marriott International, Inc. Class A	39,429	5,567,769
Norwegian Cruise Line Holdings Ltd. (a)	51,360	2,922,384
Papa John's International, Inc. (b)	157,758	9,108,947
Penn National Gaming, Inc. (a)	114,565	3,048,575
Planet Fitness, Inc. (a)	387,892	14,344,246
Red Lion Hotels Corp. (a)	278,645	2,702,857
Six Flags Entertainment Corp.	139,259	8,925,109
The Cheesecake Factory, Inc. (b)	130,077	6,047,280
U.S. Foods Holding Corp. (a)	384,259	12,830,408
Vail Resorts, Inc.	111,478	22,949,976
Wendy's Co.	230,450	3,675,678
Wingstop, Inc.	78,460	3,555,023
Wyndham Worldwide Corp.	42,300	4,897,494
		184,616,434
Household Durables - 0.8%
Beazer Homes U.S.A., Inc. (a)	201,100	3,161,292
D.R. Horton, Inc.	210,312	8,812,073
Helen of Troy Ltd.(a)	52,566	4,733,568
iRobot Corp. (a)(b)	44,052	2,993,333
KB Home	139,200	3,862,800
La-Z-Boy, Inc.	58,008	1,780,846
Leggett & Platt, Inc.	105,366	4,579,206
LGI Homes, Inc. (a)	71,700	4,057,503
M.D.C. Holdings, Inc.	93,689	2,593,312
Newell Brands, Inc.	424,522	10,905,970
PulteGroup, Inc.	117,900	3,309,453
Toll Brothers, Inc.	230,475	10,101,719
William Lyon Homes, Inc. (a)	107,470	2,716,842
		63,607,917
Internet & Direct Marketing Retail - 0.2%
Expedia, Inc.	4,971	522,800
Liberty Interactive Corp. QVC Group Series A (a)	230,414	6,652,052
Shutterfly, Inc. (a)	35,814	2,748,008
U.S. Auto Parts Network, Inc. (a)	1,567,476	3,244,675
Wayfair LLC Class A (a)(b)	38,540	2,983,767
		16,151,302
Leisure Products - 0.6%
American Outdoor Brands Corp. (a)(b)	110,800	997,200
Brunswick Corp.	343,939	19,673,311
Polaris Industries, Inc. (b)	211,879	24,152,087
		44,822,598
Media - 1.2%
AMC Networks, Inc. Class A (a)	91,030	4,785,447
Cinemark Holdings, Inc.	478,515	20,365,598
Discovery Communications, Inc. Class A (a)(b)	221,100	5,377,152
E.W. Scripps Co. Class A	365,377	5,031,241
Entercom Communications Corp. Class A	145,793	1,443,351
Lions Gate Entertainment Corp.:
Class A	88,467	2,498,308
Class B	100,768	2,704,613
Live Nation Entertainment, Inc. (a)	255,410	11,442,368
Meredith Corp. (b)	30,445	1,744,499
National CineMedia, Inc.	851,327	6,410,492
Nexstar Broadcasting Group, Inc. Class A	80,271	5,735,363
Omnicom Group, Inc.	26,800	2,042,964
Scholastic Corp.	12,147	442,272
Scripps Networks Interactive, Inc. Class A	39,700	3,567,442
Sinclair Broadcast Group, Inc. Class A (b)	417,697	14,118,159
Tegna, Inc.	39,411	506,825
		88,216,094
Multiline Retail - 0.3%
Big Lots, Inc. (b)	64,117	3,603,375
Dillard's, Inc. Class A (b)	46,400	3,783,920
Kohl's Corp.	96,200	6,357,858
Nordstrom, Inc. (b)	93,442	4,794,509
Ollie's Bargain Outlet Holdings, Inc. (a)	73,865	4,383,888
Tuesday Morning Corp. (a)(b)	584,566	1,841,383
		24,764,933
Specialty Retail - 2.1%
Aaron's, Inc. Class A	323,611	14,954,064
Advance Auto Parts, Inc.	25,673	2,933,140
American Eagle Outfitters, Inc.	171,000	3,295,170
Burlington Stores, Inc. (a)	104,512	12,817,352
Camping World Holdings, Inc.	95,787	4,003,897
Chico's FAS, Inc.	228,788	2,297,032
Conn's, Inc. (a)(b)	87,636	2,865,697
Dick's Sporting Goods, Inc.	146,768	4,699,511
Five Below, Inc. (a)	124,349	8,312,731
Floor & Decor Holdings, Inc. Class A	105,362	4,748,665
Foot Locker, Inc.	229,225	10,523,720
Genesco, Inc. (a)	23,927	940,331
Group 1 Automotive, Inc.	60,897	4,192,149
Haverty Furniture Companies, Inc.	104,300	2,122,505
Lithia Motors, Inc. Class A (sub. vtg.)	152,348	15,827,434
Monro, Inc.	183,594	9,344,935
Murphy U.S.A., Inc. (a)	37,500	2,816,625
Office Depot, Inc.	814,600	2,142,398
Penske Automotive Group, Inc.	90,200	4,131,160
Ross Stores, Inc.	34,641	2,705,116
Sally Beauty Holdings, Inc. (a)	1,103,903	18,589,727
Sonic Automotive, Inc. Class A (sub. vtg.)	111,800	2,191,280
Sportsman's Warehouse Holdings, Inc. (a)(b)	392,737	1,904,774
The Children's Place Retail Stores, Inc.	90,615	12,894,515
Tractor Supply Co.	49,840	3,236,111
		154,490,039
Textiles, Apparel & Luxury Goods - 1.6%
Cadence Bancorp	151,849	4,163,700
Carter's, Inc.	200,133	23,351,518
Hanesbrands, Inc. (b)	522,031	10,127,401
lululemon athletica, Inc. (a)	191,629	15,541,112
Michael Kors Holdings Ltd. (a)	128,025	8,056,613
Oxford Industries, Inc.	24,113	1,927,111
PVH Corp.	44,120	6,365,634
Ralph Lauren Corp.	47,485	5,025,812
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	338,146	13,836,934
Stelco Holdings, Inc.	255,292	5,089,128
Steven Madden Ltd.	69,304	3,042,446
Switch, Inc. Class A (b)	525,206	7,253,095
Under Armour, Inc. Class C (non-vtg.) (a)(b)	549,962	8,276,928
Wolverine World Wide, Inc.	335,868	9,834,215
		121,891,647

TOTAL CONSUMER DISCRETIONARY		890,873,364

CONSUMER STAPLES - 2.5%
Beverages - 0.1%
Cott Corp.	216,942	3,156,411
Primo Water Corp. (a)	572,599	6,974,256
		10,130,667
Food & Staples Retailing - 0.4%
Casey's General Stores, Inc.	52,238	5,866,850
Performance Food Group Co. (a)	539,781	16,544,288
SpartanNash Co.	46,700	783,159
SUPERVALU, Inc. (a)	79,800	1,135,554
Weis Markets, Inc.	53,380	1,989,473
		26,319,324
Food Products - 1.4%
Blue Buffalo Pet Products, Inc. (a)	160,393	6,425,344
Bunge Ltd.	62,900	4,744,547
Calavo Growers, Inc. (b)	62,656	5,347,690
Farmer Brothers Co. (a)	99,717	3,111,170
Fresh Del Monte Produce, Inc.	126,228	5,892,323
Ingredion, Inc.	88,216	11,524,538
Lamb Weston Holdings, Inc.	252,926	13,680,767
Nomad Foods Ltd. (a)	716,789	11,748,172
Pilgrim's Pride Corp. (a)(b)	199,300	5,022,360
Pinnacle Foods, Inc.	239,878	12,943,817
Post Holdings, Inc. (a)	167,416	12,686,784
Sanderson Farms, Inc.	35,100	4,322,565
The Hain Celestial Group, Inc. (a)	107,677	3,745,006
		101,195,083
Household Products - 0.6%
Central Garden & Pet Co. (a)	86,694	3,348,989
Church & Dwight Co., Inc.	146,000	7,181,740
Energizer Holdings, Inc.	324,661	17,687,531
Spectrum Brands Holdings, Inc.	177,768	17,547,479
		45,765,739
Personal Products - 0.0%
Edgewell Personal Care Co. (a)	46,719	2,342,958
Tobacco - 0.0%
Universal Corp.	29,034	1,427,021

TOTAL CONSUMER STAPLES		187,180,792

ENERGY - 3.5%
Energy Equipment & Services - 0.9%
Core Laboratories NV (b)	111,152	11,444,210
Dril-Quip, Inc. (a)	111,022	5,001,541
Forum Energy Technologies, Inc. (a)	117,549	1,328,304
Helmerich & Payne, Inc. (b)	27,408	1,769,186
Matrix Service Co. (a)	98,200	1,404,260
McDermott International, Inc. (a)	1,209,810	8,831,613
Oceaneering International, Inc.	162,567	2,987,981
Patterson-UTI Energy, Inc.	809,634	14,630,086
Precision Drilling Corp. (a)	3,494,330	11,001,475
RigNet, Inc. (a)	292,697	3,922,140
RPC, Inc. (b)	82,600	1,622,264
Superior Energy Services, Inc. (a)	143,321	1,225,395
TechnipFMC PLC	54,100	1,559,162
U.S. Silica Holdings, Inc. (b)	43,559	1,127,743
		67,855,360
Oil, Gas & Consumable Fuels - 2.6%
Abraxas Petroleum Corp. (a)	2,844,753	6,116,219
Aegean Marine Petroleum Network, Inc. (b)	250,300	575,690
Andeavor	102,482	9,184,437
Arch Coal, Inc.	99,522	9,525,251
Cabot Oil & Gas Corp.	122,115	2,950,298
Canacol Energy Ltd. (a)	842,989	2,778,868
Carrizo Oil & Gas, Inc. (a)	155,400	2,183,370
Cimarex Energy Co.	149,645	14,379,388
Delek U.S. Holdings, Inc.	201,747	6,883,608
Diamondback Energy, Inc. (a)	93,492	11,652,843
Earthstone Energy, Inc. (a)	195,215	1,795,978
Energen Corp. (a)	330,440	18,078,372
Enerplus Corp.	254,315	2,812,289
EQT Corp.	31,884	1,604,084
Extraction Oil & Gas, Inc. (a)	756,510	9,138,641
Green Plains, Inc.	88,251	1,614,993
Gulfport Energy Corp. (a)	84,141	816,168
Jagged Peak Energy, Inc. (a)(b)	133,841	1,646,244
Kosmos Energy Ltd. (a)	128,943	695,003
Leucrotta Exploration, Inc. (a)	1,379,004	1,601,244
Murphy Oil Corp.	22,387	567,510
Newfield Exploration Co. (a)	91,200	2,127,696
Paramount Resources Ltd. Class A (a)	149,896	2,013,877
Parsley Energy, Inc. Class A (a)	450,242	11,382,118
PBF Energy, Inc. Class A	157,800	4,625,118
PDC Energy, Inc. (a)	42,531	2,234,153
QEP Resources, Inc. (a)	362,687	3,126,362
Resolute Energy Corp. (a)(b)	59,292	1,926,990
RSP Permian, Inc. (a)	269,301	10,316,921
Scorpio Tankers, Inc.	1,963,694	4,516,496
SM Energy Co.	441,615	8,099,219
Southwestern Energy Co. (a)	221,190	789,648
Src Energy, Inc. (a)	395,026	3,503,881
Sundance Energy Australia Ltd. (a)(b)	14,677,226	863,602
Valero Energy Corp.	40,800	3,689,136
Whiting Petroleum Corp. (a)	302,210	8,223,134
WildHorse Resource Development Corp. (a)(b)	95,179	1,616,139
World Fuel Services Corp.	242,739	5,546,586
WPX Energy, Inc. (a)	968,670	13,687,307
		194,888,881

TOTAL ENERGY		262,744,241

FINANCIALS - 13.7%
Banks - 5.3%
Associated Banc-Corp.	319,236	7,885,129
Banco Latinoamericano de Comercio Exterior SA Series E	106,500	2,966,025
Bank of the Ozarks, Inc.	552,069	27,542,722
BankUnited, Inc.	437,896	17,612,177
Banner Corp.	62,696	3,465,835
Berkshire Hills Bancorp, Inc.	61,000	2,241,750
Bryn Mawr Bank Corp.	49,700	2,164,435
Central Pacific Financial Corp.	52,586	1,465,572
CIT Group, Inc.	151,207	8,021,531
Citizens Financial Group, Inc.	684,530	29,770,210
Columbia Banking Systems, Inc.	17,816	744,352
Comerica, Inc.	99,200	9,644,224
Commerce Bancshares, Inc.	125,747	7,264,404
Cullen/Frost Bankers, Inc.	51,635	5,369,524
East West Bancorp, Inc.	434,437	28,477,345
FCB Financial Holdings, Inc. Class A (a)	25,595	1,373,172
Fifth Third Bancorp	79,617	2,631,342
First Citizen Bancshares, Inc.	3,620	1,473,702
First Hawaiian, Inc.	302,281	8,400,389
First Horizon National Corp.	515,199	9,814,541
First Interstate Bancsystem, Inc.	215,503	8,512,369
First Merchants Corp.	42,976	1,776,198
First Midwest Bancorp, Inc., Delaware	52,823	1,279,373
First Republic Bank	117,169	10,873,283
FNB Corp., Pennsylvania	577,720	8,099,634
Fulton Financial Corp.	239,600	4,336,760
Great Western Bancorp, Inc.	284,237	11,622,451
Hancock Holding Co.	112,397	5,810,925
Hanmi Financial Corp.	159,956	4,886,656
Home Bancshares, Inc.	163,894	3,767,923
Hope Bancorp, Inc.	86,047	1,554,009
IBERIABANK Corp.	143,217	11,571,934
KeyCorp	1,099,637	23,235,330
Old National Bancorp, Indiana	185,600	3,155,200
Peapack-Gladstone Financial Corp.	8,673	286,036
Peoples Bancorp, Inc.	40,051	1,381,359
Pinnacle Financial Partners, Inc.	100,645	6,496,635
Preferred Bank, Los Angeles	42,461	2,646,594
Regions Financial Corp.	365,500	7,094,355
Signature Bank (a)	50,688	7,410,079
Sterling Bancorp	233,365	5,425,736
SVB Financial Group (a)	119,958	29,867,143
TCF Financial Corp.	346,400	7,724,720
United Community Bank, Inc.	319,065	9,862,299
Western Alliance Bancorp. (a)	385,921	22,560,942
Wintrust Financial Corp.	140,086	11,838,668
Zions Bancorporation	162,800	8,949,116
		400,354,108
Capital Markets - 3.1%
Affiliated Managers Group, Inc.	42,816	8,107,638
Ares Capital Corp.	118,654	1,873,547
CBOE Global Markets, Inc.	18,648	2,088,762
E*TRADE Financial Corp. (a)	671,845	35,090,464
Eaton Vance Corp. (non-vtg.)	329,998	17,466,794
FactSet Research Systems, Inc.	39,897	8,106,272
Financial Engines, Inc.	331,938	11,119,923
Lazard Ltd. Class A	677,820	36,581,945
Legg Mason, Inc.	225,921	9,016,507
LPL Financial	363,807	23,381,876
MarketAxess Holdings, Inc.	26,015	5,265,436
Moelis & Co. Class A	111,132	5,639,949
Morningstar, Inc.	79,661	7,444,320
Newtek Business Services Corp. (b)	142,900	2,413,581
Oaktree Specialty Lending Corp.	440,182	1,892,783
OM Asset Management Ltd.	247,369	3,792,167
Prospect Capital Corp. (b)	208,400	1,383,776
Raymond James Financial, Inc.	137,243	12,723,799
Stifel Financial Corp.	347,827	22,215,710
T. Rowe Price Group, Inc.	80,157	8,969,568
Waddell & Reed Financial, Inc. Class A (b)	60,178	1,203,560
WisdomTree Investments, Inc. (b)	745,145	7,160,843
		232,939,220
Consumer Finance - 1.3%
Ally Financial, Inc.	843,531	23,534,515
First Cash Financial Services, Inc.	39,971	2,945,863
Green Dot Corp. Class A (a)	154,358	10,053,337
Navient Corp.	632,056	8,191,446
Nelnet, Inc. Class A	52,301	2,894,337
OneMain Holdings, Inc. (a)	520,466	15,957,488
PRA Group, Inc. (a)(b)	45,247	1,732,960
Regional Management Corp. (a)	68,700	2,055,504
SLM Corp. (a)	2,824,949	30,820,194
		98,185,644
Diversified Financial Services - 0.6%
Cannae Holdings, Inc. (a)	242,041	4,448,714
Granite Point Mortgage Trust, Inc.	29,633	499,316
Leucadia National Corp.	771,955	18,519,200
On Deck Capital, Inc. (a)	1,263,127	6,555,629
Voya Financial, Inc.	284,477	14,514,017
		44,536,876
Insurance - 2.3%
Alleghany Corp.	2,387	1,446,880
AmTrust Financial Services, Inc. (b)	67,000	801,990
Arthur J. Gallagher & Co.	60,585	4,187,029
Aspen Insurance Holdings Ltd.	32,248	1,173,827
Assurant, Inc.	8,253	705,384
Assured Guaranty Ltd.	159,750	5,524,155
Athene Holding Ltd. (a)	155,364	7,334,734
Axis Capital Holdings Ltd.	112,724	5,561,802
Cincinnati Financial Corp.	97,325	7,259,472
CNA Financial Corp.	382,859	19,548,781
CNO Financial Group, Inc.	339,200	7,645,568
Crawford & Co. Class B	305,686	2,742,003
Everest Re Group Ltd.	42,600	10,234,224
First American Financial Corp.	115,200	6,685,056
FNF Group	21,529	859,653
Genworth Financial, Inc. Class A (a)	149,800	407,456
Hanover Insurance Group, Inc.	14,547	1,569,767
HCI Group, Inc.	62,822	2,175,526
Heritage Insurance Holdings, Inc. (b)	151,238	2,522,650
Infinity Property & Casualty Corp.	8,090	954,216
Kinsale Capital Group, Inc.	57,584	2,821,616
Lincoln National Corp.	105,900	8,066,403
Maiden Holdings Ltd.	621,833	3,730,998
National General Holdings Corp.	110,364	2,536,165
Old Republic International Corp.	437,260	8,758,318
Primerica, Inc.	26,706	2,603,835
ProAssurance Corp.	169,776	8,115,293
Reinsurance Group of America, Inc.	70,239	10,802,056
RLI Corp.	70,204	4,268,403
Torchmark Corp.	83,870	7,159,982
Universal Insurance Holdings, Inc.	87,800	2,572,540
Unum Group	304,282	15,506,211
Validus Holdings Ltd.	48,246	3,263,359
White Mountains Insurance Group Ltd.	2,338	1,886,415
		171,431,767
Mortgage Real Estate Investment Trusts - 0.4%
AGNC Investment Corp.	45,060	808,376
American Capital Mortgage Investment Corp.	174,797	2,971,549
Anworth Mortgage Asset Corp.	100,591	458,695
Ares Commercial Real Estate Corp.	129,525	1,595,748
Blackstone Mortgage Trust, Inc.	49,405	1,534,025
Chimera Investment Corp.	176,100	2,951,436
CYS Investments, Inc.	304,336	1,923,404
MFA Financial, Inc.	696,234	4,957,186
New York Mortgage Trust, Inc. (b)	403,200	2,221,632
Redwood Trust, Inc.	146,800	2,150,620
Starwood Property Trust, Inc.	250,750	5,077,688
Two Harbors Investment Corp.	340,505	5,002,018
		31,652,377
Thrifts & Mortgage Finance - 0.7%
BofI Holding, Inc. (a)(b)	103,688	3,856,157
Essent Group Ltd. (a)	61,729	2,783,361
Farmer Mac Class C (non-vtg.)	25,700	1,954,742
Flagstar Bancorp, Inc. (a)	81,600	2,877,216
Lendingtree, Inc. (a)(b)	10,716	3,734,526
MGIC Investment Corp. (a)	1,276,239	17,599,336
Radian Group, Inc.	274,516	5,633,068
Walker & Dunlop, Inc.	94,370	4,560,902
Washington Federal, Inc.	240,759	8,354,337
		51,353,645

TOTAL FINANCIALS		1,030,453,637

HEALTH CARE - 10.2%
Biotechnology - 1.9%
ACADIA Pharmaceuticals, Inc. (a)(b)	57,484	1,432,214
Agios Pharmaceuticals, Inc. (a)	51,495	4,139,683
Aimmune Therapeutics, Inc. (a)	46,400	1,508,000
Alkermes PLC (a)	36,134	2,062,529
Ascendis Pharma A/S sponsored ADR (a)	20,312	1,263,203
Atara Biotherapeutics, Inc. (a)(b)	119,859	4,617,568
BeiGene Ltd. ADR (a)	12,530	1,797,679
Biohaven Pharmaceutical Holding Co. Ltd.	57,236	1,939,728
BioMarin Pharmaceutical, Inc. (a)	30,727	2,494,111
bluebird bio, Inc. (a)	18,355	3,689,355
Blueprint Medicines Corp. (a)	29,365	2,541,834
Clovis Oncology, Inc. (a)	57,697	3,350,465
DBV Technologies SA sponsored ADR (a)	176,697	3,774,248
Dyax Corp. rights 12/31/19 (a)(c)	105,841	366,210
Eagle Pharmaceuticals, Inc. (a)(b)	141,490	7,943,249
Emergent BioSolutions, Inc. (a)	97,746	4,857,976
Exact Sciences Corp. (a)	231,042	10,306,784
Exelixis, Inc. (a)	63,903	1,648,697
FibroGen, Inc. (a)	21,376	1,177,818
Heron Therapeutics, Inc. (a)	181,173	3,686,871
Immunomedics, Inc. (a)(b)	358,983	6,070,403
Juno Therapeutics, Inc. (a)	99,684	8,649,581
Keryx Biopharmaceuticals, Inc. (a)(b)	316,136	1,451,064
Ligand Pharmaceuticals, Inc. Class B (a)	107,504	16,328,783
Loxo Oncology, Inc. (a)	35,573	3,956,429
Madrigal Pharmaceuticals, Inc. (a)	9,030	1,138,141
Neurocrine Biosciences, Inc. (a)	143,994	12,157,413
Progenics Pharmaceuticals, Inc. (a)(b)	94,098	628,575
Prothena Corp. PLC (a)(b)	37,190	1,252,931
Puma Biotechnology, Inc. (a)	44,545	2,911,016
Radius Health, Inc. (a)(b)	39,467	1,503,298
Sage Therapeutics, Inc. (a)	105,039	16,949,093
Sarepta Therapeutics, Inc. (a)	20,783	1,304,549
TESARO, Inc. (a)(b)	20,538	1,134,314
Ultragenyx Pharmaceutical, Inc. (a)	29,918	1,430,380
United Therapeutics Corp. (a)	29,900	3,463,915
		144,928,107
Health Care Equipment & Supplies - 2.5%
Abiomed, Inc. (a)	15,220	4,081,700
Align Technology, Inc. (a)	13,939	3,659,266
Anika Therapeutics, Inc. (a)	30,742	1,600,121
CONMED Corp.	39,400	2,384,882
Dentsply Sirona, Inc.	94,142	5,277,601
DexCom, Inc. (a)(b)	110,049	6,178,151
Endologix, Inc. (a)(b)	854,772	3,436,183
Globus Medical, Inc. (a)	81,430	3,879,325
Hill-Rom Holdings, Inc.	121,353	10,152,392
IDEXX Laboratories, Inc. (a)	118,757	22,234,873
Insulet Corp. (a)	52,552	3,946,130
Integer Holdings Corp. (a)	113,500	5,794,175
Integra LifeSciences Holdings Corp. (a)	11,969	631,125
Merit Medical Systems, Inc. (a)	82,694	3,762,577
Nevro Corp. (a)	132,764	10,769,816
Penumbra, Inc. (a)	40,945	4,430,249
ResMed, Inc.	19,853	1,891,395
Steris PLC	252,823	23,082,740
Teleflex, Inc.	75,388	18,834,184
The Cooper Companies, Inc.	87,418	20,151,597
West Pharmaceutical Services, Inc.	268,596	23,426,943
Zimmer Biomet Holdings, Inc.	59,376	6,902,460
		186,507,885
Health Care Providers & Services - 2.1%
Acadia Healthcare Co., Inc. (a)	125,500	4,781,550
Centene Corp. (a)	162,615	16,492,413
Chemed Corp.	26,675	6,925,630
Envision Healthcare Corp. (a)	134,300	5,170,550
HealthEquity, Inc. (a)	212,935	12,260,797
HealthSouth Corp.	517,425	27,558,056
Henry Schein, Inc. (a)	219,089	14,501,501
Laboratory Corp. of America Holdings (a)	37,400	6,458,980
LifePoint Hospitals, Inc. (a)	118,074	5,443,211
Magellan Health Services, Inc. (a)	38,300	3,864,470
MEDNAX, Inc. (a)	177,288	9,747,294
Molina Healthcare, Inc. (a)	52,360	3,785,628
Owens & Minor, Inc.	163,100	2,676,471
Premier, Inc. (a)	344,152	11,408,639
Quest Diagnostics, Inc.	29,100	2,998,755
Select Medical Holdings Corp. (a)	43,086	779,857
Wellcare Health Plans, Inc. (a)	93,887	18,205,628
		153,059,430
Health Care Technology - 0.7%
Allscripts Healthcare Solutions, Inc. (a)	606,850	8,417,010
athenahealth, Inc. (a)	73,479	10,267,955
Evolent Health, Inc. (a)(b)	542,625	7,949,456
Medidata Solutions, Inc. (a)	268,916	17,657,025
Teladoc, Inc. (a)(b)	159,220	6,384,722
Veeva Systems, Inc. Class A (a)	60,140	4,191,758
		54,867,926
Life Sciences Tools & Services - 1.2%
Bio-Rad Laboratories, Inc. Class A (a)	27,781	7,501,981
Cambrex Corp. (a)	134,891	7,007,587
Charles River Laboratories International, Inc. (a)	116,456	12,415,374
ICON PLC (a)	94,190	10,672,669
INC Research Holdings, Inc. Class A (a)	267,138	11,193,082
PerkinElmer, Inc.	255,141	19,477,464
PRA Health Sciences, Inc. (a)	123,477	10,372,068
QIAGEN NV (a)	147,310	4,964,347
Quintiles Transnational Holdings, Inc. (a)	52,600	5,172,158
		88,776,730
Pharmaceuticals - 1.8%
Aclaris Therapeutics, Inc. (a)(b)	17,191	342,789
Aerie Pharmaceuticals, Inc. (a)	68,273	3,492,164
Avadel Pharmaceuticals PLC sponsored ADR(a)(b)	116,054	964,409
Avexis, Inc. (a)	29,071	3,596,955
Catalent, Inc. (a)	455,893	19,033,533
Collegium Pharmaceutical, Inc. (a)(b)	18,915	453,771
GW Pharmaceuticals PLC ADR (a)(b)	11,178	1,270,268
Jazz Pharmaceuticals PLC (a)	189,081	27,378,929
Lannett Co., Inc. (a)(b)	177,600	2,841,600
Mallinckrodt PLC (a)	117,100	1,953,228
Nektar Therapeutics (a)	145,913	12,630,229
Pacira Pharmaceuticals, Inc. (a)	52,682	1,648,947
Perrigo Co. PLC	130,294	10,613,749
Prestige Brands Holdings, Inc. (a)	506,306	17,113,143
Revance Therapeutics, Inc. (a)	187,886	5,815,072
Supernus Pharmaceuticals, Inc. (a)	119,285	4,640,187
TherapeuticsMD, Inc. (a)(b)	3,810,909	19,054,545
		132,843,518

TOTAL HEALTH CARE		760,983,596

INDUSTRIALS - 15.2%
Aerospace & Defense - 0.9%
Arconic, Inc.	60,361	1,472,205
Axon Enterprise, Inc. (a)(b)	122,081	4,252,081
Engility Holdings, Inc. (a)	36,073	985,154
Esterline Technologies Corp. (a)	13,744	1,015,682
HEICO Corp. Class A	233,225	16,908,813
Hexcel Corp.	139,880	9,411,126
Huntington Ingalls Industries, Inc.	16,559	4,338,624
Moog, Inc. Class A (a)	26,500	2,221,495
Spirit AeroSystems Holdings, Inc. Class A	163,300	14,907,657
Teledyne Technologies, Inc. (a)	25,400	4,723,130
Textron, Inc.	43,300	2,591,505
TransDigm Group, Inc.	15,526	4,476,301
		67,303,773
Air Freight & Logistics - 0.6%
Atlas Air Worldwide Holdings, Inc. (a)	75,884	4,617,541
Echo Global Logistics, Inc. (a)	57,719	1,526,668
Expeditors International of Washington, Inc.	57,907	3,761,639
Forward Air Corp.	168,158	9,080,532
XPO Logistics, Inc. (a)	246,042	24,217,914
		43,204,294
Airlines - 0.6%
Air Canada (a)	445,092	9,386,058
Alaska Air Group, Inc.	125,102	8,069,079
JetBlue Airways Corp. (a)	501,475	10,556,049
SkyWest, Inc.	373,584	20,472,403
		48,483,589
Building Products - 1.2%
A.O. Smith Corp.	85,614	5,495,563
Allegion PLC	108,210	9,101,543
Fortune Brands Home & Security, Inc.	216,760	13,148,662
GCP Applied Technologies, Inc. (a)	158,760	4,881,870
Jeld-Wen Holding, Inc. (a)	121,953	3,800,055
Lennox International, Inc.	24,750	5,064,593
Masonite International Corp. (a)	54,303	3,315,198
Owens Corning	223,142	18,141,445
Patrick Industries, Inc. (a)	152,937	9,397,979
Simpson Manufacturing Co. Ltd.	97,191	5,376,606
Universal Forest Products, Inc.	161,594	5,322,906
USG Corp. (a)	219,717	7,342,942
		90,389,362
Commercial Services & Supplies - 2.3%
ABM Industries, Inc.	212,743	7,480,044
ACCO Brands Corp.	296,064	3,745,210
Brady Corp. Class A	354,951	13,275,167
Casella Waste Systems, Inc. Class A (a)	511,145	12,993,306
Clean Harbors, Inc. (a)	304,521	15,204,734
Copart, Inc. (a)	181,319	8,487,542
Deluxe Corp.	211,754	15,034,534
Evoqua Water Technologies Corp. (a)	195,799	4,483,797
Herman Miller, Inc.	265,194	9,520,465
Hudson Technologies, Inc. (a)	564,153	3,441,333
KAR Auction Services, Inc.	117,981	6,380,412
Mobile Mini, Inc.	46,876	1,966,448
Multi-Color Corp.	228,420	14,470,407
Pitney Bowes, Inc.	632,474	7,842,678
Republic Services, Inc.	36,500	2,452,070
Ritchie Brothers Auctioneers, Inc. (b)	182,653	5,916,131
Steelcase, Inc. Class A	197,671	2,698,209
Tetra Tech, Inc.	145,294	7,112,141
The Brink's Co.	62,959	4,627,487
Waste Connection, Inc. (United States)	388,654	27,508,930
		174,641,045
Construction & Engineering - 0.6%
AECOM (a)	63,000	2,237,130
Aegion Corp. (a)	33,798	776,002
Chicago Bridge & Iron Co. NV (b)	99,800	1,742,508
Dycom Industries, Inc. (a)	44,180	4,826,223
Fluor Corp.	274,161	15,599,761
Granite Construction, Inc.	14,415	837,512
Jacobs Engineering Group, Inc.	87,000	5,312,220
KBR, Inc.	598,380	9,059,473
Tutor Perini Corp. (a)	82,274	1,986,917
		42,377,746
Electrical Equipment - 0.7%
AMETEK, Inc.	56,032	4,243,864
EnerSys	49,604	3,456,903
Generac Holdings, Inc. (a)	156,368	6,955,249
Hubbell, Inc. Class B	5,000	655,250
Regal Beloit Corp.	87,788	6,347,072
Rockwell Automation, Inc.	47,613	8,608,430
Sensata Technologies Holding BV (a)	435,393	23,014,874
		53,281,642
Industrial Conglomerates - 0.1%
Carlisle Companies, Inc.	37,607	3,870,136
ITT, Inc.	98,400	4,937,712
		8,807,848
Machinery - 3.8%
Actuant Corp. Class A	165,691	3,761,186
Allison Transmission Holdings, Inc.	253,087	10,029,838
Altra Industrial Motion Corp.	60,988	2,646,879
Cactus, Inc. (a)	98,532	2,424,873
CIRCOR International, Inc.	60,636	2,849,892
Crane Co.	31,100	2,870,841
Douglas Dynamics, Inc.	192,107	8,548,762
EnPro Industries, Inc.	38,927	2,820,650
Gardner Denver Holdings, Inc.	237,292	7,595,717
Gates Industrial Corp. PLC (a)	425,342	7,383,937
Global Brass & Copper Holdings, Inc.	81,000	2,292,300
Greenbrier Companies, Inc. (b)	165,615	8,578,857
Hillenbrand, Inc.	21,518	944,640
Hyster-Yale Materials Handling Class A	26,000	1,850,940
IDEX Corp.	65,952	9,022,234
John Bean Technologies Corp.	49,690	5,503,168
Kennametal, Inc.	461,997	19,034,276
Lincoln Electric Holdings, Inc.	258,862	22,660,779
Meritor, Inc. (a)	232,355	5,692,698
Middleby Corp. (a)	170,148	20,460,297
Nordson Corp.	74,482	9,985,802
Oshkosh Corp.	38,800	3,062,484
Park-Ohio Holdings Corp.	26,500	1,056,025
Proto Labs, Inc. (a)	72,071	7,852,135
RBC Bearings, Inc. (a)	99,838	12,030,479
Snap-On, Inc.	98,473	15,678,871
SPX Flow, Inc. (a)	75,949	3,703,273
Tennant Co.	180,474	11,622,526
Terex Corp.	475,147	19,728,103
Timken Co.	54,300	2,378,340
Toro Co.	427,002	27,144,517
Trinity Industries, Inc.	141,700	4,625,088
Wabtec Corp. (b)	181,678	14,777,689
Woodward, Inc.	51,591	3,654,191
Xylem, Inc.	43,327	3,231,328
		287,503,615
Marine - 0.3%
Costamare, Inc. (b)	182,957	1,059,321
Kirby Corp. (a)	243,444	18,258,300
		19,317,621
Professional Services - 0.7%
FTI Consulting, Inc. (a)	36,295	1,730,909
Huron Consulting Group, Inc. (a)	42,773	1,497,055
Manpower, Inc.	87,774	10,397,708
Navigant Consulting, Inc. (a)	68,347	1,358,738
Nielsen Holdings PLC	238,375	7,778,176
On Assignment, Inc. (a)	67,974	5,212,926
TransUnion Holding Co., Inc. (a)	43,927	2,506,914
TriNet Group, Inc. (a)	468,184	22,084,239
		52,566,665
Road & Rail - 1.8%
Avis Budget Group, Inc. (a)	403,849	18,245,898
Covenant Transport Group, Inc. Class A (a)	181,964	4,698,310
Daseke, Inc. (a)	872,370	8,776,042
Genesee & Wyoming, Inc. Class A (a)	27,428	1,907,069
Heartland Express, Inc.	633,115	12,358,405
J.B. Hunt Transport Services, Inc.	57,091	6,769,280
Kansas City Southern	51,292	5,285,128
Knight-Swift Transportation Holdings, Inc. Class A	980,736	47,232,246
Landstar System, Inc.	76,619	8,336,147
Marten Transport Ltd.	110,185	2,385,505
Ryder System, Inc.	52,800	3,821,136
Saia, Inc. (a)	42,804	3,109,711
U.S.A. Truck, Inc. (a)	177,736	4,542,932
Werner Enterprises, Inc.	148,586	5,534,829
		133,002,638
Trading Companies & Distributors - 1.6%
Air Lease Corp. Class A	99,929	4,363,899
Applied Industrial Technologies, Inc.	105,033	7,394,323
Beacon Roofing Supply, Inc. (a)	53,913	2,852,537
BMC Stock Holdings, Inc. (a)	106,397	1,994,944
GATX Corp. (b)	173,742	11,977,773
H&E Equipment Services, Inc.	128,640	4,848,442
Herc Holdings, Inc. (a)	89,490	5,835,643
MSC Industrial Direct Co., Inc. Class A	266,422	23,306,597
SiteOne Landscape Supply, Inc. (a)	54,674	3,763,758
Titan Machinery, Inc. (a)	607,203	12,107,628
Triton International Ltd.	321,410	9,166,613
United Rentals, Inc. (a)	109,320	19,140,839
Univar, Inc. (a)	216,485	6,236,933
Watsco, Inc.	24,611	4,069,921
WESCO International, Inc. (a)	59,466	3,701,759
		120,761,609

TOTAL INDUSTRIALS		1,141,641,447

INFORMATION TECHNOLOGY - 17.9%
Communications Equipment - 1.4%
Arista Networks, Inc. (a)	13,680	3,690,043
Arris International PLC (a)	120,132	3,063,366
CalAmp Corp. (a)	60,799	1,422,697
Ciena Corp. (a)	1,082,186	25,074,250
CommScope Holding Co., Inc. (a)	38,964	1,508,296
EMCORE Corp. (a)	513,124	2,719,557
F5 Networks, Inc. (a)	33,300	4,945,716
Finisar Corp. (a)	169,464	3,050,352
Infinera Corp. (a)	1,151,265	11,455,087
Juniper Networks, Inc.	248,400	6,373,944
KVH Industries, Inc. (a)	37,794	385,499
Lumentum Holdings, Inc. (a)(b)	233,360	14,234,960
NetScout Systems, Inc. (a)	152,000	4,035,600
Plantronics, Inc.	57,600	3,112,704
ViaSat, Inc. (a)(b)	9,121	636,555
Viavi Solutions, Inc. (a)	1,961,408	18,868,745
		104,577,371
Electronic Equipment & Components - 2.1%
Arrow Electronics, Inc. (a)	124,241	10,135,581
Avnet, Inc.	209,871	8,961,492
Belden, Inc.	37,734	2,744,394
CDW Corp.	191,149	13,940,497
Cognex Corp.	43,950	2,360,555
Coherent, Inc. (a)	39,537	8,269,559
Fabrinet	72,540	2,187,081
Flextronics International Ltd. (a)	409,992	7,420,855
FLIR Systems, Inc.	77,351	3,797,934
II-VI, Inc. (a)	92,410	3,557,785
Insight Enterprises, Inc. (a)	49,683	1,735,427
Jabil, Inc.	250,281	6,780,112
KEMET Corp. (a)	352,012	6,329,176
Littelfuse, Inc.	33,720	6,996,900
Methode Electronics, Inc. Class A	12,453	491,271
National Instruments Corp.	92,170	4,660,115
Orbotech Ltd. (a)	111,160	6,109,354
Rogers Corp. (a)	28,720	3,943,830
Sanmina Corp. (a)	129,900	3,578,745
ScanSource, Inc. (a)	71,700	2,348,175
SYNNEX Corp.	22,935	2,835,913
Systemax, Inc.	146,744	4,192,476
Trimble, Inc. (a)	445,440	16,895,539
TTM Technologies, Inc. (a)	174,000	2,811,840
Universal Display Corp. (b)	18,418	2,390,656
VeriFone Systems, Inc. (a)	529,657	8,792,306
Vishay Intertechnology, Inc.	146,100	2,688,240
Zebra Technologies Corp. Class A (a)	99,323	13,720,479
		160,676,287
Internet Software & Services - 3.7%
2U, Inc. (a)	175,776	14,550,737
Alphabet, Inc. Class C (a)	4,845	5,352,417
Apptio, Inc. Class A (a)	304,665	8,804,819
Box, Inc. Class A (a)	293,187	7,054,079
Carbonite, Inc. (a)	547,848	15,421,921
Care.com, Inc. (a)	780,755	13,959,899
ChannelAdvisor Corp. (a)	346,749	3,068,729
Cimpress NV (a)(b)	103,027	16,767,644
Cornerstone OnDemand, Inc. (a)	7,292	298,972
CoStar Group, Inc. (a)	49,188	16,828,690
Criteo SA sponsored ADR (a)(b)	152,403	4,570,566
DHI Group, Inc. (a)	19,000	31,350
Facebook, Inc. Class A (a)	12,656	2,256,818
GoDaddy, Inc. (a)	225,695	13,498,818
GrubHub, Inc. (a)(b)	239,267	23,785,532
Hortonworks, Inc. (a)	477,245	8,580,865
Instructure, Inc. (a)	64,519	2,800,125
Internap Network Services Corp. (a)	572,904	7,459,210
j2 Global, Inc.	83,649	6,191,699
LogMeIn, Inc.	154,270	17,825,899
Match Group, Inc. (a)(b)	137,837	5,520,372
New Relic, Inc. (a)	128,849	9,248,781
Nutanix, Inc. Class A (a)	351,728	12,820,486
Q2 Holdings, Inc. (a)	345,811	15,751,691
Shutterstock, Inc. (a)	309,458	15,550,265
Stamps.com, Inc. (a)	72,159	13,785,977
The Trade Desk, Inc. (a)(b)	115,503	6,498,199
Twilio, Inc. Class A (a)	83,007	2,835,519
Wix.com Ltd. (a)	67,590	5,072,630
Yelp, Inc. (a)	91,530	3,987,047
		280,179,756
IT Services - 2.6%
Acxiom Corp. (a)	493,025	13,494,094
Amdocs Ltd.	256,953	16,904,938
Booz Allen Hamilton Holding Corp. Class A	23,592	894,845
Broadridge Financial Solutions, Inc.	61,342	6,157,510
Convergys Corp.	147,672	3,427,467
CoreLogic, Inc. (a)	274,450	12,487,475
EPAM Systems, Inc. (a)	27,260	3,083,651
Euronet Worldwide, Inc. (a)	295,003	25,036,905
Fidelity National Information Services, Inc.	91,542	8,896,052
First Data Corp. Class A (a)	518,346	8,096,565
Gartner, Inc. (a)	58,494	6,633,805
Genpact Ltd.	265,365	8,324,500
Interxion Holding N.V. (a)	127,440	7,174,872
Leidos Holdings, Inc.	108,025	6,839,063
Maximus, Inc.	156,163	10,459,798
Presidio, Inc.	391,473	5,723,335
Sykes Enterprises, Inc. (a)	34,874	1,013,438
Teradata Corp. (a)	95,864	3,529,712
Total System Services, Inc.	204,052	17,946,373
Ttec Holdings, Inc.	83,000	2,958,950
Unisys Corp. (a)(b)	201,446	2,256,195
Virtusa Corp. (a)	40,223	1,919,442
WEX, Inc. (a)	66,271	9,910,828
WNS Holdings Ltd. sponsored ADR (a)	67,078	3,018,510
Worldpay, Inc. (a)	63,930	5,196,230
		191,384,553
Semiconductors & Semiconductor Equipment - 2.4%
Acacia Communications, Inc. (a)(b)	54,307	2,101,681
Advanced Energy Industries, Inc. (a)	41,680	2,764,218
Advanced Micro Devices, Inc. (a)(b)	1,013,616	12,274,890
AXT, Inc. (a)	302,585	2,261,823
Brooks Automation, Inc.	82,502	2,203,628
Cabot Microelectronics Corp.	147,949	15,076,003
Cirrus Logic, Inc. (a)	97,800	4,333,518
Cypress Semiconductor Corp.	523,259	9,141,335
Ichor Holdings Ltd. (a)(b)	375,415	9,700,724
Integrated Device Technology, Inc. (a)	236,646	7,179,840
Kulicke & Soffa Industries, Inc. (a)	86,100	2,006,130
Lam Research Corp.	55,800	10,705,788
M/A-COM Technology Solutions Holdings, Inc. (a)(b)	28,099	599,633
Marvell Technology Group Ltd.	345,039	8,104,966
Maxim Integrated Products, Inc.	167,095	10,182,769
Microsemi Corp. (a)	239,401	15,537,125
MKS Instruments, Inc.	23,601	2,627,971
Monolithic Power Systems, Inc.	70,116	8,207,779
ON Semiconductor Corp. (a)	915,927	21,908,974
Qorvo, Inc. (a)	77,431	6,249,456
Rudolph Technologies, Inc. (a)	120,015	3,186,398
Semtech Corp. (a)	136,652	4,598,340
SMART Global Holdings, Inc.	253,400	8,798,048
Teradyne, Inc.	258,774	11,748,340
Versum Materials, Inc.	14,573	539,492
		182,038,869
Software - 4.9%
ACI Worldwide, Inc. (a)	110,381	2,610,511
ANSYS, Inc. (a)	37,300	5,965,762
Aspen Technology, Inc. (a)	299,528	23,147,524
Attunity Ltd. (a)	453,116	3,321,340
Autodesk, Inc. (a)	109,461	12,858,384
Black Knight, Inc. (a)	246,879	11,763,784
CA Technologies, Inc.	80,734	2,833,763
Callidus Software, Inc. (a)	226,465	8,130,094
CommVault Systems, Inc. (a)	79,940	4,160,877
CyberArk Software Ltd. (a)	123,164	6,097,850
Descartes Systems Group, Inc. (a)	144,257	3,815,598
Descartes Systems Group, Inc. (Canada) (a)	135,241	3,583,381
Ebix, Inc. (b)	93,084	7,814,402
Ellie Mae, Inc. (a)	39,121	3,468,859
Everbridge, Inc. (a)	42,565	1,358,249
Fair Isaac Corp.	27,489	4,671,481
FireEye, Inc. (a)	381,500	6,329,085
Guidewire Software, Inc. (a)	228,877	18,383,401
HubSpot, Inc. (a)	36,060	4,004,463
Manhattan Associates, Inc. (a)	169,091	7,118,731
Monotype Imaging Holdings, Inc.	19,881	479,132
Nuance Communications, Inc. (a)	1,660,290	26,664,257
Parametric Technology Corp. (a)	26,915	1,985,250
Paycom Software, Inc. (a)(b)	41,927	4,147,419
Progress Software Corp.	64,500	3,023,115
Proofpoint, Inc. (a)	47,748	5,117,153
QAD, Inc. Class A	149,963	6,748,335
Qualys, Inc. (a)	36,724	2,719,412
Rapid7, Inc. (a)	301,617	7,965,705
RealPage, Inc. (a)	224,226	11,715,809
Splunk, Inc. (a)	197,262	18,384,818
SS&C Technologies Holdings, Inc.	861,127	42,643,009
Synopsys, Inc. (a)	171,164	14,492,456
Tableau Software, Inc. (a)	108,665	8,874,671
Take-Two Interactive Software, Inc. (a)	95,082	10,636,823
Talend SA ADR (a)	272,832	12,844,931
Tyler Technologies, Inc. (a)	81,594	16,572,557
Ultimate Software Group, Inc. (a)	78,917	18,818,548
Upland Software, Inc. (a)	28,988	691,654
Verint Systems, Inc. (a)	235,150	9,147,335
		365,109,928
Technology Hardware, Storage & Peripherals - 0.8%
3D Systems Corp. (a)(b)	411,210	3,906,495
NCR Corp. (a)	230,135	7,594,455
NetApp, Inc.	100,202	6,067,231
Pure Storage, Inc. Class A (a)	196,570	4,259,672
Quantum Corp. (a)(b)	1,287,863	4,713,579
Seagate Technology LLC	74,000	3,951,600
Stratasys Ltd. (a)(b)	354,511	6,460,963
Xerox Corp.	751,946	22,799,003
		59,752,998

TOTAL INFORMATION TECHNOLOGY		1,343,719,762

MATERIALS - 5.1%
Chemicals - 2.4%
A. Schulman, Inc.	70,640	3,097,564
Ashland Global Holdings, Inc.	83,220	5,893,640
Axalta Coating Systems Ltd. (a)	317,516	9,779,493
Cabot Corp.	126,773	7,629,199
Eastman Chemical Co.	114,700	11,593,876
Ferro Corp. (a)	51,479	1,101,136
Huntsman Corp.	996,706	32,163,703
Ingevity Corp. (a)	15,841	1,186,649
International Flavors & Fragrances, Inc.	3,865	545,931
KMG Chemicals, Inc.	91,190	5,468,664
Methanex Corp.	117,076	6,462,354
Minerals Technologies, Inc.	95,086	6,532,408
Olin Corp.	26,636	865,670
Orion Engineered Carbons SA	100,355	2,764,780
PolyOne Corp.	212,313	8,770,650
PQ Group Holdings, Inc.	130,061	1,742,817
Quaker Chemical Corp.	54,301	7,739,522
Rayonier Advanced Materials, Inc.	109,762	2,235,852
The Chemours Co. LLC	96,420	4,580,914
The Mosaic Co.	103,055	2,712,408
The Scotts Miracle-Gro Co. Class A	97,879	8,793,449
Trinseo SA	152,489	12,138,124
Valvoline, Inc.	547,839	12,550,991
Venator Materials PLC	418,045	8,001,381
Westlake Chemical Corp.	151,261	16,375,516
		180,726,691
Construction Materials - 0.4%
Eagle Materials, Inc.	110,105	11,035,824
Martin Marietta Materials, Inc.	17,218	3,511,267
U.S. Concrete, Inc. (a)(b)	194,594	14,156,714
		28,703,805
Containers & Packaging - 1.4%
Aptargroup, Inc.	243,142	21,741,758
Avery Dennison Corp.	64,344	7,602,244
Berry Global Group, Inc. (a)	32,085	1,745,424
Crown Holdings, Inc. (a)	274,057	13,659,001
Graphic Packaging Holding Co.	796,620	12,196,252
Greif, Inc. Class A	98,791	5,687,398
Owens-Illinois, Inc. (a)	305,997	6,597,295
Packaging Corp. of America	121,416	14,472,787
Smurfit Kappa Group PLC	114,764	3,996,177
WestRock Co.	230,427	15,152,880
		102,851,216
Metals & Mining - 0.7%
Alcoa Corp. (a)	146,740	6,598,898
Carpenter Technology Corp.	56,738	2,890,234
Commercial Metals Co.	417,905	10,155,092
Compass Minerals International, Inc. (b)	49,707	2,997,332
Ferroglobe PLC (a)	101,875	1,646,300
Ferroglobe Representation & Warranty Insurance (a)(c)	495,885	5
Goldcorp, Inc.	268,092	3,355,328
HudBay Minerals, Inc.	374,154	2,877,883
Kinross Gold Corp. (a)	1,526,460	5,483,931
Nucor Corp.	36,500	2,387,100
Reliance Steel & Aluminum Co.	45,700	4,120,769
Ryerson Holding Corp. (a)	93,046	939,765
Steel Dynamics, Inc.	69,239	3,202,304
SunCoke Energy, Inc. (a)	299,522	3,198,895
Tahoe Resources, Inc.	481,333	2,355,651
United States Steel Corp.	52,149	2,269,003
		54,478,490
Paper & Forest Products - 0.2%
Boise Cascade Co.	71,662	2,887,979
Clearwater Paper Corp. (a)	30,900	1,161,840
Domtar Corp.	79,600	3,562,896
P.H. Glatfelter Co.	125,100	2,553,291
Schweitzer-Mauduit International, Inc.	67,997	2,666,162
		12,832,168

TOTAL MATERIALS		379,592,370

REAL ESTATE - 3.4%
Equity Real Estate Investment Trusts (REITs) - 3.0%
Brandywine Realty Trust (SBI)	358,340	5,611,604
CBL & Associates Properties, Inc. (b)	226,300	1,047,769
Chatham Lodging Trust	40,201	731,256
Colony NorthStar, Inc.	406,976	3,166,273
CorEnergy Infrastructure Trust, Inc. (b)	84,100	3,016,667
CubeSmart	117,734	3,156,449
DDR Corp.	341,100	2,660,580
DiamondRock Hospitality Co.	338,100	3,475,668
EastGroup Properties, Inc.	123,241	9,986,218
EPR Properties	89,195	5,140,308
Essex Property Trust, Inc.	13,545	3,031,777
Extra Space Storage, Inc.	64,620	5,495,931
Franklin Street Properties Corp.	275,093	2,225,502
Front Yard Residential Corp. Class B	152,423	1,598,917
Gaming & Leisure Properties	222,665	7,405,838
Getty Realty Corp.	98,500	2,324,600
Gladstone Commercial Corp.	7,480	126,487
Government Properties Income Trust	214,600	2,944,312
Hospitality Properties Trust (SBI)	209,500	5,329,680
Host Hotels & Resorts, Inc.	275,500	5,113,280
Independence Realty Trust, Inc.	145,100	1,236,252
InfraReit, Inc.	94,200	1,755,888
LaSalle Hotel Properties (SBI)	191,300	4,692,589
Liberty Property Trust (SBI)	460,915	18,095,523
Mack-Cali Realty Corp.	131,300	2,217,657
Medical Properties Trust, Inc.	1,407,050	17,250,433
Mid-America Apartment Communities, Inc.	96,927	8,318,275
National Retail Properties, Inc.	339,819	12,654,860
National Storage Affiliates Trust	297,521	7,298,190
Omega Healthcare Investors, Inc. (b)	208,228	5,305,649
One Liberty Properties, Inc.	76,400	1,662,464
Outfront Media, Inc.	381,706	7,828,790
Piedmont Office Realty Trust, Inc. Class A	642,459	11,538,564
Preferred Apartment Communities, Inc. Class A	183,727	2,559,317
Prologis, Inc.	54,939	3,333,699
QTS Realty Trust, Inc. Class A	64,352	2,076,639
RLJ Lodging Trust	425,119	8,421,607
Sabra Health Care REIT, Inc.	207,182	3,497,232
Select Income REIT	190,700	3,465,019
Senior Housing Properties Trust (SBI)	399,400	6,046,916
SL Green Realty Corp.	37,145	3,600,093
Summit Hotel Properties, Inc.	198,800	2,618,196
Urban Edge Properties	162,364	3,503,815
VEREIT, Inc.	531,900	3,643,515
Washington Prime Group, Inc. (b)	365,000	2,390,750
Weyerhaeuser Co.	155,342	5,441,630
Xenia Hotels & Resorts, Inc.	213,221	4,194,057
		228,236,735
Real Estate Management & Development - 0.4%
CBRE Group, Inc. (a)	185,880	8,689,890
HFF, Inc.	159,554	7,285,236
Jones Lang LaSalle, Inc.	12,873	2,067,533
Realogy Holdings Corp. (b)	310,198	7,925,559
		25,968,218

TOTAL REAL ESTATE		254,204,953

TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.1%
Iridium Communications, Inc. (a)(b)	225,000	2,632,500
Vonage Holdings Corp. (a)	265,660	2,696,449
Zayo Group Holdings, Inc. (a)	73,958	2,651,394
		7,980,343
Wireless Telecommunication Services - 0.2%
Boingo Wireless, Inc. (a)	603,339	15,970,383

TOTAL TELECOMMUNICATION SERVICES		23,950,726

UTILITIES - 1.0%
Electric Utilities - 0.8%
Entergy Corp.	345,820	26,220,072
FirstEnergy Corp.	323,100	10,445,823
Portland General Electric Co.	277,482	11,024,360
Vistra Energy Corp. (a)	655,080	12,413,766
		60,104,021
Gas Utilities - 0.0%
National Fuel Gas Co.	46,600	2,303,438
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	356,897	3,879,470
Multi-Utilities - 0.1%
NorthWestern Energy Corp.	168,047	8,583,841
SCANA Corp.	60,100	2,384,167
		10,968,008

TOTAL UTILITIES		77,254,937

TOTAL COMMON STOCKS
(Cost $5,109,658,256)		6,352,599,825

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series D (a)(c)(d)
(Cost $257,662)	6,381	215,252

Equity Funds - 9.5%
Mid-Cap Blend Funds - 3.7%
Fidelity SAI Small-Mid Cap 500 Index Fund (e)	22,787,263	275,953,755
Mid-Cap Growth Funds - 0.0%
iShares Russell Midcap Growth Index ETF	11,745	1,449,098
Sector Funds - 1.1%
Fidelity SAI Real Estate Index Fund (e)	8,580,017	83,998,367
Small Growth Funds - 0.0%
iShares Russell 2000 Growth Index ETF (b)	21,475	4,046,320
Small Value Funds - 4.7%
Fidelity Small Cap Value Fund (e)	17,784,314	351,418,023
TOTAL EQUITY FUNDS
(Cost $627,871,853)		716,865,563
	Principal Amount	Value

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.27% to 1.61% 3/1/18 to 5/24/18 (f)
(Cost $12,915,303)	$12,940,000	12,914,036
	Shares

Money Market Funds - 10.8%
Fidelity Securities Lending Cash Central Fund 1.42% (g)(h)	384,375,401	384,413,838
State Street Institutional U.S. Government Money Market Fund Premier Class 1.26% (i)	422,931,572	422,931,572
TOTAL MONEY MARKET FUNDS
(Cost $807,345,410)		807,345,410
TOTAL INVESTMENT IN SECURITIES - 105.2%
(Cost $6,558,048,484)		7,889,940,086
NET OTHER ASSETS (LIABILITIES) - (5.2)%		(386,807,773)
NET ASSETS - 100%		$7,503,132,313

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	3,621	March 2018	$273,602,760	$97,399	$97,399

The notional amount of futures purchased as a percentage of Net Assets is 3.6%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $215,252 or 0.0% of net assets.

 (e) Affiliated Fund

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $12,813,388.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc. Series D	9/25/15	$257,662

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$2,890,903
Total	$2,890,903

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity SAI Real Estate Index Fund	$98,350,560	$1,458,304	$4,000,001	$2,719,566	$(189,624)	$(11,620,872)	$83,998,367
Fidelity SAI Small-Mid Cap 500 Index Fund	167,915,807	292,414,512	210,610,990	5,065,848	3,225,900	23,008,526	275,953,755
Fidelity Small Cap Value Fund	385,055,817	8,647,079	61,292,772	14,620,596	1,162,906	17,844,993	351,418,023
Total	$651,322,184	$302,519,895	$275,903,763	$22,406,010	$4,199,182	$29,232,647	$711,370,145

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$891,088,616	$890,873,364	$--	$215,252
Consumer Staples	187,180,792	187,180,792	--	--
Energy	262,744,241	261,880,639	863,602	--
Financials	1,030,453,637	1,030,453,637	--	--
Health Care	760,983,596	760,617,386	--	366,210
Industrials	1,141,641,447	1,141,641,447	--	--
Information Technology	1,343,719,762	1,343,719,762	--	--
Materials	379,592,370	375,596,188	3,996,177	5
Real Estate	254,204,953	254,204,953	--	--
Telecommunication Services	23,950,726	23,950,726	--	--
Utilities	77,254,937	77,254,937	--	--
Equity Funds	716,865,563	716,865,563	--	--
Other Short-Term Investments	12,914,036	--	12,914,036	--
Money Market Funds	807,345,410	807,345,410	--	--
Total Investments in Securities:	$7,889,940,086	$7,871,584,804	$17,773,815	$581,467
Derivative Instruments:
Assets
Futures Contracts	$97,399	$97,399	$--	$--
Total Assets	$97,399	$97,399	$--	$--
Total Derivative Instruments:	$97,399	$97,399	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$97,399	$0
Total Equity Risk	97,399	0
Total Value of Derivatives	$97,399	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value (including securities loaned of $369,399,994) — See accompanying schedule: Unaffiliated issuers (cost $5,550,977,380)	$6,794,156,103
Fidelity Central Funds (cost $384,413,838)	384,413,838
Affiliated issuers (cost $622,657,266)	711,370,145
Total Investment in Securities (cost $6,558,048,484)		$7,889,940,086
Receivable for investments sold		37,754,169
Receivable for fund shares sold		3,080,648
Dividends receivable		5,195,943
Interest receivable		404,696
Distributions receivable from Fidelity Central Funds		280,346
Prepaid expenses		3,574
Other receivables		137,900
Total assets		7,936,797,362
Liabilities
Payable to custodian bank	$1,559,927
Payable for investments purchased	35,322,436
Payable for fund shares redeemed	3,540,559
Accrued management fee	2,561,202
Payable for daily variation margin on futures contracts	4,906,455
Other affiliated payables	1,080,263
Other payables and accrued expenses	278,711
Collateral on securities loaned	384,415,496
Total liabilities		433,665,049
Net Assets		$7,503,132,313
Net Assets consist of:
Paid in capital		$5,877,117,055
Undistributed net investment income		6,405,858
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		287,620,408
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,331,988,992
Net Assets, for 504,767,451 shares outstanding		$7,503,132,313
Net Asset Value, offering price and redemption price per share ($7,503,132,313 ÷ 504,767,451 shares)		$14.86

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends:
Unaffiliated issuers		$65,777,594
Affiliated issuers		9,723,026
Interest		3,863,544
Income from Fidelity Central Funds		2,890,903
Total income		82,255,067
Expenses
Management fee	$47,993,910
Transfer agent fees	11,783,627
Accounting and security lending fees	1,240,999
Custodian fees and expenses	234,201
Independent trustees' fees and expenses	89,699
Registration fees	76,803
Audit	82,172
Legal	42,422
Miscellaneous	156,023
Total expenses before reductions	61,699,856
Expense reductions	(18,170,884)	43,528,972
Net investment income (loss)		38,726,095
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	773,700,100
Fidelity Central Funds	(1,658)
Affiliated issuers	4,199,182
Foreign currency transactions	8,379
Futures contracts	23,085,215
Realized gain distributions from underlying funds:
Affiliated issuers	12,682,984
Total net realized gain (loss)		813,674,202
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	78,284,220
Other affiliated issuers	29,232,647
Assets and liabilities in foreign currencies	22
Futures contracts	(398,885)
Total change in net unrealized appreciation (depreciation)		107,118,004
Net gain (loss)		920,792,206
Net increase (decrease) in net assets resulting from operations		$959,518,301

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$38,726,095	$25,430,895
Net realized gain (loss)	813,674,202	392,039,194
Change in net unrealized appreciation (depreciation)	107,118,004	1,389,308,892
Net increase (decrease) in net assets resulting from operations	959,518,301	1,806,778,981
Distributions to shareholders from net investment income	(34,846,518)	(21,705,730)
Distributions to shareholders from net realized gain	(584,051,673)	(110,501,894)
Total distributions	(618,898,191)	(132,207,624)
Share transactions
Proceeds from sales of shares	777,512,574	631,256,117
Reinvestment of distributions	617,213,828	131,907,985
Cost of shares redeemed	(1,280,920,705)	(2,107,316,092)
Net increase (decrease) in net assets resulting from share transactions	113,805,697	(1,344,151,990)
Total increase (decrease) in net assets	454,425,807	330,419,367
Net Assets
Beginning of period	7,048,706,506	6,718,287,139
End of period	$7,503,132,313	$7,048,706,506
Other Information
Undistributed net investment income end of period	$6,405,858	$3,632,084
Shares
Sold	52,904,604	49,167,747
Issued in reinvestment of distributions	41,904,328	9,656,514
Redeemed	(86,702,639)	(166,443,412)
Net increase (decrease)	8,106,293	(107,619,151)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Small-Mid Cap Fund

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.19	$11.12	$13.66	$14.12	$12.30
Income from Investment Operations
Net investment income (loss)B	.08	.05	.04	.03	.02
Net realized and unrealized gain (loss)	1.88	3.29	(1.78)	.64	3.33
Total from investment operations	1.96	3.34	(1.74)	.67	3.35
Distributions from net investment income	(.07)	(.04)	(.03)	(.03)	(.02)
Distributions from net realized gain	(1.22)	(.22)	(.77)	(1.11)	(1.51)
Total distributions	(1.29)	(.27)C	(.80)	(1.13)D	(1.53)
Net asset value, end of period	$14.86	$14.19	$11.12	$13.66	$14.12
Total ReturnE	14.04%	30.11%	(13.45)%	5.45%	28.21%
Ratios to Average Net AssetsF,G
Expenses before reductions	.85%	.87%	.72%	.62%	.70%
Expenses net of fee waivers, if any	.60%	.62%	.46%	.37%	.45%
Expenses net of all reductions	.60%	.62%	.46%	.37%	.45%
Net investment income (loss)	.53%	.37%	.28%	.23%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$7,503,132	$7,048,707	$6,718,287	$7,202,333	$5,426,420
Portfolio turnover rateH	75%	82%	71%	54%	84%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.27 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.224 per share.

 D Total distributions of $1.13 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $1.105 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Strategic Advisers Small-Mid Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, partnerships, deferred trustees compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,577,305,126
Gross unrealized depreciation	(274,986,724)
Net unrealized appreciation (depreciation)	$1,302,318,402
Tax Cost	$6,587,621,684

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$55,528,750
Undistributed long-term capital gain	$268,306,011
Net unrealized appreciation (depreciation) on securities and other investments	$1,302,318,393

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$85,227,323	$ 24,665,602
Long-term Capital Gains	533,670,868	107,542,022
Total	$618,898,191	$ 132,207,624

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $5,136,719,063 and $5,646,655,683, respectively.

Prior Fiscal Year Exchanges In-Kind. During the prior period, the Fund redeemed 13,733,034 shares of JPMorgan Small Cap Equity Fund Class A in exchange for investments and cash with a value of $545,338,783. The Fund had net realized gain of $23,862,176 on the Fund's redemptions of JPMorgan Small Cap Equity Fund Class A shares. The Fund recognized gains on the exchange for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.10% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .66% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Advisory Research, Inc. (through March 8, 2017), AllianceBernstein, L.P. (AB), ArrowMark Colorado Holdings, LLC (d/b/a ArrowMark Partners), LLC, Boston Partners Global Investors, Inc., Fisher Investments, Invesco Advisers, Inc. (through November 30, 2017), J.P. Morgan Investment Management, Inc., Kennedy Capital Management, Inc. (through June 16, 2017), LSV Asset Management, Neuberger Berman Investment Advisers LLC (NBIA) (through November 21, 2017), Portolan Capital Management, LLC, Rice Hall James & Associates, LLC, Victory Capital Management, Inc., Systematic Financial Management, L.P., BNY Mellon Asset Management North America Corporation (formerly The Boston Company Asset Management, LLC) and Voya Investment Management Co., LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser, Geode Capital Management, LLC, Invesco Advisers, Inc. and Neuberger Berman Investment Advisers LLC (NBIA) have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser or Sub-adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $20,693 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $20,244 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,890,903.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2020. During the period, this waiver reduced the Fund's management fee by $18,148,142.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $22,742 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Small Cap Value Fund	10%
Fidelity SAI Small-Mid Cap 500 Index Fund	14%
Fidelity SAI Real Estate Index Fund	99%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Small-Mid Cap Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred thereafter as the "Fund") as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the five years in the period ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 19 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Actual	.59%	$1,000.00	$1,102.00	$3.07
Hypothetical-C		$1,000.00	$1,021.87	$2.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Fund voted to pay on April 9, 2018, to shareholders of record at the opening of business on April 6, 2018, a distribution of $0.635 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.014 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2018, $666,991,387, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 97% and 51% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 97% and 56% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with AllianceBernstein L.P. (AB), ArrowMark Partners (ArrowMark) (formerly Arrowpoint Asset Management, LLC), FIAM LLC, Fisher Investments, Inc., Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., Kennedy Capital Management, Inc., LSV Asset Management, Neuberger Berman Investment Advisers LLC, Portolan Capital Management, LLC, Systematic Financial Management, The Boston Company Asset Management, LLC, and Victory Capital Management, Inc. (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2017 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board also approved an amended sub-advisory agreement with ArrowMark on behalf of the fund to reflect the change in the sub-adviser's name from Arrowpoint Asset Management, LLC to ArrowMark, noting that no other contract terms were impacted and that ArrowMark will continue to provide the same services to the fund. In reaching its determination to renew the fund's Advisory Contracts and approve the amended sub-advisory agreement with ArrowMark, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the amended sub-advisory agreement with ArrowMark, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreement with ArrowMark is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amended agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the amended sub-advisory agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and itsaffiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2016, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Small-Mid Cap Fund

2016 Total Return % vs. Morningstar Small Blend and Russell 2500:

75% beaten
Fund
Benchmark
25% beaten
26
24
22
20
18
16
14
24.0
17.6
17.8
15.7
1 Year
30
25
20
15
10
25.5
22.2
15.8
15.0
3 Year
105
100
95
90
85
80
75
103.6
97.1
81.9
79.3
5 Year
% Beaten
13%
29%
30%

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the three- and five-year periods and in the fourth quartile for the one-year period ended December 31, 2016. The Board also noted that the fund had under-performed 87%, 71%, and 70% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2016. The Board also noted that the investment performance of the fund was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2020 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.10%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Small-Mid Cap Fund

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and above the median of its ASPG for the 12-month period ended December 31, 2016. The Board also noted that the fund's management fee rate was compared on a pre-waiver basis and, therefore, did not reflect the management fee waiver noted above. Giving effect to the waiver, however, the fund's management fee was below the ASPG for the 12-month period ended December 31, 2016.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2016.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2020.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the amended sub-advisory agreement with ArrowMark should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal or approval of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Small-Mid Cap Fund

On September 6, 2017, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (each respective agreement, the Sub-Advisory Agreement, collectively, the Sub-Advisory Agreements) with each of Boston Partners Global Investors, Inc. (Boston Partners), Rice Hall James & Associates, LLC (Rice Hall) and Voya Investment Management Co. LLC (Voya) (each, a New Sub-Adviser, collectively, the New Sub-Advisers) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of each Sub-Advisory Agreement.

In considering whether to approve each Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board’s decision to approve each Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of each New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board noted that it is familiar with the nature, extent and quality of services provided by Boston Partners from its oversight of Boston Partners on behalf of other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the New Sub-Advisers' investment staff, their use of technology, and each New Sub-Adviser's approach to managing and compensating its investment personnel. With respect to Boston Partners, the Board noted that Boston Partners will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the New Sub-Advisers' analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered each New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by each New Sub-Adviser under each respective Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of each New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each respective Sub-Advisory Agreement should benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses.

In reviewing the Sub-Advisory Agreements, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to each New Sub-Adviser and the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring the New Sub-Advisers.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.10% of the fund's average daily net assets and that each Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2019, and its proposal to extend the waiver through September 30, 2020. The Board also considered that after allocating assets to each New Sub-Adviser, the fund's management fee and total net expenses are expected to continue to rank below the competitive peer group medians presented to you in the June 2017 management contract renewal materials.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. With respect to the New Sub-Advisers, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Advisers will have a significant impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that each Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to each New Sub-Advisers as assets allocated to each New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

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SMC-ANN-0418
1.912857.107

Strategic Advisers® Small-Mid Cap Multi-Manager Fund Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Small-Mid Cap Multi-Manager Fund	13.49%	11.47%	13.34%

 A From December 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Multi-Manager Fund, a class of the fund, on December 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

See above for additional information regarding the performance of Strategic Advisers® Small-Mid Cap Multi-Manager Fund.

Period Ending Values
$21,729	Strategic Advisers® Small-Mid Cap Multi-Manager Fund
$22,986	Russell 2500™ Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Barry Golden:  For the fiscal year, the Fund's share classes gained roughly 13% to 14%, outpacing the 11.17% return of its small-to-mid-cap benchmark, the Russell 2500® Index. During a period in which growth stocks and strategies substantially outperformed their value-oriented counterparts, underlying managers with a growth emphasis fueled the Fund’s relative performance. Versus the benchmark, sub-adviser ArrowMark Partners was the top contributor, as this manager’s quality-focused growth strategy yielded favorable overall positioning in health care and industrials, along with an underweighting in the lagging real estate category. Sub-adviser Portolan Capital Management also was a leading contributor, partly due to a substantial overweighting in information technology, along with picks in that sector. Sub-adviser BNY Mellon Asset Management North America rounded out the group of leading contributors, primarily benefiting from not owning any real estate investment trusts (REITs). On the downside, sub-adviser LSV Asset Management was the primary relative detractor, although this manager’s performance was in line with my expectations, given that it pursues a quantitatively driven deep-value strategy. There were no significant changes to the Fund's portfolio this period, and as of period end, the bulk of the Fund's assets were allocated among five different sub-advised strategies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2018

(excluding cash equivalents)	% of fund's net assets
Fidelity SAI Small-Mid Cap 500 Index Fund	3.7
SS&C Technologies Holdings, Inc.	1.0
ServiceMaster Global Holdings, Inc.	0.7
LPL Financial	0.7
Sensata Technologies Holding BV	0.7
Waste Connection, Inc. (United States)	0.7
TriNet Group, Inc.	0.7
Carter's, Inc.	0.6
Pool Corp.	0.6
Polaris Industries, Inc.	0.6
10.0

Top Five Market Sectors as of February 28, 2018

(stocks only)	% of fund's net assets
Industrials	18.2
Information Technology	17.5
Financials	14.5
Consumer Discretionary	13.8
Health Care	9.9

Asset Allocation (% of fund's net assets)

As of February 28, 2018
Common Stocks	89.9%
Mid-Cap Blend Funds	3.7%
Sector Funds	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	5.8%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 89.9%
	Shares	Value
CONSUMER DISCRETIONARY - 13.8%
Auto Components - 1.3%
American Axle & Manufacturing Holdings, Inc. (a)	742	$10,952
BorgWarner, Inc.	700	34,356
Cooper-Standard Holding, Inc. (a)	386	47,030
Dana Holding Corp.	800	21,256
Lear Corp.	200	37,314
The Goodyear Tire & Rubber Co.	1,000	28,940
Tower International, Inc.	600	15,660
Visteon Corp. (a)	119	14,737
		210,245
Distributors - 0.7%
LKQ Corp. (a)	384	15,160
Pool Corp.	715	98,691
		113,851
Diversified Consumer Services - 1.4%
Bright Horizons Family Solutions, Inc. (a)	300	28,671
Carriage Services, Inc.	400	10,888
Grand Canyon Education, Inc. (a)	619	60,755
ServiceMaster Global Holdings, Inc. (a)	2,261	116,125
		216,439
Hotels, Restaurants & Leisure - 1.5%
Bloomin' Brands, Inc.	900	20,781
Cedar Fair LP (depositary unit)	506	33,806
Dave & Buster's Entertainment, Inc. (a)	175	7,835
Dunkin' Brands Group, Inc.	895	53,602
Hilton Grand Vacations, Inc. (a)	360	15,538
Papa John's International, Inc.	614	35,452
Penn National Gaming, Inc. (a)	260	6,919
Planet Fitness, Inc. (a)	338	12,499
Red Lion Hotels Corp. (a)	1,020	9,894
U.S. Foods Holding Corp. (a)	291	9,716
Wyndham Worldwide Corp.	200	23,156
		229,198
Household Durables - 0.6%
Helen of Troy Ltd. (a)	246	22,152
KB Home	700	19,425
M.D.C. Holdings, Inc.	1,000	27,680
Newell Brands, Inc.	964	24,765
		94,022
Internet & Direct Marketing Retail - 0.2%
Liberty Interactive Corp. QVC Group Series A (a)	843	24,337
U.S. Auto Parts Network, Inc. (a)	5,734	11,869
		36,206
Leisure Products - 1.2%
American Outdoor Brands Corp. (a)	500	4,500
Brunswick Corp.	1,428	81,682
Polaris Industries, Inc.	825	94,042
		180,224
Media - 1.5%
AMC Networks, Inc. Class A (a)	400	21,028
Cinemark Holdings, Inc.	1,952	83,077
E.W. Scripps Co. Class A	1,436	19,774
National CineMedia, Inc.	4,038	30,406
Nexstar Broadcasting Group, Inc. Class A	182	13,004
Scripps Networks Interactive, Inc. Class A	300	26,958
Sinclair Broadcast Group, Inc. Class A	949	32,076
		226,323
Multiline Retail - 0.6%
Dillard's, Inc. Class A	200	16,310
Kohl's Corp.	800	52,872
Nordstrom, Inc.	366	18,779
Tuesday Morning Corp. (a)	2,138	6,735
		94,696
Specialty Retail - 2.4%
Aaron's, Inc. Class A	1,368	63,215
American Eagle Outfitters, Inc.	800	15,416
Chico's FAS, Inc.	784	7,871
Conn's, Inc. (a)	321	10,497
Dick's Sporting Goods, Inc.	686	21,966
Foot Locker, Inc.	400	18,364
Genesco, Inc. (a)	89	3,498
Lithia Motors, Inc. Class A (sub. vtg.)	104	10,805
Monro, Inc.	856	43,570
Murphy U.S.A., Inc. (a)	400	30,044
Office Depot, Inc.	4,100	10,783
Penske Automotive Group, Inc.	400	18,320
Sally Beauty Holdings, Inc. (a)	4,370	73,591
Sonic Automotive, Inc. Class A (sub. vtg.)	800	15,680
Sportsman's Warehouse Holdings, Inc. (a)	1,436	6,965
The Children's Place Retail Stores, Inc.	160	22,768
		373,353
Textiles, Apparel & Luxury Goods - 2.4%
Carter's, Inc.	850	99,178
Hanesbrands, Inc.	2,433	47,200
lululemon athletica, Inc. (a)	608	49,309
Michael Kors Holdings Ltd. (a)	300	18,879
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	982	40,183
Stelco Holdings, Inc.	934	18,619
Switch, Inc. Class A	2,447	33,793
Under Armour, Inc. Class C (non-vtg.) (a)	2,580	38,829
Wolverine World Wide, Inc.	1,114	32,618
		378,608

TOTAL CONSUMER DISCRETIONARY		2,153,165

CONSUMER STAPLES - 3.0%
Beverages - 0.3%
Cott Corp.	793	11,538
Primo Water Corp. (a)	2,094	25,505
		37,043
Food & Staples Retailing - 0.8%
Casey's General Stores, Inc.	245	27,516
Performance Food Group Co. (a)	2,110	64,672
SpartanNash Co.	700	11,739
SUPERVALU, Inc. (a)	1,000	14,230
Weis Markets, Inc.	300	11,181
		129,338
Food Products - 1.2%
Blue Buffalo Pet Products, Inc. (a)	335	13,420
Bunge Ltd.	400	30,172
Calavo Growers, Inc.	229	19,545
Farmer Brothers Co. (a)	366	11,419
Lamb Weston Holdings, Inc.	978	52,900
Nomad Foods Ltd. (a)	632	10,358
Pilgrim's Pride Corp. (a)	1,200	30,240
Sanderson Farms, Inc.	200	24,630
		192,684
Household Products - 0.7%
Central Garden & Pet Co. (a)	317	12,246
Energizer Holdings, Inc.	700	38,136
Spectrum Brands Holdings, Inc.	649	64,063
		114,445

TOTAL CONSUMER STAPLES		473,510

ENERGY - 2.9%
Energy Equipment & Services - 0.9%
Core Laboratories NV	430	44,273
Matrix Service Co. (a)	1,000	14,300
McDermott International, Inc. (a)	2,100	15,330
Patterson-UTI Energy, Inc.	2,836	51,247
RigNet, Inc. (a)	1,386	18,572
		143,722
Oil, Gas & Consumable Fuels - 2.0%
Abraxas Petroleum Corp. (a)	10,410	22,382
Andeavor	139	12,457
Arch Coal, Inc.	89	8,518
Cabot Oil & Gas Corp.	281	6,789
Canacol Energy Ltd. (a)	3,085	10,170
Cimarex Energy Co.	549	52,753
Delek U.S. Holdings, Inc.	458	15,627
Earthstone Energy, Inc. (a)	714	6,569
Evolution Petroleum Corp.	2,400	19,320
Extraction Oil & Gas, Inc. (a)	2,360	28,509
Green Plains, Inc.	322	5,893
Leucrotta Exploration, Inc. (a)	5,046	5,859
Paramount Resources Ltd. Class A (a)	548	7,362
Parsley Energy, Inc. Class A (a)	719	18,176
PBF Energy, Inc. Class A	500	14,655
Resolute Energy Corp. (a)	217	7,053
RSP Permian, Inc. (a)	381	14,596
Scorpio Tankers, Inc.	4,433	10,196
Sundance Energy Australia Ltd. (a)	64,896	3,818
Whiting Petroleum Corp. (a)	1,106	30,094
World Fuel Services Corp.	300	6,855
		307,651

TOTAL ENERGY		451,373

FINANCIALS - 14.5%
Banks - 5.5%
Associated Banc-Corp.	1,283	31,690
Banco Latinoamericano de Comercio Exterior SA Series E	700	19,495
Bank of the Ozarks, Inc.	805	40,161
BankUnited, Inc.	1,710	68,776
Banner Corp.	142	7,850
Central Pacific Financial Corp.	400	11,148
CIT Group, Inc.	700	37,135
Commerce Bancshares, Inc.	485	28,018
Cullen/Frost Bankers, Inc.	205	21,318
East West Bancorp, Inc.	185	12,127
Fifth Third Bancorp	291	9,618
First Hawaiian, Inc.	1,187	32,987
First Horizon National Corp.	2,013	38,348
First Interstate Bancsystem, Inc.	762	30,099
Fulton Financial Corp.	1,000	18,100
Great Western Bancorp, Inc.	643	26,292
Hancock Holding Co.	300	15,510
Hanmi Financial Corp.	500	15,275
IBERIABANK Corp.	637	51,470
KeyCorp	3,252	68,715
Old National Bancorp, Indiana	1,400	23,800
Preferred Bank, Los Angeles	101	6,295
Regions Financial Corp.	2,600	50,466
Signature Bank (a)	198	28,946
TCF Financial Corp.	1,500	33,450
Western Alliance Bancorp. (a)	671	39,227
Wintrust Financial Corp.	413	34,903
Zions Bancorporation	900	49,473
		850,692
Capital Markets - 3.0%
E*TRADE Financial Corp. (a)	438	22,877
Eaton Vance Corp. (non-vtg.)	987	52,242
FactSet Research Systems, Inc.	156	31,696
Financial Engines, Inc.	1,547	51,825
Lazard Ltd. Class A	1,248	67,355
Legg Mason, Inc.	700	27,937
LPL Financial	1,706	109,645
Moelis & Co. Class A	130	6,598
Morningstar, Inc.	312	29,156
PennantPark Investment Corp.	2,600	18,070
Prospect Capital Corp.	2,900	19,256
WisdomTree Investments, Inc.	3,548	34,096
		470,753
Consumer Finance - 1.5%
Ally Financial, Inc.	2,936	81,914
Green Dot Corp. Class A (a)	350	22,796
Navient Corp.	900	11,664
OneMain Holdings, Inc. (a)	1,182	36,240
SLM Corp. (a)	6,981	76,163
		228,777
Diversified Financial Services - 0.7%
Cannae Holdings, Inc. (a)	548	10,072
Donnelley Financial Solutions, Inc. (a)	137	2,371
Granite Point Mortgage Trust, Inc.	142	2,393
Leucadia National Corp.	1,501	36,009
On Deck Capital, Inc. (a)	4,621	23,983
Voya Financial, Inc.	721	36,785
		111,613
Insurance - 2.6%
AmTrust Financial Services, Inc.	900	10,773
Assured Guaranty Ltd.	700	24,206
CNA Financial Corp.	700	35,742
CNO Financial Group, Inc.	1,900	42,826
Everest Re Group Ltd.	120	28,829
First American Financial Corp.	700	40,621
Genworth Financial, Inc. Class A (a)	2,800	7,616
Heritage Insurance Holdings, Inc.	800	13,344
Kinsale Capital Group, Inc.	225	11,025
Lincoln National Corp.	600	45,702
ProAssurance Corp.	690	32,982
Reinsurance Group of America, Inc.	230	35,372
RLI Corp.	268	16,294
Universal Insurance Holdings, Inc.	600	17,580
Unum Group	900	45,864
		408,776
Mortgage Real Estate Investment Trusts - 0.5%
MFA Financial, Inc.	2,300	16,376
New York Mortgage Trust, Inc.	2,300	12,673
Redwood Trust, Inc.	1,100	16,115
Starwood Property Trust, Inc.	1,100	22,275
Two Harbors Investment Corp.	750	11,018
		78,457
Thrifts & Mortgage Finance - 0.7%
Flagstar Bancorp, Inc. (a)	500	17,630
MGIC Investment Corp. (a)	5,122	70,632
Radian Group, Inc.	800	16,416
		104,678

TOTAL FINANCIALS		2,253,746

HEALTH CARE - 9.9%
Biotechnology - 1.5%
Agios Pharmaceuticals, Inc.(a)	240	19,294
Atara Biotherapeutics, Inc. (a)	560	21,574
DBV Technologies SA sponsored ADR (a)	826	17,643
Dyax Corp. rights 12/31/19 (a)(b)	741	2,564
Exact Sciences Corp. (a)	600	26,766
Heron Therapeutics, Inc. (a)	845	17,196
Immunomedics, Inc. (a)	1,672	28,274
Juno Therapeutics, Inc. (a)	466	40,435
Neurocrine Biosciences, Inc. (a)	331	27,946
Sage Therapeutics, Inc. (a)	175	28,238
United Therapeutics Corp. (a)	100	11,585
		241,515
Health Care Equipment & Supplies - 2.7%
Abiomed, Inc. (a)	71	19,041
Anika Therapeutics, Inc. (a)	112	5,830
Dentsply Sirona, Inc.	214	11,997
DexCom, Inc. (a)	513	28,800
Endologix, Inc. (a)	4,007	16,108
IDEXX Laboratories, Inc. (a)	468	87,624
Insulet Corp. (a)	245	18,397
Integer Holdings Corp. (a)	600	30,630
Nevro Corp. (a)	380	30,826
Steris PLC	851	77,696
The Cooper Companies, Inc.	134	30,890
West Pharmaceutical Services, Inc.	657	57,304
		415,143
Health Care Providers & Services - 2.5%
Centene Corp. (a)	638	64,706
HealthEquity, Inc. (a)	529	30,460
HealthSouth Corp.	1,228	65,403
Henry Schein, Inc. (a)	512	33,889
LifePoint Hospitals, Inc. (a)	500	23,050
Magellan Health Services, Inc. (a)	200	20,180
MEDNAX, Inc. (a)	831	45,688
Molina Healthcare, Inc. (a)	200	14,460
Owens & Minor, Inc.	1,100	18,051
Premier, Inc. (a)	780	25,857
Quest Diagnostics, Inc.	100	10,305
Wellcare Health Plans, Inc. (a)	214	41,497
		393,546
Health Care Technology - 0.7%
athenahealth, Inc. (a)	281	39,267
Evolent Health, Inc. (a)	1,247	18,269
Medidata Solutions, Inc. (a)	898	58,963
		116,499
Life Sciences Tools & Services - 0.7%
Bio-Rad Laboratories, Inc. Class A (a)	102	27,544
Cambrex Corp. (a)	336	17,455
INC Research Holdings, Inc. Class A (a)	1,013	42,445
PRA Health Sciences, Inc. (a)	176	14,784
		102,228
Pharmaceuticals - 1.8%
Avadel Pharmaceuticals PLC sponsored ADR (a)	424	3,523
Catalent, Inc. (a)	1,856	77,488
Jazz Pharmaceuticals PLC (a)	258	37,358
Lannett Co., Inc. (a)	900	14,400
Mallinckrodt PLC (a)	500	8,340
Prestige Brands Holdings, Inc. (a)	1,992	67,330
Revance Therapeutics, Inc. (a)	680	21,046
TherapeuticsMD, Inc. (a)	8,655	43,275
		272,760

TOTAL HEALTH CARE		1,541,691

INDUSTRIALS - 18.2%
Aerospace & Defense - 1.0%
Axon Enterprise, Inc. (a)	446	15,534
HEICO Corp. Class A	628	45,530
Huntington Ingalls Industries, Inc.	60	15,721
Moog, Inc. Class A (a)	200	16,766
Spirit AeroSystems Holdings, Inc. Class A	700	63,903
		157,454
Air Freight & Logistics - 0.5%
Atlas Air Worldwide Holdings, Inc. (a)	400	24,340
Forward Air Corp.	849	45,846
		70,186
Airlines - 1.0%
Air Canada (a)	1,628	34,331
Alaska Air Group, Inc.	300	19,350
JetBlue Airways Corp. (a)	1,600	33,680
SkyWest, Inc.	1,341	73,487
		160,848
Building Products - 1.3%
Allegion PLC	507	42,644
Fortune Brands Home & Security, Inc.	400	24,264
Jeld-Wen Holding, Inc. (a)	485	15,113
Owens Corning	400	32,520
Patrick Industries, Inc. (a)	598	36,747
Simpson Manufacturing Co. Ltd.	221	12,226
USG Corp. (a)	924	30,880
		194,394
Commercial Services & Supplies - 3.8%
ABM Industries, Inc.	877	30,835
Brady Corp. Class A	1,384	51,762
Casella Waste Systems, Inc. Class A (a)	1,870	47,535
Clean Harbors, Inc. (a)	1,417	70,751
Deluxe Corp.	714	50,694
Evoqua Water Technologies Corp. (a)	915	20,954
Herman Miller, Inc.	1,424	51,122
Hudson Technologies, Inc. (a)	2,063	12,584
KAR Auction Services, Inc.	250	13,520
LSC Communications, Inc.	137	1,995
Multi-Color Corp.	1,065	67,468
Pitney Bowes, Inc.	2,654	32,910
R.R. Donnelley & Sons Co.	366	2,760
Ritchie Brothers Auctioneers, Inc.	854	27,661
Waste Connection, Inc. (United States)	1,521	107,656
		590,207
Construction & Engineering - 0.3%
Chicago Bridge & Iron Co. NV	900	15,714
Fluor Corp.	623	35,449
		51,163
Electrical Equipment - 0.9%
Generac Holdings, Inc. (a)	613	27,266
Sensata Technologies Holding BV (a)	2,054	108,574
		135,840
Industrial Conglomerates - 0.1%
ITT, Inc.	400	20,072
Machinery - 4.3%
Allison Transmission Holdings, Inc.	1,223	48,467
Crane Co.	100	9,231
Douglas Dynamics, Inc.	758	33,731
Gates Industrial Corp. PLC (a)	1,162	20,172
Global Brass & Copper Holdings, Inc.	600	16,980
John Bean Technologies Corp.	232	25,694
Kennametal, Inc.	1,254	51,665
Lincoln Electric Holdings, Inc.	342	29,939
Middleby Corp. (a)	545	65,536
Park-Ohio Holdings Corp.	300	11,955
Proto Labs, Inc. (a)	336	36,607
RBC Bearings, Inc. (a)	390	46,995
Snap-On, Inc.	304	48,403
Tennant Co.	841	54,160
Timken Co.	300	13,140
Toro Co.	1,474	93,702
Wabtec Corp.	600	48,804
Woodward, Inc.	239	16,928
		672,109
Marine - 0.6%
Costamare, Inc.	669	3,874
Kirby Corp. (a)	1,135	85,125
		88,999
Professional Services - 1.0%
Manpower, Inc.	300	35,538
Nielsen Holdings PLC	541	17,653
TriNet Group, Inc. (a)	2,188	103,208
		156,399
Road & Rail - 2.1%
Avis Budget Group, Inc. (a)	917	41,430
Covenant Transport Group, Inc. Class A (a)	666	17,196
Daseke, Inc. (a)	3,192	32,112
Heartland Express, Inc.	2,962	57,818
J.B. Hunt Transport Services, Inc.	136	16,126
Knight-Swift Transportation Holdings, Inc. Class A	1,569	75,563
Landstar System, Inc.	300	32,640
Marten Transport Ltd.	403	8,725
Ryder System, Inc.	300	21,711
U.S.A. Truck, Inc. (a)	650	16,614
Werner Enterprises, Inc.	337	12,553
		332,488
Trading Companies & Distributors - 1.3%
Applied Industrial Technologies, Inc.	404	28,442
GATX Corp.	400	27,576
MSC Industrial Direct Co., Inc. Class A	877	76,720
United Rentals, Inc. (a)	240	42,022
Univar, Inc. (a)	793	22,846
		197,606

TOTAL INDUSTRIALS		2,827,765

INFORMATION TECHNOLOGY - 17.5%
Communications Equipment - 1.5%
Ciena Corp. (a)	2,671	61,887
EMCORE Corp. (a)	1,877	9,948
F5 Networks, Inc. (a)	200	29,704
Infinera Corp. (a)	2,609	25,960
Juniper Networks, Inc.	1,200	30,792
KVH Industries, Inc. (a)	139	1,418
Lumentum Holdings, Inc. (a)	351	21,411
Plantronics, Inc.	200	10,808
ViaSat, Inc. (a)	33	2,303
Viavi Solutions, Inc. (a)	3,649	35,103
		229,334
Electronic Equipment & Components - 2.3%
Arrow Electronics, Inc. (a)	300	24,474
Avnet, Inc.	600	25,620
CDW Corp.	691	50,395
Cognex Corp.	170	9,131
Fabrinet	265	7,990
Flextronics International Ltd. (a)	1,400	25,340
Jabil, Inc.	1,200	32,508
KEMET Corp. (a)	1,284	23,086
Methode Electronics, Inc. Class A	29	1,144
Sanmina Corp. (a)	700	19,285
Systemax, Inc.	537	15,342
Trimble, Inc. (a)	1,172	44,454
TTM Technologies, Inc. (a)	1,200	19,392
VeriFone Systems, Inc. (a)	1,203	19,970
Vishay Intertechnology, Inc.	900	16,560
Zebra Technologies Corp. Class A (a)	226	31,220
		365,911
Internet Software & Services - 4.6%
2U, Inc. (a)	558	46,191
Alphabet, Inc. Class C (a)	18	19,885
Apptio, Inc. Class A (a)	1,114	32,195
Box, Inc. Class A (a)	1,072	25,792
Carbonite, Inc. (a)	2,004	56,413
Care.com, Inc. (a)	2,856	51,065
ChannelAdvisor Corp. (a)	1,971	17,443
Cimpress NV (a)	309	50,290
Cornerstone OnDemand, Inc. (a)	34	1,394
CoStar Group, Inc. (a)	62	21,212
Facebook, Inc. Class A (a)	46	8,203
GoDaddy, Inc. (a)	397	23,745
GrubHub, Inc. (a)	702	69,786
Hortonworks, Inc. (a)	1,746	31,393
Instructure, Inc. (a)	236	10,242
Internap Network Services Corp. (a)	2,094	27,264
j2 Global, Inc.	86	6,366
Match Group, Inc. (a)	503	20,145
New Relic, Inc. (a)	316	22,682
Nutanix, Inc. Class A (a)	876	31,930
Q2 Holdings, Inc. (a)	999	45,504
Shutterstock, Inc. (a)	1,238	62,210
Stamps.com, Inc. (a)	107	20,442
Twilio, Inc. Class A (a)	304	10,385
Wix.com Ltd. (a)	109	8,180
		720,357
IT Services - 1.8%
Acxiom Corp. (a)	1,119	30,627
Amdocs Ltd.	500	32,895
Convergys Corp.	700	16,247
CoreLogic, Inc. (a)	593	26,982
Euronet Worldwide, Inc. (a)	608	51,601
First Data Corp. Class A (a)	1,177	18,385
Gartner, Inc. (a)	201	22,795
Maximus, Inc.	414	27,730
Presidio, Inc.	1,824	26,667
Teradata Corp. (a)	218	8,027
Unisys Corp. (a)	737	8,254
Virtusa Corp. (a)	147	7,015
		277,225
Semiconductors & Semiconductor Equipment - 1.3%
Advanced Micro Devices, Inc. (a)	1,993	24,135
AXT, Inc. (a)	1,107	8,275
Cabot Microelectronics Corp.	590	60,121
Cirrus Logic, Inc. (a)	500	22,155
M/A-COM Technology Solutions Holdings, Inc. (a)	103	2,198
Maxim Integrated Products, Inc.	380	23,157
ON Semiconductor Corp. (a)	1,800	43,056
Teradyne, Inc.	346	15,708
		198,805
Software - 4.9%
Aspen Technology, Inc. (a)	368	28,439
Attunity Ltd. (a)	1,657	12,146
Callidus Software, Inc. (a)	1,058	37,982
CommVault Systems, Inc. (a)	183	9,525
CyberArk Software Ltd. (a)	575	28,468
Descartes Systems Group, Inc. (a)	936	24,757
Descartes Systems Group, Inc. (Canada) (a)	363	9,618
Ebix, Inc.	340	28,543
Everbridge, Inc. (a)	156	4,978
Guidewire Software, Inc. (a)	494	39,678
Manhattan Associates, Inc. (a)	649	27,323
Nuance Communications, Inc. (a)	2,687	43,153
QAD, Inc. Class A	547	24,615
Qualys, Inc. (a)	135	9,997
Rapid7, Inc. (a)	1,103	29,130
RealPage, Inc. (a)	994	51,937
Splunk, Inc. (a)	501	46,693
SS&C Technologies Holdings, Inc.	3,197	158,308
Tableau Software, Inc. (a)	424	34,628
Talend SA ADR (a)	618	29,095
Tyler Technologies, Inc. (a)	214	43,466
Ultimate Software Group, Inc. (a)	133	31,715
Upland Software, Inc. (a)	106	2,529
		756,723
Technology Hardware, Storage & Peripherals - 1.1%
3D Systems Corp. (a)	1,918	18,221
NCR Corp. (a)	600	19,800
Quantum Corp. (a)	4,708	17,231
Seagate Technology LLC	600	32,040
Stratasys Ltd. (a)	1,657	30,199
Xerox Corp.	1,976	59,912
		177,403

TOTAL INFORMATION TECHNOLOGY		2,725,758

MATERIALS - 4.7%
Chemicals - 2.3%
A. Schulman, Inc.	400	17,540
Axalta Coating Systems Ltd. (a)	1,236	38,069
Cabot Corp.	420	25,276
Eastman Chemical Co.	500	50,540
Huntsman Corp.	2,048	66,089
Methanex Corp.	266	14,683
Orion Engineered Carbons SA	367	10,111
Quaker Chemical Corp.	212	30,216
Rayonier Advanced Materials, Inc.	401	8,168
Trinseo SA	500	39,800
Valvoline, Inc.	1,680	38,489
Westlake Chemical Corp.	180	19,487
		358,468
Construction Materials - 0.3%
Eagle Materials, Inc.	250	25,058
U.S. Concrete, Inc. (a)	290	21,098
		46,156
Containers & Packaging - 1.6%
Aptargroup, Inc.	969	86,648
Crown Holdings, Inc. (a)	700	34,888
Graphic Packaging Holding Co.	2,550	39,041
Owens-Illinois, Inc. (a)	1,200	25,872
Packaging Corp. of America	213	25,390
Smurfit Kappa Group PLC	420	14,625
WestRock Co.	290	19,070
		245,534
Metals & Mining - 0.3%
Ferroglobe Representation & Warranty Insurance (a)(b)	2,166	0
Goldcorp, Inc.	609	7,622
Kinross Gold Corp. (a)	3,467	12,455
Reliance Steel & Aluminum Co.	300	27,051
Ryerson Holding Corp. (a)	341	3,444
Tahoe Resources, Inc.	1,093	5,349
		55,921
Paper & Forest Products - 0.2%
Clearwater Paper Corp. (a)	300	11,280
P.H. Glatfelter Co.	1,000	20,410
		31,690

TOTAL MATERIALS		737,769

REAL ESTATE - 3.9%
Equity Real Estate Investment Trusts (REITs) - 3.6%
CBL & Associates Properties, Inc.	1,100	5,093
CorEnergy Infrastructure Trust, Inc.	600	21,522
DDR Corp.	1,900	14,820
EastGroup Properties, Inc.	481	38,975
Front Yard Residential Corp. Class B	558	5,853
Government Properties Income Trust	1,200	16,464
Hospitality Properties Trust (SBI)	1,200	30,528
Independence Realty Trust, Inc.	1,000	8,520
InfraReit, Inc.	700	13,048
LaSalle Hotel Properties (SBI)	500	12,265
Medical Properties Trust, Inc.	1,900	23,294
Mid-America Apartment Communities, Inc.	382	32,783
National Retail Properties, Inc.	1,333	49,641
National Storage Affiliates Trust	1,426	34,980
Omega Healthcare Investors, Inc.	1,100	28,028
Outfront Media, Inc.	1,488	30,519
Piedmont Office Realty Trust, Inc. Class A	1,700	30,532
Preferred Apartment Communities, Inc. Class A	800	11,144
RLJ Lodging Trust	1,609	31,874
Sabra Health Care REIT, Inc.	1,200	20,256
Select Income REIT	900	16,353
Senior Housing Properties Trust (SBI)	1,900	28,766
Summit Hotel Properties, Inc.	1,100	14,487
VEREIT, Inc.	3,600	24,660
Washington Prime Group, Inc.	2,200	14,410
		558,815
Real Estate Management & Development - 0.3%
HFF, Inc.	621	28,355
Realogy Holdings Corp.	1,021	26,087
		54,442

TOTAL REAL ESTATE		613,257

TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
Boingo Wireless, Inc. (a)	2,032	53,787
UTILITIES - 1.1%
Electric Utilities - 0.8%
Entergy Corp.	600	45,492
FirstEnergy Corp.	1,100	35,563
Portland General Electric Co.	1,021	40,564
		121,619
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	1,700	18,479
Multi-Utilities - 0.2%
NorthWestern Energy Corp.	664	33,917

TOTAL UTILITIES		174,015

TOTAL COMMON STOCKS
(Cost $11,391,346)		14,005,836

Equity Funds - 4.3%
Mid-Cap Blend Funds - 3.7%
Fidelity SAI Small-Mid Cap 500 Index Fund (c)	47,025	569,466
Sector Funds - 0.6%
Fidelity SAI Real Estate Index Fund (c)	9,532	93,320
TOTAL EQUITY FUNDS
(Cost $608,460)		662,786

U.S. Treasury Obligations - 0.5%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.27% to 1.27% 3/1/18 (d)
(Cost $80,000)	$80,000	80,000

Money Market Funds - 7.3%
	Shares
State Street Institutional U.S. Government Money Market Fund Premier Class 1.26% (e)
(Cost $1,140,715)	1,140,715	1,140,715
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $13,220,521)		15,889,337
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(309,872)
NET ASSETS - 100%		$15,579,465

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	7	March 2018	$528,920	$316	$316

The notional amount of futures purchased as a percentage of Net Assets is 3.4%

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Affiliated Fund

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $42,000.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity SAI Real Estate Index Fund	$124,727	$1,849	$20,000	$3,247	$(1,261)	$(11,995)	$93,320
Fidelity SAI Small-Mid Cap 500 Index Fund	578,685	2,098,336	2,163,500	11,585	18,594	37,351	569,466
Total	$703,412	$2,100,185	$2,183,500	$14,832	$17,333	$25,356	$662,786

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,153,165	$2,153,165	$--	$--
Consumer Staples	473,510	473,510	--	--
Energy	451,373	447,555	3,818	--
Financials	2,253,746	2,253,746	--	--
Health Care	1,541,691	1,539,127	--	2,564
Industrials	2,827,765	2,827,765	--	--
Information Technology	2,725,758	2,725,758	--	--
Materials	737,769	723,144	14,625	--
Real Estate	613,257	613,257	--	--
Telecommunication Services	53,787	53,787	--	--
Utilities	174,015	174,015	--	--
Equity Funds	662,786	662,786	--	--
Other Short-Term Investments	80,000	--	80,000	--
Money Market Funds	1,140,715	1,140,715	--	--
Total Investments in Securities:	$15,889,337	$15,788,330	$98,443	$2,564
Derivative Instruments:
Assets
Futures Contracts	$316	$316	$--	$--
Total Assets	$316	$316	$--	$--
Total Derivative Instruments:	$316	$316	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$316	$0
Total Equity Risk	316	0
Total Value of Derivatives	$316	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $12,612,061)	$15,226,551
Affiliated issuers (cost $608,460)	662,786
Total Investment in Securities (cost $13,220,521)		$15,889,337
Receivable for investments sold		306,437
Receivable for fund shares sold		11,404
Dividends receivable		11,695
Interest receivable		1,089
Prepaid expenses		8
Receivable from investment adviser for expense reductions		5,043
Other receivables		594
Total assets		16,225,607
Liabilities
Payable for investments purchased	$66,729
Payable for fund shares redeemed	500,000
Accrued management fee	9,681
Distribution and service plan fees payable	30
Payable for daily variation margin on futures contracts	13,447
Other affiliated payables	1,962
Audit fee payable	37,951
Other payables and accrued expenses	16,342
Total liabilities		646,142
Net Assets		$15,579,465
Net Assets consist of:
Paid in capital		$12,105,192
Accumulated net investment loss		(342)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		805,483
Net unrealized appreciation (depreciation) on investments		2,669,132
Net Assets		$15,579,465
Small-Mid Cap Multi-Manager:
Net Asset Value, offering price and redemption price per share ($15,291,754 ÷ 1,491,234 shares)		$10.25
Class L:
Net Asset Value, offering price and redemption price per share ($144,628 ÷ 14,122 shares)		$10.24
Class N:
Net Asset Value, offering price and redemption price per share ($143,083 ÷ 14,059 shares)		$10.18

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends:
Unaffiliated issuers		$175,723
Affiliated issuers		9,821
Interest		9,566
Total income		195,110
Expenses
Management fee	$120,492
Transfer agent fees	16,509
Distribution and service plan fees	335
Accounting fees and expenses	6,294
Custodian fees and expenses	40,400
Independent trustees' fees and expenses	201
Registration fees	43,839
Audit	72,210
Legal	8,457
Miscellaneous	367
Total expenses before reductions	309,104
Expense reductions	(124,277)	184,827
Net investment income (loss)		10,283
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,730,089
Affiliated issuers	17,333
Foreign currency transactions	44
Futures contracts	32,769
Realized gain distributions from underlying funds:
Affiliated issuers	5,011
Total net realized gain (loss)		1,785,246
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	285,761
Other affiliated issuers	25,356
Futures contracts	(2,515)
Total change in net unrealized appreciation (depreciation)		308,602
Net gain (loss)		2,093,848
Net increase (decrease) in net assets resulting from operations		$2,104,131

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,283	$13,697
Net realized gain (loss)	1,785,246	3,142,139
Change in net unrealized appreciation (depreciation)	308,602	1,749,585
Net increase (decrease) in net assets resulting from operations	2,104,131	4,905,421
Distributions to shareholders from net investment income	(18,378)	(5,001)
Distributions to shareholders from net realized gain	(1,072,219)	(2,720,619)
Total distributions	(1,090,597)	(2,725,620)
Share transactions - net increase (decrease)	(898,485)	(16,998,320)
Redemption fees	635	352
Total increase (decrease) in net assets	115,684	(14,818,167)
Net Assets
Beginning of period	15,463,781	30,281,948
End of period	$15,579,465	$15,463,781
Other Information
Accumulated net investment loss end of period	$(342)	$(105)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Small-Mid Cap Multi-Manager Fund

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.71	$9.10	$11.40	$13.46	$12.25
Income from Investment Operations
Net investment income (loss)B	.01	.01	(.02)	(.04)	(.03)
Net realized and unrealized gain (loss)	1.28	2.76	(1.54)	.70	3.24
Total from investment operations	1.29	2.77	(1.56)	.66	3.21
Distributions from net investment income	(.01)	–C	–	–	–
Distributions from net realized gain	(.74)	(2.16)	(.74)	(2.72)	(2.00)
Total distributions	(.75)	(2.16)	(.74)	(2.72)	(2.00)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$10.25	$9.71	$9.10	$11.40	$13.46
Total ReturnD	13.49%	31.35%	(14.27)%	5.88%	27.21%
Ratios to Average Net AssetsE
Expenses before reductions	1.92%	2.17%	1.41%	1.34%	1.25%
Expenses net of fee waivers, if any	1.15%	1.15%	1.16%	1.16%	1.16%
Expenses net of all reductions	1.15%	1.15%	1.16%	1.16%	1.16%
Net investment income (loss)	.06%	.08%	(.18)%	(.29)%	(.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$15,292	$13,251	$28,621	$32,904	$57,019
Portfolio turnover rateF	64%	120%	89%	85%	117%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears it proportionate share of the expenses of the Underlying Funds.

 F Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Small-Mid Cap Multi-Manager Fund Class L

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.70	$9.09	$11.39	$13.45	$14.28
Income from Investment Operations
Net investment income (loss)C	.01	.01	(.02)	(.04)	(.01)
Net realized and unrealized gain (loss)	1.28	2.76	(1.54)	.70	.93
Total from investment operations	1.29	2.77	(1.56)	.66	.92
Distributions from net investment income	(.01)	–D	–	–	–
Distributions from net realized gain	(.74)	(2.16)	(.74)	(2.72)	(1.75)
Total distributions	(.75)	(2.16)	(.74)	(2.72)	(1.75)
Redemption fees added to paid in capitalC,D	–	–	–	–	–
Net asset value, end of period	$10.24	$9.70	$9.09	$11.39	$13.45
Total ReturnE,F	13.50%	31.39%	(14.29)%	5.89%	6.84%
Ratios to Average Net AssetsG
Expenses before reductions	1.89%	2.21%	1.40%	1.37%	1.54%H
Expenses net of fee waivers, if any	1.15%	1.15%	1.16%	1.16%	1.16%H
Expenses net of all reductions	1.15%	1.15%	1.16%	1.16%	1.16%H
Net investment income (loss)	.05%	.09%	(.18)%	(.29)%	(.17)%H
Supplemental Data
Net assets, end of period (000 omitted)	$145	$127	$97	$113	$107
Portfolio turnover rateI	64%	120%	89%	85%	117%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears it proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Small-Mid Cap Multi-Manager Fund Class N

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.64	$9.07	$11.38	$13.44	$14.28
Income from Investment Operations
Net investment income (loss)C	(.02)	(.02)	(.05)	(.07)	(.02)
Net realized and unrealized gain (loss)	1.29	2.74	(1.52)	.70	.92
Total from investment operations	1.27	2.72	(1.57)	.63	.90
Distributions from net realized gain	(.73)	(2.15)	(.74)	(2.69)	(1.74)
Redemption fees added to paid in capitalC,D	–	–	–	–	–
Net asset value, end of period	$10.18	$9.64	$9.07	$11.38	$13.44
Total ReturnE,F	13.36%	30.86%	(14.42)%	5.62%	6.73%
Ratios to Average Net AssetsG
Expenses before reductions	2.14%	2.45%	1.65%	1.62%	1.81%H
Expenses net of fee waivers, if any	1.40%	1.40%	1.41%	1.41%	1.41%H
Expenses net of all reductions	1.40%	1.40%	1.41%	1.41%	1.41%H
Net investment income (loss)	(.19)%	(.16)%	(.43)%	(.54)%	(.42)%H
Supplemental Data
Net assets, end of period (000 omitted)	$143	$126	$96	$113	$107
Portfolio turnover rateI	64%	120%	89%	85%	117%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears it proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Strategic Advisers Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Small-Mid Cap Multi Manager, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective December 5, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,331,773
Gross unrealized depreciation	(738,075)
Net unrealized appreciation (depreciation)	$2,593,698
Tax Cost	$13,295,639

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$114,786
Undistributed long-term capital gain	$766,385
Net unrealized appreciation (depreciation) on securities and other investments	$2,593,698

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$286,539	$ 11,251
Long-term Capital Gains	804,058	2,714,369
Total	$1,090,597	$ 2,725,620

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares) other than short-term securities, aggregated $9,659,561 and $11,467,842, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .74% of the Fund's average net assets.

Sub-Advisers. ArrowMark Colorado Holdings, LLC (d/b/a ArrowMark Partners), J.P. Morgan Investment Management, Inc., LSV Asset Management, Portolan Capital Management, LLC, and BNY Mellon Asset Management North America Corporation (formerly The Boston Company Asset Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

AllianceBernstein, L.P. (AB), FIAM LLC (an affiliate of the investment adviser), Boston Partners Global Investors, Inc., Fisher Investments, Geode Capital Management, LLC, Invesco Advisers, Inc., Neuberger Berman Investment Advisers LLC (NBIA), Rice Hall James & Associates, LLC, Systematic Financial Management, L.P., Victory Capital Management, Inc. and Voya Investment Management Co., LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$335	$335

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Small-Mid Cap Multi-Manager	$16,270.11
Class L	120.09
Class N	119.09
	$16,509

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $15 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $48 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive the Fund's management fee in an amount equal to .01% of the Fund's average net assets. During the period, this waiver reduced the fund's management fee by $1,617.

The investment adviser has also contractually agreed to reimburse Small-Mid Multi Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2019. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Small-Mid Cap Multi-Manager	1.15%	$107,626
Class F	1.06%	13,062
Class L	1.15%	983
Class N	1.40%	988

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net investment income
Small-Mid Cap Multi-Manager	$18,205	$4,349
Class F	–	609
Class L	173	43
Total	$18,378	$5,001
From net realized gain
Small-Mid Cap Multi-Manager	$1,028,078	$2,346,043
Class F	24,737	328,655
Class L	9,769	23,021
Class N	9,635	22,900
Total	$1,072,219	$2,720,619

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Small-Mid Cap Multi-Manager
Shares sold	237,242	93,372	$2,413,353	$934,953
Reinvestment of distributions	103,772	251,105	1,046,283	2,350,346
Shares redeemed	(214,829)	(2,123,204)	(2,169,847)	(20,705,531)
Net increase (decrease)	126,185	(1,778,727)	$1,289,789	$(17,420,232)
Class F
Shares sold	93,458	64,975	$938,773	$655,798
Reinvestment of distributions	2,590	34,991	24,737	329,264
Shares redeemed	(296,820)	(59,866)	(3,171,361)	(609,114)
Net increase (decrease)	(200,772)	40,100	$(2,207,851)	$375,948
Class L
Reinvestment of distributions	987	2,467	9,942	23,064
Net increase (decrease)	987	2,467	$9,942	$23,064
Class N
Reinvestment of distributions	963	2,460	9,635	22,900
Net increase (decrease)	963	2,460	$9,635	$22,900

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 74% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Small-Mid Cap Multi-Manager Fund (one of the funds constituting Fidelity Rutland Square Trust II referred thereafter as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Small-Mid Cap Multi-Manager	1.15%
Actual		$1,000.00	$1,100.30	$5.99
Hypothetical-C		$1,000.00	$1,019.09	$5.76
Class L	1.15%
Actual		$1,000.00	$1,101.50	$5.99
Hypothetical-C		$1,000.00	$1,019.09	$5.76
Class N	1.40%
Actual		$1,000.00	$1,100.00	$7.29
Hypothetical-C		$1,000.00	$1,017.85	$7.00

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Small-Mid Cap Multi-Manager
Small-Mid Cap Multi-Manager	04/08/18	04/06/18	$0.589
Class L	04/08/18	04/06/18	$0.589
Class N	04/08/18	04/06/18	$0.585

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2018, $1,380,395, or, if subsequently determined to be different, the net capital gain of such year.

Small-Mid Cap Multi-Manager designates 37%; Class L designates 37% and Class N designates 42% of the dividend distributed in December 2017 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Small-Mid Cap Multi-Manager designates 42%; Class L designates 42% and Class N designates 46% of the dividend distributed in December 2017 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with AllianceBernstein L.P. (AB), ArrowMark Partners (ArrowMark) (formerly Arrowpoint Asset Management, LLC), FIAM LLC, Fisher Investments, Inc., Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., Kennedy Capital Management, Inc., LSV Asset Management, Neuberger Berman Investment Advisers LLC, Portolan Capital Management, LLC, Systematic Financial Management, The Boston Company Asset Management, LLC, and Victory Capital Management, Inc. (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2017 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board also approved an amended sub-advisory agreement with ArrowMark on behalf of the fund to reflect the change in the sub-adviser's name from Arrowpoint Asset Management, LLC to ArrowMark, noting that no other contract terms were impacted and that ArrowMark will continue to provide the same services to the fund. In reaching its determination to renew the fund's Advisory Contracts and approve the amended sub-advisory agreement with ArrowMark, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the amended sub-advisory agreement with ArrowMark, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreement with ArrowMark is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amended agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the amended sub-advisory agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-,three-, and five-year periods ended December 31, 2016, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

2016 Total Return % vs. Morningstar Small Blend and Russell 2500:

75% beaten
Retail Class
Benchmark
Class N
25% beaten
26
24
22
20
18
16
14
24.0
17.6
17.8
15.6
15.3
1 Year
30
25
20
15
10
25.5
22.2
15.8
14.9
15.0
3 Year
105
100
95
90
85
80
75
103.6
97.1
81.3
79.3
5 Year

% Beaten			
Retail Class	13%	29%	29%
Class F	14%	30%	-
Class L	13%	29%	-
Class N	11%	24%	-

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class was in the third quartile for the three- and five-year periods and in the fourth quartile for the one-year period ended December 31, 2016. The Board also noted that the retail class had under-performed 87%, 71%, and 71% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2016. The Board also noted that the investment performance of the retail class was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to voluntarily waive 0.01% of the management fee and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.15%, 1.15%, and 1.40%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2016.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class F, Class L, and Class N were above the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2016. The Board considered that, in general, various factors can affect total expenses. The Board also considered an alternative expense comparison analysis compared to a universe of no-load funds (higher 12b-1 fee classes designed specifically for retirement plans). The Board noted that, under this alternative competitive analysis, the total expenses for the retail class and Class L ranked below median. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market. The Board considered that, effective October 1, 2016, Strategic Advisers increased the voluntary expense cap for Class F by 0.01% to maintain an appropriate expense differential between Class F and the retail class, and this increase, combined with a 0.01% reduction in the competitive median caused the total expenses of Class F to rank above the median.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the amended sub-advisory agreement with ArrowMark should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal or approval of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On September 6, 2017, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (each respective agreement, the Sub-Advisory Agreement, collectively, the Sub-Advisory Agreements) with each of Boston Partners Global Investors, Inc. (Boston Partners), Rice Hall James & Associates, LLC (Rice Hall) and Voya Investment Management Co. LLC (Voya) (each, a New Sub-Adviser, collectively, the New Sub-Advisers) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of each Sub-Advisory Agreement.

In considering whether to approve each Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of each New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board noted that it is familiar with the nature, extent and quality of services provided by Boston Partners from its oversight of Boston Partners on behalf of other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the New Sub-Advisers' investment staff, their use of technology, and each New Sub-Adviser's approach to managing and compensating its investment personnel. With respect to Boston Partners, the Board noted that Boston Partners will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the New Sub-Advisers' analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered each New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by each New Sub-Adviser under each respective Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of each New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each respective Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreements, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to each New Sub-Adviser and the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring the New Sub-Advisers.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund, Strategic Advisers' portion of the management fee or Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.15%, 1.15% and 1.40%, respectively, through April 30, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that there are no expected changes to the fund's total net expenses as a result of approving each Sub-Advisory Agreement and that the expense ratio of each class of the fund is expected to maintain the same relationship to the competitive peer group medians reviewed by the Board in connection with the annual renewal of the fund's advisory contracts at the September 2017 meeting.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. With respect to the New Sub-Advisers, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Advisers will have a significant impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that each Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to each New Sub-Advisers as assets allocated to each New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

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Strategic Advisers® Small-Mid Cap Multi-Manager Fund Class L and Class N Annual Report February 28, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2018	Past 1 year	Past 5 years	Life of fundA
Class L	13.50%	11.48%	13.35%
Class N	13.36%	11.25%	13.16%

 A From December 20, 2011

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Small-Mid Cap Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Small-Mid Cap Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Multi-Manager Fund - Class L on December 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$21,737	Strategic Advisers® Small-Mid Cap Multi-Manager Fund - Class L
$22,986	Russell 2500™ Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 17.10% for the 12 months ending February 28, 2018, as the S&P 500® index moved steadily higher throughout 2017 and into 2018 until sharply reversing course in February. The drop was in stark contrast to the low volatility seen throughout 2017, along with consumer sentiment and other market indicators that stayed positive. Investors remained decidedly upbeat as the calendar turned, and the index rose 5.73% in January. February was a decidedly different story, though, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index returned -3.69% for the month, its first negative result since October 2016. For the full 12 months, growth stocks handily topped value, while large-caps bested small-caps. By sector, information technology fared best by far, gaining 36% amid strong earnings growth from several major index constituents. Consumer discretionary (+22%) also stood out, driven by retailers. Financials added 20%, riding the uptick in bond yields. Materials and industrials rose about 16% each, boosted by higher demand, especially from China. Conversely, notable laggards included the defensive telecommunication services (-5%) and utilities (-2%) sectors, while rising rates held back real estate (-3%).

Comments from Portfolio Manager Barry Golden:  For the fiscal year, the Fund's share classes gained roughly 13% to 14%, outpacing the 11.17% return of its small-to-mid-cap benchmark, the Russell 2500® Index. During a period in which growth stocks and strategies substantially outperformed their value-oriented counterparts, underlying managers with a growth emphasis fueled the Fund’s relative performance. Versus the benchmark, sub-adviser ArrowMark Partners was the top contributor, as this manager’s quality-focused growth strategy yielded favorable overall positioning in health care and industrials, along with an underweighting in the lagging real estate category. Sub-adviser Portolan Capital Management also was a leading contributor, partly due to a substantial overweighting in information technology, along with picks in that sector. Sub-adviser BNY Mellon Asset Management North America rounded out the group of leading contributors, primarily benefiting from not owning any real estate investment trusts (REITs). On the downside, sub-adviser LSV Asset Management was the primary relative detractor, although this manager’s performance was in line with my expectations, given that it pursues a quantitatively driven deep-value strategy. There were no significant changes to the Fund's portfolio this period, and as of period end, the bulk of the Fund's assets were allocated among five different sub-advised strategies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2018

(excluding cash equivalents)	% of fund's net assets
Fidelity SAI Small-Mid Cap 500 Index Fund	3.7
SS&C Technologies Holdings, Inc.	1.0
ServiceMaster Global Holdings, Inc.	0.7
LPL Financial	0.7
Sensata Technologies Holding BV	0.7
Waste Connection, Inc. (United States)	0.7
TriNet Group, Inc.	0.7
Carter's, Inc.	0.6
Pool Corp.	0.6
Polaris Industries, Inc.	0.6
10.0

Top Five Market Sectors as of February 28, 2018

(stocks only)	% of fund's net assets
Industrials	18.2
Information Technology	17.5
Financials	14.5
Consumer Discretionary	13.8
Health Care	9.9

Asset Allocation (% of fund's net assets)

As of February 28, 2018
Common Stocks	89.9%
Mid-Cap Blend Funds	3.7%
Sector Funds	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	5.8%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Schedule of Investments February 28, 2018

Showing Percentage of Net Assets

Common Stocks - 89.9%
	Shares	Value
CONSUMER DISCRETIONARY - 13.8%
Auto Components - 1.3%
American Axle & Manufacturing Holdings, Inc. (a)	742	$10,952
BorgWarner, Inc.	700	34,356
Cooper-Standard Holding, Inc. (a)	386	47,030
Dana Holding Corp.	800	21,256
Lear Corp.	200	37,314
The Goodyear Tire & Rubber Co.	1,000	28,940
Tower International, Inc.	600	15,660
Visteon Corp. (a)	119	14,737
		210,245
Distributors - 0.7%
LKQ Corp. (a)	384	15,160
Pool Corp.	715	98,691
		113,851
Diversified Consumer Services - 1.4%
Bright Horizons Family Solutions, Inc. (a)	300	28,671
Carriage Services, Inc.	400	10,888
Grand Canyon Education, Inc. (a)	619	60,755
ServiceMaster Global Holdings, Inc. (a)	2,261	116,125
		216,439
Hotels, Restaurants & Leisure - 1.5%
Bloomin' Brands, Inc.	900	20,781
Cedar Fair LP (depositary unit)	506	33,806
Dave & Buster's Entertainment, Inc. (a)	175	7,835
Dunkin' Brands Group, Inc.	895	53,602
Hilton Grand Vacations, Inc. (a)	360	15,538
Papa John's International, Inc.	614	35,452
Penn National Gaming, Inc. (a)	260	6,919
Planet Fitness, Inc. (a)	338	12,499
Red Lion Hotels Corp. (a)	1,020	9,894
U.S. Foods Holding Corp. (a)	291	9,716
Wyndham Worldwide Corp.	200	23,156
		229,198
Household Durables - 0.6%
Helen of Troy Ltd. (a)	246	22,152
KB Home	700	19,425
M.D.C. Holdings, Inc.	1,000	27,680
Newell Brands, Inc.	964	24,765
		94,022
Internet & Direct Marketing Retail - 0.2%
Liberty Interactive Corp. QVC Group Series A (a)	843	24,337
U.S. Auto Parts Network, Inc. (a)	5,734	11,869
		36,206
Leisure Products - 1.2%
American Outdoor Brands Corp. (a)	500	4,500
Brunswick Corp.	1,428	81,682
Polaris Industries, Inc.	825	94,042
		180,224
Media - 1.5%
AMC Networks, Inc. Class A (a)	400	21,028
Cinemark Holdings, Inc.	1,952	83,077
E.W. Scripps Co. Class A	1,436	19,774
National CineMedia, Inc.	4,038	30,406
Nexstar Broadcasting Group, Inc. Class A	182	13,004
Scripps Networks Interactive, Inc. Class A	300	26,958
Sinclair Broadcast Group, Inc. Class A	949	32,076
		226,323
Multiline Retail - 0.6%
Dillard's, Inc. Class A	200	16,310
Kohl's Corp.	800	52,872
Nordstrom, Inc.	366	18,779
Tuesday Morning Corp. (a)	2,138	6,735
		94,696
Specialty Retail - 2.4%
Aaron's, Inc. Class A	1,368	63,215
American Eagle Outfitters, Inc.	800	15,416
Chico's FAS, Inc.	784	7,871
Conn's, Inc. (a)	321	10,497
Dick's Sporting Goods, Inc.	686	21,966
Foot Locker, Inc.	400	18,364
Genesco, Inc. (a)	89	3,498
Lithia Motors, Inc. Class A (sub. vtg.)	104	10,805
Monro, Inc.	856	43,570
Murphy U.S.A., Inc. (a)	400	30,044
Office Depot, Inc.	4,100	10,783
Penske Automotive Group, Inc.	400	18,320
Sally Beauty Holdings, Inc. (a)	4,370	73,591
Sonic Automotive, Inc. Class A (sub. vtg.)	800	15,680
Sportsman's Warehouse Holdings, Inc. (a)	1,436	6,965
The Children's Place Retail Stores, Inc.	160	22,768
		373,353
Textiles, Apparel & Luxury Goods - 2.4%
Carter's, Inc.	850	99,178
Hanesbrands, Inc.	2,433	47,200
lululemon athletica, Inc. (a)	608	49,309
Michael Kors Holdings Ltd. (a)	300	18,879
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	982	40,183
Stelco Holdings, Inc.	934	18,619
Switch, Inc. Class A	2,447	33,793
Under Armour, Inc. Class C (non-vtg.) (a)	2,580	38,829
Wolverine World Wide, Inc.	1,114	32,618
		378,608

TOTAL CONSUMER DISCRETIONARY		2,153,165

CONSUMER STAPLES - 3.0%
Beverages - 0.3%
Cott Corp.	793	11,538
Primo Water Corp. (a)	2,094	25,505
		37,043
Food & Staples Retailing - 0.8%
Casey's General Stores, Inc.	245	27,516
Performance Food Group Co. (a)	2,110	64,672
SpartanNash Co.	700	11,739
SUPERVALU, Inc. (a)	1,000	14,230
Weis Markets, Inc.	300	11,181
		129,338
Food Products - 1.2%
Blue Buffalo Pet Products, Inc. (a)	335	13,420
Bunge Ltd.	400	30,172
Calavo Growers, Inc.	229	19,545
Farmer Brothers Co. (a)	366	11,419
Lamb Weston Holdings, Inc.	978	52,900
Nomad Foods Ltd. (a)	632	10,358
Pilgrim's Pride Corp. (a)	1,200	30,240
Sanderson Farms, Inc.	200	24,630
		192,684
Household Products - 0.7%
Central Garden & Pet Co. (a)	317	12,246
Energizer Holdings, Inc.	700	38,136
Spectrum Brands Holdings, Inc.	649	64,063
		114,445

TOTAL CONSUMER STAPLES		473,510

ENERGY - 2.9%
Energy Equipment & Services - 0.9%
Core Laboratories NV	430	44,273
Matrix Service Co. (a)	1,000	14,300
McDermott International, Inc. (a)	2,100	15,330
Patterson-UTI Energy, Inc.	2,836	51,247
RigNet, Inc. (a)	1,386	18,572
		143,722
Oil, Gas & Consumable Fuels - 2.0%
Abraxas Petroleum Corp. (a)	10,410	22,382
Andeavor	139	12,457
Arch Coal, Inc.	89	8,518
Cabot Oil & Gas Corp.	281	6,789
Canacol Energy Ltd. (a)	3,085	10,170
Cimarex Energy Co.	549	52,753
Delek U.S. Holdings, Inc.	458	15,627
Earthstone Energy, Inc. (a)	714	6,569
Evolution Petroleum Corp.	2,400	19,320
Extraction Oil & Gas, Inc. (a)	2,360	28,509
Green Plains, Inc.	322	5,893
Leucrotta Exploration, Inc. (a)	5,046	5,859
Paramount Resources Ltd. Class A (a)	548	7,362
Parsley Energy, Inc. Class A (a)	719	18,176
PBF Energy, Inc. Class A	500	14,655
Resolute Energy Corp. (a)	217	7,053
RSP Permian, Inc. (a)	381	14,596
Scorpio Tankers, Inc.	4,433	10,196
Sundance Energy Australia Ltd. (a)	64,896	3,818
Whiting Petroleum Corp. (a)	1,106	30,094
World Fuel Services Corp.	300	6,855
		307,651

TOTAL ENERGY		451,373

FINANCIALS - 14.5%
Banks - 5.5%
Associated Banc-Corp.	1,283	31,690
Banco Latinoamericano de Comercio Exterior SA Series E	700	19,495
Bank of the Ozarks, Inc.	805	40,161
BankUnited, Inc.	1,710	68,776
Banner Corp.	142	7,850
Central Pacific Financial Corp.	400	11,148
CIT Group, Inc.	700	37,135
Commerce Bancshares, Inc.	485	28,018
Cullen/Frost Bankers, Inc.	205	21,318
East West Bancorp, Inc.	185	12,127
Fifth Third Bancorp	291	9,618
First Hawaiian, Inc.	1,187	32,987
First Horizon National Corp.	2,013	38,348
First Interstate Bancsystem, Inc.	762	30,099
Fulton Financial Corp.	1,000	18,100
Great Western Bancorp, Inc.	643	26,292
Hancock Holding Co.	300	15,510
Hanmi Financial Corp.	500	15,275
IBERIABANK Corp.	637	51,470
KeyCorp	3,252	68,715
Old National Bancorp, Indiana	1,400	23,800
Preferred Bank, Los Angeles	101	6,295
Regions Financial Corp.	2,600	50,466
Signature Bank (a)	198	28,946
TCF Financial Corp.	1,500	33,450
Western Alliance Bancorp. (a)	671	39,227
Wintrust Financial Corp.	413	34,903
Zions Bancorporation	900	49,473
		850,692
Capital Markets - 3.0%
E*TRADE Financial Corp. (a)	438	22,877
Eaton Vance Corp. (non-vtg.)	987	52,242
FactSet Research Systems, Inc.	156	31,696
Financial Engines, Inc.	1,547	51,825
Lazard Ltd. Class A	1,248	67,355
Legg Mason, Inc.	700	27,937
LPL Financial	1,706	109,645
Moelis & Co. Class A	130	6,598
Morningstar, Inc.	312	29,156
PennantPark Investment Corp.	2,600	18,070
Prospect Capital Corp.	2,900	19,256
WisdomTree Investments, Inc.	3,548	34,096
		470,753
Consumer Finance - 1.5%
Ally Financial, Inc.	2,936	81,914
Green Dot Corp. Class A (a)	350	22,796
Navient Corp.	900	11,664
OneMain Holdings, Inc. (a)	1,182	36,240
SLM Corp. (a)	6,981	76,163
		228,777
Diversified Financial Services - 0.7%
Cannae Holdings, Inc. (a)	548	10,072
Donnelley Financial Solutions, Inc. (a)	137	2,371
Granite Point Mortgage Trust, Inc.	142	2,393
Leucadia National Corp.	1,501	36,009
On Deck Capital, Inc. (a)	4,621	23,983
Voya Financial, Inc.	721	36,785
		111,613
Insurance - 2.6%
AmTrust Financial Services, Inc.	900	10,773
Assured Guaranty Ltd.	700	24,206
CNA Financial Corp.	700	35,742
CNO Financial Group, Inc.	1,900	42,826
Everest Re Group Ltd.	120	28,829
First American Financial Corp.	700	40,621
Genworth Financial, Inc. Class A (a)	2,800	7,616
Heritage Insurance Holdings, Inc.	800	13,344
Kinsale Capital Group, Inc.	225	11,025
Lincoln National Corp.	600	45,702
ProAssurance Corp.	690	32,982
Reinsurance Group of America, Inc.	230	35,372
RLI Corp.	268	16,294
Universal Insurance Holdings, Inc.	600	17,580
Unum Group	900	45,864
		408,776
Mortgage Real Estate Investment Trusts - 0.5%
MFA Financial, Inc.	2,300	16,376
New York Mortgage Trust, Inc.	2,300	12,673
Redwood Trust, Inc.	1,100	16,115
Starwood Property Trust, Inc.	1,100	22,275
Two Harbors Investment Corp.	750	11,018
		78,457
Thrifts & Mortgage Finance - 0.7%
Flagstar Bancorp, Inc. (a)	500	17,630
MGIC Investment Corp. (a)	5,122	70,632
Radian Group, Inc.	800	16,416
		104,678

TOTAL FINANCIALS		2,253,746

HEALTH CARE - 9.9%
Biotechnology - 1.5%
Agios Pharmaceuticals, Inc.(a)	240	19,294
Atara Biotherapeutics, Inc. (a)	560	21,574
DBV Technologies SA sponsored ADR (a)	826	17,643
Dyax Corp. rights 12/31/19 (a)(b)	741	2,564
Exact Sciences Corp. (a)	600	26,766
Heron Therapeutics, Inc. (a)	845	17,196
Immunomedics, Inc. (a)	1,672	28,274
Juno Therapeutics, Inc. (a)	466	40,435
Neurocrine Biosciences, Inc. (a)	331	27,946
Sage Therapeutics, Inc. (a)	175	28,238
United Therapeutics Corp. (a)	100	11,585
		241,515
Health Care Equipment & Supplies - 2.7%
Abiomed, Inc. (a)	71	19,041
Anika Therapeutics, Inc. (a)	112	5,830
Dentsply Sirona, Inc.	214	11,997
DexCom, Inc. (a)	513	28,800
Endologix, Inc. (a)	4,007	16,108
IDEXX Laboratories, Inc. (a)	468	87,624
Insulet Corp. (a)	245	18,397
Integer Holdings Corp. (a)	600	30,630
Nevro Corp. (a)	380	30,826
Steris PLC	851	77,696
The Cooper Companies, Inc.	134	30,890
West Pharmaceutical Services, Inc.	657	57,304
		415,143
Health Care Providers & Services - 2.5%
Centene Corp. (a)	638	64,706
HealthEquity, Inc. (a)	529	30,460
HealthSouth Corp.	1,228	65,403
Henry Schein, Inc. (a)	512	33,889
LifePoint Hospitals, Inc. (a)	500	23,050
Magellan Health Services, Inc. (a)	200	20,180
MEDNAX, Inc. (a)	831	45,688
Molina Healthcare, Inc. (a)	200	14,460
Owens & Minor, Inc.	1,100	18,051
Premier, Inc. (a)	780	25,857
Quest Diagnostics, Inc.	100	10,305
Wellcare Health Plans, Inc. (a)	214	41,497
		393,546
Health Care Technology - 0.7%
athenahealth, Inc. (a)	281	39,267
Evolent Health, Inc. (a)	1,247	18,269
Medidata Solutions, Inc. (a)	898	58,963
		116,499
Life Sciences Tools & Services - 0.7%
Bio-Rad Laboratories, Inc. Class A (a)	102	27,544
Cambrex Corp. (a)	336	17,455
INC Research Holdings, Inc. Class A (a)	1,013	42,445
PRA Health Sciences, Inc. (a)	176	14,784
		102,228
Pharmaceuticals - 1.8%
Avadel Pharmaceuticals PLC sponsored ADR (a)	424	3,523
Catalent, Inc. (a)	1,856	77,488
Jazz Pharmaceuticals PLC (a)	258	37,358
Lannett Co., Inc. (a)	900	14,400
Mallinckrodt PLC (a)	500	8,340
Prestige Brands Holdings, Inc. (a)	1,992	67,330
Revance Therapeutics, Inc. (a)	680	21,046
TherapeuticsMD, Inc. (a)	8,655	43,275
		272,760

TOTAL HEALTH CARE		1,541,691

INDUSTRIALS - 18.2%
Aerospace & Defense - 1.0%
Axon Enterprise, Inc. (a)	446	15,534
HEICO Corp. Class A	628	45,530
Huntington Ingalls Industries, Inc.	60	15,721
Moog, Inc. Class A (a)	200	16,766
Spirit AeroSystems Holdings, Inc. Class A	700	63,903
		157,454
Air Freight & Logistics - 0.5%
Atlas Air Worldwide Holdings, Inc. (a)	400	24,340
Forward Air Corp.	849	45,846
		70,186
Airlines - 1.0%
Air Canada (a)	1,628	34,331
Alaska Air Group, Inc.	300	19,350
JetBlue Airways Corp. (a)	1,600	33,680
SkyWest, Inc.	1,341	73,487
		160,848
Building Products - 1.3%
Allegion PLC	507	42,644
Fortune Brands Home & Security, Inc.	400	24,264
Jeld-Wen Holding, Inc. (a)	485	15,113
Owens Corning	400	32,520
Patrick Industries, Inc. (a)	598	36,747
Simpson Manufacturing Co. Ltd.	221	12,226
USG Corp. (a)	924	30,880
		194,394
Commercial Services & Supplies - 3.8%
ABM Industries, Inc.	877	30,835
Brady Corp. Class A	1,384	51,762
Casella Waste Systems, Inc. Class A (a)	1,870	47,535
Clean Harbors, Inc. (a)	1,417	70,751
Deluxe Corp.	714	50,694
Evoqua Water Technologies Corp. (a)	915	20,954
Herman Miller, Inc.	1,424	51,122
Hudson Technologies, Inc. (a)	2,063	12,584
KAR Auction Services, Inc.	250	13,520
LSC Communications, Inc.	137	1,995
Multi-Color Corp.	1,065	67,468
Pitney Bowes, Inc.	2,654	32,910
R.R. Donnelley & Sons Co.	366	2,760
Ritchie Brothers Auctioneers, Inc.	854	27,661
Waste Connection, Inc. (United States)	1,521	107,656
		590,207
Construction & Engineering - 0.3%
Chicago Bridge & Iron Co. NV	900	15,714
Fluor Corp.	623	35,449
		51,163
Electrical Equipment - 0.9%
Generac Holdings, Inc. (a)	613	27,266
Sensata Technologies Holding BV (a)	2,054	108,574
		135,840
Industrial Conglomerates - 0.1%
ITT, Inc.	400	20,072
Machinery - 4.3%
Allison Transmission Holdings, Inc.	1,223	48,467
Crane Co.	100	9,231
Douglas Dynamics, Inc.	758	33,731
Gates Industrial Corp. PLC (a)	1,162	20,172
Global Brass & Copper Holdings, Inc.	600	16,980
John Bean Technologies Corp.	232	25,694
Kennametal, Inc.	1,254	51,665
Lincoln Electric Holdings, Inc.	342	29,939
Middleby Corp. (a)	545	65,536
Park-Ohio Holdings Corp.	300	11,955
Proto Labs, Inc. (a)	336	36,607
RBC Bearings, Inc. (a)	390	46,995
Snap-On, Inc.	304	48,403
Tennant Co.	841	54,160
Timken Co.	300	13,140
Toro Co.	1,474	93,702
Wabtec Corp.	600	48,804
Woodward, Inc.	239	16,928
		672,109
Marine - 0.6%
Costamare, Inc.	669	3,874
Kirby Corp. (a)	1,135	85,125
		88,999
Professional Services - 1.0%
Manpower, Inc.	300	35,538
Nielsen Holdings PLC	541	17,653
TriNet Group, Inc. (a)	2,188	103,208
		156,399
Road & Rail - 2.1%
Avis Budget Group, Inc. (a)	917	41,430
Covenant Transport Group, Inc. Class A (a)	666	17,196
Daseke, Inc. (a)	3,192	32,112
Heartland Express, Inc.	2,962	57,818
J.B. Hunt Transport Services, Inc.	136	16,126
Knight-Swift Transportation Holdings, Inc. Class A	1,569	75,563
Landstar System, Inc.	300	32,640
Marten Transport Ltd.	403	8,725
Ryder System, Inc.	300	21,711
U.S.A. Truck, Inc. (a)	650	16,614
Werner Enterprises, Inc.	337	12,553
		332,488
Trading Companies & Distributors - 1.3%
Applied Industrial Technologies, Inc.	404	28,442
GATX Corp.	400	27,576
MSC Industrial Direct Co., Inc. Class A	877	76,720
United Rentals, Inc. (a)	240	42,022
Univar, Inc. (a)	793	22,846
		197,606

TOTAL INDUSTRIALS		2,827,765

INFORMATION TECHNOLOGY - 17.5%
Communications Equipment - 1.5%
Ciena Corp. (a)	2,671	61,887
EMCORE Corp. (a)	1,877	9,948
F5 Networks, Inc. (a)	200	29,704
Infinera Corp. (a)	2,609	25,960
Juniper Networks, Inc.	1,200	30,792
KVH Industries, Inc. (a)	139	1,418
Lumentum Holdings, Inc. (a)	351	21,411
Plantronics, Inc.	200	10,808
ViaSat, Inc. (a)	33	2,303
Viavi Solutions, Inc. (a)	3,649	35,103
		229,334
Electronic Equipment & Components - 2.3%
Arrow Electronics, Inc. (a)	300	24,474
Avnet, Inc.	600	25,620
CDW Corp.	691	50,395
Cognex Corp.	170	9,131
Fabrinet	265	7,990
Flextronics International Ltd. (a)	1,400	25,340
Jabil, Inc.	1,200	32,508
KEMET Corp. (a)	1,284	23,086
Methode Electronics, Inc. Class A	29	1,144
Sanmina Corp. (a)	700	19,285
Systemax, Inc.	537	15,342
Trimble, Inc. (a)	1,172	44,454
TTM Technologies, Inc. (a)	1,200	19,392
VeriFone Systems, Inc. (a)	1,203	19,970
Vishay Intertechnology, Inc.	900	16,560
Zebra Technologies Corp. Class A (a)	226	31,220
		365,911
Internet Software & Services - 4.6%
2U, Inc. (a)	558	46,191
Alphabet, Inc. Class C (a)	18	19,885
Apptio, Inc. Class A (a)	1,114	32,195
Box, Inc. Class A (a)	1,072	25,792
Carbonite, Inc. (a)	2,004	56,413
Care.com, Inc. (a)	2,856	51,065
ChannelAdvisor Corp. (a)	1,971	17,443
Cimpress NV (a)	309	50,290
Cornerstone OnDemand, Inc. (a)	34	1,394
CoStar Group, Inc. (a)	62	21,212
Facebook, Inc. Class A (a)	46	8,203
GoDaddy, Inc. (a)	397	23,745
GrubHub, Inc. (a)	702	69,786
Hortonworks, Inc. (a)	1,746	31,393
Instructure, Inc. (a)	236	10,242
Internap Network Services Corp. (a)	2,094	27,264
j2 Global, Inc.	86	6,366
Match Group, Inc. (a)	503	20,145
New Relic, Inc. (a)	316	22,682
Nutanix, Inc. Class A (a)	876	31,930
Q2 Holdings, Inc. (a)	999	45,504
Shutterstock, Inc. (a)	1,238	62,210
Stamps.com, Inc. (a)	107	20,442
Twilio, Inc. Class A (a)	304	10,385
Wix.com Ltd. (a)	109	8,180
		720,357
IT Services - 1.8%
Acxiom Corp. (a)	1,119	30,627
Amdocs Ltd.	500	32,895
Convergys Corp.	700	16,247
CoreLogic, Inc. (a)	593	26,982
Euronet Worldwide, Inc. (a)	608	51,601
First Data Corp. Class A (a)	1,177	18,385
Gartner, Inc. (a)	201	22,795
Maximus, Inc.	414	27,730
Presidio, Inc.	1,824	26,667
Teradata Corp. (a)	218	8,027
Unisys Corp. (a)	737	8,254
Virtusa Corp. (a)	147	7,015
		277,225
Semiconductors & Semiconductor Equipment - 1.3%
Advanced Micro Devices, Inc. (a)	1,993	24,135
AXT, Inc. (a)	1,107	8,275
Cabot Microelectronics Corp.	590	60,121
Cirrus Logic, Inc. (a)	500	22,155
M/A-COM Technology Solutions Holdings, Inc. (a)	103	2,198
Maxim Integrated Products, Inc.	380	23,157
ON Semiconductor Corp. (a)	1,800	43,056
Teradyne, Inc.	346	15,708
		198,805
Software - 4.9%
Aspen Technology, Inc. (a)	368	28,439
Attunity Ltd. (a)	1,657	12,146
Callidus Software, Inc. (a)	1,058	37,982
CommVault Systems, Inc. (a)	183	9,525
CyberArk Software Ltd. (a)	575	28,468
Descartes Systems Group, Inc. (a)	936	24,757
Descartes Systems Group, Inc. (Canada) (a)	363	9,618
Ebix, Inc.	340	28,543
Everbridge, Inc. (a)	156	4,978
Guidewire Software, Inc. (a)	494	39,678
Manhattan Associates, Inc. (a)	649	27,323
Nuance Communications, Inc. (a)	2,687	43,153
QAD, Inc. Class A	547	24,615
Qualys, Inc. (a)	135	9,997
Rapid7, Inc. (a)	1,103	29,130
RealPage, Inc. (a)	994	51,937
Splunk, Inc. (a)	501	46,693
SS&C Technologies Holdings, Inc.	3,197	158,308
Tableau Software, Inc. (a)	424	34,628
Talend SA ADR (a)	618	29,095
Tyler Technologies, Inc. (a)	214	43,466
Ultimate Software Group, Inc. (a)	133	31,715
Upland Software, Inc. (a)	106	2,529
		756,723
Technology Hardware, Storage & Peripherals - 1.1%
3D Systems Corp. (a)	1,918	18,221
NCR Corp. (a)	600	19,800
Quantum Corp. (a)	4,708	17,231
Seagate Technology LLC	600	32,040
Stratasys Ltd. (a)	1,657	30,199
Xerox Corp.	1,976	59,912
		177,403

TOTAL INFORMATION TECHNOLOGY		2,725,758

MATERIALS - 4.7%
Chemicals - 2.3%
A. Schulman, Inc.	400	17,540
Axalta Coating Systems Ltd. (a)	1,236	38,069
Cabot Corp.	420	25,276
Eastman Chemical Co.	500	50,540
Huntsman Corp.	2,048	66,089
Methanex Corp.	266	14,683
Orion Engineered Carbons SA	367	10,111
Quaker Chemical Corp.	212	30,216
Rayonier Advanced Materials, Inc.	401	8,168
Trinseo SA	500	39,800
Valvoline, Inc.	1,680	38,489
Westlake Chemical Corp.	180	19,487
		358,468
Construction Materials - 0.3%
Eagle Materials, Inc.	250	25,058
U.S. Concrete, Inc. (a)	290	21,098
		46,156
Containers & Packaging - 1.6%
Aptargroup, Inc.	969	86,648
Crown Holdings, Inc. (a)	700	34,888
Graphic Packaging Holding Co.	2,550	39,041
Owens-Illinois, Inc. (a)	1,200	25,872
Packaging Corp. of America	213	25,390
Smurfit Kappa Group PLC	420	14,625
WestRock Co.	290	19,070
		245,534
Metals & Mining - 0.3%
Ferroglobe Representation & Warranty Insurance (a)(b)	2,166	0
Goldcorp, Inc.	609	7,622
Kinross Gold Corp. (a)	3,467	12,455
Reliance Steel & Aluminum Co.	300	27,051
Ryerson Holding Corp. (a)	341	3,444
Tahoe Resources, Inc.	1,093	5,349
		55,921
Paper & Forest Products - 0.2%
Clearwater Paper Corp. (a)	300	11,280
P.H. Glatfelter Co.	1,000	20,410
		31,690

TOTAL MATERIALS		737,769

REAL ESTATE - 3.9%
Equity Real Estate Investment Trusts (REITs) - 3.6%
CBL & Associates Properties, Inc.	1,100	5,093
CorEnergy Infrastructure Trust, Inc.	600	21,522
DDR Corp.	1,900	14,820
EastGroup Properties, Inc.	481	38,975
Front Yard Residential Corp. Class B	558	5,853
Government Properties Income Trust	1,200	16,464
Hospitality Properties Trust (SBI)	1,200	30,528
Independence Realty Trust, Inc.	1,000	8,520
InfraReit, Inc.	700	13,048
LaSalle Hotel Properties (SBI)	500	12,265
Medical Properties Trust, Inc.	1,900	23,294
Mid-America Apartment Communities, Inc.	382	32,783
National Retail Properties, Inc.	1,333	49,641
National Storage Affiliates Trust	1,426	34,980
Omega Healthcare Investors, Inc.	1,100	28,028
Outfront Media, Inc.	1,488	30,519
Piedmont Office Realty Trust, Inc. Class A	1,700	30,532
Preferred Apartment Communities, Inc. Class A	800	11,144
RLJ Lodging Trust	1,609	31,874
Sabra Health Care REIT, Inc.	1,200	20,256
Select Income REIT	900	16,353
Senior Housing Properties Trust (SBI)	1,900	28,766
Summit Hotel Properties, Inc.	1,100	14,487
VEREIT, Inc.	3,600	24,660
Washington Prime Group, Inc.	2,200	14,410
		558,815
Real Estate Management & Development - 0.3%
HFF, Inc.	621	28,355
Realogy Holdings Corp.	1,021	26,087
		54,442

TOTAL REAL ESTATE		613,257

TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
Boingo Wireless, Inc. (a)	2,032	53,787
UTILITIES - 1.1%
Electric Utilities - 0.8%
Entergy Corp.	600	45,492
FirstEnergy Corp.	1,100	35,563
Portland General Electric Co.	1,021	40,564
		121,619
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	1,700	18,479
Multi-Utilities - 0.2%
NorthWestern Energy Corp.	664	33,917

TOTAL UTILITIES		174,015

TOTAL COMMON STOCKS
(Cost $11,391,346)		14,005,836

Equity Funds - 4.3%
Mid-Cap Blend Funds - 3.7%
Fidelity SAI Small-Mid Cap 500 Index Fund (c)	47,025	569,466
Sector Funds - 0.6%
Fidelity SAI Real Estate Index Fund (c)	9,532	93,320
TOTAL EQUITY FUNDS
(Cost $608,460)		662,786

U.S. Treasury Obligations - 0.5%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 1.27% to 1.27% 3/1/18 (d)
(Cost $80,000)	$80,000	80,000

Money Market Funds - 7.3%
	Shares
State Street Institutional U.S. Government Money Market Fund Premier Class 1.26% (e)
(Cost $1,140,715)	1,140,715	1,140,715
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $13,220,521)		15,889,337
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(309,872)
NET ASSETS - 100%		$15,579,465

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	7	March 2018	$528,920	$316	$316

The notional amount of futures purchased as a percentage of Net Assets is 3.4%

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Affiliated Fund

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $42,000.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity SAI Real Estate Index Fund	$124,727	$1,849	$20,000	$3,247	$(1,261)	$(11,995)	$93,320
Fidelity SAI Small-Mid Cap 500 Index Fund	578,685	2,098,336	2,163,500	11,585	18,594	37,351	569,466
Total	$703,412	$2,100,185	$2,183,500	$14,832	$17,333	$25,356	$662,786

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,153,165	$2,153,165	$--	$--
Consumer Staples	473,510	473,510	--	--
Energy	451,373	447,555	3,818	--
Financials	2,253,746	2,253,746	--	--
Health Care	1,541,691	1,539,127	--	2,564
Industrials	2,827,765	2,827,765	--	--
Information Technology	2,725,758	2,725,758	--	--
Materials	737,769	723,144	14,625	--
Real Estate	613,257	613,257	--	--
Telecommunication Services	53,787	53,787	--	--
Utilities	174,015	174,015	--	--
Equity Funds	662,786	662,786	--	--
Other Short-Term Investments	80,000	--	80,000	--
Money Market Funds	1,140,715	1,140,715	--	--
Total Investments in Securities:	$15,889,337	$15,788,330	$98,443	$2,564
Derivative Instruments:
Assets
Futures Contracts	$316	$316	$--	$--
Total Assets	$316	$316	$--	$--
Total Derivative Instruments:	$316	$316	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$316	$0
Total Equity Risk	316	0
Total Value of Derivatives	$316	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $12,612,061)	$15,226,551
Affiliated issuers (cost $608,460)	662,786
Total Investment in Securities (cost $13,220,521)		$15,889,337
Receivable for investments sold		306,437
Receivable for fund shares sold		11,404
Dividends receivable		11,695
Interest receivable		1,089
Prepaid expenses		8
Receivable from investment adviser for expense reductions		5,043
Other receivables		594
Total assets		16,225,607
Liabilities
Payable for investments purchased	$66,729
Payable for fund shares redeemed	500,000
Accrued management fee	9,681
Distribution and service plan fees payable	30
Payable for daily variation margin on futures contracts	13,447
Other affiliated payables	1,962
Audit fee payable	37,951
Other payables and accrued expenses	16,342
Total liabilities		646,142
Net Assets		$15,579,465
Net Assets consist of:
Paid in capital		$12,105,192
Accumulated net investment loss		(342)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		805,483
Net unrealized appreciation (depreciation) on investments		2,669,132
Net Assets		$15,579,465
Small-Mid Cap Multi-Manager:
Net Asset Value, offering price and redemption price per share ($15,291,754 ÷ 1,491,234 shares)		$10.25
Class L:
Net Asset Value, offering price and redemption price per share ($144,628 ÷ 14,122 shares)		$10.24
Class N:
Net Asset Value, offering price and redemption price per share ($143,083 ÷ 14,059 shares)		$10.18

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2018
Investment Income
Dividends:
Unaffiliated issuers		$175,723
Affiliated issuers		9,821
Interest		9,566
Total income		195,110
Expenses
Management fee	$120,492
Transfer agent fees	16,509
Distribution and service plan fees	335
Accounting fees and expenses	6,294
Custodian fees and expenses	40,400
Independent trustees' fees and expenses	201
Registration fees	43,839
Audit	72,210
Legal	8,457
Miscellaneous	367
Total expenses before reductions	309,104
Expense reductions	(124,277)	184,827
Net investment income (loss)		10,283
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,730,089
Affiliated issuers	17,333
Foreign currency transactions	44
Futures contracts	32,769
Realized gain distributions from underlying funds:
Affiliated issuers	5,011
Total net realized gain (loss)		1,785,246
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	285,761
Other affiliated issuers	25,356
Futures contracts	(2,515)
Total change in net unrealized appreciation (depreciation)		308,602
Net gain (loss)		2,093,848
Net increase (decrease) in net assets resulting from operations		$2,104,131

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2018	Year ended February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,283	$13,697
Net realized gain (loss)	1,785,246	3,142,139
Change in net unrealized appreciation (depreciation)	308,602	1,749,585
Net increase (decrease) in net assets resulting from operations	2,104,131	4,905,421
Distributions to shareholders from net investment income	(18,378)	(5,001)
Distributions to shareholders from net realized gain	(1,072,219)	(2,720,619)
Total distributions	(1,090,597)	(2,725,620)
Share transactions - net increase (decrease)	(898,485)	(16,998,320)
Redemption fees	635	352
Total increase (decrease) in net assets	115,684	(14,818,167)
Net Assets
Beginning of period	15,463,781	30,281,948
End of period	$15,579,465	$15,463,781
Other Information
Accumulated net investment loss end of period	$(342)	$(105)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Small-Mid Cap Multi-Manager Fund

Years ended February 28,	2018	2017	2016 A	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.71	$9.10	$11.40	$13.46	$12.25
Income from Investment Operations
Net investment income (loss)B	.01	.01	(.02)	(.04)	(.03)
Net realized and unrealized gain (loss)	1.28	2.76	(1.54)	.70	3.24
Total from investment operations	1.29	2.77	(1.56)	.66	3.21
Distributions from net investment income	(.01)	–C	–	–	–
Distributions from net realized gain	(.74)	(2.16)	(.74)	(2.72)	(2.00)
Total distributions	(.75)	(2.16)	(.74)	(2.72)	(2.00)
Redemption fees added to paid in capitalB,C	–	–	–	–	–
Net asset value, end of period	$10.25	$9.71	$9.10	$11.40	$13.46
Total ReturnD	13.49%	31.35%	(14.27)%	5.88%	27.21%
Ratios to Average Net AssetsE
Expenses before reductions	1.92%	2.17%	1.41%	1.34%	1.25%
Expenses net of fee waivers, if any	1.15%	1.15%	1.16%	1.16%	1.16%
Expenses net of all reductions	1.15%	1.15%	1.16%	1.16%	1.16%
Net investment income (loss)	.06%	.08%	(.18)%	(.29)%	(.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$15,292	$13,251	$28,621	$32,904	$57,019
Portfolio turnover rateF	64%	120%	89%	85%	117%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears it proportionate share of the expenses of the Underlying Funds.

 F Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Small-Mid Cap Multi-Manager Fund Class L

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.70	$9.09	$11.39	$13.45	$14.28
Income from Investment Operations
Net investment income (loss)C	.01	.01	(.02)	(.04)	(.01)
Net realized and unrealized gain (loss)	1.28	2.76	(1.54)	.70	.93
Total from investment operations	1.29	2.77	(1.56)	.66	.92
Distributions from net investment income	(.01)	–D	–	–	–
Distributions from net realized gain	(.74)	(2.16)	(.74)	(2.72)	(1.75)
Total distributions	(.75)	(2.16)	(.74)	(2.72)	(1.75)
Redemption fees added to paid in capitalC,D	–	–	–	–	–
Net asset value, end of period	$10.24	$9.70	$9.09	$11.39	$13.45
Total ReturnE,F	13.50%	31.39%	(14.29)%	5.89%	6.84%
Ratios to Average Net AssetsG
Expenses before reductions	1.89%	2.21%	1.40%	1.37%	1.54%H
Expenses net of fee waivers, if any	1.15%	1.15%	1.16%	1.16%	1.16%H
Expenses net of all reductions	1.15%	1.15%	1.16%	1.16%	1.16%H
Net investment income (loss)	.05%	.09%	(.18)%	(.29)%	(.17)%H
Supplemental Data
Net assets, end of period (000 omitted)	$145	$127	$97	$113	$107
Portfolio turnover rateI	64%	120%	89%	85%	117%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears it proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Strategic Advisers Small-Mid Cap Multi-Manager Fund Class N

Years ended February 28,	2018	2017	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$9.64	$9.07	$11.38	$13.44	$14.28
Income from Investment Operations
Net investment income (loss)C	(.02)	(.02)	(.05)	(.07)	(.02)
Net realized and unrealized gain (loss)	1.29	2.74	(1.52)	.70	.92
Total from investment operations	1.27	2.72	(1.57)	.63	.90
Distributions from net realized gain	(.73)	(2.15)	(.74)	(2.69)	(1.74)
Redemption fees added to paid in capitalC,D	–	–	–	–	–
Net asset value, end of period	$10.18	$9.64	$9.07	$11.38	$13.44
Total ReturnE,F	13.36%	30.86%	(14.42)%	5.62%	6.73%
Ratios to Average Net AssetsG
Expenses before reductions	2.14%	2.45%	1.65%	1.62%	1.81%H
Expenses net of fee waivers, if any	1.40%	1.40%	1.41%	1.41%	1.41%H
Expenses net of all reductions	1.40%	1.40%	1.41%	1.41%	1.41%H
Net investment income (loss)	(.19)%	(.16)%	(.43)%	(.54)%	(.42)%H
Supplemental Data
Net assets, end of period (000 omitted)	$143	$126	$96	$113	$107
Portfolio turnover rateI	64%	120%	89%	85%	117%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears it proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2018

1. Organization.

Strategic Advisers Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Small-Mid Cap Multi Manager, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective December 5, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were redeemed.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,331,773
Gross unrealized depreciation	(738,075)
Net unrealized appreciation (depreciation)	$2,593,698
Tax Cost	$13,295,639

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$114,786
Undistributed long-term capital gain	$766,385
Net unrealized appreciation (depreciation) on securities and other investments	$2,593,698

The tax character of distributions paid was as follows:

	February 28, 2018	February 28, 2017
Ordinary Income	$286,539	$ 11,251
Long-term Capital Gains	804,058	2,714,369
Total	$1,090,597	$ 2,725,620

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares) other than short-term securities, aggregated $9,659,561 and $11,467,842, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers LLC (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .74% of the Fund's average net assets.

Sub-Advisers. ArrowMark Colorado Holdings, LLC (d/b/a ArrowMark Partners), J.P. Morgan Investment Management, Inc., LSV Asset Management, Portolan Capital Management, LLC, and BNY Mellon Asset Management North America Corporation (formerly The Boston Company Asset Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

AllianceBernstein, L.P. (AB), FIAM LLC (an affiliate of the investment adviser), Boston Partners Global Investors, Inc., Fisher Investments, Geode Capital Management, LLC, Invesco Advisers, Inc., Neuberger Berman Investment Advisers LLC (NBIA), Rice Hall James & Associates, LLC, Systematic Financial Management, L.P., Victory Capital Management, Inc. and Voya Investment Management Co., LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$335	$335

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Small-Mid Cap Multi-Manager	$16,270.11
Class L	120.09
Class N	119.09
	$16,509

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $15 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $48 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive the Fund's management fee in an amount equal to .01% of the Fund's average net assets. During the period, this waiver reduced the fund's management fee by $1,617.

The investment adviser has also contractually agreed to reimburse Small-Mid Multi Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2019. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Small-Mid Cap Multi-Manager	1.15%	$107,626
Class F	1.06%	13,062
Class L	1.15%	983
Class N	1.40%	988

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2018	Year ended February 28, 2017
From net investment income
Small-Mid Cap Multi-Manager	$18,205	$4,349
Class F	–	609
Class L	173	43
Total	$18,378	$5,001
From net realized gain
Small-Mid Cap Multi-Manager	$1,028,078	$2,346,043
Class F	24,737	328,655
Class L	9,769	23,021
Class N	9,635	22,900
Total	$1,072,219	$2,720,619

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 28, 2018	Year ended February 28, 2017
Small-Mid Cap Multi-Manager
Shares sold	237,242	93,372	$2,413,353	$934,953
Reinvestment of distributions	103,772	251,105	1,046,283	2,350,346
Shares redeemed	(214,829)	(2,123,204)	(2,169,847)	(20,705,531)
Net increase (decrease)	126,185	(1,778,727)	$1,289,789	$(17,420,232)
Class F
Shares sold	93,458	64,975	$938,773	$655,798
Reinvestment of distributions	2,590	34,991	24,737	329,264
Shares redeemed	(296,820)	(59,866)	(3,171,361)	(609,114)
Net increase (decrease)	(200,772)	40,100	$(2,207,851)	$375,948
Class L
Reinvestment of distributions	987	2,467	9,942	23,064
Net increase (decrease)	987	2,467	$9,942	$23,064
Class N
Reinvestment of distributions	963	2,460	9,635	22,900
Net increase (decrease)	963	2,460	$9,635	$22,900

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 74% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Small-Mid Cap Multi-Manager Fund (one of the funds constituting Fidelity Rutland Square Trust II referred thereafter as the “Fund”) as of February 28, 2018, the related statement of operations for the year ended February 28, 2018, the statement of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 20 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-877-208-0098 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a Non-Executive Director of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers LLC (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 to February 28, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period-B September 1, 2017 to February 28, 2018
Small-Mid Cap Multi-Manager	1.15%
Actual		$1,000.00	$1,100.30	$5.99
Hypothetical-C		$1,000.00	$1,019.09	$5.76
Class L	1.15%
Actual		$1,000.00	$1,101.50	$5.99
Hypothetical-C		$1,000.00	$1,019.09	$5.76
Class N	1.40%
Actual		$1,000.00	$1,100.00	$7.29
Hypothetical-C		$1,000.00	$1,017.85	$7.00

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Small-Mid Cap Multi-Manager
Small-Mid Cap Multi-Manager	04/08/18	04/06/18	$0.589
Class L	04/08/18	04/06/18	$0.589
Class N	04/08/18	04/06/18	$0.585

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2018, $1,380,395, or, if subsequently determined to be different, the net capital gain of such year.

Small-Mid Cap Multi-Manager designates 37%; Class L designates 37% and Class N designates 42% of the dividend distributed in December 2017 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Small-Mid Cap Multi-Manager designates 42%; Class L designates 42% and Class N designates 46% of the dividend distributed in December 2017 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with AllianceBernstein L.P. (AB), ArrowMark Partners (ArrowMark) (formerly Arrowpoint Asset Management, LLC), FIAM LLC, Fisher Investments, Inc., Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., Kennedy Capital Management, Inc., LSV Asset Management, Neuberger Berman Investment Advisers LLC, Portolan Capital Management, LLC, Systematic Financial Management, The Boston Company Asset Management, LLC, and Victory Capital Management, Inc. (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2017 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board also approved an amended sub-advisory agreement with ArrowMark on behalf of the fund to reflect the change in the sub-adviser's name from Arrowpoint Asset Management, LLC to ArrowMark, noting that no other contract terms were impacted and that ArrowMark will continue to provide the same services to the fund. In reaching its determination to renew the fund's Advisory Contracts and approve the amended sub-advisory agreement with ArrowMark, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationships with the fund; (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the amended sub-advisory agreement with ArrowMark, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreement with ArrowMark is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the amended agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the amended sub-advisory agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategy for the fund; (ii) identifying and recommending to the Trustees one or more sub-advisers for the fund; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each sub-adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each sub-adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the sub-adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each sub-adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions with Strategic Advisers about fund investment performance and the performance of each sub-adviser that occur at Board meetings throughout the year as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-,three-, and five-year periods ended December 31, 2016, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class was in the third quartile for the three- and five-year periods and in the fourth quartile for the one-year period ended December 31, 2016. The Board also noted that the retail class had under-performed 87%, 71%, and 71% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2016. The Board also noted that the investment performance of the retail class was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to voluntarily waive 0.01% of the management fee and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2018 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.15%, 1.15%, and 1.40%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class's average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board noted that the fund's management fee rate was ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2016.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparison) that have a similar sales load structure.

The Board noted that the total expenses of each of the retail class, Class F, Class L, and Class N were above the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2016. The Board considered that, in general, various factors can affect total expenses. The Board also considered an alternative expense comparison analysis compared to a universe of no-load funds (higher 12b-1 fee classes designed specifically for retirement plans). The Board noted that, under this alternative competitive analysis, the total expenses for the retail class and Class L ranked below median. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that multiple structures are intended to offer a range of pricing options for the intermediary market. The Board considered that, effective October 1, 2016, Strategic Advisers increased the voluntary expense cap for Class F by 0.01% to maintain an appropriate expense differential between Class F and the retail class, and this increase, combined with a 0.01% reduction in the competitive median caused the total expenses of Class F to rank above the median.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each sub-adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board reviewed Strategic Advisers' and its affiliates' non-fund businesses and potential fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of each sub-adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to each sub-adviser as a result of its relationship with the fund. The Board noted the difficulty in evaluating the sub-advisers' costs and the profitability of the sub-advisory agreement to each sub-adviser because of, among other things, the differences in the types and content of information provided by the sub-advisers due to differences in business models and cost accounting methods among the sub-advisers. Accordingly, the Board considered profitability information provided by each sub-adviser in light of the nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the amended sub-advisory agreement with ArrowMark should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal or approval of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund  On September 6, 2017, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (each respective agreement, the Sub-Advisory Agreement, collectively, the Sub-Advisory Agreements) with each of Boston Partners Global Investors, Inc. (Boston Partners), Rice Hall James & Associates, LLC (Rice Hall) and Voya Investment Management Co. LLC (Voya) (each, a New Sub-Adviser, collectively, the New Sub-Advisers) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of each Sub-Advisory Agreement.

In considering whether to approve each Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under each Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of each New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board noted that it is familiar with the nature, extent and quality of services provided by Boston Partners from its oversight of Boston Partners on behalf of other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the New Sub-Advisers' investment staff, their use of technology, and each New Sub-Adviser's approach to managing and compensating its investment personnel. With respect to Boston Partners, the Board noted that Boston Partners will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the New Sub-Advisers' analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered each New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by each New Sub-Adviser under each respective Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of each New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each respective Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreements, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to each New Sub-Adviser and the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring the New Sub-Advisers.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund, Strategic Advisers' portion of the management fee or Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.15%, 1.15% and 1.40%, respectively, through April 30, 2018. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that there are no expected changes to the fund's total net expenses as a result of approving each Sub-Advisory Agreement and that the expense ratio of each class of the fund is expected to maintain the same relationship to the competitive peer group medians reviewed by the Board in connection with the annual renewal of the fund's advisory contracts at the September 2017 meeting.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. With respect to the New Sub-Advisers, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Advisers will have a significant impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that each Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to each New Sub-Advisers as assets allocated to each New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that each Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

AMM-L-AMM-N-ANN-0418
1.9585979.104

Item 2.

Code of Ethics

As of the end of the period, February 28, 2018, Fidelity Rutland Square Trust II (the “trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Heidi L. Steiger is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Steiger is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Core Income Fund, Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Adviser Emerging Markets Fund of Funds, Strategic Advisers Income Opportunities Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers International Multi-Manager Fund, Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund (the “Funds”):

Services Billed by PwC

February 28, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$44,000	$4,100	$4,000	$7,900
Strategic Advisers Core Income Multi-Manager Fund	$40,000	$3,700	$3,900	$7,100
Strategic Advisers Emerging Markets Fund	$25,000	$2,000	$3,600	$3,800
Strategic Advisers Emerging Markets Fund of Funds	$23,000	$1,800	$3,000	$3,500
Strategic Advisers Income Opportunities Fund	$25,000	$1,900	$4,500	$3,700
Strategic Advisers Income Opportunities Fund of Funds	$23,000	$1,800	$3,000	$3,500
Strategic Advisers International Fund	$42,000	$3,900	$4,200	$7,500
Strategic Advisers International II Fund	$42,000	$3,900	$4,200	$7,400
Strategic Advisers International Multi-Manager Fund	$37,000	$3,500	$3,900	$6,700
Strategic Advisers Small-Mid Cap Fund	$44,000	$3,900	$4,200	$7,400
Strategic Advisers Small-Mid Cap Multi-Manager Fund	$37,000	$3,500	$4,100	$6,700

February 28, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$44,000	$4,700	$4,200	$8,500
Strategic Advisers Core Income Multi-Manager Fund	$40,000	$4,200	$4,700	$7,700
Strategic Advisers Emerging Markets Fund	$22,000	$2,200	$1,800	$4,000
Strategic Advisers Emerging Markets Fund of Funds	$21,000	$2,100	$2,400	$3,800
Strategic Advisers Income Opportunities Fund	$22,000	$2,200	$1,500	$4,000
Strategic Advisers Income Opportunities Fund of Funds	$21,000	$2,100	$2,400	$3,800
Strategic Advisers International Fund	$42,000	$4,500	$4,500	$8,200
Strategic Advisers International II Fund	$42,000	$4,400	$4,500	$8,100
Strategic Advisers International Multi-Manager Fund	$38,000	$4,000	$4,700	$7,300
Strategic Advisers Small-Mid Cap Fund	$42,000	$4.400	$4,600	$8,100
Strategic Advisers Small-Mid Cap Multi-Manager Fund	$38,000	$4,000	$5,100	$7,300

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers LLC. (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2018A	February 28, 2017A,B
Audit-Related Fees	$8,360,000	$6,065,000
Tax Fees	$180,000	$150,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider relating to Covered Services and Non-Covered Services (each as defined below) for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2018A	February 28, 2017A,B
PwC	$11,030,000	$7,665,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers’ review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 26, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	April 26, 2018